                        2010 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(R) S&P INDIA NIFTY 50 INDEX FUND

                                 AUGUST 1, 2010
                           (AS REVISED MARCH 31, 2011)

                                INDY | NASDAQ

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

"Standard & Poor's(R)" and "S&P(R)" are trademarks of Standard &
Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies)
licensed for use by India Index Services & Products Limited in connection with the S&P CNX Nifty Index and sublicensed to BlackRock Institutional Trust
Company, N.A. ("BTC"). iShares(R) is a registered trademark of BTC.

                                       i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                    iSHARES(R) S&P INDIA NIFTY 50 INDEX FUND
                      Ticker: INDY  Stock Exchange: NASDAQ

INVESTMENT OBJECTIVE

The iShares S&P India Nifty 50 Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P CNX Nifty Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust
(the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory
Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:

                              ANNUAL FUND OPERATING EXPENSES
                       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
                       PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-------------------------------------------------------------------------------------------
                                                  DISTRIBUTION                 TOTAL ANNUAL
                                                      AND                          FUND
                  MANAGEMENT                    SERVICE (12B-1)      OTHER      OPERATING
                     FEES                             FEES         EXPENSES      EXPENSES
---------------------------------------------  -----------------  ----------  -------------
    0.89%                                            None           None          0.89%

EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 YEAR    3 YEARS
--------  ---------
   $91       $284

                                      S-1

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. From inception to the most recent fiscal year, the
Fund's portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will carry out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius
(the "Subsidiary"), which in turn, will invest at least 80% of its total assets in securities that comprise the Underlying Index and depositary receipts representing securities of the Underlying Index. BFA will serve as investment adviser to both the Fund and the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between
Mauritius and India. Unless otherwise indicated, the term "Fund" as used in this prospectus (the "Prospectus") means the Fund and/or the Subsidiary, as applicable.

The Underlying Index measures the equity performance of the top 50 companies by market capitalization whose equity securities trade in the Indian securities market. As of May 31, 2010, the Underlying Index's top three sectors were banks, computer-software and refineries.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund.
"Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the
Underlying Index. The Fund may or may not hold all of the securities in the
Underlying Index.

The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track its
Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

                                      S-2

The Underlying Index is sponsored by an organization (the "Index Provider")
that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund's Index Provider is India Index Services & Products Ltd. ("IISL").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S.
government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the
Fund, and the Fund's performance could trail that of other investments. The
Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CURRENCY RISK. Because the Fund's NAV is determined in U.S. dollars, the Fund's
NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar.

CUSTODY RISK. Less developed markets are more likely to experience problems with the clearing and settling of trades.

EMERGING MARKETS RISK. The Fund's investments in emerging markets may be subject to a greater risk of loss than investments in developed markets.

EQUITY SECURITIES RISK. Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

GEOGRAPHIC RISK. A natural disaster could occur in India and Mauritius that could affect the Indian economy or operations of the Subsidiary, causing an adverse impact on the Fund.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

                                      S-3

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the
Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM
OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting a non-U.S.
issuer or market. The Fund is specifically exposed to ASIAN ECONOMIC RISK.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

PRIVATIZATION RISK. The country in which the Fund invests has begun a process of privatizing certain entities and industries; privatized entities may lose money or be re-nationalized..

RELIANCE ON TRADING PARTNERS RISK. The Fund invests in economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economies in which the Fund invests.

SECURITIES LENDING RISK. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money if the value of the collateral provided for loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced security concerns. Incidents involving a country's security may cause uncertainty in these markets and may adversely affect their economies.

STRUCTURAL RISKS. The economies in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of the
Underlying Index.

TREATY/TAX RISK. As the Fund and the Subsidiary rely on the Double Tax
Avoidance Agreement between India and Mauritius for relief from certain India taxes, treaty renegotiation or legislative changes may result in higher taxes and lower return to the Fund.

VALUATION RISK. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PERFORMANCE INFORMATION

As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

                                      S-4

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are
primarily responsible for the day-to-day management of the Fund. Each Portfolio
Manager supervises a portfolio management team. Ms. Hsiung and Mr. Savage have been Portfolio Managers of the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF").
Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

Beginning in 2013, taxable distributions and redemptions will be subject to a
3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

                                      S-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund

This Prospectus contains important information about investing in the Fund.
Please read this Prospectus carefully before you make any investment decisions.
Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading at market prices on The NASDAQ Stock Market LLC ("NASDAQ"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the
Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return)
of the Fund's portfolio and that of the Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy.
"Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

                                       1

A Further Discussion of Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant economic effect on the entire Asian region and on the Indian market.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that the Fund's portfolio reflects the
Underlying Index's concentration in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S.
dollar, investors may lose money if the Indian currency depreciates against the
U.S. dollar, even if the local currency value of the Fund's holdings in the
Indian market increases.

CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets, such as India, are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

EQUITY SECURITIES RISK. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

                                       2

GEOGRAPHIC RISK. India and Mauritius are located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and India is economically sensitive to environmental events. In addition, the agricultural sector is an important component of the Indian economy and adverse weather may have a significant negative effect on the
Indian economy. Any such natural disaster could cause a significant impact on the Indian economy and could impact operations of the wholly-owned subsidiary in Mauritius, causing an adverse impact on the Fund.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S.
and non-U.S. stock exchanges other than the U.S. stock exchange where the
Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such

                                       3

times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO
THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on stock exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the
"bid" price) and the price at which they are willing to sell Fund shares (the
"ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

                                       4

NON-U.S. SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all of the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

..   Lower levels of liquidity and market efficiency;

..   Greater securities price volatility;

..   Exchange rate fluctuations and exchange controls;

..   Less availability of public information about issuers;

..   Limitations on foreign ownership of securities;

..   Imposition of withholding or other taxes;

..   Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

..   Higher transaction and custody costs and delays in settlement procedures;

..   Difficulties in enforcing contractual obligations;

..   Lower levels of regulation of the securities market;

..   Weaker accounting, disclosure and reporting requirements; and

..   Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights may not be as extensive or protective as those that apply in the United States.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The
Fund invests in securities included in, or representative of, the Underlying
Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

PRIVATIZATION RISK. India has begun a process of privatization of certain entities and industries. Historically, investors in newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not occur, which would adversely affect the performance of the Indian market.

RELIANCE ON TRADING PARTNERS RISK. The Indian economy is dependent on commodity prices and the economies of Asia, mainly Japan and China, and the United States as key trading partners. Reduction in spending on Indian products and services by any of these trading partners or a slowdown or recession in any of these economies could adversely affect the Indian economy.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money if the value of the collateral provided for the loaned securities or the value of investments made with cash collateral falls. These events could also trigger adverse tax consequences for the Fund.

                                       5

SECURITY RISK. India has experienced acts of terrorism and has strained international relations with Pakistan, Bangladesh, China, Sri Lanka and other neighbors due to territorial disputes, historical animosities, terrorism and other defense concerns. These situations may cause uncertainty in the Indian market and may adversely affect performance of the Indian economy.

STRUCTURAL RISKS. The Indian economy is subject to a considerable degree of economic, political and social instability:

POLITICAL AND SOCIAL RISK. Disparities of wealth, the pace of economic liberalization and ethnic, religious and racial disaffection may lead to social turmoil, violence and labor unrest in India. In addition, India continues to experience religious and border disputes as well as separatist movements in certain Indian states. Unanticipated political or social developments may result in sudden and significant investment losses.

HEAVY GOVERNMENT CONTROL AND REGULATION. The Indian government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the Indian economy, control the rate of inflation, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective.
Despite recent reform and privatizations, heavy regulation of investment and industry is still pervasive and the Indian government may restrict foreign ownership of Indian corporations and repatriation of assets. Foreign ownership limits may restrict the Fund's ability to hold securities of certain Indian issuers from time to time and may result in a premium on securities permitted to be held by foreign entities.

EXPROPRIATION RISK. Investing in India involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the abrupt imposition of restrictions on foreign investments and repatriation of capital already invested.

LARGE GOVERNMENT DEBT RISK. The government has experienced chronic structural public sector deficits. High amounts of debt and public spending may stifle
Indian economic growth, cause prolonged periods of recession or lower India's sovereign debt rating.

ECONOMIC RISK. The Indian economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. India may experience substantial (and, in some cases, extremely high) rates of inflation or economic recessions causing a negative effect on the Indian economy and securities market. India may also impose restrictions on the exchange or export of currency, institute adverse currency exchange rates or experience a lack of available currency hedging instruments. Any of these events could have a significant adverse effect on the Indian economy.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in the Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, which is the divergence of the Fund's performance from that of the Underlying
Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the
Fund incurs fees and expenses while the Underlying Index does not. Tracking error for the Fund may be greater than for other

                                       6

iShares funds due to certain characteristics of the Indian market, including limits on ownership of securities of Indian issuers by foreign entities.

TREATY/TAX RISK. The Fund intends to operate through the Subsidiary which would in turn invest in securities of Indian issuers. The Subsidiary in Mauritius should be eligible to take advantage of the benefits of a current Double Tax
Avoidance Agreement between India and Mauritius ("DTAA"). In 2003, the Supreme
Court of India upheld the validity of this DTAA in response to a lower court challenge contesting the DTAA's applicability to entities such as the Fund.

Recently, there have been reports in the Indian press that India is seeking to renegotiate the DTAA. Members of the Indian parliament have also proposed legislation that could eliminate the benefits of the DTAA. No assurance can be given that the terms of this treaty will not be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the
DTAA or in its applicability to the Subsidiary could result in the imposition of withholding and capital gains taxes and other taxes on the Subsidiary by tax authorities in India. This could significantly reduce the return to the Fund on its investments and the return received by the Fund's shareholders.

VALUATION RISK. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the
Fund's shares.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's statement of additional information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the
Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists.
This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust
(entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.89%.

                                       7

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a
wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by
BlackRock, Inc. ("BlackRock"). As of June 30, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.15 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the
"Board") approval of the Investment Advisory Agreement with BFA is available in the Fund's annual report for the period ended March 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team that have more limited responsibilities.

Diane Hsiung has been employed by BFA (formerly, Barclays Global Fund Advisors
("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2007. Prior to that, Ms. Hsiung was a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio
Manager of the Fund since 2009.

Greg Savage has been employed by BFA and BTC as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since
2009.

The Fund's SAI provides additional information about the Portfolio Managers'
compensation, other accounts managed by the Portfolio Managers and the
Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust
Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services
Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and
BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and
Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays
Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities
are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment

                                       8

management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940
Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund.
Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings.
Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the
Entities, may be paid licensing fees for use of their indices or index names.
Entities will not be obligated to license their indices to BlackRock, and
BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity

                                       9

has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the
Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE
FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES
(1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund will be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies.
The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "INDY".

Shares of the Fund may be acquired or redeemed directly from the Fund only in
Creation Units or multiples thereof, as discussed in the CREATIONS AND
REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the
Fund generally trade in the secondary market in amounts less than a Creation
Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take

                                       10

advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund generally sells and redeems its shares directly through transactions that are in-kind, and/or for cash, subject to the conditions described below under Creations and Redemptions.
The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. The Fund's primary listing exchange is NASDAQ.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors.
Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV

                                       11

should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of 3:30 p.m., Mumbai, India time on each day that the New York Stock Exchange ("NYSE") is open for trading, based on prices at such time, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into
U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements)
and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

.. Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

.. Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

.. Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors.

                                       12

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in non-U.S. currencies is converted into U.S.
dollars using exchange rates deemed appropriate by BFA as investment adviser.
Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the
Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a
PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend
Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general

                                       13

information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income
(other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses
(capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates.
The 15% and 0% tax rates expire for taxable years beginning after December 31,
2010. Maximum long-term capital gain income tax rates are scheduled to rise to
20% in 2011. Recent legislation will impose, beginning in 2013, a new 3.8% U.S.
federal Medicare contribution tax on "net investment income," including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified
non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the
Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States securities market. The term excludes a corporation that is a passive foreign investment company.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a
REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after
December 31, 2010.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the
Fund, and to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share

                                       14

becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a
30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a
non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. Beginning in 2013, withholding will be imposed on all distributions, redemptions and proceeds from sales of Fund shares payable to shareholders that are non-U.S. entities, unless certain disclosures are made by such non-U.S. entities as to any of their direct and indirect U.S. owners.

Dividends and interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities, the
Fund may "pass through" to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in
2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

                                       15

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S.
FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR
PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON
FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT
THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL
APPLICABLE TAX LAWS.

MAURITIUS TAX DISCLOSURE. The Fund conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the DTAA. In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary has obtained a certificate from the
Mauritius authorities providing that it is a resident of Mauritius under the
DTAA. The Fund expects the Subsidiary to maintain its Mauritius tax residency.
The Subsidiary is subject to tax in Mauritius on its net income at the rate of
15%. However, a system of foreign tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the
Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each
"creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the
"Distributor"). Only an Authorized Participant may create or redeem Creation
Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized
Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally for a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE
NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a
"qualified institutional buyer," as such term is defined under Rule 144A of the
1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

                                       16

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing
Corporation or a DTC participant and has executed an agreement with the
Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933
Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

COSTS ASSOCIATED WITH CREATIONS AND REDEMPTIONS. Authorized Participants are
charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation
Units. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the applicable business day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the applicable business day. In addition, if a purchase or redemption consists of a cash portion (including any transactions through DTC for cash), the Authorized Participant may be required to cover certain brokerage, tax, foreign exchange, execution, market impact (including expenses associated with certain brokerage execution guarantees, as further described in the Fund's SAI)
and other costs and expenses related to the execution of trades resulting from the cash portion of such transactions. The Authorized Participants may also be required to pay an additional charge (up to the maximum amounts shown below) to cover other costs related to a creation or redemption transaction. Investors who use the services of a broker or other financial intermediary may pay fees for such services.

                                       17

The following table shows, as of May 31, 2010, the approximate value of one
Creation Unit, and standard fees and maximum additional charges for creations and redemptions (as described above):

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/             CHARGE               CHARGE
   VALUE OF A      CREATION       REDEMPTION             FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $1,242,000        50,000          $ 2,500              3.0%                  2.0%

----------
*  As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard transaction fee.

HOUSEHOLDING. Householding is an option available to certain Fund investors.
Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The
Distributor does not maintain a secondary market in shares of the Fund. The
Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER
INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR
HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

                                       18

Financial Highlights

The financial highlights table is intended to help investors understand the
Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the
Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                             PERIOD FROM
                                                           NOV. 18, 2009/a/
                                                                  TO
                                                            MAR. 31, 2010
                                                           ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $          24.97
                                                           ----------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss/b/                                               (0.04)
 Net realized and unrealized gain                                      1.64
                                                           ----------------
Total from investment operations                                       1.60
                                                           ----------------
NET ASSET VALUE, END OF PERIOD                             $          26.57
                                                           ================
TOTAL RETURN                                                           6.41%/c/
                                                           ================
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                          $         41,186
 Ratio of expenses to average net assets/d/                            0.89%
 Ratio of net investment loss to average net assets/d/                (0.49)%
 Portfolio turnover rate/e/                                               1%

----------

/a/ Commencement of operations.
/b/ Based on average shares outstanding throughout the period.
/c/ Not annualized.
/d/ Annualized for periods of less than one year.
/e/ Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation
    Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the period ended March 31, 2010 would have remained the same.

                                       19

Index Provider

IISL, a joint venture between the National Stock Exchange of India Ltd. and
CRISIL Ltd., is the Index Provider for the Underlying Index. IISL is not
affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of
their respective affiliates.

IISL was formed with the objective of providing a variety of indexes and index related services and products for the capital markets. IISL has a consulting and licensing agreement with Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P") for co-branding IISL's equity indexes.

BTC has entered into a license agreement with the Index Provider to use the
Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY IISL OR S&P OR ITS
AFFILIATES, AND NEITHER IISL NOR S&P AND ITS AFFILIATES MAKE ANY REPRESENTATION
OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY
MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES
GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO
TRACK GENERAL STOCK MARKET PERFORMANCE IN INDIA. THE UNDERLYING INDEX IS NOT
COMPILED, CALCULATED OR DISTRIBUTED BY S&P AND ITS AFFILIATES, AND S&P AND ITS
AFFILIATES MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN
PRODUCTS THAT UTILIZE THE UNDERLYING INDEX AS A COMPONENT THEREOF, INCLUDING
THE FUND. THE RELATIONSHIP OF S&P, ITS AFFILIATES AND IISL WITH THE TRUST IS
ONLY IN RESPECT OF THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF THE
UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY IISL WITHOUT
REGARD TO THE TRUST, BTC OR BFA. NEITHER S&P AND ITS AFFILIATES NOR IISL HAVE
ANY OBLIGATION TO TAKE THE NEEDS OF BTC, BFA, THE TRUST OR THE OWNERS OF SHARES
OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE
UNDERLYING INDEX. NEITHER S&P AND ITS AFFILIATES NOR IISL ARE RESPONSIBLE FOR
OR HAS PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF
THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE
DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND TO BE
ISSUED ARE TO BE CONVERTED INTO CASH. NEITHER IISL NOR S&P AND ITS AFFILIATES
HAVE ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE
TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. S&P, ITS AFFILIATES
AND IISL DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE
UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THEY SHALL HAVE NO LIABILITY
FOR ANY ERRORS OR OMISSIONS THEREIN OR INTERRUPTIONS THEREOF. NEITHER S&P AND
ITS AFFILIATES NOR IISL MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO
BE OBTAINED BY BTC, BFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR
ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P,
ITS AFFILIATES AND IISL MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY
DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P, ITS AFFILIATES
AND IISL HAVE

                                       20

ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL
DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING
INDEX, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE LAWS OF
INDIA AND ARE NOT INTENDED TO BENEFIT FROM ANY LAWS IN INDIA PROMULGATED FOR
THE PROTECTION OF SHAREHOLDERS. NO SHARES OF THE FUND SHALL BE KNOWINGLY
OFFERED TO, DIRECTLY OR INDIRECTLY, SOLD OR DELIVERED WITHIN INDIA OR TO,
TRANSFERRED TO, PURCHASED BY, HELD FOR OR ON THE ACCOUNT OF OR FOR THE BENEFIT
OF, (I) ANY RESIDENT OF INDIA, INCLUDING ANY CORPORATION OR OTHER ENTITY
INCORPORATED OR REGISTERED UNDER THE INDIAN LAWS, (II) ANY PERSONS FOR
RE-OFFERING OR RE-SALE, DIRECTLY OR INDIRECTLY, IN INDIA OR TO A RESIDENT OF
INDIA OR ANY ENTITY INCORPORATED OR REGISTERED IN INDIA OR (III) ANY
NON-RESIDENT INDIAN, INDIAN OVERSEAS CORPORATE BODY OR PERSON OF INDIAN ORIGIN.
THE TRUST HAS REGISTERED THE OFFERING OF SHARES OF THE FUND UNDER U.S. FEDERAL
SECURITIES LAWS AND DOES NOT KNOWINGLY PERMIT THE SALE OF SHARES OF THE FUND TO
RESIDENTS OF INDIA.

THE FUND IS NOT SPONSORED, ENDORSED OR PROMOTED BY NASDAQ. NASDAQ MAKES NO
REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF
THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK
THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE
UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NASDAQ IS NOT RESPONSIBLE
FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE
CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,
PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE
DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE
REDEEMABLE. NASDAQ HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF
THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE
SHARES OF THE FUND.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE
UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY,
EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE
FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES
OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR
ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED
HEREIN OR FOR ANY OTHER USE. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES AND
HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE
ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY
OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX
OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS,
OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND
OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND

                                       21

FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO
EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE
FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE,
DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF
NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                       22

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's
NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The
Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The
Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the
NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from January 1, 2010, through June 30, 2010.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED
WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH
PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF
TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE
REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                     NUMBER OF DAYS   PERCENTAGE OF TOTAL DAYS
----------------------------------------   --------------   ------------------------
Greater than 2.0% and Less than 2.5%               7                  5.65%
Greater than 1.5% and Less than 2.0%               6                  4.84
Greater than 1.0% and Less than 1.5%              19                 15.31
Greater than 0.5% and Less than 1.0%              31                 25.00
BETWEEN 0.5% AND -0.5%                            31                 25.00
Less than -0.5% and Greater than -1.0%            10                  8.06
Less than -1.0% and Greater than -1.5%             9                  7.26
Less than -1.5% and Greater than -2.0%             7                  5.65
Less than -2.0% and Greater than -2.5%             -                     -
Less than -2.5% and Greater than -3.0%             1                  0.81
Less than -3.0% and Greater than -3.5%             1                  0.81
Less than -3.5% and Greater than -4.0%             2                  1.61
                                           --------------   ------------------------
                                                 124                100.00%
                                           ==============   ========================

                                       23

II. Total Return Information

The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended March 31, 2010.

"Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the
Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's
NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the
Fund is used as a proxy for the Market Price to calculate market returns.
Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the
Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                        PERFORMANCE AS OF MARCH 31, 2010

                       CUMULATIVE TOTAL RETURNS
               ----------------------------------------
                        INCEPTION TO 3/31/10*
               ----------------------------------------
                          NAV            MARKET   INDEX
               ------------------------ -------- ------
                 6.41%                    7.25%   6.95%

----------
   *     Total returns for the period since inception are calculated from the inception date of the Fund (11/18/09). The first day of secondary market trading in shares of the Fund was 11/20/09.

                                       24

[GRAPHIC APPEARS HERE]

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the
iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2.    From the main page, select the first letter of your brokerage firm's name.

3.    Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available.
      Please contact your brokerage firm or financial adviser.

4.    Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at
1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-INDY-0411

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

ISHARES(R) TRUST

Statement of Additional Information

Dated August 1, 2010 (as revised March 31, 2011)

This combined Statement of Additional Information ("SAI") is not a prospectus.
It should be read in conjunction with the current prospectuses (each, a
"Prospectus" and collectively, the "Prospectuses") for the following funds of
iShares Trust (the "Trust"), as such Prospectuses may be revised or supplemented from time to time:

FUND                                                            TICKER    STOCK EXCHANGE
-------------------------------------------------------------  --------  ---------------
iShares Nasdaq Biotechnology Index Fund                          IBB          NASDAQ
iShares Russell 1000 Growth Index Fund                           IWF        NYSE Arca
iShares Russell 1000 Index Fund                                  IWB        NYSE Arca
iShares Russell 1000 Value Index Fund                            IWD        NYSE Arca
iShares Russell 2000 Growth Index Fund                           IWO        NYSE Arca
iShares Russell 2000 Index Fund                                  IWM        NYSE Arca
iShares Russell 2000 Value Index Fund                            IWN        NYSE Arca
iShares Russell 3000 Growth Index Fund                           IWZ        NYSE Arca
iShares Russell 3000 Index Fund                                  IWV        NYSE Arca
iShares Russell 3000 Value Index Fund                            IWW        NYSE Arca
iShares Russell Microcap Index Fund                              IWC        NYSE Arca
iShares Russell Midcap Growth Index Fund                         IWP        NYSE Arca
iShares Russell Midcap Index Fund                                IWR        NYSE Arca
iShares Russell Midcap Value Index Fund                          IWS        NYSE Arca
iShares Russell Top 200 Growth Index Fund                        IWY        NYSE Arca
iShares Russell Top 200 Index Fund                               IWL        NYSE Arca
iShares Russell Top 200 Value Index Fund                         IWX        NYSE Arca
iShares S&P 100 Index Fund                                       OEF        NYSE Arca
iShares S&P 500 Growth Index Fund                                IVW        NYSE Arca
iShares S&P 500 Index Fund                                       IVV        NYSE Arca
iShares S&P 500 Value Index Fund                                 IVE        NYSE Arca
iShares S&P 1500 Index Fund                                      ISI        NYSE Arca
iShares S&P Asia 50 Index Fund                                   AIA        NYSE Arca
iShares S&P Developed ex-U.S. Property Index Fund                WPS        NYSE Arca
iShares S&P Emerging Markets Infrastructure Index Fund          EMIF          NASDAQ
iShares S&P Europe 350 Index Fund                                IEV        NYSE Arca
iShares S&P Global 100 Index Fund                                IOO        NYSE Arca
iShares S&P Global Clean Energy Index Fund                      ICLN          NASDAQ
iShares S&P Global Consumer Discretionary Sector Index Fund      RXI        NYSE Arca
iShares S&P Global Consumer Staples Sector Index Fund            KXI        NYSE Arca
iShares S&P Global Energy Sector Index Fund                      IXC        NYSE Arca
iShares S&P Global Financials Sector Index Fund                  IXG        NYSE Arca
iShares S&P Global Healthcare Sector Index Fund                  IXJ        NYSE Arca
iShares S&P Global Industrials Sector Index Fund                 EXI        NYSE Arca
iShares S&P Global Infrastructure Index Fund                     IGF        NYSE Arca
iShares S&P Global Materials Sector Index Fund                   MXI        NYSE Arca
iShares S&P Global Nuclear Energy Index Fund                    NUCL          NASDAQ
iShares S&P Global Technology Sector Index Fund                  IXN        NYSE Arca
iShares S&P Global Telecommunications Sector Index Fund          IXP        NYSE Arca
iShares S&P Global Timber & Forestry Index Fund                 WOOD          NASDAQ
iShares S&P Global Utilities Sector Index Fund                   JXI        NYSE Arca
iShares S&P India Nifty 50 Index Fund                           INDY          NASDAQ
iShares S&P Latin America 40 Index Fund                          ILF        NYSE Arca

FUND                                                            TICKER    STOCK EXCHANGE
-------------------------------------------------------------  --------  ---------------
iShares S&P MidCap 400 Growth Index Fund                         IJK        NYSE Arca
iShares S&P MidCap 400 Index Fund                                IJH        NYSE Arca
iShares S&P MidCap 400 Value Index Fund                          IJJ        NYSE Arca
iShares S&P SmallCap 600 Growth Index Fund                       IJT        NYSE Arca
iShares S&P SmallCap 600 Index Fund                              IJR        NYSE Arca
iShares S&P SmallCap 600 Value Index Fund                        IJS        NYSE Arca
iShares S&P/TOPIX 150 Index Fund                                 ITF        NYSE Arca
iShares S&P U.S. Preferred Stock Index Fund                      PFF        NYSE Arca

The Prospectuses for the iShares funds included in this SAI are dated August 1,
2010 (each, a "Fund" and collectively, the "Funds"). Capitalized terms used herein that are not defined have the same meaning as in the applicable
Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual and Semi-Annual Reports of the Trust for the
above-listed Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, SEI
Investments Distribution Co. (the "Distributor") at One Freedom Valley Drive,
Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting
WWW.ISHARES.COM.

iShares(R) is a registered trademark of BlackRock Institutional Trust
Company, N.A. ("BTC").

                                                                                      PAGE
                                                                                      ----
General Description of the Trust and its Funds                                           1
Exchange Listing and Trading                                                             2
Investment Strategies and Risks                                                          3
   Diversification Status                                                                4
   Lending Portfolio Securities                                                          5
   Repurchase Agreements                                                                 5
   Reverse Repurchase Agreements                                                         6
   Currency Transactions                                                                 6
   Securities of Investment Companies                                                    6
   Non-U.S. Securities                                                                   7
   Illiquid Securities                                                                   7
   Short-Term Instruments and Temporary Investments                                      7
   Futures and Options                                                                   7
   Options on Futures Contracts                                                          8
   Swap Agreements                                                                       9
   Tracking Stocks                                                                       9
   Future Developments                                                                   9
General Considerations and Risks                                                         9
   Risks of Derivatives                                                                  9
   Risks of Equity Securities                                                            9
   Risks of Futures and Options Transactions                                            10
   Securities Lending Risk                                                              10
   Risks of Swap Agreements                                                             11
   Risks of Investing in Non-U.S. Equity Securities                                     11
   Risks of Investing in India                                                          11
   Risks of Investing in Latin America                                                  11
   Risks of Investing in the Financials Sector                                          12
   Risks of Investing in the Healthcare Sector                                          12
   Dividend Risk                                                                        13
Proxy Voting Policy                                                                     13
Portfolio Holdings Information                                                          14
Construction and Maintenance of the Underlying Indexes                                  15
NASDAQ Biotechnology Index(R)                                                           15
The Russell Indexes                                                                     16
   Russell 1000(R) Growth Index                                                         17
   Russell 1000(R) Index                                                                17

                                       i

                                                                                      PAGE
                                                                                      ----
   Russell 1000(R) Value Index                                                          17
   Russell 2000(R) Growth Index                                                         17
   Russell 2000(R) Index                                                                17
   Russell 2000(R) Value Index                                                          18
   Russell 3000(R) Growth Index                                                         18
   Russell 3000(R) Index                                                                18
   Russell 3000(R) Value Index                                                          18
   Russell Microcap(R) Index                                                            18
   Russell Midcap(R) Growth Index                                                       18
   Russell Midcap(R) Index                                                              18
   Russell Midcap(R) Value Index                                                        19
   Russell Top 200(R) Growth Index                                                      19
   Russell Top 200(R) Index                                                             19
   Russell Top 200(R) Value Index                                                       19
The S&P Indexes                                                                         19
   S&P 100 Index(TM)                                                                    21
   S&P 500/Citigroup Growth Index(TM)                                                   21
   S&P 500 Index(R)                                                                     21
   S&P 500/Citigroup Value Index(TM)                                                    21
   S&P Composite 1500 Index(R)                                                          21
   S&P Asia 50 Index(TM)                                                                22
   S&P Developed ex US Property Index(TM)                                               22
   S&P Emerging Markets Infrastructure Index(TM)                                        22
   S&P Europe 350 Index(TM)                                                             22
   S&P Global 100 Index(TM)                                                             22
   S&P Global Clean Energy Index(TM)                                                    22
   S&P Global Consumer Discretionary Sector Index(TM)                                   23
   S&P Global Consumer Staples Sector Index(TM)                                         23
   S&P Global Energy Sector Index(TM)                                                   23
   S&P Global Financials Sector Index(TM)                                               23
   S&P Global Healthcare Sector Index(TM)                                               23
   S&P Global Industrials Sector Index(TM)                                              24
   S&P Global Infrastructure Index(TM)                                                  24
   S&P Global Materials Sector Index(TM)                                                24
   S&P Global Nuclear Energy Index(TM)                                                  24
   S&P Global Information Technology Sector Index(TM)                                   24
   S&P Global Telecommunications Sector Index(TM)                                       25

                                       ii

                                                                                      PAGE
                                                                                      ----
   S&P Global Timber & Forestry Index(TM)                                               25
   S&P Global Utilities Sector Index(TM)                                                25
   S&P Latin America 40 Index(TM)                                                       25
   S&P MidCap 400/Citigroup Growth Index(TM)                                            25
   S&P MidCap 400 Index(TM)                                                             25
   S&P MidCap 400/Citigroup Value Index(TM)                                             26
   S&P SmallCap 600/Citigroup Growth Index(TM)                                          26
   S&P SmallCap 600 Index(TM)                                                           26
   S&P SmallCap 600/Citigroup Value Index(TM)                                           26
   S&P/TOPIX 150 Index(TM)                                                              26
   S&P U.S. Preferred Stock Index(TM)                                                   26
The India Index Services & Products Ltd Index                                           28
   S&P CNX Nifty Index                                                                  28
Investment Limitations                                                                  28
Continuous Offering                                                                     31
Management                                                                              33
   Trustees and Officers                                                                33
   Committees of the Board of Trustees                                                  39
   Remuneration of Trustees                                                             42
   Control Persons and Principal Holders of Securities                                  42
   Potential Conflicts of Interest                                                      63
Investment Advisory, Administrative and Distribution Services                           69
   Investment Adviser                                                                   69
   Portfolio Managers                                                                   72
   Codes of Ethics                                                                      76
   Anti-Money Laundering Requirements                                                   76
   Administrator, Custodian and Transfer Agent                                          76
   Distributor                                                                          78
   Financial Intermediary Compensation                                                  80
Brokerage Transactions                                                                  81
Additional Information Concerning the Trust                                             88
   Shares                                                                               88
   Termination of the Trust or a Fund                                                   88
   DTC as Securities Depository for Shares of the Funds                                 88
Creation and Redemption of Creation Units                                               90
   General                                                                              90
   Fund Deposit                                                                         91

                                       iii

                                                                                      PAGE
                                                                                      ----
   Procedures for Creation of Creation Units                                            92
   Placement of Creation Orders  for Domestic Funds Using the Clearing Process          93
   Placement of Creation Orders  for Domestic Funds Outside the Clearing Process        93
   Placement of Creation Orders  for Foreign Funds                                      94
   Issuance of a Creation Unit                                                          94
   Acceptance of Orders for Creation Units                                              95
   Cash Purchase Method                                                                 95
   Costs Associated with Creation Transactions                                          95
   Redemption of iShares Russell 2000 Index Fund During Certain Market Conditions       96
   Redemption of Shares in Creation Units                                               97
   Costs Associated with Redemption Transactions                                        97
   Placement of Redemption Orders  for Domestic Funds Using the Clearing Process        99
   Placement of Redemption Orders  for Domestic Funds Outside the Clearing Process      99
   Placement of Redemption Orders  for Foreign Funds                                    99
   Taxation on Creation and Redemptions of Creation Units                              101
   Regular Holidays                                                                    101
   Redemptions                                                                         107
Taxes                                                                                  110
   Regulated Investment Company Qualifications                                         110
   Taxation of RICs                                                                    110
   Excise Tax                                                                          111
   Net Capital Loss Carryforwards                                                      111
   Taxation of U.S. Shareholders                                                       114
   Sales of Shares                                                                     115
   Back-Up Withholding                                                                 115
   Sections 351 and 362                                                                115
   Taxation of Certain Derivatives                                                     116
   Qualified Dividend Income                                                           116
   Corporate Dividends Received Deduction                                              117
   Excess Inclusion Income                                                             117
   Non-U.S. Investments                                                                117
   Passive Foreign Investment Companies                                                118
   Reporting                                                                           118
   Other Taxes                                                                         118
   Taxation of Non-U.S. Shareholders                                                   118
   Issues Related to India and Mauritius Taxes                                         120
Financial Statements                                                                   123

                                       iv

                                                                                      PAGE
                                                                                      ----
Miscellaneous Information                                                              123
   Counsel                                                                             123
   Independent Registered Public Accounting Firm                                       123
   Shareholder Communications to the Board                                             123

                                       v

General Description of the Trust and its Funds

The Trust currently consists of more than 175 investment series or portfolios.
The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange
Commission (the "SEC") under the Investment Company Act of 1940, as amended
(the "1940 Act"). The offering of the Trust's shares is registered under the
Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):

      .  iShares Nasdaq Biotechnology Index Fund

      .  iShares Russell 1000 Growth Index Fund

      .  iShares Russell 1000 Index Fund

      .  iShares Russell 1000 Value Index Fund

      .  iShares Russell 2000 Growth Index Fund

      .  iShares Russell 2000 Index Fund

      .  iShares Russell 2000 Value Index Fund

      .  iShares Russell 3000 Growth Index Fund

      .  iShares Russell 3000 Index Fund

      .  iShares Russell 3000 Value Index Fund

      .  iShares Russell Microcap Index Fund

      .  iShares Russell Midcap Growth Index Fund

      .  iShares Russell Midcap Index Fund

      .  iShares Russell Midcap Value Index Fund

      .  iShares Russell Top 200 Growth Index Fund

      .  iShares Russell Top 200 Index Fund

      .  iShares Russell Top 200 Value Index Fund

      .  iShares S&P 100 Index Fund

      .  iShares S&P 500 Growth Index Fund

      .  iShares S&P 500 Index Fund

      .  iShares S&P 500 Value Index Fund

      .  iShares S&P 1500 Index Fund

      .  iShares S&P Asia 50 Index Fund

      .  iShares S&P Developed ex-U.S. Property Index Fund

      .  iShares S&P Emerging Markets Infrastructure Index Fund

      .  iShares S&P Europe 350 Index Fund

      .  iShares S&P Global 100 Index Fund

      .  iShares S&P Global Clean Energy Index Fund

      .  iShares S&P Global Consumer Discretionary Sector Index Fund

      .  iShares S&P Global Consumer Staples Sector Index Fund

      .  iShares S&P Global Energy Sector Index Fund

      .  iShares S&P Global Financials Sector Index Fund

      .  iShares S&P Global Healthcare Sector Index Fund

                                       1

      .  iShares S&P Global Industrials Sector Index Fund

      .  iShares S&P Global Infrastructure Index Fund

      .  iShares S&P Global Materials Sector Index Fund

      .  iShares S&P Global Nuclear Energy Index Fund

      .  iShares S&P Global Technology Sector Index Fund

      .  iShares S&P Global Telecommunications Sector Index Fund

      .  iShares S&P Global Timber & Forestry Index Fund

      .  iShares S&P Global Utilities Sector Index Fund

      .  iShares S&P India Nifty 50 Index Fund

      .  iShares S&P Latin America 40 Index Fund

      .  iShares S&P MidCap 400 Growth Index Fund

      .  iShares S&P MidCap 400 Index Fund

      .  iShares S&P MidCap 400 Value Index Fund

      .  iShares S&P SmallCap 600 Growth Index Fund

      .  iShares S&P SmallCap 600 Index Fund

      .  iShares S&P SmallCap 600 Value Index Fund

      .  iShares S&P/TOPIX 150 Index Fund

      .  iShares S&P U.S. Preferred Stock Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index")
representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by BlackRock Fund Advisors ("BFA" or the "Investment Adviser"), a
wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by
BlackRock, Inc.

Each Fund offers and issues shares at their net asset value per share ("NAV")
only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its
Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). For the iShares S&P Asia 50
Index Fund and iShares S&P India Nifty 50 Index Fund, Deposit Securities also include a cash portion. The shares described in the applicable Prospectus and this SAI are listed for trading on national securities exchanges such as The
NASDAQ Stock Market LLC ("NASDAQ") or NYSE Arca, Inc. ("NYSE Arca") (each a
"Listing Exchange"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in
Creation Units, and, generally, in exchange for portfolio securities and a Cash
Component. Creation Units typically are a specified number of shares, generally ranging from 50,000 to 300,000 (20,000 for the iShares S&P Global Nuclear
Energy Index Fund) or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit
Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110% for domestic funds or 115%
for foreign funds, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION
UNITS section of this SAI. Transaction fees and other cost for cash creations or redemptions may be higher than the transaction fees and other cost associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

                                       2

Shares of each Fund are listed for trading and trade throughout the day on the applicable Listing Exchange and other secondary markets. Shares of certain
Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i)
following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the
Underlying Index on which a Fund is based is no longer calculated or available,
(iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape
Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the
IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit
Securities required to be deposited in connection with the purchase of a
Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the
Funds.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the
Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying
Index. Funds that use representative sampling generally do not hold all of the securities that are in their relevant Underlying Indexes.

However, for purposes of obtaining beneficial tax treatment (as discussed in more detail below), the iShares S&P India Nifty 50 Index Fund seeks to achieve its objective by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius (the "Subsidiary"). The Subsidiary has
the same investment objective as the iShares S&P India Nifty 50 Index Fund.
Because the investment characteristics of the iShares S&P India Nifty 50 Index
Fund correspond directly to those of the Subsidiary, references herein to the
iShares S&P India Nifty 50 Index Fund's investment objective, investment strategies and risks should be read to refer to those of both the iShares S&P
India Nifty 50 Index Fund and the Subsidiary unless the context indicates otherwise.

                                       3

DIVERSIFICATION STATUS. The following table sets forth the diversification status of each Fund:

DIVERSIFIED FUNDS                             NON-DIVERSIFIED FUNDS
--------------------------------------------  ------------------------------------------------------------
iShares Russell 1000 Index Fund               iShares Nasdaq Biotechnology Index Fund

iShares Russell 1000 Value Index Fund         iShares Russell 1000 Growth Index Fund

iShares Russell 2000 Growth Index Fund        iShares Russell Top 200 Growth Index Fund

iShares Russell 2000 Index Fund               iShares Russell Top 200 Index Fund

iShares Russell 2000 Value Index Fund         iShares Russell Top 200 Value Index Fund

iShares Russell 3000 Growth Index Fund        iShares S&P 100 Index Fund

iShares Russell 3000 Index Fund               iShares S&P 500 Growth Index Fund

iShares Russell 3000 Value Index Fund         iShares S&P Asia 50 Index Fund

iShares Russell Microcap Index Fund           iShares S&P Developed ex-U.S. Property Index Fund

iShares Russell Midcap Growth Index Fund      iShares S&P Emerging Markets Infrastructure Index Fund

iShares Russell Midcap Index Fund             iShares S&P Global 100 Index Fund

iShares Russell Midcap Value Index Fund       iShares S&P Global Clean Energy Index Fund

iShares S&P 500 Index Fund                    iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P 500 Value Index Fund              iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P 1500 Index Fund                   iShares S&P Global Energy Sector Index Fund

iShares S&P Europe 350 Index Fund             iShares S&P Global Financials Sector Index Fund

iShares S&P MidCap 400 Growth Index Fund      iShares S&P Global Healthcare Sector Index Fund

iShares S&P MidCap 400 Index Fund             iShares S&P Global Industrials Sector Index Fund

iShares S&P MidCap 400 Value Index Fund       iShares S&P Global Infrastructure Index Fund

iShares S&P SmallCap 600 Growth Index Fund    iShares S&P Global Materials Sector Index Fund

iShares S&P SmallCap 600 Index Fund           iShares S&P Global Nuclear Energy Index Fund

iShares S&P SmallCap 600 Value Index Fund     iShares S&P Global Technology Sector Index Fund

                                              iShares S&P Global Telecommunications Sector Index Fund

                                              iShares S&P Global Timber & Forestry Index Fund

                                              iShares S&P Global Utilities Sector Index Fund

                                              iShares S&P India Nifty 50 Index Fund

                                              iShares S&P Latin America 40 Index Fund

                                              iShares S&P/TOPIX 150 Index Fund

                                              iShares S&P U.S. Preferred Stock Index Fund

With respect to 75% of its total assets, a "diversified" fund is limited by the
1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund's total assets may be invested in any manner.

A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund's investment portfolio. This may adversely affect the fund's performance or subject the fund's shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S.
Internal Revenue

                                       4

Code of 1986, as amended, (the "Internal Revenue Code") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

LENDING PORTFOLIO SECURITIES.   Each Fund may lend portfolio securities to
certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned.
Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Funds.

Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the
Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Funds engage in securities lending, BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

REPURCHASE AGREEMENTS.  The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (I.E., a Fund)
acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements.
The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher

                                       5

quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty
(I.E., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

REVERSE REPURCHASE AGREEMENTS.  Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

CURRENCY TRANSACTIONS.  The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the
Funds' assets that are denominated in a non-U.S. currency. A Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

SECURITIES OF INVESTMENT COMPANIES.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by or otherwise affiliated with BFA, in excess of the limits discussed above.
Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.
In addition, the iShares S&P Emerging Markets Infrastructure Index Fund, in
order to

                                       6

improve its portfolio liquidity and its ability to track its Underlying Index, may invest up to 10% of its assets in shares of other iShares funds that provide exposure similar to certain of the markets included in its Underlying
Index. BFA will not charge advisory fees on that portion of the iShares S&P
Emerging Markets Infrastructure Index Fund's assets invested in shares of other
iShares funds.

NON-U.S. SECURITIES.  Each Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S.
issuers, certain of the Funds' investments in such stocks may be in the form of
American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and
European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts").
Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer.
For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of
Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary
Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the
United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary
Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.
Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S.
economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment).
Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS.  Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i)
shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S.
government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers'
acceptances, fixed-time deposits and other obligations of U.S. and non-U.S.
banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, "Prime-1" by Moody's(R) Investors
Service, Inc., "F-1" by Fitch Inc., or "A-1" by Standard & Poor's(R) (a
division of The McGraw-Hill Companies, Inc.) ("S&P(R)"), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and
(vii) short-term U.S. dollar-denominated obligations of non-U.S. banks
(including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES AND OPTIONS.  Each Fund may enter into futures contracts and options.
These futures contracts and options will be used to simulate investment in its respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or

                                       7

options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust,
on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as

a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each
Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each
Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Fund maintains liquid assets in an amount at least equal to each Fund's daily marked-to-market obligation (I.E., each Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts' full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the
SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

OPTIONS ON FUTURES CONTRACTS.  An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds
(in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each
Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the "strike price," less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin,"
which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract.

                                       8

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a
Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TRACKING STOCKS.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

FUTURE DEVELOPMENTS.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this
SAI and in the applicable Prospectus, provided they are consistent with each
Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect the market.

RISKS OF DERIVATIVES.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

RISKS OF EQUITY SECURITIES.  An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The iShares S&P U.S. Preferred Stock Index Fund invests a significant portion of its assets in preferred stock, although all of the Funds may invest in preferred stock. A Fund that invests in preferred stock may be exposed to certain risks not typically encountered by investing in common stock. Many preferred stocks pay dividends at a fixed rate, therefore, a preferred stock's market price may be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks also allow holders to convert the preferred stock into common stock of the issuer; the market price of such preferred stocks can be sensitive to changes in the value of the issuer's

                                       9

common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (I.E., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of a Fund that invested in the preferred stock.

Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

RISKS OF FUTURES AND OPTIONS TRANSACTIONS.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in a Fund's
Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by
BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

SECURITIES LENDING RISK.  Each Fund may engage in securities lending.
Securities lending involves the risk that a Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Funds could also lose money if they do not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Funds.

                                       10

RISKS OF SWAP AGREEMENTS.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction.
However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (E.G., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES.  Certain Funds (E.G., the
iShares S&P Asia 50 Index Fund, iShares S&P Developed-ex U.S. Property Index
Fund, iShares S&P Emerging Markets Infrastructure Index Fund, iShares S&P
Europe 350 Index Fund, iShares S&P Global Index Funds, iShares S&P India Nifty
50 Index Fund, iShares S&P Latin America 40 Index Fund and iShares S&P/TOPIX
150 Index Fund) invest a significant portion of their assets in non-U.S. equity securities. An investment in a Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges.
These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of these Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S.
issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the
Fund; restrictions on ownership of Indian securities by foreign entities;
higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets;
more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

RISKS OF INVESTING IN INDIA.  The iShares S&P India Nifty 50 Index Fund invests in Indian securities. Investments in India involve risks in addition to those associated with investments in countries with more established economies or currency markets. Political, social, financial, military and economic conditions and changes in regulatory, tax accounting, or economic policy in
India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund's performance either directly and/or relative to other investments. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms and transparency to direct economic activity, there can be no assurance that these policies will continue. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. While the Indian government has eased restrictions on foreign investment, there are still restrictions on the ability of foreign investors to acquire and trade the Rupee directly. Also, foreign investors in
India and Indian persons living outside of India still face burdensome taxes on investments in income producing securities. These and other factors may decrease the value and impair the liquidity of the Fund's investments.

RISKS OF INVESTING IN LATIN AMERICA.  The iShares S&P Latin America 40 Index
Fund invests in Latin American securities. Investments in Latin American countries involve special considerations in addition to those associated with investing in the United States. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, historically led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many
Latin American countries has lessened, there is no guarantee that inflation will remain at lower levels. In addition, the political history of certain
Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and nationalization of privately owned companies. Such developments, if they were to reoccur, could reverse any favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have currencies that are maintained at pegged levels to the U.S. dollar rather than at levels determined by the market. Under such conditions, a currency can be subject to sudden and large adjustments, which, in turn, can have a disruptive and negative effect on foreign

                                       11

investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and as a result, the Fund may find it difficult, or be unable to, engage in foreign currency hedges to protect the value of the its investments. Also, a number of
Latin American countries have been among the largest debtors among developing countries. Some of these countries have previously suspended or rescheduled payments on their debts. Such events can restrict the ability of Latin American countries to borrow or flexibility of these debtor nations in the international markets and result in their acceptance of conditions that have severe adverse effects on their economies.

RISKS OF INVESTING IN THE FINANCIALS SECTOR.  The iShares S&P Global Financials
Sector Index Fund invests in financials sector securities. Companies in the financial services sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (E.G., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial services companies. The global financial markets have recently experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial services industry. In addition, the global financial services industry has been materially and adversely affected by a significant decline in value of mortgage-backed and asset-backed securities. The prospects of many financial services companies are questionable and continue to evolve as financial services companies continue to revise their outlooks and write down assets that they hold.

Most financial services companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Direct governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the Fund invests, including recent legislation in many countries that may increase government regulation repatriation and other intervention. The impact of governmental intervention on any individual company or on the industry as a whole cannot be predicted. The valuation of financial services companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition.
Financial services companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, prices and currency transfers.

The profitability of banks, savings and loan associations and finance companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect. Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company's financial condition or prospects, could adversely affect its business.

RISKS OF INVESTING IN THE HEALTHCARE SECTOR.  The iShares S&P Global Healthcare
Sector Index Fund invests in healthcare sector securities. Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and may diminish the opportunity for a company to profit from a new product or to bring a new product to market. Many healthcare-related companies are relatively small and unseasoned. Healthcare companies may also be strongly affected by scientific bio-technology or technological developments and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning healthcare have been introduced or considered by the U.S. Congress and other governments in recent years. These span a wide range of topics, including cost control, national health insurance,

                                       12

incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on healthcare-related or biotechnology-related companies.

DIVIDEND RISK.  There is no guarantee that the issuer of the stocks held by a
Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each
Fund's proxy voting guidelines and BFA's role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S.
securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA's approach is also driven by our clients' economic interests.
The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BFA or
BFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

      .  Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

      .  Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      .  Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BFA or BFA's affiliates
(if any) or the Distributor or the Distributor's affiliates, from having undue influence on BFA's proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BFA voted proxies relating to the Funds'
portfolio securities during the 12-month period ended June 30 is available: (i)
without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at WWW.ISHARES.COM; and (ii) on the SEC's website at
WWW.SEC.GOV.

                                       13

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the
Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective
Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities"
referred to in sub-section (iii) above are generally limited to National
Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors
(known as "Authorized Participants") that have been authorized by the
Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the
NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including
Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation
Units or trading shares of Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the
Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at WWW.ISHARES.COM. More information about this disclosure is available at WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

                                       14

Construction and Maintenance of the Underlying Indexes

Descriptions of the Underlying Indexes are provided below.

NASDAQ Biotechnology Index(R)

NUMBER OF COMPONENTS: APPROXIMATELY 127
---------------------------------------

INDEX DESCRIPTION. The NASDAQ Biotechnology Index contains securities of
NASDAQ-listed companies that are classified according to the Industry
Classification Benchmark as either biotechnology or pharmaceuticals which also meet other eligibility criteria determined by NASDAQ OMX Group, Inc. ("NASDAQ
OMX"), including minimum market capitalization and liquidity requirements. The
Index is modified market-value weighted, and is subject to rebalancing to ensure that the relative weightings of the index components meet requirements for a diversified portfolio.

COMPONENT SELECTION CRITERIA. To be eligible for inclusion in the NASDAQ
Biotechnology Index, the security's U.S. listing must be exclusively on NASDAQ
Global Select Market or the NASDAQ Global Market (unless the security was dually-listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing) and meet the following criteria:

      .  the issuer of the security must be classified according to the
         Industry Classification Benchmark as either biotechnology or pharmaceuticals;

      .  the security must be listed on the NASDAQ;

      .  the security must have a market capitalization of at least $200 million;

      .  the security must have an average daily trading volume of at least
         100,000 shares;

      .  the security must have "seasoned" on a recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least six months; in the case of spin-offs, the operating history of the spin-off will be considered);

      .  the issuer of the security may not have a financial statement with an audit opinion that is currently withdrawn;

      .  the security may not be issued by an issuer currently in bankruptcy proceedings;

      .  the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible within the next six months;
         and

      .  the issuer of the security may not have annual financial statements with an audit opinion which the auditor or the company have indicated
         cannot be currently relied upon.

ISSUE CHANGES. The Index will be subject to reexamination on a quarterly basis.
The weights of Index components will be rebalanced if one or more of the following are not met: (1) the weight of the single largest component is greater than 24%; or (2) the "collective weight" of those Index securities whose individual current weights are in excess of 4.5%, when added together, exceed 48.0% of the Index. In addition, The NASDAQ OMX may conduct a special rebalancing if it is determined necessary to maintain the integrity of the
Index. If either one or both of these weight distribution requirements are not met upon quarterly review, a weight rebalancing will be performed in accordance with the following plan. First, relating to weight distribution requirement (1)
above, if the current weight of the single largest Index security exceeds
24.0%, then the weights of all large stocks will be scaled down proportionately towards the average weight by enough for the adjusted weight of the single largest Index security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those Index securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 4.5%, if their "collective weight" exceeds 48.0%, then the weights of all large stocks will be scaled down proportionately towards the average weight by just enough for the "collective weight," so adjusted, to be set to
40.0%.

SEMI-ANNUAL RANKING REVIEW. The Index securities are evaluated semi-annually based on market data. Securities currently within the Index must meet the maintenance criteria of $100 million in market capitalization, and 50,000 shares average daily trading volume. Index securities not meeting the maintenance criteria are removed. Generally, the list of semi-annual additions and deletions is publicly announced via a press release in the early part of
May and November. Replacements are made effective after the close of trading on the third Friday in May and November. The data used in the ranking includes end

                                       15

of March and September market data and is updated for total shares outstanding submitted in a publicly filed SEC document via the Electronic Data Gathering,
Analysis and Retrieval system ("EDGAR") through the end of April and October.

INDEX MAINTENANCE. The NASDAQ OMX monitors securities in the Index every day with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions or other corporate actions. The
NASDAQ OMX has adopted the following weight adjustment procedures with respect to such changes. Changes in total shares outstanding arising from stock splits, stock dividends, or spin-offs are generally made to the Index on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10.0%, the change will be made as soon as practicable. Otherwise, if the change in total shares outstanding is less than 10%, all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September and December.
In either case, the Index share weights for such Index securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index securities. Ordinarily, whenever there is a change in
Index share weights or a change in a component security included in the Index,
The NASDAQ OMX adjusts the divisor to assure that there is no discontinuity in the value of the Index, which might otherwise be caused by any such change.

INDEX AVAILABILITY. The NASDAQ Biotechnology Index is calculated continuously and widely disseminated to major data vendors.

The Russell Indexes
COMPONENT SELECTION CRITERIA. The securities in the Russell indexes (sometimes referred to as the "components") are reconstituted annually typically after the close on the last Friday in June to reflect changes in the marketplace. The
Russell Top 200 Index, Russell 2000 Index and the Russell 1000 Index are
subsets of the Russell 3000 Index. The starting universe for the Russell 3000
Index includes all issuers listed on a U.S. Exchange that are either U.S.
incorporated or incorporated in certain non-U.S. jurisdictions as
Benefit-Driven Incorporations (typically tax benefit incorporations), subject to the following rules and exceptions:

      .  Stocks must trade at or above $1.00 on the last day of May to be eligible for inclusion. Existing members are analyzed using the average for the month of May;

      .  Although only one class of security is allowed into the Russell indexes, all common classes are combined to determine total market capitalization and available float;

      .  Tracking stocks are considered individually for membership; and

      .  Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability issuers, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks.

All eligible securities are sorted by decreasing total market capitalization to determine index eligibility.

For all Russell indexes, the weights of component issuers are adjusted based on available float-weighted capitalization according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issuer's total market value, which is the share price times the number of shares available. Each Russell index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Russell Investments uses a probability measure to assign stocks to the growth and value style indexes. The probability measure is used to indicate the degree of certainty that a stock is value or growth, based on two fundamental indicators: relative price-to-book ("PB") ratio and forecasted long-term growth. This method allows stocks to be represented as having both growth and value characteristics, while preserving the additive nature of the indexes. As a result, a stock may be a component of a Russell growth style index and also a component of the corresponding value style index, although the stock would likely have a different weight in each index.

ISSUE CHANGES. Securities that leave the Russell indexes between reconstitution dates are not replaced. Thus, the number of securities in the investments over the year will fluctuate according to corporate activity. When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the relevant indexes.

                                       16

When acquisitions or mergers take place, the stock's capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the index. The only additions between reconstitution dates are as a result of spin-offs and initial public offerings.

INDEX MAINTENANCE. Maintaining the Russell indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs and quarterly initial public offerings. In addition, significant float adjustments due to outstanding share capital changes actions are made month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the Russell indexes.

INDEX AVAILABILITY. The Russell indexes are calculated continuously and are available from major data vendors.

RUSSELL 1000(R) GROWTH INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 633
---------------------------------------

INDEX DESCRIPTION. The Russell 1000 Growth Index measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a style factor weighted index consisting of those issuers within the Russell 1000 Index that have higher BP ratios and higher forecasted growth and represents approximately 50% of the total market capitalization of the Russell 1000 Index.

RUSSELL 1000(R) INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 988
---------------------------------------

INDEX DESCRIPTION. The Russell 1000 Index measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the
Russell 3000 Index and serves as the underlying index for the Russell 1000
Growth and Value Indexes, and the Russell Top 200 and MidCap series. It is a float-adjusted capitalization-weighted index consisting of the 1000 largest issuers in the Russell 3000 Index. The Index represents approximately 89% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap U.S. market.

RUSSELL 1000(R) VALUE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 669
---------------------------------------

INDEX DESCRIPTION. The Russell 1000 Value Index measures the performance of the large-capitalization value sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a style factor weighted index consisting of those issuers within the Russell 1000 Index that have lower BP ratios and lower forecasted growth and represents approximately 50% of the total market capitalization of the Russell 1000 Index.

RUSSELL 2000(R) GROWTH INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 1,292
-----------------------------------------

INDEX DESCRIPTION. The Russell 2000 Growth Index measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a style factor weighted index consisting of those issuers within the Russell 2000 Index that have higher BP ratios and higher forecasted growth and represents approximately 51% of the total market capitalization of the Russell 2000 Index.

RUSSELL 2000(R) INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 2,012
-----------------------------------------

INDEX DESCRIPTION. The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. equity market. It is a subset of the
Russell 3000 Index and serves as the underlying index for the Russell 2000
Growth and Value Indexes. It is a float-adjusted capitalization-weighted index consisting of the 2000 smallest issuers in the Russell 3000 Index. The Index represents approximately 8% of the market capitalization of listed U.S.
equities and is a leading benchmark of the U.S. small cap equity market.

                                       17

RUSSELL 2000(R) VALUE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 1,301
-----------------------------------------

INDEX DESCRIPTION. The Russell 2000 Value Index measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a style factor weighted index consisting of those issuers within the Russell 2000 Index that have lower BP ratios and lower forecasted growth and represents approximately 49% of the total market capitalization of the Russell 2000 Index.

RUSSELL 3000(R) GROWTH INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 1,925
-----------------------------------------

INDEX DESCRIPTION. The Russell 3000 Growth Index measures the performance of the growth sector of the broad U.S. equity market. It is a subset of the
Russell 3000 Index. It is a style factor weighted index consisting of those issuers within the Russell 3000 that have higher BP ratios and higher forecasted growth and represents approximately 50% of the total market capitalization of the Russell 3000 Index.

RUSSELL 3000(R) INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 3,000
-----------------------------------------

INDEX DESCRIPTION. The Russell 3000 Index measures the performance of the broad
U.S. equity market. It serves as the underlying index for Russell 3000 Growth and Value Indexes and the Russell 1000 and Russell 2000 Indexes, as well as each respective Growth and Value Indexes. It is a float-adjusted capitalization-weighted index of the 3000 largest issuers incorporated in the
U.S. and its territories. The Russell 3000 Index represents approximately 98%
of the market capitalization of listed U.S. equities and is a leading benchmark of the broad U.S. equity market.

RUSSELL 3000(R) VALUE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 1,970
-----------------------------------------

INDEX DESCRIPTION. The Russell 3000 Value Index measures the performance of the value sector of the broad U.S. equity market. It is a subset of the Russell
3000 Index. It is a style factor weighted index consisting of those issuers within the Russell 3000 Index that have lower BP ratios and lower forecasted growth and represents approximately 50% of the total market capitalization of the Russell 3000 Index.

RUSSELL MICROCAP(R) INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 1,632
-----------------------------------------

INDEX DESCRIPTION. The Russell Microcap Index measures the performance of the microcap sector of the U.S. equity market. The Russell Microcap Index consists of approximately the 1,000 smallest issuers in the Russell 3000 Index plus the next smallest 1,000 issuers in the equity universe as determined by Russell.
The Index is a float-adjusted capitalization-weighted index and includes issuers ranging in total market capitalization from approximately $30 million to $374 million, though these amounts may change from time to time. The Index included issuers representing approximately 2% of the total market capitalization of listed U.S. equity securities.

RUSSELL MIDCAP(R) GROWTH INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 498
---------------------------------------

INDEX DESCRIPTION. The Russell Midcap Growth Index is a style factor weighted index that measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 47% of the total market capitalization of the
Russell Midcap Index. The Index measures the performance of those Russell
Midcap Index issuers with higher BP ratios and higher forecasted growth.

RUSSELL MIDCAP(R) INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 793
---------------------------------------

INDEX DESCRIPTION. The Russell Midcap Index is a float-adjusted capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap Index consists of the 800 smallest issuers in the Russell 1000 Index reflecting issuers which range in size between approximately $889 million and $12 billion,

                                       18

though these amounts may change from time to time. The Russell Midcap Index represents approximately 47% of the total market capitalization of listed U.S.
equities.

RUSSELL MIDCAP(R) VALUE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 542
---------------------------------------

INDEX DESCRIPTION. The Russell Midcap Value Index is a style factor weighted index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 27% of the total market capitalization of the
Russell Midcap Index. The Index measures the performance of those Russell
Midcap Index issuers with lower BP ratios and lower forecasted growth.

RUSSELL TOP 200(R) GROWTH INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 135
---------------------------------------

INDEX DESCRIPTION. The Russell Top 200 Growth Index measures the largest capitalization growth sector of the U.S. equity market. It is a subset of the
Russell Top 200 Index, which consists of the 200 largest issues in the Russell
3000 Index. The Index is a style factor weighted index consisting of those issuers within the Russell Top 200 Index that have higher price-to-book ratios and higher forecasted growth and represents approximately 50% of the total market capitalization of the Russell Top 200 Index. Many issuers are represented in both the Russell Top 200 Growth Index and the Russell Top 200
Value Index.

RUSSELL TOP 200(R) INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 195
---------------------------------------

INDEX DESCRIPTION. The Russell Top 200 Index measures the performance of the largest capitalization sector of the U.S. equity market. It is a float-adjusted capitalization-weighted index consisting of the 200 largest issuers in the
Russell 3000 Index. The Index represents approximately 63% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap U.S. market. It serves as the underlying index for both the Russell Top 200
Growth and Value Indexes.

RUSSELL TOP 200(R) VALUE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 127
---------------------------------------

INDEX DESCRIPTION. The Russell Top 200 Value Index measures the largest capitalization value sector of the U.S. equity market. It is a subset of the
Russell Top 200 Index, which consists of the 200 largest issuers in the Russell
3000 Index. The Index is a style factor weighted index consisting of those issuers within the Russell Top 200 Index that have lower price-to-book ratios and lower forecasted growth and represents approximately 49% of the total market capitalization of the Russell Top 200 Index. Many issuers are represented in both the Russell Top 200 Growth Index and the Russell Top 200
Value Index.

The S&P Indexes

COMPONENT SELECTION CRITERIA FOR DOMESTIC INDEXES. The Standard & Poor's Index
Committee is responsible for the overall management of the S&P Indexes. Issuers
(I.E., the "components") selected for the S&P U.S. Indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. issuers classified by the Global Industry Classification
Standard (GICS(R)) is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts, certain holding issuers, OTC bulletin board issues, pink sheet-listed issues, closed-end funds, ETFs and tracking stocks.
Real estate investment trusts ("REITs"), except for mortgage REITs, are eligible for inclusion in the Indexes. The stock of each constituent must trade on either the New York Stock Exchange ("NYSE"), the NYSE Amex Equities or on
NASDAQ. Additionally, only one share class per constituent will be included in an Index. The share class is selected by S&P and is generally defined as the largest, most liquid share class. Issuers with multiple share classes will have the classes combined for purposes of calculation of market capitalization. The following criteria are then analyzed to determine an issuer's eligibility for inclusion in the S&P Indexes: (i) ownership of an issuer's outstanding common stock, in order to screen out closely held issuers; (ii) trading volume of an issuer's shares, in order to ensure ample liquidity and efficient share pricing; and (iii) the financial and operating condition of an issuer.

The S&P Indexes are capitalization weighted, based on the following formula:
number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using S&P's methodology) multiplied by the constituent's share

                                       19

price. Issuers with float-adjusted market capitalizations below certain thresholds are not eligible for the Indexes. In addition, the market capitalization of an issuer eligible for inclusion must be equal or greater than the Index's minimum market capitalization at the time it is being considered for Index inclusion. The market capitalizations of an Index's constituents are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.
The market capitalizations of an Index's constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.

COMPONENT SELECTION CRITERIA FOR INTERNATIONAL INDEXES. Stocks are eligible for the S&P Global Indexes if they meet criteria for size, liquidity, profitability, and sector and market representation. Each of the S&P Global
Indexes is balanced across country and sector weights in the region/market. The
S&P Global Indexes begin with an eligible investable universe of stocks covering approximately 95% of each country's total market capitalization. In some cases, the S&P Global Indexes may include ADRs and GDRs. Stocks with relatively small market capitalization or insufficient liquidity are excluded by S&P. To identify a candidate pool for index constituent selection, all stocks are carefully examined using a set of general criteria. The specific securities are then screened for industry sector classification; thus, the eligible securities are ranked according to GICS. Then, the Index components, now determined, are weighted on the basis of S&P's float-adjusted, market capitalization methodology. Generally, S&P observes a prospective constituent's liquidity over a period of at least six months before consideration for inclusion. However, there may be extraordinary situations when issuers should be added immediately (E.G., certain privatizations). When a particular issuer dominates its home market, it may be excluded from an Index if analysis of the sectors reveals that its securities are not as liquid as those of similar issuers in other countries. Once a year, the float adjustments will be reviewed and potentially changed based on such review. The values of an Index's constituents are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.
The market capitalization of index constituent issuers is adjusted for all strategic holdings, including private, corporate, and government holdings.

With respect to the non-U.S. components of the S&P Global Indexes, the eligible universe of index components that are considered for inclusion are from the following S&P Indexes: (i) the S&P/Toronto Stock Exchange ("TSX") 60 Index,
which represents the liquid, large-cap stocks of the publicly listed issuers in the Canadian equities market; (ii) the S&P Tokyo Stock Price ("TOPIX") 150
Index which represents the liquid, large-cap stocks of the publicly-listed issuers in the Japanese equities market; (iii) the S&P/Australia Stock Exchange
("ASX") All-Australian 50 Index, which represents the liquid, large-cap stocks in the Australian equities market; (iv) the S&P Asia 50 Index, which represents the liquid, large-cap stocks of four major equities markets in Asia (Hong Kong,
South Korea, Taiwan and Singapore); (v) the S&P Latin America 40 Index, which represents the liquid, large-cap stocks from major sectors of the Mexico,
Brazil, Peru and Chile equity markets; and (vi) the S&P Europe 350 Index, which represents the liquid, large-cap stocks of the publicly listed issuers in the region, covering approximately 70% of the region's market capitalization.

ISSUE CHANGES. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by the S&P Global Index
Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges.
Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

INDEX MAINTENANCE. Maintaining the S&P Indexes includes monitoring and completing the adjustments for issuer additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. An issuer will be removed from the S&P Indexes as a result of mergers/acquisitions, bankruptcy, or restructuring. An issuer is removed from the relevant index as close as possible to the actual date on which the event occurred. An issuer can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement issuers are selected based on the above component section criteria.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the issuer's shares outstanding. Shares owned by other issuers are also excluded regardless of whether they are index constituents.

In countries with regulated environments, where a foreign investment limit exists at the sector or issuer level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

                                       20

Each issuer's financial statements will be used to update the major shareholders' ownership. However, during the course of the year, S&P also monitors each issuer's Investable Weight Factor ("IWF") which is S&P's term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a major corporate action (I.E., privatization, merger, takeover, or share offering) and the change equal to or greater than
5%, a float adjustment will be implemented as soon as reasonably possible.

Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date.
Share changes of 5% or greater are implemented when they occur. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on
WWW.INDICES.STANDARDANDPOORS.COM.

INDEX AVAILABILITY. The S&P Indexes are calculated continuously and are available from major data vendors.

S&P 100 INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 100
---------------------------------------

INDEX DESCRIPTION. The S&P 100 Index(TM) is a capitalization-weighted index representing stocks from a broad range of industries, chosen for market size, liquidity and industry group representation. It is a subset of the S&P 500
Index(R) and consists of blue chip stocks from diverse industries in the S&P 500
Index(R) with exchange listed options. The Index is a widely tracked index for blue-chip stocks. The S&P 100 Index(TM) serves as the basis for the S&P 100
Index(TM) options contract which trades on the Chicago Board of Options
Exchange.

S&P 500 GROWTH INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 307
---------------------------------------

INDEX DESCRIPTION. The S&P 500 Growth Index(TM) is a
capitalization-weighted index representing stocks with growth characteristics from a broad range of industries.

S&P 500 INDEX(R)

NUMBER OF COMPONENTS: APPROXIMATELY 500
---------------------------------------

INDEX DESCRIPTION. The S&P 500 Index(R) serves as the underlying index for the S&P 500 Growth and Value Index series. It is a
capitalization-weighted index representing stocks from a broad range of industries chosen for market size, liquidity and industry group representation.
The S&P 500 Index(R) measures the performance of the large-capitalization sector of the U.S. equity market. As of May 31, 2010, the S&P 500 Index(R)
included approximately 75% of the market capitalization of all publicly-traded U.S. equity securities.

S&P 500 VALUE INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 348
---------------------------------------

INDEX DESCRIPTION. The S&P 500 Value Index(TM) is a
capitalization-weighted index representing stocks with value characteristics from a broad range of industries.

S&P COMPOSITE 1500 INDEX(R)

NUMBER OF COMPONENTS: APPROXIMATELY 1,500
-----------------------------------------

INDEX DESCRIPTION. The S&P Composite 1500 Index(R) is comprised of the S&P
500(R), MidCap 400(TM), and SmallCap 600 Indexes(TM), which together represent approximately 85% of the total U.S. equity market. The securities in the Index are weighted based on the total "float-adjusted" market value of their outstanding shares. Securities with higher total market values have a larger representation in the Index. The S&P 500 Index(R) measures the performance of the large-capitalization sector of the U.S. equity market. As of May 31, 2010, the S&P 500 Index(R) included approximately 75% of the market capitalization of all publicly-traded U.S. equity securities. The S&P MidCap 400 Index(TM)
measures the performance of the mid-capitalization sector of the U.S. equity market. The securities in the S&P MidCap 400 Index(TM) have a market capitalization between $750 million and $3.3 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The S&P SmallCap 600 Index(TM)
measures the performance of publicly-traded securities in the small-capitalization sector of the U.S. equity market. The securities in the

                                       21

S&P SmallCap 600 Index(TM) have a market capitalization between $200 million and
$1 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

S&P ASIA 50 INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 50
--------------------------------------

INDEX DESCRIPTION. The S&P Asia 50 Index(TM) is a free float-adjusted market capitalization index that is designed to measure the performance of the 50 leading companies from four Asian markets: Hong Kong, Singapore, South Korea and Taiwan. The S&P Asia 50 Index generally has representation from each of the ten sectors of the GICS.

S&P DEVELOPED EX US PROPERTY INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 258
---------------------------------------

INDEX DESCRIPTION. The S&P Developed ex US Property Index(TM) is a free float-adjusted market capitalization weighted index that defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the United States.

S&P EMERGING MARKETS INFRASTRUCTURE INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 30
--------------------------------------

INDEX DESCRIPTION. The S&P Emerging Markets Infrastructure Index(TM) is designed to track the performance of approximately 30 of the largest emerging markets companies which represent the listed emerging market infrastructure universe.
As of May 31, 2010, the Index was comprised of stocks of companies in the following markets: Argentina, Brazil, Chile, China, the Czech Republic, Egypt,
Malaysia, Mexico, South Korea and the United Arab Emirates. The Index includes companies involved in utilities, energy and transportation infrastructure industries and the Fund will be concentrated in the infrastructure industry. As of May 31, 2010, each of the Index's constituents had a minimum market capitalization of $822 million.

S&P EUROPE 350 INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 350
---------------------------------------

INDEX DESCRIPTION. The S&P Europe 350 Index(TM) is a capitalization-weighted index of 350 stocks providing geographic and economic diversity over S&P's ten
European market sectors, each chosen for market size, liquidity and industry group representation. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P GLOBAL 100 INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 100
---------------------------------------

INDEX DESCRIPTION. The S&P Global 100 Index(TM) measures the performance of 100 large transnational companies that are of major importance in the global markets. A global company is defined as a corporation that has production facilities and/or other fixed assets in at least one foreign country outside the company's home country, and makes its major management decisions in a global context. The degree to which sales are executed outside the home country is a factor in determining a company's global reach. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The composition of the
Index is derived from the S&P Global 1200 Index(TM) and only includes transnational corporations under the above definition which had a minimum adjusted market capitalization of US $5 billion. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May 31, 2010, the Index was comprised of stocks of companies in the following countries: Australia, Finland, France, Germany, Italy, Japan, the
Netherlands, South Korea, Spain, Sweden, Switzerland, the United Kingdom and
the United States.

S&P GLOBAL CLEAN ENERGY INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 30
--------------------------------------

INDEX DESCRIPTION. The S&P Global Clean Energy Index(TM) is designed to track performance of approximately 30 of what is expected to be the most liquid and tradable global in the listed clean energy universe. The S&P Global Clean
Energy Index(TM) includes clean energy production companies and clean energy equipment & technology providers and the Fund is concentrated in the clean energy industry. For these purposes, the "clean energy" universe includes biofuel and biomass,

                                       22

ethanol and fuel alcohol, geothermal energy, hydroelectricity, and solar and wind energy. As of the close of business on May 31, 2010, the Index was comprised of stocks of companies in the following markets: Australia, Canada,
Denmark, France, Germany, Japan, Norway, Portugal, Spain, the United Kingdom
and the United States.

S&P GLOBAL CONSUMER DISCRETIONARY SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 175
---------------------------------------

INDEX DESCRIPTION. The S&P Global Consumer Discretionary Sector IndexTM
measures the performance of companies that S&P deems to be part of the consumer discretionary sector of the economy and that S&P believes are important to global markets. It is a subset of the S&P Global 1200 Index(TM). Component companies include consumer product manufacturing, service, media and retail companies. As of the close of business on May 31, 2010, the Index was comprised of stocks of companies in the following markets: Australia, Brazil, Canada,
Chile, France, Germany, Greece, Hong Kong, Italy, Japan, Luxembourg, Mexico,
the Netherlands, South Korea, Spain, Sweden, Switzerland, the United Kingdom
and the United States.

S&P GLOBAL CONSUMER STAPLES SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 99
--------------------------------------

INDEX DESCRIPTION. The S&P Global Consumer Staples Sector Index(TM) measures the performance of companies that S&P deems to be part of the consumer staples sector of the economy and that S&P believes are important to global markets. It is a subset of the S&P Global 1200 Index(TM). Component companies include manufacturers and distributors of food, producers of non-durable household goods, and food and drug retailing companies. As of the close of business on
May 31, 2010, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, Denmark, France, Germany,
Ireland, Japan, Mexico, the Netherlands, Singapore, South Korea, Sweden,
Switzerland, the United Kingdom and the United States.

S&P GLOBAL ENERGY SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 81
--------------------------------------

INDEX DESCRIPTION. The S&P Global Energy Sector Index(TM) measures the performance of companies that S&P deems to be part of the energy sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is a subset of the S&P Global 1200 Index(TM). The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May
31, 2010, the Index was comprised of stocks of companies in the following markets: Argentina, Australia, Austria, Brazil, Canada, France, Hong Kong,
Italy, Japan, Norway, South Korea, Spain, the United Kingdom and the United
States.

S&P GLOBAL FINANCIALS SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 217
---------------------------------------

INDEX DESCRIPTION. The S&P Global Financials Sector Index(TM) measures the performance of companies that S&P deems to be part of the financial sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is a subset of the S&P Global 1200 Index(TM). The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May
31, 2010, the Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland,
France, Germany, Greece, Hong Kong, Italy, Japan, the Netherlands, Norway,
Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United
Kingdom and the United States.

S&P GLOBAL HEALTHCARE SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 82
--------------------------------------

INDEX DESCRIPTION. The S&P Global Healthcare Sector Index(TM) measures the performance of companies that S&P deems to be part of the healthcare sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is a subset of the S&P Global 1200 Index(TM). The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. Component companies include healthcare providers, biotechnology companies and manufacturers of medical supplies, advanced

                                       23

medical devices and pharmaceuticals. As of the end of the business day on May
31, 2010, the Index is comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Ireland,
Japan, the Netherlands, Switzerland, the United Kingdom and the United States.

S&P GLOBAL INDUSTRIALS SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 184
---------------------------------------

INDEX DESCRIPTION. The S&P Global Industrials Sector Index(TM) measures the performance of companies that S&P deems to be part of the industrials sector of the economy and that S&P believes are important to global markets. It is a subset of the S&P Global 1200 Index(TM). Component companies include manufacturers and distributors of capital goods, providers of commercial services and supplies, and transportation service providers. As of the close of business on May 31, 2010, the Index was comprised of stocks of companies in the following markets: Australia, Brazil, Canada, Chile, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Italy, Japan, Mexico, the Netherlands, Norway,
Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United
Kingdom and the United States.

S&P GLOBAL INFRASTRUCTURE INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 74
--------------------------------------

INDEX DESCRIPTION. The S&P Global Infrastructure Index(TM) is designed to track the performance of the stocks of large infrastructure companies around the world. The Index includes companies involved in: utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks;
marine ports and services; and electric, gas and water utilities. As of the close of business on May 31, 2010, the Index was comprised of stocks of companies in the following markets: Australia, Belgium, Canada, France,
Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway,
Portugal, Spain, the United Kingdom and the United States.

S&P GLOBAL MATERIALS SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 124
---------------------------------------

INDEX DESCRIPTION. The S&P Global Materials Sector Index(TM) measures the performance of companies that S&P deems to be part of the materials sector of the economy and that S&P believes are important to global markets. It is a subset of the S&P Global 1200 Index(TM). Component companies include those companies engaged in a wide variety of commodity-related manufacturing and mining activities. As of the close of business on May 31, 2010, the Index was comprised of stocks of companies in the following countries: Australia,
Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany,
Ireland, Japan, Luxembourg, Mexico, the Netherlands, Norway, Peru, Portugal,
South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the
United States.

S&P GLOBAL NUCLEAR ENERGY INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 24
--------------------------------------

INDEX DESCRIPTION. The S&P Global Nuclear Energy Index(TM) is comprised of approximately 24 of the largest publicly-traded companies in nuclear energy related businesses that meet investability requirements. The S&P Global Nuclear
Energy Index(TM) is designed to provide liquid exposure to publicly listed companies in the global nuclear energy business from developed markets or whose securities are listed on developed market exchanges. The constituents within the S&P Global Nuclear Energy Index(TM) are equally distributed between the nuclear materials, equipment and services and nuclear energy generation industries. As of the close of business on May 31, 2010, the Index was comprised of stocks of companies in the following markets: Australia, Canada,
Finland, France, Germany, Japan, Spain and the United States.

S&P GLOBAL INFORMATION TECHNOLOGY SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 120
---------------------------------------
INDEX DESCRIPTION. The S&P Global Information Technology Sector IndexTM
measures the performance of companies S&P deems to be part of the technology sector of the economy and that S&P believes are important to global markets.
The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The
Index is a subset of the S&P Global 1200 Index(TM). The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May 31, 2010, the Index was comprised of stocks of companies in the following countries: Canada, Finland, France, Germany, Italy, Japan, the
Netherlands, South Korea, Sweden, Taiwan, the United Kingdom and the United
States.

                                       24

S&P GLOBAL TELECOMMUNICATIONS SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 41
--------------------------------------

INDEX DESCRIPTION. The S&P Global Telecommunications Sector Index(TM) measures the performance of companies that S&P deems to be part of the telecommunications sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is a subset of the S&P Global 1200 Index(TM). The
Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May 31, 2010, the Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Brazil,
Canada, China, France, Germany, Greece, Italy, Japan, Mexico, the Netherlands,
New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden,
Switzerland, Taiwan, the United Kingdom and the United States.

S&P GLOBAL TIMBER & FORESTRY INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 25
--------------------------------------

INDEX DESCRIPTION. The S&P Global Timber & Forestry Index(TM) is comprised of approximately 25 of the largest publicly-traded companies engaged in the ownership, management or upstream supply chain of forests and timberlands.
These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management or the upstream supply chain of forests and timberlands. As of the close of business on May 31, 2010, the Index was comprised of stocks of companies in the following markets: Australia, Brazil,
Canada, Finland, Japan, South Africa, Sweden and the United States.

S&P GLOBAL UTILITIES SECTOR INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 77
--------------------------------------

INDEX DESCRIPTION. The S&P Global Utilities Sector Index(TM) measures the performance of companies that S&P deems to be part of the Utilities sector of the economy and that S&P believes are important to global markets. It is a subset of the S&P Global 1200 Index(TM). Component companies include providers of electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power. As of the close of business on May 31,
2010, the Index was comprised of stocks of companies in the following markets:
Australia, Brazil, Canada, Chile, Finland, France, Germany, Hong Kong, Italy,
Japan, Portugal, South Korea, Spain, the United Kingdom and the United States.

S&P LATIN AMERICA 40 INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 40
--------------------------------------

INDEX DESCRIPTION. The S&P Latin America 40 Index(TM) includes securities that
S&P considers to be highly liquid from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Peru,
Argentina and Chile are represented in the Index and mirror the sector weights of the broader universe of stocks from the five markets. Similarly, the Index mirrors the country weights of the five markets within that same universe of stocks.

S&P MIDCAP 400 GROWTH INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 245
---------------------------------------

INDEX DESCRIPTION. The S&P MidCap 400 Growth Index(TM) is a capitalization-
weighted index representing stocks with growth characteristics from a broad range of industries.

S&P MIDCAP 400 INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 400
---------------------------------------

INDEX DESCRIPTION. The S&P MidCap 400 Index(TM) serves as the underlying index for the S&P 400 Growth and Value Index series. The S&P MidCap 400 Index(TM)
measures the performance of the mid-capitalization sector of the U.S. equity market. The securities in the S&P MidCap 400 Index(TM) have a market capitalization between $750 million and $3.3 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

                                       25

S&P MIDCAP 400 VALUE INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 293
---------------------------------------

INDEX DESCRIPTION. The S&P MidCap 400 Value Index(TM) is a capitalization-
weighted index representing stocks with value characteristics from a broad range of industries.

S&P SMALLCAP 600 GROWTH INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 355
---------------------------------------

INDEX DESCRIPTION. The S&P SmallCap 600 Growth Index(TM) is a capitalization-
weighted index representing stocks with growth characteristics from a broad range of industries.

S&P SMALLCAP 600 INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 600
---------------------------------------

INDEX DESCRIPTION. The S&P SmallCap 600 Index(TM) serves as the underlying index for the S&P 600 Growth and Value Index series. It is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The S&P SmallCap 600 Index(TM) measures the performance of publicly-traded securities in the small-capitalization sector of the U.S. equity market. The securities in the S&P SmallCap 600 Index(TM) have a market capitalization between $200 million and $1 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

S&P SMALLCAP 600 VALUE INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 427
---------------------------------------

INDEX DESCRIPTION. The S&P SmallCap 600 Value Index(TM) is a capitalization-
weighted index representing stocks with value characteristics from a broad range of industries.

S&P/TOPIX 150 INDEXTM

NUMBER OF COMPONENTS: APPROXIMATELY 150
---------------------------------------

INDEX DESCRIPTION. The S&P/TOPIX 150 Index(TM) is constructed with the addition of a float-adjustment factor. The Index is comprised of 150 securities considered highly liquid selected from each major sector of the Japanese equity market.

S&P U.S. PREFERRED STOCK INDEXTM

Number of Components: Approximately 225

INDEX DESCRIPTION--CHANGES IN METHODOLOGY. The S&P U.S. Preferred Stock
Index(TM) measures the performance of a select group of preferred stocks listed on the NYSE, NYSE Arca, NYSE Amex, NASDAQ Global Select Market, NASDAQ Select
Market or NASDAQ Capital Market. In June 2010, Standard & Poor's announced that the methodology for determining index constituents would be revised effective with the next rebalance after the close of trading on September 17, 2010. In order to lessen the impact of these changes, the new methodology will be phased in with 33% of each constituent-level change incorporated into the Index after the close of trading on the third Fridays of September, October, and November
2010. A new quarterly rebalance schedule will take effect starting in January
2011, with Index changes to be implemented after the close of trading on the third Fridays of January, April, July, and October.

FORMER INDEX METHODOLOGY. The Index may include preferred stocks that are issued in the U.S. by U.S-domiciled entities whose parent companies or guarantors may be non-U.S. entities. The preferred stocks included in the Index are selected by
S&P using criteria described in the following paragraph. In general terms, the
Index includes preferred stocks with a market capitalization of over $100 million that meet minimum price, liquidity, maturity and other requirements determined by S&P. The Index is calculated with a modified capitalization weighted scheme, with modifications being made to Index shares to prevent single stock concentration: specifically, no single Index component may have a weight of more than 10%. S&P also limits the exposure to any single issuer to three issues of that company's preferred stock, unless the aggregate of all issues of such company is less than 5% of the total market capitalization of the Index.
For purposes of this limitation, S&P defines a single issuer to include companies that are under common control or are guaranteed by the same entity which is also affiliated with such companies. The Index is rebalanced annually in September, effective after the close of trading on the fourth Friday.

FORMER COMPONENT SELECTION CRITERIA. S&P excludes: (i) preferred stocks that are structured products and brand-name products issued by financial institutions and are packaged securities linked to indexes, baskets of stocks or another company's stock; (ii) preferred stocks that are issued by special ventures such as highway, airport, or dam operators; and (iii) preferred stocks that have a mandatory conversion or scheduled maturity within the next 12 months (i.e., before the next rebalancing). After excluding the securities listed above, S&P removes preferred stocks that: (i) trade at $1.00 or less per share at the time

                                       26

the Index is constituted or rebalanced; (ii) have an outstanding market capitalization of less than $100 million; and (iii) have a six-month average monthly trading volume of less than 250,000 shares. In addition, S&P removes preferred stocks for which S&P cannot determine an indicated dividend when: (i)
there occurs significant and persistent arrears in payments; and (ii)
uncertainty about survival of the stock's listing because of possible impending corporate actions such as a merger, acquisition or other corporate restructuring
(including bankruptcy).

NEW INDEX METHODOLOGY. In general terms, the Index contains preferred stocks that meet minimum size, liquidity, exchange listing, maturity and other requirements determined by S&P. The Index may include preferred stocks that are issued in the U.S. by U.S-domiciled entities whose parent companies or guarantors may be non-U.S. entities. The Index is calculated with a modified capitalization weighted scheme, with modifications being made to Index shares to limit single issuer concentration.

There is no limit to the number of lines of a single company's preferred stock allowed in the Index; however a maximum weight of 10% of index market capitalization is set per issuer with all eligible lines capped on a pro rata basis. For purposes of this limitation, S&P defines a single issuer to include companies that are under common control or are guaranteed by the same entity which is also affiliated with such companies. At least 15 preferred issuers are to be included in the Index. In the event that fewer than 15 preferred issuers qualify based on the other Index criteria, the liquidity constraints below will be relaxed and the largest stocks included until the issuer count reaches 15.
The Index is rebalanced quarterly, effective after the close of trading on the third Friday of January, April, July, and October. Share changes occur semi-annually at the January and July rebalances.

NEW COMPONENT SELECTION CRITERIA. The Index excludes: (i) preferred stocks with a market capitalization of less than $100 million as of the rebalancing reference date; (ii) preferred stocks for which S&P cannot determine an indicated dividend yield; (iii) over-the-counter, bulletin board, and unregistered (144A) securities; (iv) preferred stocks that are structured products and brand-name products issued by financial institutions and that are packaged securities linked to indexes, baskets of stocks or another company's stock; and (v) preferred stocks that are issued by special ventures such as highway, airport, or dam operators. In addition, S&P applies the following inclusion and exclusion criteria. For preferred stocks that are not already in the Index, S&P may include: (i) issues that do not have a mandatory conversion or scheduled maturity within 12 months of the rebalancing date; and (ii) that have also traded an average of 250,000 shares per month over the previous six months. Issues with between one and six months of trading history will be evaluated over the available period and may be included should size and available trading history infer the issue will satisfy the volume requirement.
For preferred stocks that have been in the Index for more than 12 months, S&P excludes issues that have not traded an average of 125,000 shares per month over the previous six months as of the rebalancing reference date. The reference date for additions and deletions is the last trading date of the month immediately preceding the rebalancing month. Additions occur only at the quarterly rebalancing. Deletions occur at the quarterly rebalancing based on the above eligibility criteria, but may also occur intra-quarter due to mandatory conversions, redemptions, or delistings.

                                       27

The India Index Services & Products Ltd. Index
INDEX COMMITTEE. Indexes of India Index Services & Products Ltd. ("IISL"), a
joint venture between the National Stock Exchange of India Ltd. ("NSE") and
CRISIL Ltd., are primarily rules-based and monitored by a governing committee.

IISL has constituted an Index Policy Committee that is involved in the policy and guidelines for managing indexes. An Index Maintenance Subcommittee makes all decisions on additions and deletions of companies in indexes.

INDEX MAINTENANCE. Changes in the S&P CNX Nifty Index level reflect changes in the total market capitalization of the S&P CNX Nifty Index which are caused by stock price movements in the market. They do not reflect changes in the market capitalization of the S&P CNX Nifty Index, or of the individual stocks, that are caused by corporate actions such as dividend payments, stock splits, distributions, mergers, or acquisitions. When a stock is replaced by another stock within the S&P CNX Nifty Index, the index divisor is adjusted so the change in S&P CNX Nifty Index market value that results from the addition and deletion does not change the index level.

INDEX AVAILABILITY. The S&P CNX Nifty Index is calculated continuously and is available from major data vendors. For purposes of reporting performance of the
iShares S&P India Nifty 50 Index Fund, the Index Provider will also make available to the iShares S&P India Nifty 50 Index Fund S&P CNX Nifty Index
values in U.S. dollars on an end of day basis by applying a foreign exchange rate calculation to the S&P CNX Nifty Index as determined by the Index
Provider.

S&P CNX NIFTY INDEX

NUMBER OF COMPONENTS: 50
========================

INDEX DESCRIPTION. The S&P CNX Nifty Index is a rupee-denominated index designed to measure the performance of the 50 largest and most liquid companies in the Indian equity market that are available to international investors on the NSE. The securities in the Index are free float market
capitalization-weighted so that securities with higher total market capitalization have a larger representation in the Index. As of May 31, 2010, the Index's top three sectors were banks, computer-software and refineries.

COMPONENT SELECTION CRITERIA. In addition to domicile within India and a listing on the NSE, component security selection decisions include the following criteria:

1.   LIQUIDITY. For inclusion in the S&P CNX Nifty Index, the security must have traded at an average impact cost of 0.50% or less during the last six months, for 90% of the observations for a basket size of Rs. 2 crores.

      a.   Impact cost is the cost of executing a transaction in a security in proportion to the weight of its free float market capitalization against the index market capitalization at any time. This is the percentage mark-up suffered while buying/selling the desired quantity of a security compared to its ideal price - (best buy +
            best sell)/2.

2.   SHARES OUTSTANDING. Companies eligible for inclusion in the S&P CNX Nifty
      Index must have at least 10% of its stock available to investors (float).
      For this purpose, float shall mean stocks which are not held by the promoters and associated entities (where identifiable) of such companies.

3.   OTHER VARIABLES. A company newly-listed on the NSE will be eligible for inclusion in the index following its initial public offering of shares if it fulfills the normal eligibility criteria for the S&P CNX Nifty Index -
      impact cost, market capitalization and floating stock - for a three-month period instead of a six-month period.

Investment Limitations

Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its
Underlying Index without shareholder approval. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940
Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

                                       28

ALL FUNDS (OTHER THAN THE ISHARES RUSSELL TOP 200 GROWTH INDEX FUND, ISHARES
RUSSELL TOP 200 INDEX FUND, ISHARES RUSSELL TOP 200 VALUE INDEX FUND, ISHARES
S&P 500 INDEX FUND, ISHARES S&P ASIA 50 INDEX FUND, ISHARES S&P DEVELOPED
EX-U.S. PROPERTY INDEX FUND, ISHARES S&P EMERGING MARKETS INFRASTRUCTURE INDEX
FUND, ISHARES S&P GLOBAL CLEAN ENERGY INDEX FUND, ISHARES S&P GLOBAL CONSUMER
DISCRETIONARY SECTOR INDEX FUND, ISHARES S&P GLOBAL CONSUMER STAPLES SECTOR
INDEX FUND, ISHARES S&P GLOBAL ENERGY SECTOR INDEX FUND, ISHARES S&P GLOBAL
HEALTHCARE SECTOR INDEX FUND, ISHARES S&P GLOBAL INDUSTRIALS SECTOR INDEX FUND,
ISHARES S&P GLOBAL INFRASTRUCTURE INDEX FUND, ISHARES S&P GLOBAL MATERIALS
SECTOR INDEX FUND, ISHARES S&P GLOBAL NUCLEAR ENERGY INDEX FUND, ISHARES S&P
GLOBAL TECHNOLOGY SECTOR INDEX FUND, ISHARES S&P GLOBAL TIMBER & FORESTRY INDEX
FUND, ISHARES S&P GLOBAL UTILITIES SECTOR INDEX FUND, ISHARES S&P INDIA NIFTY
50 INDEX FUND, ISHARES S&P LATIN AMERICA 40 INDEX FUND AND ISHARES S&P U.S.
PREFERRED STOCK INDEX FUND) WILL NOT:

1.   Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its
      Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.   Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets
      (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.   Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.   Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts
      (including options on currencies to the extent consistent with each
      Fund's investment objective and policies).

6.   Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

EACH OF ISHARES S&P 500 INDEX FUND, ISHARES S&P GLOBAL ENERGY SECTOR INDEX
FUND, ISHARES S&P GLOBAL HEALTHCARE SECTOR INDEX FUND, ISHARES S&P GLOBAL
TECHNOLOGY SECTOR INDEX FUND AND ISHARES S&P LATIN AMERICA 40 INDEX FUND WILL
NOT:

1.   Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its
      Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.   Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets
      (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

                                       29

3.   Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.   Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.   Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts
      (including options on currencies to the extent consistent with each
      Fund's investment objective and policies).

6.   Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

EACH OF ISHARES S&P GLOBAL CONSUMER DISCRETIONARY SECTOR INDEX FUND, ISHARES
S&P GLOBAL CONSUMER STAPLES SECTOR INDEX FUND, ISHARES S&P GLOBAL INDUSTRIALS
SECTOR INDEX FUND, ISHARES S&P GLOBAL MATERIALS SECTOR INDEX FUND AND ISHARES
S&P GLOBAL UTILITIES SECTOR INDEX FUND WILL NOT:

1.   Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its
      Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.   Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets
      (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.   Issue any senior security, except as permitted under the Investment
      Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   Make loans, except as permitted under the 1940 Act.

5.   Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts
      (including options on currencies to the extent consistent with each
      Fund's investment objective and policies).

6.   Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

EACH OF ISHARES RUSSELL TOP 200 GROWTH INDEX FUND, ISHARES RUSSELL TOP 200
INDEX FUND, ISHARES RUSSELL TOP 200 VALUE INDEX FUND, ISHARES S&P ASIA 50 INDEX
FUND, ISHARES S&P DEVELOPED EX-U.S. PROPERTY INDEX FUND, ISHARES S&P EMERGING
MARKETS INFRASTRUCTURE INDEX FUND, ISHARES S&P GLOBAL CLEAN ENERGY INDEX FUND,
ISHARES S&P GLOBAL INFRASTRUCTURE INDEX FUND, ISHARES S&P GLOBAL NUCLEAR ENERGY
INDEX FUND, ISHARES S&P GLOBAL TIMBER & FORESTRY INDEX FUND, ISHARES S&P INDIA
NIFTY 50 INDEX FUND AND ISHARES S&P U.S. PREFERRED STOCK INDEX FUND WILL NOT:

1.   Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S.
      government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.   Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33

                                       30

  1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.   Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund's investment objective and policies).

6.   Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund, has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in each Fund's portfolio.
In reaching liquidity decisions, BFA considers the following factors:

      .  The frequency of trades and quotes for the security;

      .  The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

      .  Dealer undertakings to make a market in the security; and

      .  The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Each Fund has adopted a non-fundamental investment policy in accordance with
Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least
80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the
Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

                                       31

Broker-dealer firms should also note that dealers who are not "underwriters"
but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

                                       32

Management

TRUSTEES AND OFFICERS.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President,
Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and BlackRock
Funds III (formerly, Barclays Global Investors Funds), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act.
Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 210 funds within the fund complex. With the exception of
Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock,
Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is
c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY
10055. The Board has designated George G.C. Parker as its Independent Chairman.

INTERESTED TRUSTEES

                                                    PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
      NAME (AGE)            POSITION                DURING THE PAST 5 YEARS                       HELD BY TRUSTEE
---------------------  ------------------  ----------------------------------------  ----------------------------------------
Robert S. Kapito/1/    Trustee             President and Director, BlackRock,        Director of iShares, Inc. (since 2009);
(53)                   (since 2009)        Inc. (since 2006 and 2007,                Director of BlackRock, Inc. (since
                                           respectively); Vice Chairman of           2007).
                                           BlackRock, Inc. and Head of
                                           BlackRock's Portfolio Management
                                           Group (since its formation in 1998)
                                           and BlackRock's predecessor entities
                                           (since 1988); Trustee, University of
                                           Pennsylvania (since 2009); Chairman,
                                           Hope & Heroes Children's Cancer
                                           Fund (since 2002); President of the
                                           Board of Directors, Periwinkle
                                           Theatre for Youth (since 1983).

Michael Latham/2/      Trustee (since      Global Chief Executive Officer of         Director of iShares, Inc. (since 2010).
(44)                   2010); President    iShares, BTC (since 2010); Managing
                       (since 2007).       Director, BTC (since 2009); Head of
                                           Americas iShares, Barclays Global
                                           Investors ("BGI") (2007-2009);
                                           Director and Chief Financial Officer of
                                           Barclays Global Investors
                                           International, Inc. (2005-2009); Chief
                                           Operating Officer of the Intermediary
                                           Investor and Exchange Traded
                                           Products Business of BGI (2003-
                                           2007).

----------

/1/ Robert S. Kapito is deemed to be an "interested person" (as defined in the
    1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
/2/ Michael Latham is deemed to be an "interested person" (as defined in the
    1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

                                       33

                             INDEPENDENT TRUSTEES

                                                    PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
      NAME (AGE)            POSITION                DURING THE PAST 5 YEARS                       HELD BY TRUSTEE
---------------------  ------------------  ----------------------------------------  ----------------------------------------
George G.C. Parker     Trustee (since      Dean Witter Distinguished Professor       Director of iShares, Inc. (since 2002);
(71)                   2000); Independent  of Finance, Emeritus, Stanford            Independent Chairman of iShares,
                       Chairman (since     University: Graduate School of            Inc. (since 2010); Director of
                       2010).              Business (since 1994).                    Continental Airlines, Inc. (since
                                                                                     1996); Director of Community First
                                                                                     Financial Group (since 1995);
                                                                                     Director of Tejon Ranch Company
                                                                                     (since 1999); Director of Threshold
                                                                                     Pharmaceuticals (since 2004);
                                                                                     Director of NETGEAR, Inc. (since
                                                                                     2007).

John E. Martinez       Trustee             Director of Real Estate Equity            Director of iShares, Inc. (since 2003);
(49)                   (since 2003).       Exchange (since 2005).                    Chairman, Independent Review
                                                                                     Committee, Canadian iShares Funds
                                                                                     (since 2007).

Cecilia H. Herbert     Trustee             Director (since 1998) and President       Director of iShares, Inc. (since 2005);
(61)                   (since 2005).       (since 2007) of the Board of              Director, Forward Funds (34
                                           Directors, Catholic Charities CYO;        portfolios) (since 2009).
                                           Trustee of Pacific Select Funds
                                           (2004-2005); Trustee (since 2005)
                                           and Chair of the Finance and
                                           Investment Committees (since 2006)
                                           of the Thacher School; Chair of
                                           Investment Committee, Archdiocese
                                           of San Francisco (1994-2005).

Charles A. Hurty       Trustee             Retired; Partner, KPMG LLP (1968-         Director of iShares, Inc. (since 2005);
(66)                   (since 2005).       2001).                                    Director of GMAM Absolute Return
                                                                                     Strategy Fund (1 portfolio) (since
                                                                                     2002); Director of Citigroup
                                                                                     Alternative Investments Multi-
                                                                                     Adviser Hedge Fund Portfolios LLC (1
                                                                                     portfolio) (since 2002).

John E. Kerrigan       Trustee             Chief Investment Officer, Santa Clara     Director of iShares, Inc. (since 2005).
(55)                   (since 2005).       University (since 2002).

                                       34

                                                    PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
      NAME (AGE)            POSITION                DURING THE PAST 5 YEARS                       HELD BY TRUSTEE
---------------------  ------------------  ----------------------------------------  ----------------------------------------
Robert H. Silver       Trustee             President and Co-Founder of The           Director of iShares, Inc. (since 2007).
(55)                   (since 2007).       Bravitas Group, Inc. (since 2006);
                                           Member, Non-Investor Advisory
                                           Board of Russia Partners II, LP (since
                                           2006); President and Chief Operating
                                           Officer (2003-2005) and Director
                                           (1999-2005) of UBS Financial
                                           Services, Inc.; President and Chief
                                           Executive Officer of UBS Services
                                           USA, LLC (1999-2005); Managing
                                           Director, UBS America, Inc. (2000-
                                           2005); Director and Vice Chairman of
                                           the YMCA of Greater NYC (since
                                           2001); Broadway Producer (since
                                           2006); Co-Founder and Vice
                                           President of Parentgiving Inc. (since
                                           2008); Director and Member of the
                                           Audit and Compensation Committee
                                           of EPAM Systems, Inc. (2006-2009).

OFFICERS

                                                     PRINCIPAL OCCUPATION(S)
      NAME (AGE)            POSITION                 DURING THE PAST 5 YEARS
---------------------  -------------------  ----------------------------------------
Geoffrey D. Flynn      Executive Vice       Managing Director, BTC (since 2009);
(53)                   President and Chief  Chief Operating Officer, U.S. iShares,
                       Operating Officer    BGI (2007-2009); President, Van
                       (since 2008).        Kampen Investors Services (2003-
                                            2007); Managing Director, Morgan
                                            Stanley (2002-2007); President,
                                            Morgan Stanley Trust, FSB (2002-
                                            2007).

Jack Gee               Treasurer and Chief  Managing Director, BTC (since 2009);
(50)                   Financial Officer    Senior Director of Fund
                       (since 2008).        Administration of Intermediary
                                            Investor Business of BGI (2009);
                                            Director of Fund Administration of
                                            Intermediary Investor Business of BGI
                                            (2004-2009).

Eilleen M. Clavere     Secretary            Director, BTC (since 2009); Director
(58)                   (since 2007).        of Legal Administration of
                                            Intermediary Investor Business of BGI
                                            (2006-2009); Legal Counsel and Vice
                                            President of Atlas Funds, Atlas
                                            Advisers, Inc. and Atlas Securities,
                                            Inc. (2005-2006); Counsel of
                                            Kirkpatrick & Lockhart LLP (2001-
                                            2005).

                                       35

                                                     PRINCIPAL OCCUPATION(S)
      NAME (AGE)            POSITION                 DURING THE PAST 5 YEARS
---------------------  -------------------  ----------------------------------------
Ira P. Shapiro         Vice President and   Managing Director, BTC (since 2009);
(47)                   Chief Legal Officer  Associate General Counsel, BGI
                       (since 2007).        (2004-2009).

Amy Schioldager        Executive Vice       Managing Director, BTC (since 2009);
(47)                   President            Global Head of Index Equity, BGI
                       (since 2007).        (2008-2009); Global Head of U.S.
                                            Indexing, BGI (2006-2008); Head of
                                            Domestic Equity Portfolio
                                            Management, BGI (2001-2006).

Patrick O'Connor       Vice President       Managing Director, BTC (since 2009);
(42)                   (since 2007).        Head of iShares Portfolio
                                            Management, BGI (2006-2009);
                                            Senior Portfolio Manager, BGI (1999-
                                            2006).

Lee Sterne             Vice President       Managing Director, BTC (since 2009);
(44)                   (since 2007).        Head of U.S. Fixed Income Index and
                                            iShares, BGI (2007-2009); Senior
                                            Portfolio Manager, BGI (2004-2007).

Matt Tucker            Vice President       Managing Director, BTC (since 2009);
(37)                   (since 2007).        Director of Fixed Income Investment
                                            Strategy, BGI (2009); Head of U.S.
                                            Fixed Income Investment Solutions,
                                            BGI (2005-2008); Fixed Income
                                            Investment Strategist, BGI (2003-
                                            2005).

The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the
Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as
Trustees. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's educational background or professional training; business, consulting, public service or academic positions;
experience from service as a board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the
Board to conclude that he or she should serve as a Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009 and a Director of BlackRock, Inc.
since 2007. In addition, he has over 20 years of experience as part of
BlackRock, Inc. and BlackRock's predecessor entities. Mr. Kapito serves as
President and Director of BlackRock, Inc., and is the Chairman of the Operating
Committee, a member of the Office of the Chairman, the Leadership Committee and
the Corporate Council. He is responsible for day-to-day oversight of
BlackRock's key operating units, including the Account Management and Portfolio
Management Groups, Real Estate Group and BlackRock Solutions(R). Prior to
assuming his current responsibilities in 2007, Mr. Kapito served as Head of
BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed
Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is
also Chairman of the Hope & Heroes Children's Cancer Fund, since 2002, and
President of the Board of Directors for Periwinkle Theatre for Youth, a
national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of
Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

                                       36

Michael Latham has been a Trustee of the Trust since 2010. Mr. Latham has served as a Director of iShares, Inc. since 2010. In addition, Mr. Latham has served as President of the Trust and iShares, Inc. since 2007. He served as
Principal Financial Officer of the Trust and iShares, Inc. from 2002 until
2007. Mr. Latham is the global head of BlackRock's iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock,
Inc. and BlackRock's predecessor entities. Prior to assuming his current responsibilities in April 2009 and July 2010, he was head of BlackRock's
iShares exchange-traded fund business for the U.S. and Canada and Chief
Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in
1988.

George G.C. Parker has been a Trustee of the Trust since 2000, and Chairman of the Trust's Board since 2010. Mr. Parker served as Lead Independent Trustee of the Trust from 2006 to 2010. Mr. Parker has served as a Director of iShares,
Inc. since 2002, Chairman of iShares, Inc.'s Board of Directors since 2010 and
Lead Independent Director of iShares, Inc. from 2006 to 2010. Mr. Parker also served as the head of the Nominating and Governance Committee for the Trust and
iShares, Inc. from 2002 to 2010. Mr. Parker also serves as Director on five other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance
(Emeritus) at the Stanford Graduate School of Business. He teaches courses in
Corporate Finance in the MBA Program, Stanford Sloan Program for Executives,
and in various other Executive Education Programs at the School. Mr. Parker's
teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds an MBA and PhD degree from the Stanford Business
School.

John E. Martinez has been a Trustee of the Trust since 2003. Mr. Martinez has served as a Director of iShares, Inc. since 2003. Mr. Martinez is a Director of
EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors
(BGI) UK Holdings, where he provided governance oversight representing BGI's shareholders (Barclays PLC, BGI management shareholders) through oversight of
BGI's worldwide activities. Since 2007, Mr. Martinez also serves as the
Chairman of the Independent Review Committee for the Canadian iShares Funds.
This committee provides guidance and oversight of potential conflicts of interest between the mutual fund advisor and shareholders. Since 2003, he is a
Director and Executive Committee Member for Larkin Street Youth Services,
providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB in economics from The University of California, Berkeley and holds an MBA in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Trustee of the Trust since 2005. Ms. Herbert has served as a Director of iShares, Inc. since 2005. She is President of the Board of the Catholic Charities CYO, among the Bay Area's largest, private social services organizations serving the homeless, poor, aged, families, children and
AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1991, which she chaired from 1994 to 2006. She is a Trustee of the Thacher School, since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director since 2010 and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company
responsible for product development, marketing and credit for U.S.
multinational corporations and as head of its San Francisco office and as
Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA in
economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005. Mr. Hurty has served as a Director of iShares, Inc. since 2005. Mr. Hurty has also served as the head of the Audit Committee of the Trust and iShares, Inc. since 2006. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy
Fund since 2002, Director of the Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC since 2002 and was a Director of the
CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to
2001. Mr. Hurty has a BS in accounting from University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005. Mr. Kerrigan also serves as the Chair of the Nominating and Governance Committee of the Trust and iShares,
Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara
University since 2002. Mr. Kerrigan was formerly a Managing

                                       37

Director at Merrill Lynch & Co, including the following responsibilities:
Global Manager of Institutional Client Division eCommerce, Global Manager of
Technology Specialists Sales and Chair, Performance Measurement, Evaluation &
Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart
Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area
Scholarships for Inner City Children). Mr. Kerrigan has a BA from Boston
College and is a Chartered Financial Analyst.

Robert H. Silver has been a Trustee of the Trust since 2007. Mr. Silver has served as a Director of iShares, Inc. since 2007. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc.,
the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the
Depository Trust and Clearing Corporation ("DTCC") and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chairs its Fund Development Committee, since 2001, and Co-Founder and Vice President of Parentgiving Inc., since 2008. Mr. Silver began his career as a CPA at KPMG
LLP from 1983 until 1997. Mr. Silver has a BS in business administration from the University of North Carolina.

Board - Leadership Structure and Oversight Responsibilities
-----------------------------------------------------------

Overall responsibility for oversight of the Funds rests with the Board. The
Board has engaged BFA to manage the Funds on a day-to day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust's charter. The Board is currently composed of nine members, seven of whom are Independent Trustees
(defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of
Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other
Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established a Nominating and Governance Committee and an Audit Committee to
assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of
BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board's general oversight of each
Fund and is addressed as part of various Board and committee activities. The
Board, directly or through a committee, also reviews reports from, among others,

                                       38

management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management's risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the
Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief
Compliance Officer assesses key compliance risks affecting each Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

COMMITTEES OF THE BOARD OF TRUSTEES. Each Trustee who is not an interested person (as defined in the 1940 Act) of the Trust ("Independent Trustee") serves on the Audit Committee and the Nominating and Governance Committee of the
Board. Mr. Martinez was not a member of these committees prior to August 13,
2009. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the
Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants;
(v) in complying with legal and regulatory requirements that relate to the
Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended
March 31, 2010.

The Nominating and Governance Committee nominates individuals for Independent
Trustee membership on the Board. The Nominating and Governance Committee
functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an
Independent Trustee; (ii) recommending to the Board and current Independent
Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent
Trustee to the Board and current Independent Trustees to serve as Lead
Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent
Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The
Nominating and Governance Committee does not consider Board nomination(s)
recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The
Nominating and Governance Committee met four times during the fiscal year ended
March 31, 2010.

The following table sets forth, as of December 31, 2009, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the
Trustee did not own any securities in that fund as of the date indicated above:

                                                                                                      AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                         SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  -------------------------------------------------  ------------------------  ----------------------------
Robert Kapito         None                                               None                      None

John E. Martinez      iShares Barclays 7-10 Year Treasury Bond Fund      Over $100,000             Over $100,000

                      iShares Barclays Short Treasury Bond Fund          Over $100,000

                      iShares Barclays TIPS Bond Fund                    Over $100,000

                      iShares MSCI All Country Asia ex Japan Index       Over $100,000
                      Fund

                      iShares MSCI EAFE Index Fund                       Over $100,000

                                       39

                                                                                                      AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                         SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  -------------------------------------------------  ------------------------  ----------------------------
                      iShares Russell 1000 Index Fund                    Over $100,000

                      iShares Russell 1000 Value Index Fund              Over $100,000

                      iShares S&P 500 Index Fund                         Over $100,000

                      iShares S&P Global Consumer Staples Sector         Over $100,000
                      Index Fund

George G.C. Parker    iShares Barclays 1-3 Year Treasury Bond Fund       $1-$10,000                Over $100,000

                      iShares Barclays Aggregate Bond Fund               $10,001-$50,000

                      iShares Dow Jones Select Dividend Index Fund       Over $100,000

                      iShares iBoxx $ Investment Grade Corporate Bond    Over $100,000
                      Fund

                      iShares MSCI EAFE Index Fund                       Over $100,000

                      iShares Russell 2000 Index Fund                    $50,001-$100,000

                      iShares S&P 100 Index Fund                         Over $100,000

                      iShares S&P 500 Growth Index Fund                  $10,001-$50,000

                      iShares S&P 500 Index Fund                         Over $100,000

                      iShares S&P California AMT-Free Municipal Bond     Over $100,000
                      Fund

                      iShares S&P Global 100 Index Fund                  $10,001-$50,000

Cecilia H. Herbert    iShares Barclays 1-3 Year Treasury Bond fund       $10,001-$50,000          Over $100,000

                      iShares Barclays Aggregate Bond Fund               $10,001-$50,000

                      iShares Barclays TIPS Bond Fund                    $10,001-$50,000

                      iShares FTSE/Xinhua China 25 Index Fund            Over $100,000

                      iShares iBoxx $ High Yield Corporate Bond Fund     $10,001-$50,000

                      iShares MSCI EAFE Index Fund                       $10,001-$50,000

                      iShares MSCI Emerging Markets Index Fund           $50,001-$100,000

                      iShares MSCI Pacific ex-Japan Index Fund           $10,001-$50,000

                      iShares Russell 1000 Growth Index Fund             $10,001-$50,000

                      iShares S&P 500 Index Fund                         $50,001-$100,000

                      iShares S&P MidCap 400 Index Fund                  $10,001-$50,000

Charles A. Hurty      iShares Dow Jones Financial Sector Index Fund      $1-$10,000                Over $100,000

                      iShares Dow Jones Select Dividend Index Fund       $1-$10,000

                      iShares Dow Jones U.S. Energy Sector Index Fund    $10,001-$50,000

                      iShares Dow Jones U.S. Technology Sector Index     $10,001-$50,000
                      Fund

                      iShares FTSE/Xinhua China 25 Index Fund            $10,001-$50,000

                                       40

                                                                                                      AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                         SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  -------------------------------------------------  ------------------------  ----------------------------
                      iShares MSCI EAFE Index Fund                       $10,001-$50,000

                      iShares MSCI Japan Index Fund                      $10,001-$50,000

                      iShares S&P 500 Index Fund                         $10,001-$50,000

                      iShares S&P Global Energy Sector Fund              $1-$10,000

John E. Kerrigan      iShares MSCI ACWI ex US Index Fund                 Over $100,000             Over $100,000

                      iShares S&P Short Term National AMT-Free           Over $100,000
                      Municipal Bond Fund

Robert H. Silver      iShares Barclays 1-3 Year Credit Bond Fund         Over $100,000             Over $100,000

                      iShares Barclays 1-3 Year Treasury Bond Fund       Over $100,000

                      iShares Barclays Aggregate Bond Fund               $10,001-$50,000

                      iShares Dow Jones U.S. Broker-Dealers Index Fund   Over $100,000

                      iShares Dow Jones U.S. Financial Services Index    $50,001-$100,000
                      Fund

                      iShares Dow Jones U.S. Regional Banks Index        $50,001-$100,000
                      Fund

                      iShares iBoxx $ Investment Grade Corporate Bond    Over $100,000
                      Fund

                      iShares MSCI ACWI ex US Index Fund                 Over $100,000

                      iShares MSCI BRIC Index Fund                       $10,001-$50,000

                      iShares MSCI EAFE Index Fund                       Over $100,000

                      iShares Russell 1000 Growth Index Fund             $50,001-$100,000

                      iShares Russell 1000 Value Index Fund              $50,001-$100,000

                      iShares Russell 2000 Growth Index Fund             $10,001-$50,000

                      iShares Russell 2000 Value Index Fund              $10,001-$50,000

                      iShares Russell 3000 Index Fund                    $50,001-$100,000

                      iShares S&P 500 Index Fund                         Over $100,000

                      iShares S&P Europe 350 Index Fund                  $10,001-$50,000

                      iShares S&P U.S. Preferred Stock Index Fund        Over $100,000

                      iShares S&P/Citigroup International Treasury       $1-$10,000
                      Bond Fund

Darrell Duffie*       None                                               None                      None

----------

/1/  Beneficial ownership is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
*    Served as Trustee through March 19, 2011.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the
Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

                                       41

REMUNERATION OF TRUSTEES.  For the calendar year ended December 31, 2009, the
Trust paid each Independent Trustee $127,500 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the Chairperson of the Board's Audit Committee and George G.C.
Parker an annual fee of $25,000 for service as the Board's Lead Independent
Trustee. For the calendar year ended December 31, 2009, John Martinez, John
Kerrigan and Cecilia Herbert were also each entitled to $17,500 for his or her service on a committee of the Board that considered matters relating to securities lending, and $5,878 for his or her service as a director of a subsidiary of the Trust. Effective January 1, 2010, the Trust pays each
Independent Trustee $110,000 for meetings of the Board attended by the Trustee;
also the Trust pays Charles Hurty an annual fee of $20,000 for service as the
Chairperson of the Board's Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee (now,
Independent Chairman). Effective January 1, 2010, John Martinez, John Kerrigan
and Cecilia Herbert are also each entitled to $10,000 for his or her service as a director of a subsidiary of the Trust. Effective April 30, 2010, the Trust pays John Kerrigan an annual fee of $7,500 for service as the Chairperson of the Board's Nominating and Governance Committee. The Trust also reimburses each
Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested
Trustee for the calendar year ended December 31, 2009:

                                                       PENSION OR
                                    AGGREGATE          RETIREMENT                                   TOTAL
                                  COMPENSATION    BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                    FROM THE         PART OF TRUST         BENEFITS UPON       FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE/1,2/        TRUST           EXPENSES/3/          RETIREMENT/3/     AND FUND COMPLEX/4/
-------------------------------- --------------  ---------------------  ------------------  --------------------
Robert S. Kapito                       $0            Not Applicable       Not Applicable             $0

----------

/1/  Compensation is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
/2/  Robert S. Kapito was not compensated by the Trust due to his employment with BTC during the time period reflected in the table.
/3/  No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/4/  Includes compensation for service on the Board of Directors of iShares,
     Inc.

The table below sets forth the total compensation paid to each Independent
Trustee for the calendar year ended December 31, 2009:

                                  AGGREGATE               PENSION OR                                         TOTAL
                                COMPENSATION    RETIREMENT BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                  FROM THE               PART OF TRUST              BENEFITS UPON       FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE        TRUST                 EXPENSES/1/               RETIREMENT/1/     AND FUND COMPLEX/2/
-----------------------------  --------------  --------------------------------  ------------------  --------------------
George G.C. Parker                $152,500              Not Applicable             Not Applicable          $305,000
John E. Kerrigan                   150,878              Not Applicable             Not Applicable           295,878
Charles A. Hurty                   147,500              Not Applicable             Not Applicable           295,000
Cecilia H. Herbert                 150,878              Not Applicable             Not Applicable           295,878
Robert H. Silver                   127,500              Not Applicable             Not Applicable           255,000
Darrell Duffie/3/                  127,500              Not Applicable             Not Applicable           255,000
John E. Martinez                   150,878              Not Applicable             Not Applicable           295,878

----------

/1/  No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

/2/  Includes compensation for service on the Board of Directors of iShares,
     Inc.

/3/  Served as Trustee through March 19, 2011.

For the iShares S&P India Nifty 50 Index Fund, the Board of Directors of the
Subsidiary is responsible for the overall management and operations of the
Subsidiary. The Board of Directors is comprised of certain members of the Board of Trustees of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Trustees and Officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of June 30, 2010.

                                       42

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company ("DTC")
participants (as defined below), as of June 30, 2010, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
iShares Nasdaq Biotechnology Index Fund                   Brown Brothers Harriman & Co.                   12.19%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Citigroup Global Markets Inc.                    9.95%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          Charles Schwab & Co., Inc.                       9.75%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  7.16%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             6.73%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Morgan Stanley & Co. Incorporated                5.40%
                                                          One Pierrepont Plaza
                                                          8th Floor
                                                          Brooklyn, NY 11201

iShares Russell 1000 Growth Index Fund                    Charles Schwab & Co., Inc.                      11.22%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Citigroup Global Markets Inc.                    9.05%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          National Financial Services LLC                  8.48%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             7.38%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

iShares Russell 1000 Index Fund                           Charles Schwab & Co., Inc.                      23.70%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 11.95%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                       43

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Barclays Global Investors, N.A.                  7.83%
                                                          400 Howard Street
                                                          San Francisco, CA 94105

                                                          Mellon Trust of New England, National            7.16%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

iShares Russell 1000 Value Index Fund                     Citigroup Global Markets Inc.                    9.81%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          Charles Schwab & Co., Inc.                       9.77%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  8.52%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             7.59%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Mellon Trust of New England, National            5.79%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

                                                          Pershing LLC                                     5.02%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

iShares Russell 2000 Growth Index Fund                    Charles Schwab & Co., Inc.                       9.83%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  8.31%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Citigroup Global Markets Inc.                    7.70%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          Mellon Trust of New England, National            6.17%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

                                       44

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
iShares Russell 2000 Index Fund                           Charles Schwab & Co., Inc.                      11.85%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  8.42%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          JPMorgan Chase Bank, National Association        7.34%
                                                          14201 Dallas Pkwy
                                                          12th Floor
                                                          Dallas, TX 75240

                                                          Barclays Global Investors, N.A.                  5.55%
                                                          400 Howard Street
                                                          San Francisco, CA 94105

iShares Russell 2000 Value Index Fund                     Charles Schwab & Co., Inc.                      13.53%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 10.40%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Bank of New York, The                            5.66%
                                                          One Wall Street
                                                          New York, NY 10004

                                                          Citigroup Global Markets Inc.                    5.44%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          State Street Bank and Trust Company              5.07%
                                                          1776 Heritage Drive
                                                          North Quincy, MA 02171

iShares Russell 3000 Growth Index Fund                    Charles Schwab & Co., Inc.                      11.21%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 10.91%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Citigroup Global Markets Inc.                    8.69%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          Bank of New York, The                            5.84%
                                                          One Wall Street
                                                          New York, NY 10004

                                                          Brown Brothers Harriman & Co.                    5.37%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                       45

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Northern Trust Company (The)                     5.05%
                                                          801 South Canal Street
                                                          Chicago, IL 60612

iShares Russell 3000 Index Fund                           Charles Schwab & Co., Inc.                      17.02%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 12.15%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Northern Trust Company (The)                     6.69%
                                                          801 South Canal Street
                                                          Chicago, IL 60612

                                                          Pershing LLC                                     6.39%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

                                                          State Street Bank and Trust Company              5.89%
                                                          1776 Heritage Drive
                                                          North Quincy, MA 02171

                                                          Mellon Trust of New England, National            5.38%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

                                                          Merrill Lynch, Pierce Fenner & Smith             5.33%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

iShares Russell 3000 Value Index Fund                     Charles Schwab & Co., Inc.                      16.55%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 12.90%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Citigroup Global Markets Inc.                    6.66%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          TD Ameritrade Clearing, Inc.                     5.88%
                                                          1005 N. Ameritrade Place
                                                          Bellevue, NE 68005

iShares Russell Microcap Index Fund                       Charles Schwab & Co., Inc.                      34.01%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                       46

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          National Financial Services LLC                 13.26%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          TD Ameritrade Clearing, Inc.                     6.44%
                                                          1005 N. Ameritrade Place
                                                          Bellevue, NE 68005

iShares Russell Midcap Growth Index Fund                  National Financial Services LLC                 10.05%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Citigroup Global Markets Inc.                    7.72%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          Mellon Trust of New England, National            7.33%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

                                                          Charles Schwab & Co., Inc.                       6.77%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

iShares Russell Midcap Index Fund                         JPMorgan Chase Bank, National Association       21.70%
                                                          14201 Dallas Pkwy
                                                          12th Floor
                                                          Dallas, TX 75240

                                                          Charles Schwab & Co., Inc.                       8.70%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          PNC Bank, National Association                   7.36%
                                                          Institutional Service Group
                                                          8800 Tinicum Blvd.
                                                          Att: Trade Sett. Dept
                                                          Philadelphia, PA 19153

                                                          Wells Fargo Bank, National Association           6.92%
                                                          733 Marquette Ave
                                                          4th Floor
                                                          Minneapolis, MN 55402

                                                          National Financial Services LLC                  5.87%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Mellon Trust of New England, National            5.33%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

                                       47

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
iShares Russell Midcap Value Index Fund                   Charles Schwab & Co., Inc.                      10.93%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 10.29%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Citigroup Global Markets Inc.                    8.05%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          JPMorgan Chase Bank, National Association        7.81%
                                                          14201 Dallas Pkwy
                                                          12th Floor
                                                          Dallas, TX 75240

iShares Russell Top 200 Growth Index Fund                 UBS Financial Services Inc.                     80.50%
                                                          1000 Harbor Blvd.
                                                          4th Floor
                                                          Weehawken, NJ 07087

                                                          Mellon Trust of New England, National           15.58%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

iShares Russell Top 200 Index Fund                        RBC Capital Markets Corporation                 40.74%
                                                          One Liberty Plaza
                                                          New York, NY 10006-1446

                                                          Charles Schwab & Co., Inc.                      13.59%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce, Fenner & Smith           10.34%
                                                          Incorporated
                                                          101 Hudson Street
                                                          9th Floor
                                                          Jersey City, NJ 07302-3997

                                                          First Clearing, LLC                              7.66%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

                                                          Merrill Lynch, Pierce Fenner & Smith             7.66%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

iShares Russell Top 200 Value Index Fund                  UBS Financial Services Inc.                     82.28%
                                                          1000 Harbor Blvd.
                                                          4th Floor
                                                          Weehawken, NJ 07087

                                       48

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Mellon Trust of New England, National           14.93%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

iShares S&P 100 Index Fund                                Charles Schwab & Co., Inc.                      18.49%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  7.30%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Mellon Trust of New England, National            7.22%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

                                                          Pershing LLC                                     7.22%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

                                                          JPMorgan Chase Bank, National Association        6.56%
                                                          14201 Dallas Pkwy
                                                          12th Floor
                                                          Dallas, TX 75240

iShares S&P 500 Growth Index Fund                         Charles Schwab & Co., Inc.                      11.66%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Morgan Stanley & Co. Incorporated                9.17%
                                                          One Pierrepont Plaza
                                                          8th Floor
                                                          Brooklyn, NY 11201

                                                          Brown Brothers Harriman & Co.                    8.98%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  7.27%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             6.81%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

iShares S&P 500 Index Fund                                Brown Brothers Harriman & Co.                   14.13%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                       49

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Charles Schwab & Co., Inc.                      11.60%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Barclays Global Investors, N.A.                  7.07%
                                                          400 Howard Street
                                                          San Francisco, CA 94105

                                                          National Financial Services LLC                  6.37%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Citibank, N.A.                                   5.16%
                                                          3800 Citicorp Center Tampa
                                                          Building B/Floor 1
                                                          Tampa, FL 33610

iShares S&P 500 Value Index Fund                          Charles Schwab & Co., Inc.                      12.69%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Morgan Stanley & Co. Incorporated                9.65%
                                                          One Pierrepont Plaza
                                                          8th Floor
                                                          Brooklyn, NY 11201

                                                          National Financial Services LLC                  9.12%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             6.25%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          UBS Financial Services Inc.                      5.12%
                                                          1000 Harbor Blvd.
                                                          4th Floor
                                                          Weehawken, NJ 07087

                                                          First Clearing, LLC                              5.05%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

iShares S&P 1500 Index Fund                               Charles Schwab & Co., Inc.                      15.70%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 12.22%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          TD Ameritrade Clearing, Inc.                     8.22%
                                                          1005 N. Ameritrade Place
                                                          Bellevue, NE 68005

                                       50

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Brown Brothers Harriman & Co.                    6.39%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Bank of America, National Association            5.97%
                                                          411 N. Akard Street
                                                          5th Floor
                                                          Dallas, TX 75201

                                                          Pershing LLC                                     5.68%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

                                                          First Clearing, LLC                              5.43%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

iShares S&P Asia 50 Index Fund                            Computershare Trust Company, N.A.               17.36%
                                                          250 Royall Street
                                                          Canton, MA 02021

                                                          Merrill Lynch, Pierce Fenner & Smith             8.31%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          National Financial Services LLC                  7.54%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Brown Brothers Harriman & Co.                    6.80%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Charles Schwab & Co., Inc.                       6.42%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Bear, Stearns Securities Corp.                   5.39%
                                                          One Metrotech Center North
                                                          Brooklyn, NY 11201

iShares S&P Developed ex-U.S. Property Index Fund         Charles Schwab & Co., Inc.                      25.68%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 17.95%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

iShares S&P Emerging Markets Infrastructure Index Fund    Charles Schwab & Co., Inc.                      28.24%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                       51

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Bank of America, National Association           13.27%
                                                          411 N. Akard Street
                                                          5th Floor
                                                          Dallas, TX 75201

                                                          National Financial Services LLC                  8.15%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Brown Brothers Harriman & Co.                    8.11%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce Fenner & Smith             5.61%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          First Clearing, LLC                              5.01%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

iShares S&P Europe 350 Index Fund                         Citibank, N.A.                                  10.88%
                                                          3800 Citicorp Center Tampa
                                                          Building B/Floor 1
                                                          Tampa, FL 33610

                                                          JPMorgan Chase Bank, National Association       10.60%
                                                          14201 Dallas Pkwy
                                                          12th Floor
                                                          Dallas, TX 75240

                                                          Brown Brothers Harriman & Co.                    8.45%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Charles Schwab & Co., Inc.                       7.99%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  5.31%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

iShares S&P Global 100 Index Fund                         Computershare Trust Company, N.A.               11.13%
                                                          250 Royall Street
                                                          Canton, MA 02021

                                                          Merrill Lynch, Pierce Fenner & Smith            10.09%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                       52

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Charles Schwab & Co., Inc.                       8.31%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          JPMorgan Chase Bank, National Association        6.75%
                                                          14201 Dallas Pkwy
                                                          12th Floor
                                                          Dallas, TX 75240

                                                          National Financial Services LLC                  5.62%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Brown Brothers Harriman & Co.                    5.37%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

iShares S&P Global Clean Energy Index Fund                Charles Schwab & Co., Inc.                      13.39%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 10.30%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Brown Brothers Harriman & Co.                    7.30%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce Fenner & Smith             6.27%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Pershing LLC                                     5.57%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

                                                          Merrill Lynch, Pierce, Fenner & Smith            5.39%
                                                          Incorporated
                                                          101 Hudson Street
                                                          9th Floor
                                                          Jersey City, NJ 07302-3997

iShares S&P Global Consumer Discretionary Sector Index    Brown Brothers Harriman & Co.                   38.64%
Fund                                                      525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  7.49%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                       53

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Bear, Stearns Securities Corp.                   5.80%
                                                          One Metrotech Center North
                                                          Brooklyn, NY 11201

                                                          Charles Schwab & Co., Inc.                       5.61%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Fifth Third Bank (The)                           5.50%
                                                          5001 Kingsley Drive
                                                          Cincinnati, OH 45263

iShares S&P Global Consumer Staples Sector Index Fund     Brown Brothers Harriman & Co.                   16.13%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce Fenner & Smith            13.28%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Pershing LLC                                    10.15%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

                                                          Charles Schwab & Co., Inc.                       8.46%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  7.25%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

iShares S&P Global Energy Sector Index Fund               Brown Brothers Harriman & Co.                   14.78%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Charles Schwab & Co., Inc.                      10.56%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          State Street Bank and Trust Company             10.08%
                                                          1776 Heritage Drive
                                                          North Quincy, MA 02171

                                                          National Financial Services LLC                  9.08%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             6.17%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                       54

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          JPMorgan Chase Bank, National Association        5.95%
                                                          14201 Dallas Pkwy
                                                          12th Floor
                                                          Dallas, TX 75240

iShares S&P Global Financials Sector Index Fund           Brown Brothers Harriman & Co.                   25.98%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce Fenner & Smith            10.58%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Charles Schwab & Co., Inc.                       7.51%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          UBS Financial Services Inc.                      7.49%
                                                          1000 Harbor Blvd.
                                                          4th Floor
                                                          Weehawken, NJ 07087

                                                          National Financial Services LLC                  6.26%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

iShares S&P Global Healthcare Sector Index Fund           Brown Brothers Harriman & Co.                   13.88%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce Fenner & Smith             9.52%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Charles Schwab & Co., Inc.                       9.21%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  7.02%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Pershing LLC                                     5.01%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

iShares S&P Global Industrials Sector Index Fund          Brown Brothers Harriman & Co.                   19.48%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                       55

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Bank of America, National Association            8.58%
                                                          411 N. Akard Street
                                                          5th Floor
                                                          Dallas, TX 75201

                                                          UBS Financial Services Inc.                      7.33%
                                                          1000 Harbor Blvd.
                                                          4th Floor
                                                          Weehawken, NJ 07087

                                                          National Financial Services LLC                  6.55%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             5.87%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Charles Schwab & Co., Inc.                       5.28%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

iShares S&P Global Infrastructure Index Fund              Pershing LLC                                    15.85%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

                                                          Barclays Global Investors, N.A.                 11.69%
                                                          400 Howard Street
                                                          San Francisco, CA 94105

                                                          National Financial Services LLC                  8.26%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Charles Schwab & Co., Inc.                       7.77%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Brown Brothers Harriman & Co.                    5.79%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce Fenner & Smith             5.40%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Mellon Trust of New England, National            5.11%
                                                          Association
                                                          Three Mellon Bank Center
                                                          Floor 1533700
                                                          Pittsburgh, PA 15259

                                       56

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
iShares S&P Global Materials Sector Index Fund            State Street Bank and Trust Company             32.55%
                                                          1776 Heritage Drive
                                                          North Quincy, MA 02171

                                                          National Financial Services LLC                  8.35%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Charles Schwab & Co., Inc.                       7.64%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Brown Brothers Harriman & Co.                    6.14%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

iShares S&P Global Nuclear Energy Index Fund              Bear, Stearns Securities Corp.                  12.04%
                                                          One Metrotech Center North
                                                          Brooklyn, NY 11201

                                                          Brown Brothers Harriman & Co.                   12.02%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  9.75%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Charles Schwab & Co., Inc.                       8.38%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce, Fenner & Smith            7.79%
                                                          Incorporated
                                                          101 Hudson Street
                                                          9th Floor
                                                          Jersey City, NJ 07302-3997

                                                          Merrill Lynch, Pierce Fenner & Smith             6.79%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Citigroup Global Markets Inc.                    5.35%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

                                                          Pershing LLC                                     5.13%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

iShares S&P Global Technology Sector Index Fund           Charles Schwab & Co., Inc.                       9.89%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                       57

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Merrill Lynch, Pierce Fenner & Smith             8.70%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          UBS Financial Services Inc.                      6.77%
                                                          1000 Harbor Blvd.
                                                          4th Floor
                                                          Weehawken, NJ 07087

                                                          PNC Bank, National Association                   6.58%
                                                          Institutional Service Group
                                                          8800 Tinicum Blvd.
                                                          Att: Trade Sett. Dept
                                                          Philadelphia, PA 19153

                                                          National Financial Services LLC                  6.28%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Brown Brothers Harriman & Co.                    6.22%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Citigroup Global Markets Inc.                    5.67%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

iShares S&P Global Telecommunications Sector Index        Charles Schwab & Co., Inc.                      11.69%
Fund                                                      111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Merrill Lynch, Pierce Fenner & Smith             9.34%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          National Financial Services LLC                  9.12%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

iShares S&P Global Timber & Forestry Index Fund           Charles Schwab & Co., Inc.                      21.43%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          JPMorgan Chase Bank, National Association       12.77%
                                                          14201 Dallas Pkwy
                                                          12th Floor
                                                          Dallas, TX 75240

                                                          National Financial Services LLC                  9.97%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                       58

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          Merrill Lynch, Pierce Fenner & Smith             8.13%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          TD Ameritrade Clearing, Inc.                     6.30%
                                                          1005 N. Ameritrade Place
                                                          Bellevue, NE 68005

iShares S&P Global Utilities Sector Index Fund            National Financial Services LLC                 18.56%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             7.86%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Charles Schwab & Co., Inc.                       7.51%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Pershing LLC                                     6.33%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

                                                          Citigroup Global Markets Inc.                    5.60%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

iShares S&P India Nifty 50 Index Fund                     Barclays Global Investors, N.A.                 22.90%
                                                          400 Howard Street
                                                          San Francisco, CA 94105

                                                          Brown Brothers Harriman & Co.                   10.27%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  8.53%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             7.33%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          Charles Schwab & Co., Inc.                       6.56%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Citibank, N.A.                                   6.53%
                                                          3800 Citicorp Center Tampa
                                                          Building B/Floor 1
                                                          Tampa, FL 33610

                                       59

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
iShares S&P Latin America 40 Index Fund                   Brown Brothers Harriman & Co.                   12.26%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Charles Schwab & Co., Inc.                      11.10%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  9.97%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Bear, Stearns Securities Corp.                   6.61%
                                                          One Metrotech Center North
                                                          Brooklyn, NY 11201

                                                          Pershing LLC                                     5.02%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399

iShares S&P MidCap 400 Growth Index Fund                  First Clearing, LLC                             15.26%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

                                                          National Financial Services LLC                  9.55%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Charles Schwab & Co., Inc.                       9.00%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          Morgan Stanley & Co. Incorporated                6.31%
                                                          One Pierrepont Plaza
                                                          8th Floor
                                                          Brooklyn, NY 11201

                                                          Wells Fargo Bank, National Association           5.36%
                                                          733 Marquette Ave
                                                          4th Floor
                                                          Minneapolis, MN 55402

iShares S&P MidCap 400 Index Fund                         Charles Schwab & Co., Inc.                      11.60%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          JPMorgan Chase Bank, National Association        9.84%
                                                          14201 Dallas Pkwy
                                                          12th Floor
                                                          Dallas, TX 75240

                                                          National Financial Services LLC                  9.08%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                       60

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          First Clearing, LLC                              8.43%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

                                                          TD Ameritrade Clearing, Inc.                     5.98%
                                                          1005 N. Ameritrade Place
                                                          Bellevue, NE 68005

                                                          Barclays Global Investors, N.A.                  5.01%
                                                          400 Howard Street
                                                          San Francisco, CA 94105

iShares S&P MidCap 400 Value Index Fund                   First Clearing, LLC                             16.76%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

                                                          Charles Schwab & Co., Inc.                      10.04%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  9.31%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Morgan Stanley & Co. Incorporated                6.84%
                                                          One Pierrepont Plaza
                                                          8th Floor
                                                          Brooklyn, NY 11201

                                                          Bank of New York, The                            5.46%
                                                          One Wall Street
                                                          New York, NY 10004

iShares S&P SmallCap 600 Growth Index Fund                First Clearing, LLC                             20.50%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

                                                          Charles Schwab & Co., Inc.                      12.16%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  7.78%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          TD Ameritrade Clearing, Inc.                     7.06%
                                                          1005 N. Ameritrade Place
                                                          Bellevue, NE 68005

                                                          Morgan Stanley & Co. Incorporated                6.97%
                                                          One Pierrepont Plaza
                                                          8th Floor
                                                          Brooklyn, NY 11201

iShares S&P SmallCap 600 Index Fund                       Charles Schwab & Co., Inc.                      14.86%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                       61

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          First Clearing, LLC                              8.65%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

                                                          National Financial Services LLC                  7.43%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Wells Fargo Bank, National Association           5.49%
                                                          733 Marquette Ave
                                                          4th Floor
                                                          Minneapolis, MN 55402

iShares S&P SmallCap 600 Value Index Fund                 First Clearing, LLC                             17.72%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

                                                          Charles Schwab & Co., Inc.                      15.17%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 11.69%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          TD Ameritrade Clearing, Inc.                     6.40%
                                                          1005 N. Ameritrade Place
                                                          Bellevue, NE 68005

                                                          Morgan Stanley & Co. Incorporated                6.36%
                                                          One Pierrepont Plaza
                                                          8th Floor
                                                          Brooklyn, NY 11201

iShares S&P/TOPIX 150 Index Fund                          Goldman, Sachs & Co.                            17.12%
                                                          30 Hudson Street
                                                          16th Floor
                                                          Jersey City, NJ 07302

                                                          Brown Brothers Harriman & Co.                   11.64%
                                                          525 Washington Blvd.
                                                          11th Floor
                                                          Jersey City, NJ 07310

                                                          Northern Trust Company (The)                     7.29%
                                                          801 South Canal Street
                                                          Chicago, IL 60612

                                                          Charles Schwab & Co., Inc.                       6.73%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                  6.65%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                       62

                                                                                                         PERCENTAGE
                          FUND                                                NAME                      OF OWNERSHIP
--------------------------------------------------------  -------------------------------------------  -------------
                                                          UBS Financial Services Inc.                      5.41%
                                                          1000 Harbor Blvd.
                                                          4th Floor
                                                          Weehawken, NJ 07087

iShares S&P U.S. Preferred Stock Index Fund               Charles Schwab & Co., Inc.                      14.17%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310

                                                          National Financial Services LLC                 12.33%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281

                                                          Merrill Lynch, Pierce Fenner & Smith             8.93%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302

                                                          First Clearing, LLC                              8.52%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219

                                                          Citigroup Global Markets Inc.                    7.14%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402

POTENTIAL CONFLICTS OF INTEREST.

Bank of America Corporation ("BAC"), through its subsidiary Merrill Lynch and
Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays") and The PNC Financial
Services Group, Inc. ("PNC"), each has a significant economic interest in
BlackRock, Inc., the parent of BFA, the Funds' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates
(collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities")(BAC Entities and Barclays
Entities, collectively, the "BAC/Barclays Entities"), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation, which, through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill
Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the
1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a
Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the

                                       63

global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more
Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a
Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When
BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may
have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When
BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in
certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays
Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by
(and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a
BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities
for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more
Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays
Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays
Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays
Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its
Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for

                                       64

the benefit of the management of a Fund and it is not anticipated that
BlackRock will have access to such information for the purpose of managing the
Fund. The proprietary activities or portfolio strategies of BlackRock and its
Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its
Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC,
BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of
BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or
BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the
Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or
BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its
Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund.
It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays
Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or
BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays
Entity, will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund's creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold.
When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of

                                       65

the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or
BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other
BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees.
BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These
ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the
Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients.
Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of
BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that
BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policy."

It is also possible that, from time to time, BlackRock or its Affiliates or a
BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates or BAC/Barclays
Entities reserve the right to redeem at any time some or all of the shares of a
Fund acquired for

                                       66

their own accounts. A large redemption of shares of a Fund by BlackRock or its
Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an
Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A
Fund also may invest in securities of companies to which an Affiliate or a
BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays
Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an
Affiliate or a BAC/Barclays Entity may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the
Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities
and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or
BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its
Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the "Determination of Net Asset Value" section of each Fund's Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the
Funds' Board. As a result, the Funds' sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock
(pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a
Fund bearing some additional expenses.

                                       67

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities
that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the
EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its
Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the
Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its
Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are
directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the
Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds)
to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays
Entities may be paid licensing fees for use of their index or index name.
BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and
BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized
Participants in the creation and redemption of exchange-traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock

                                       68

and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays
Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

INVESTMENT ADVISER.  BFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and
BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each
Fund's assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

For its investment advisory services to the iShares S&P Global Clean Energy
Index Fund, iShares S&P Global Consumer Discretionary Sector Index Fund,
iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global
Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund,
iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials
Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P
Global Materials Sector Index Fund, iShares S&P Global Nuclear Energy Index
Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global
Telecommunications Sector Index Fund, iShares S&P Global Timber & Forestry
Index Fund, iShares S&P Global Utilities Sector Index Fund and certain other
iShares funds (iShares S&P North American Natural Resources Sector Index Fund,
iShares S&P North American Technology-Multimedia Networking Index Fund, iShares
S&P North American Technology-Semiconductors Index Fund, iShares S&P North
American Technology-Software Index Fund and iShares S&P North American
Technology Sector Index Fund, which are offered in a separate SAI), BFA is paid a management fee based on each Fund's allocable portion of: 0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets of those Funds in excess of
$10.0 billion.

Pursuant to the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund,
BFA is paid a management fee at the annual rates (as a percentage of such
Fund's average net assets) set forth below.

The following table sets forth the management fees paid by each Fund to BFA for the fiscal years noted:

                                                                                MANAGEMENT        MANAGEMENT        MANAGEMENT
                                                                                 FEES PAID         FEES PAID        FEES PAID
                                                                    FUND        FOR FISCAL        FOR FISCAL        FOR FISCAL
                                                   MANAGEMENT    INCEPTION      YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                                                   FEE          DATE      MARCH 31, 2010    MARCH 31, 2009    MARCH 31, 2008
------------------------------------------------  ------------  -----------  ----------------  ----------------  ---------------
iShares Nasdaq Biotechnology Index Fund                0.48%      02/05/01       $ 6,926,611      $ 7,200,122      $ 6,702,538
iShares Russell 1000 Growth Index Fund                 0.20%      05/22/00        20,617,195       22,575,886       24,387,208
iShares Russell 1000 Index Fund                        0.15%      05/15/00         7,155,870        6,121,698        5,458,975
iShares Russell 1000 Value Index Fund                  0.20%      05/22/00        16,052,539       15,624,340       19,588,129
iShares Russell 2000 Growth Index Fund                 0.25%      07/24/00         7,510,762        6,797,303        7,648,476
iShares Russell 2000 Index Fund                        0.20%      05/22/00        22,682,707       20,036,547       21,717,682
iShares Russell 2000 Value Index Fund                  0.25%      07/24/00         8,518,817        8,108,518       10,180,559
iShares Russell 3000 Growth Index Fund                 0.25%      07/24/00           825,770          990,064          817,450
iShares Russell 3000 Index Fund                        0.20%      05/22/00         5,701,376        5,406,775        5,908,123
iShares Russell 3000 Value Index Fund                  0.25%      07/24/00           890,744        1,116,189        1,704,933
iShares Russell Microcap Index Fund                    0.60%      08/12/05         1,856,093        1,525,613        1,665,414
iShares Russell Midcap Growth Index Fund               0.25%      07/17/01         6,142,288        5,982,645        6,975,646

                                       69

                                                                                MANAGEMENT        MANAGEMENT        MANAGEMENT
                                                                                 FEES PAID         FEES PAID        FEES PAID
                                                                    FUND        FOR FISCAL        FOR FISCAL        FOR FISCAL
                                                   MANAGEMENT    INCEPTION      YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                                                   FEE          DATE      MARCH 31, 2010    MARCH 31, 2009    MARCH 31, 2008
------------------------------------------------  ------------  -----------  ----------------  ----------------  ---------------
iShares Russell Midcap Index Fund                      0.20%      07/17/01         8,756,550          7,163,929        7,473,806
iShares Russell Midcap Value Index Fund                0.25%      07/17/01         6,437,342          6,245,180        8,425,596
iShares Russell Top 200 Growth Index Fund              0.20%      09/22/09            17,479             N/A             N/A
iShares Russell Top 200 Index Fund                     0.15%      09/22/09             4,251             N/A             N/A
iShares Russell Top 200 Value Index Fund               0.20%      09/22/09            14,866             N/A             N/A
iShares S&P 100 Index Fund                             0.20%      10/23/00         4,769,442          5,950,342        8,376,785
iShares S&P 500 Growth Index Fund                      0.18%      05/22/00         9,734,121          9,634,857        9,978,138
iShares S&P 500 Index Fund                           0.0945%      05/15/00        18,719,647         14,964,712       17,731,276
iShares S&P 500 Value Index Fund                       0.18%      05/22/00         6,018,845          5,800,157        7,950,473
iShares S&P 1500 Index Fund                            0.20%      01/20/04           582,593            467,460          450,692
iShares S&P Asia 50 Index Fund                         0.50%      11/13/07           518,763            196,074           26,040
iShares S&P Developed ex-U.S. Property Index
 Fund                                                  0.48%      07/30/07           431,050            363,124          132,938
iShares S&P Emerging Markets Infrastructure
 Index Fund/1/                                         0.75%      06/16/09           127,408             N/A             N/A
iShares S&P Europe 350 Index Fund                      0.60%      07/25/00         8,880,803          9,873,333       16,743,473
iShares S&P Global 100 Index Fund                      0.40%      12/05/00         2,840,821          3,872,433        3,444,128
iShares S&P Global Clean Energy Index Fund             0.48%      06/24/08           361,416             85,457          N/A
iShares S&P Global Consumer Discretionary
 Sector Index Fund                                     0.48%      09/12/06           355,199            120,999          147,727
iShares S&P Global Consumer Staples Sector
 Index Fund                                            0.48%      09/12/06         1,335,444          1,172,467          543,820
iShares S&P Global Energy Sector Index Fund            0.48%      11/12/01         4,317,459          3,593,528        4,363,627
iShares S&P Global Financials Sector Index
 Fund                                                  0.48%      11/12/01         1,343,061          1,105,282        1,352,723
iShares S&P Global Healthcare Sector Index
 Fund                                                  0.48%      11/13/01         2,321,448          2,809,535        3,536,842
iShares S&P Global Industrials Sector Index
 Fund                                                  0.48%      09/12/06           532,681            521,145          621,928
iShares S&P Global Infrastructure Index Fund           0.48%      12/10/07         1,772,078            655,564           33,776
iShares S&P Global Materials Sector Index
 Fund                                                  0.48%      09/12/06         3,132,454          1,640,114        1,413,523
iShares S&P Global Nuclear Energy Index Fund           0.48%      06/24/08            66,004             18,856          N/A
iShares S&P Global Technology Sector Index
 Fund                                                  0.48%      11/12/01         1,723,990          1,615,513        1,566,792
iShares S&P Global Telecommunications Sector
 Index Fund                                            0.48%      11/12/01         1,250,115          1,395,468        1,979,576
iShares S&P Global Timber & Forestry Index
 Fund                                                  0.48%      06/24/08           173,282             46,386          N/A
iShares S&P Global Utilities Sector Index Fund         0.48%      09/12/06           870,154          1,095,900          573,046
iShares S&P India Nifty 50 Index Fund                  0.89%      11/18/09            92,291             N/A             N/A
iShares S&P Latin America 40 Index Fund                0.50%      10/25/01        11,854,888         12,016,909       13,618,739
iShares S&P MidCap 400 Growth Index Fund               0.25%      07/24/00         4,600,043          4,523,432        5,250,881
iShares S&P MidCap 400 Index Fund                      0.20%      05/22/00        11,217,046          8,467,001        9,737,026
iShares S&P MidCap 400 Value Index Fund                0.25%      07/24/00         4,088,985          4,365,270        6,448,571
iShares S&P SmallCap 600 Growth Index Fund             0.25%      07/24/00         3,325,481          2,974,684        3,618,079
iShares S&P SmallCap 600 Index Fund                    0.20%      05/22/00         9,302,242          7,826,915        9,250,721
iShares S&P SmallCap 600 Value Index Fund              0.25%      07/24/00         3,579,014          3,245,110        4,394,933
iShares S&P/TOPIX 150 Index Fund                       0.50%      10/23/01           555,606            701,779        1,470,522
iShares S&P U.S. Preferred Stock Index Fund            0.48%      03/26/07        12,569,952          2,903,609          333,523

                                       70

----------

1    BFA has contractually agreed to waive its management fees in an amount equal to the Fund's PRO RATA share of the fees and expenses attributable to the Fund's investments in other iShares funds, "Acquired Fund Fees and
     Expenses," through June 30, 2012. For the fiscal year ended 2010, BFA waived $7,517 of management fees.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the
Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust.
BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

For the iShares S&P India Nifty 50 Index Fund, the Subsidiary has entered into a separate contract with BFA whereby BFA provides investment advisory services to the Subsidiary. BFA does not receive separate compensation from the
Subsidiary for providing it with investment advisory services. The iShares S&P
India Nifty 50 Index Fund pays BFA a management fee based on the iShares S&P
India Nifty 50 Index Fund's assets, including the assets invested in the
Subsidiary. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA shall pay the costs and expenses related to the provision of those services.

                                       71

PORTFOLIO MANAGERS.  As of March 31, 2010, the individuals named as Portfolio
Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below:

DIANE HSIUNG
TYPES OF ACCOUNTS                                      NUMBER           TOTAL ASSETS
------------------------------------------------  ----------------  -------------------
Registered Investment Companies                          117         $298,694,000,000
Other Pooled Investment Vehicles                         N/A                N/A
Other Accounts                                             3         $        394,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A

GREG SAVAGE
TYPES OF ACCOUNTS                                      NUMBER           TOTAL ASSETS
------------------------------------------------  ----------------  -------------------
Registered Investment Companies                          171         $298,694,000,000
Other Pooled Investment Vehicles                         N/A                N/A
Other Accounts                                             5         $        427,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to
BTC and BFA policy, investment opportunities are allocated equitably among the
Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio
Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay
BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio's or account's gains, or would pay
BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio
Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

                                       72

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of March 31, 2010:

DIANE HSIUNG
                                                   NUMBER OF OTHER
                                                    ACCOUNTS WITH                      AGGREGATE
TYPES OF ACCOUNTS                   PERFORMANCE FEES MANAGED BY PORTFOLIO MANAGER   OF TOTAL ASSETS
---------------------------------- ----------------------------------------------- ----------------
Registered Investment Companies                         N/A                              N/A
Other Pooled Investment Vehicles                        N/A                              N/A
Other Accounts                                          N/A                              N/A

GREG SAVAGE
                                                   NUMBER OF OTHER
                                                    ACCOUNTS WITH                      AGGREGATE
TYPES OF ACCOUNTS                   PERFORMANCE FEES MANAGED BY PORTFOLIO MANAGER   OF TOTAL ASSETS
---------------------------------- ----------------------------------------------- ----------------
Registered Investment Companies                         N/A                              N/A
Other Pooled Investment Vehicles                        N/A                              N/A
Other Accounts                                          N/A                              N/A

The discussion below describes the Portfolio Managers' compensation as of March
31, 2010.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and
BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on
BlackRock's ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in
BlackRock, Inc. common stock.

As of March 31, 2010, the Portfolio Managers beneficially owned shares of the
Funds in the amounts reflected in the following tables:

DIANE HSIUNG
                                                                                   DOLLAR RANGE
                                                    --------------------------------------------------------------------------
                                                                           $10,001     $50,001    $100,001    $500,001    OVER
                                                     NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                                ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Nasdaq Biotechnology Index Fund                X
iShares Russell 1000 Growth Index Fund                 X
iShares Russell 1000 Index Fund                        X

                                       73

DIANE HSIUNG
                                                                                   DOLLAR RANGE
                                                    --------------------------------------------------------------------------
                                                                           $10,001     $50,001    $100,001    $500,001    OVER
                                                     NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                                ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Russell 1000 Value Index Fund                  X
iShares Russell 2000 Growth Index Fund                 X
iShares Russell 2000 Index Fund                        X
iShares Russell 2000 Value Index Fund                  X
iShares Russell 3000 Growth Index Fund                 X
iShares Russell 3000 Index Fund                        X
iShares Russell 3000 Value Index Fund                  X
iShares Russell Microcap Index Fund                    X
iShares Russell Midcap Growth Index Fund               X
iShares Russell Midcap Index Fund                      X
iShares Russell Midcap Value Index Fund                X
iShares Russell Top 200 Growth Index Fund              X
iShares Russell Top 200 Index Fund                     X
iShares Russell Top 200 Value Index Fund               X
iShares S&P 100 Index Fund                             X
iShares S&P 500 Growth Index Fund                      X
iShares S&P 500 Index Fund                             X
iShares S&P 500 Value Index Fund                       X
iShares S&P 1500 Index Fund                            X
iShares S&P Asia 50 Index Fund                         X
iShares S&P Developed ex-U.S. Property Index           X
 Fund
iShares S&P Emerging Markets Infrastructure            X
 Index Fund
iShares S&P Europe 350 Index Fund                      X
iShares S&P Global 100 Index Fund                      X
iShares S&P Global Clean Energy Index Fund             X
iShares S&P Global Consumer Discretionary              X
 Sector Index Fund
iShares S&P Global Consumer Staples Sector             X
 Index Fund
iShares S&P Global Energy Sector Index Fund            X
iShares S&P Global Financials Sector Index Fund        X
iShares S&P Global Healthcare Sector Index Fund        X
iShares S&P Global Industrials Sector Index Fund       X
iShares S&P Global Infrastructure Index Fund           X
iShares S&P Global Materials Sector Index Fund         X
iShares S&P Global Nuclear Energy Index Fund           X
iShares S&P Global Technology Sector Index Fund        X
iShares S&P Global Telecommunications Sector           X
 Index Fund
iShares S&P Global Timber & Forestry Index Fund        X
iShares S&P Global Utilities Sector Index Fund         X
iShares S&P India Nifty 50 Index Fund                  X
iShares S&P Latin America 40 Index Fund                X
iShares S&P MidCap 400 Growth Index Fund               X
iShares S&P MidCap 400 Index Fund                      X
iShares S&P MidCap 400 Value Index Fund                X
iShares S&P SmallCap 600 Growth Index Fund             X
iShares S&P SmallCap 600 Index Fund                    X

                                       74

DIANE HSIUNG
                                                                                   DOLLAR RANGE
                                                    --------------------------------------------------------------------------
                                                                           $10,001     $50,001    $100,001    $500,001    OVER
                                                     NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                                ------  ------------  ---------  ----------  ----------  ----------  -----
iShares S&P SmallCap 600 Value Index Fund              X
iShares S&P/TOPIX 150 Index Fund                       X
iShares S&P U.S. Preferred Stock Index Fund            X

GREG SAVAGE
                                                                                   DOLLAR RANGE
                                                    --------------------------------------------------------------------------
                                                                           $10,001     $50,001    $100,001    $500,001    OVER
                                                     NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                                ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Nasdaq Biotechnology Index Fund                X
iShares Russell 1000 Growth Index Fund                 X
iShares Russell 1000 Index Fund                        X
iShares Russell 1000 Value Index Fund                  X
iShares Russell 2000 Growth Index Fund                 X
iShares Russell 2000 Index Fund                        X
iShares Russell 2000 Value Index Fund                  X
iShares Russell 3000 Growth Index Fund                 X
iShares Russell 3000 Index Fund                        X
iShares Russell 3000 Value Index Fund                  X
iShares Russell Microcap Index Fund                    X
iShares Russell Midcap Growth Index Fund               X
iShares Russell Midcap Index Fund                      X
iShares Russell Midcap Value Index Fund                X
iShares Russell Top 200 Growth Index Fund              X
iShares Russell Top 200 Index Fund                     X
iShares Russell Top 200 Value Index Fund               X
iShares S&P 100 Index Fund                             X
iShares S&P 500 Growth Index Fund                      X
iShares S&P 500 Index Fund                             X
iShares S&P 500 Value Index Fund                       X
iShares S&P 1500 Index Fund                            X
iShares S&P Asia 50 Index Fund                         X
iShares S&P Developed ex-U.S. Property Index           X
 Fund
iShares S&P Emerging Markets Infrastructure            X
 Index Fund
iShares S&P Europe 350 Index Fund                      X
iShares S&P Global 100 Index Fund                      X
iShares S&P Global Clean Energy Index Fund             X
iShares S&P Global Consumer Discretionary              X
 Sector Index Fund
iShares S&P Global Consumer Staples Sector             X
 Index Fund
iShares S&P Global Energy Sector Index Fund            X
iShares S&P Global Financials Sector Index Fund        X
iShares S&P Global Healthcare Sector Index Fund        X
iShares S&P Global Industrials Sector Index Fund       X
iShares S&P Global Infrastructure Index Fund           X
iShares S&P Global Materials Sector Index Fund         X
iShares S&P Global Nuclear Energy Index Fund           X

                                       75

GREG SAVAGE
                                                                                   DOLLAR RANGE
                                                    --------------------------------------------------------------------------
                                                                           $10,001     $50,001    $100,001    $500,001    OVER
                                                     NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                                ------  ------------  ---------  ----------  ----------  ----------  -----
iShares S&P Global Technology Sector Index Fund        X
iShares S&P Global Telecommunications Sector           X
 Index Fund
iShares S&P Global Timber & Forestry Index Fund        X
iShares S&P Global Utilities Sector Index Fund         X
iShares S&P India Nifty 50 Index Fund                  X
iShares S&P Latin America 40 Index Fund                X
iShares S&P MidCap 400 Growth Index Fund               X
iShares S&P MidCap 400 Index Fund                      X
iShares S&P MidCap 400 Value Index Fund                X
iShares S&P SmallCap 600 Growth Index Fund             X
iShares S&P SmallCap 600 Index Fund                    X
iShares S&P SmallCap 600 Value Index Fund              X
iShares S&P/TOPIX 150 Index Fund                       X
iShares S&P U.S. Preferred Stock Index Fund            X

CODES OF ETHICS.  The Trust, BFA and the Distributor have adopted Codes of
Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the
Funds. The Codes of Ethics are on public file with, and are available from, the
SEC.

ANTI-MONEY LAUNDERING REQUIREMENTS.  The Funds are subject to the USA PATRIOT
Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the
U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized
Participants. This information will be used to verify the identity of
Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the
Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity.
Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds'
policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT.  State Street Bank and Trust
Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street,
Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State
Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State
Street and to make payments for securities purchased by the Trust for each
Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services,
State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee. For the iShares S&P India Nifty 50 Index Fund, International
Financial Services Limited serves as the Subsidiary's Mauritius administrator.
Pursuant to an agreement with the Mauritius administrator, the Subsidiary pays a fee for administrative, legal, tax and accounting services to the Subsidiary, for certain shareholder services and for making available
the office space, equipment, personnel and facilities required to provide such services.

                                       76

The following table sets forth the administration, transfer agency and custodian expenses of each Fund paid by BFA to State Street for the fiscal years noted:

                                                                   CUSTODY,             CUSTODY,            CUSTODY,
                                                               ADMINISTRATION,      ADMINISTRATION,      ADMINISTRATION,
                                                               TRANSFER AGENCY      TRANSFER AGENCY      TRANSFER AGENCY
                                                                   EXPENSES             EXPENSES            EXPENSES
                                                    FUND         PAID DURING          PAID DURING          PAID DURING
                                                 INCEPTION    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                DATE        MARCH 31, 2010       MARCH 31, 2009      MARCH 31, 2008
----------------------------------------------  -----------  -------------------  -------------------  ------------------
iShares Nasdaq Biotechnology Index Fund          02/05/01          $ 82,528             $ 92,630            $100,138
iShares Russell 1000 Growth Index Fund           05/22/00           515,563              618,011             640,122
iShares Russell 1000 Index Fund                  05/15/00           251,347              244,225             203,889
iShares Russell 1000 Value Index Fund            05/22/00           407,103              432,922             513,692
iShares Russell 2000 Growth Index Fund           07/24/00           192,596              187,397             234,372
iShares Russell 2000 Index Fund                  05/22/00           943,256              780,745             904,141
iShares Russell 2000 Value Index Fund            07/24/00           205,066              200,452             305,607
iShares Russell 3000 Growth Index Fund           07/24/00            29,015               47,257              38,809
iShares Russell 3000 Index Fund                  05/22/00           156,331              173,474             192,253
iShares Russell 3000 Value Index Fund            07/24/00            35,792               45,820              63,437
iShares Russell Microcap Index Fund              08/12/05            24,744               28,543              30,282
iShares Russell Midcap Growth Index Fund         07/17/01           130,213              139,815             179,457
iShares Russell Midcap Index Fund                07/17/01           236,606              211,818             251,746
iShares Russell Midcap Value Index Fund          07/17/01           141,612              148,000             199,273
iShares Russell Top 200 Growth Index Fund        09/22/09             1,653               N/A                  N/A
iShares Russell Top 200 Index Fund               09/22/09             2,114               N/A                  N/A
iShares Russell Top 200 Value Index Fund         09/22/09             2,416               N/A                  N/A
iShares S&P 100 Index Fund                       10/23/00           122,407              164,058             225,874
iShares S&P 500 Growth Index Fund                05/22/00           276,975              298,729             307,390
iShares S&P 500 Index Fund                       05/15/00           993,852              864,373             966,061
iShares S&P 500 Value Index Fund                 05/22/00           180,740              190,789             240,308
iShares S&P 1500 Index Fund                      01/20/04            24,699               26,802              17,978
iShares S&P Asia 50 Index Fund                   11/13/07            31,801               17,006               7,886
iShares S&P Developed ex-U.S. Property Index
 Fund                                            07/30/07            26,560               20,849              17,563
iShares S&P Emerging Markets Infrastructure
 Index Fund                                      06/16/09             5,676               N/A                  N/A
iShares S&P Europe 350 Index Fund                07/25/00           132,606              142,836             438,926
iShares S&P Global 100 Index Fund                12/05/00            51,134               67,626              89,953
iShares S&P Global Clean Energy Index Fund       06/24/08             9,925                4,408               N/A
iShares S&P Global Consumer Discretionary
 Sector Index Fund                               09/12/06            10,221                8,156              16,250
iShares S&P Global Consumer Staples Sector
 Index Fund                                      09/12/06            24,141               23,386              18,343
iShares S&P Global Energy Sector Index Fund      11/12/01            52,990               43,129              72,943
iShares S&P Global Financials Sector Index
 Fund                                            11/12/01            30,958               31,215              48,762
iShares S&P Global Healthcare Sector Index
 Fund                                            11/13/01            36,943               40,084              67,342
iShares S&P Global Industrials Sector Index
 Fund                                            09/12/06            14,541               18,034              24,248
iShares S&P Global Infrastructure Index Fund     12/10/07            44,589               23,885               2,499
iShares S&P Global Materials Sector Index
 Fund                                            09/12/06            50,741               33,478              45,584
iShares S&P Global Nuclear Energy Index Fund     06/24/08             3,030                3,067               N/A

                                       77

                                                                   CUSTODY,             CUSTODY,            CUSTODY,
                                                               ADMINISTRATION,      ADMINISTRATION,      ADMINISTRATION,
                                                               TRANSFER AGENCY      TRANSFER AGENCY      TRANSFER AGENCY
                                                                   EXPENSES             EXPENSES            EXPENSES
                                                    FUND         PAID DURING          PAID DURING          PAID DURING
                                                 INCEPTION    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                DATE        MARCH 31, 2010       MARCH 31, 2009      MARCH 31, 2008
----------------------------------------------  -----------  -------------------  -------------------  ------------------
iShares S&P Global Technology Sector Index
 Fund                                            11/12/01            21,945               20,432               29,680
iShares S&P Global Telecommunications Sector
 Index Fund                                      11/12/01            23,401               27,854               59,693
iShares S&P Global Timber & Forestry Index
 Fund                                            06/24/08             5,196                3,764                N/A
iShares S&P Global Utilities Sector Index Fund   09/12/06            20,751               24,355               19,892
iShares S&P India Nifty 50 Index Fund            11/18/09             3,777                N/A                  N/A
iShares S&P Latin America 40 Index Fund          10/25/01           203,088              198,944              479,544
iShares S&P MidCap 400 Growth Index Fund         07/24/00           109,560              123,762              131,797
iShares S&P MidCap 400 Index Fund                05/22/00           303,981              272,028              291,024
iShares S&P MidCap 400 Value Index Fund          07/24/00            96,440              119,580              156,306
iShares S&P SmallCap 600 Growth Index Fund       07/24/00            94,151              108,777              114,787
iShares S&P SmallCap 600 Index Fund              05/22/00           263,852              266,621              282,485
iShares S&P SmallCap 600 Value Index Fund        07/24/00           112,424              121,969              140,730
iShares S&P/TOPIX 150 Index Fund                 10/23/01            10,417               11,146               25,261
iShares S&P U.S. Preferred Stock Index Fund      03/26/07           134,661               35,574                4,407

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive,
Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The
Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable
Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the
Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.
The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry
Regulatory Authority, Inc. ("FINRA").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the
Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution
Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers
("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:

                                                                        DISTRIBUTOR          DISTRIBUTOR          DISTRIBUTOR
                                                                        COMPENSATION         COMPENSATION        COMPENSATION
                                                                        PAID DURING          PAID DURING          PAID DURING
                                                   FUND INCEPTION    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                    DATE           MARCH 31, 2010       MARCH 31, 2009      MARCH 31, 2008
------------------------------------------------  ----------------  -------------------  -------------------  ------------------
iShares Nasdaq Biotechnology Index Fund               02/05/01           $10,399               $14,992             $34,167
iShares Russell 1000 Growth Index Fund                05/22/00            10,399                14,992              34,167

                                       78

                                                                        DISTRIBUTOR          DISTRIBUTOR          DISTRIBUTOR
                                                                        COMPENSATION         COMPENSATION        COMPENSATION
                                                                        PAID DURING          PAID DURING          PAID DURING
                                                   FUND INCEPTION    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                    DATE           MARCH 31, 2010       MARCH 31, 2009      MARCH 31, 2008
------------------------------------------------  ----------------  -------------------  -------------------  ------------------
iShares Russell 1000 Index Fund                       05/15/00             10,399               14,992              34,167
iShares Russell 1000 Value Index Fund                 05/22/00             10,399               14,992              34,167
iShares Russell 2000 Growth Index Fund                07/24/00             10,399               14,992              34,167
iShares Russell 2000 Index Fund                       05/22/00             10,399               14,992              34,167
iShares Russell 2000 Value Index Fund                 07/24/00             10,399               14,992              34,167
iShares Russell 3000 Growth Index Fund                07/24/00             10,399               14,992              34,167
iShares Russell 3000 Index Fund                       05/22/00             10,399               14,992              34,167
iShares Russell 3000 Value Index Fund                 07/24/00             10,399               14,992              34,167
iShares Russell Microcap Index Fund                   08/12/05             10,399               14,992              34,167
iShares Russell Midcap Growth Index Fund              07/17/01             10,399               14,992              34,167
iShares Russell Midcap Index Fund                     07/17/01             10,399               14,992              34,167
iShares Russell Midcap Value Index Fund               07/17/01             10,399               14,992              34,167
iShares Russell Top 200 Growth Index Fund             09/22/09              6,144                N/A                  N/A
iShares Russell Top 200 Index Fund                    09/22/09              6,144                N/A                  N/A
iShares Russell Top 200 Value Index Fund              09/22/09              6,144                N/A                  N/A
iShares S&P 100 Index Fund                            10/23/00             10,399               14,992              34,167
iShares S&P 500 Growth Index Fund                     05/22/00             10,399               14,992              34,167
iShares S&P 500 Index Fund                            05/15/00             10,399               14,992              34,167
iShares S&P 500 Value Index Fund                      05/22/00             10,399               14,992              34,167
iShares S&P 1500 Index Fund                           01/20/04             10,399               14,992              34,167
iShares S&P Asia 50 Index Fund                        11/13/07             10,399               14,992              14,235
iShares S&P Developed ex-U.S. Property Index
 Fund                                                 07/30/07             10,399               14,992              33,777
iShares S&P Emerging Markets Infrastructure
 Index Fund                                           06/16/09              8,839                N/A                  N/A
iShares S&P Europe 350 Index Fund                     07/25/00             10,399               14,992              34,167
iShares S&P Global 100 Index Fund                     12/05/00             10,399               14,992              34,167
iShares S&P Global Clean Energy Index Fund            06/24/08             10,399               12,493                N/A
iShares S&P Global Consumer Discretionary
 Sector Index Fund                                    09/12/06             10,399               14,992              34,167
iShares S&P Global Consumer Staples Sector
 Index Fund                                           09/12/06             10,399               14,992              34,167
iShares S&P Global Energy Sector Index Fund           11/12/01             10,399               14,992              34,167
iShares S&P Global Financials Sector Index
 Fund                                                 11/12/01             10,399               14,992              34,167
iShares S&P Global Healthcare Sector Index
 Fund                                                 11/13/01             10,399               14,992              34,167
iShares S&P Global Industrials Sector Index
 Fund                                                 09/12/06             10,399               14,992              34,167
iShares S&P Global Infrastructure Index Fund          12/10/07             10,399               14,992              11,388
iShares S&P Global Materials Sector Index
 Fund                                                 09/12/06             10,399               14,992              34,167
iShares S&P Global Nuclear Energy Index Fund          06/24/08             10,399               12,493                N/A
iShares S&P Global Technology Sector Index
 Fund                                                 11/12/01             10,399               14,992              34,167
iShares S&P Global Telecommunications Sector
 Index Fund                                           11/12/01             10,399               14,992              34,167
iShares S&P Global Timber & Forestry Index
 Fund                                                 06/24/08             10,399               12,493                N/A
iShares S&P Global Utilities Sector Index Fund        09/12/06             10,399               14,992              34,167

                                       79

                                                                        DISTRIBUTOR          DISTRIBUTOR          DISTRIBUTOR
                                                                        COMPENSATION         COMPENSATION        COMPENSATION
                                                                        PAID DURING          PAID DURING          PAID DURING
                                                   FUND INCEPTION    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                    DATE           MARCH 31, 2010       MARCH 31, 2009      MARCH 31, 2008
------------------------------------------------  ----------------  -------------------  -------------------  ------------------
iShares S&P India Nifty 50 Index Fund                 11/18/09              4,358                N/A                 N/A
iShares S&P Latin America 40 Index Fund               10/25/01             10,399               14,992              34,167
iShares S&P MidCap 400 Growth Index Fund              07/24/00             10,399               14,992              34,167
iShares S&P MidCap 400 Index Fund                     05/22/00             10,399               14,992              34,167
iShares S&P MidCap 400 Value Index Fund               07/24/00             10,399               14,992              34,167
iShares S&P SmallCap 600 Growth Index Fund            07/24/00             10,399               14,992              34,167
iShares S&P SmallCap 600 Index Fund                   05/22/00             10,399               14,992              34,167
iShares S&P SmallCap 600 Value Index Fund             07/24/00             10,399               14,992              34,167
iShares S&P/TOPIX 150 Index Fund                      10/23/01             10,399               14,992              34,167
iShares S&P U.S. Preferred Stock Index Fund           03/26/07             10,399               14,992              34,167

FINANCIAL INTERMEDIARY COMPENSATION. BFA and/or BTC and/or their respective subsidiaries ("BFA Entities") pay certain broker-dealers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Funds, other iShares funds or exchange-traded products in general
("Payments"). BFA Entities make Payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities' revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds,
Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make
Payments for Intermediaries' participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems ("Education Costs"). BFA Entities also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general ("Publishing Costs"). In addition, BFA Entities make
Payments to Intermediaries that make shares of the Funds and certain other
iShares funds available to their clients or for otherwise promoting the Funds and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional.
Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive,
Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services
LLC ("FBS") and Merrill Lynch, Pierce, Fenner & Smith, Inc. ("ML"). Pursuant to
BFA Entities' arrangement with FBS, FBS has agreed to promote iShares funds to
FBS's customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the
"Co-Branded Marketing Program"). BFA Entities have agreed to facilitate the
Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities'
arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold "plan assets" within the meaning of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further,
BFA Entities make Education Costs and Publishing Costs Payments to other
Intermediaries that are not listed above. BFA Entities may determine to make
Payments based on any number of metrics. For example, BFA Entities may make
Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the
Intermediary's net sales of one or more iShares funds in a year or other

                                       80

period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the
Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. PLEASE CONTACT YOUR
SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY
PAYMENTS HIS OR HER INTERMEDIARY FIRM MAY RECEIVE. ANY PAYMENTS MADE BY THE BFA
ENTITIES TO AN INTERMEDIARY MAY CREATE THE INCENTIVE FOR AN INTERMEDIARY TO
ENCOURAGE CUSTOMERS TO BUY SHARES OF ISHARES FUNDS.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances.
BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods:

                                                                         BROKERAGE            BROKERAGE            BROKERAGE
                                                                        COMMISSIONS          COMMISSIONS          COMMISSIONS
                                                                        PAID DURING          PAID DURING          PAID DURING
                                                   FUND INCEPTION    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                    DATE           MARCH 31, 2010       MARCH 31, 2009      MARCH 31, 2008
------------------------------------------------  ----------------  -------------------  -------------------  ------------------
iShares Nasdaq Biotechnology Index Fund               02/05/01         $  107,272             $286,809           $  424,511
iShares Russell 1000 Growth Index Fund                05/22/00            165,813              227,258              343,801
iShares Russell 1000 Index Fund                       05/15/00             78,086               96,939               53,744
iShares Russell 1000 Value Index Fund                 05/22/00            254,740              277,386              333,960
iShares Russell 2000 Growth Index Fund                07/24/00            213,385              329,935              382,237
iShares Russell 2000 Index Fund                       05/22/00          1,228,293              944,911            1,087,870
iShares Russell 2000 Value Index Fund                 07/24/00            403,742              287,746              498,302
iShares Russell 3000 Growth Index Fund                07/24/00              6,694                9,791               10,608
iShares Russell 3000 Index Fund                       05/22/00             54,927               70,588               43,439
iShares Russell 3000 Value Index Fund                 07/24/00             13,228               18,597               28,293
iShares Russell Microcap Index Fund                   08/12/05             62,418               82,245               80,854
iShares Russell Midcap Growth Index Fund              07/17/01             47,019               49,473              110,173
iShares Russell Midcap Index Fund                     07/17/01             72,755              102,932              133,766
iShares Russell Midcap Value Index Fund               07/17/01             91,808              163,859              181,660
iShares Russell Top 200 Growth Index Fund             09/22/09                 38               N/A                  N/A
iShares Russell Top 200 Index Fund                    09/22/09                 34               N/A                  N/A
iShares Russell Top 200 Value Index Fund              09/22/09                 74               N/A                  N/A
iShares S&P 100 Index Fund                            10/23/00             38,089              130,051               91,733
iShares S&P 500 Growth Index Fund                     05/22/00            100,475              108,878              319,187
iShares S&P 500 Index Fund                            05/15/00            303,395              395,093              249,531
iShares S&P 500 Value Index Fund                      05/22/00            134,015              187,532              254,531
iShares S&P 1500 Index Fund                           01/20/04              5,171                7,161                4,503

                                       81

                                                                         BROKERAGE            BROKERAGE            BROKERAGE
                                                                        COMMISSIONS          COMMISSIONS          COMMISSIONS
                                                                        PAID DURING          PAID DURING          PAID DURING
                                                   FUND INCEPTION    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                    DATE           MARCH 31, 2010       MARCH 31, 2009      MARCH 31, 2008
------------------------------------------------  ----------------  -------------------  -------------------  ------------------
iShares S&P Asia 50 Index Fund                        11/13/07              9,434                4,742                1,369
iShares S&P Developed ex-U.S. Property Index
 Fund                                                 07/30/07              8,740                7,340                2,503
iShares S&P Emerging Markets Infrastructure
 Index Fund                                           06/16/09              8,193                N/A                  N/A
iShares S&P Europe 350 Index Fund                     07/25/00             97,680              151,736              568,258
iShares S&P Global 100 Index Fund                     12/05/00             37,261              108,637               52,453
iShares S&P Global Clean Energy Index Fund            06/24/08             50,946               11,863                N/A
iShares S&P Global Consumer Discretionary
 Sector Index Fund                                    09/12/06              5,327                2,496                3,909
iShares S&P Global Consumer Staples Sector
 Index Fund                                           09/12/06             12,390               31,706               11,887
iShares S&P Global Energy Sector Index Fund           11/12/01             31,683               58,437               51,759
iShares S&P Global Financials Sector Index
 Fund                                                 11/12/01             23,800               34,863               35,159
iShares S&P Global Healthcare Sector Index
 Fund                                                 11/13/01             24,472               41,362               32,634
iShares S&P Global Industrials Sector Index
 Fund                                                 09/12/06              5,979               10,535               16,669
iShares S&P Global Infrastructure Index Fund          12/10/07             97,665               47,569                  925
iShares S&P Global Materials Sector Index
 Fund                                                 09/12/06             16,144               61,371               55,776
iShares S&P Global Nuclear Energy Index Fund          06/24/08              6,138                2,616                N/A
iShares S&P Global Technology Sector Index
 Fund                                                 11/12/01             15,944               52,150               44,168
iShares S&P Global Telecommunications Sector
 Index Fund                                           11/12/01             19,514               36,318               68,340
iShares S&P Global Timber & Forestry Index
 Fund                                                 06/24/08             19,345               10,489                N/A
iShares S&P Global Utilities Sector Index Fund        09/12/06             14,870               35,337               18,097
iShares S&P India Nifty 50 Index Fund                 11/18/09             45,129                N/A                  N/A
iShares S&P Latin America 40 Index Fund               10/25/01            364,332              583,437              257,860
iShares S&P MidCap 400 Growth Index Fund              07/24/00             81,011              149,698              176,802
iShares S&P MidCap 400 Index Fund                     05/22/00            111,097              318,781              261,782
iShares S&P MidCap 400 Value Index Fund               07/24/00             80,210              202,431              250,005
iShares S&P SmallCap 600 Growth Index Fund            07/24/00             80,385              170,090              191,331
iShares S&P SmallCap 600 Index Fund                   05/22/00            169,572              382,994              294,926
iShares S&P SmallCap 600 Value Index Fund             07/24/00            129,090              190,352              210,705
iShares S&P/TOPIX 150 Index Fund                      10/23/01              8,416                5,036                9,498
iShares S&P U.S. Preferred Stock Index Fund           03/26/07            420,906               39,056                3,891

The following table sets forth the names of the Funds' "regular"
broker-dealers, as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended March 31, 2010:

                                                                                 MARKET VALUE
FUND                                         ISSUER                              OF INVESTMENT
-------------------------------------------  ---------------------------------  --------------
iShares Russell 1000 Growth Index Fund       Wells Fargo & Co.                    $46,524,307

                                             Morgan Stanley                        18,023,894

                                             Goldman Sachs Group, Inc. (The)       10,379,423

                                       82

                                                                                 MARKET VALUE
FUND                                         ISSUER                              OF INVESTMENT
-------------------------------------------  ---------------------------------  --------------
                                             Jefferies Group Inc.                   4,070,388

iShares Russell 1000 Index Fund              JPMorgan Chase & Co.                $ 81,991,845

                                             Bank of America Corp.                 81,878,485

                                             Wells Fargo & Co.                     74,302,890

                                             Goldman Sachs Group, Inc. (The)       39,618,580

                                             Citigroup, Inc.                       35,317,563

                                             Morgan Stanley                        18,347,725

                                             Jefferies Group Inc.                   1,275,292

iShares Russell 1000 Value Index Fund        JPMorgan Chase & Co.                $283,097,718

                                             Bank of America Corp.                282,586,527

                                             Wells Fargo & Co.                    218,487,825

                                             Goldman Sachs Group, Inc. (The)      128,258,476

                                             Citigroup, Inc.                      121,892,186

                                             Morgan Stanley                        48,669,465

                                             Jefferies Group Inc.                   1,081,388

iShares Russell 3000 Growth Index Fund       Wells Fargo & Co.                   $  1,236,335

                                             Morgan Stanley                           479,272

                                             Goldman Sachs Group, Inc. (The)          276,591

                                             Jefferies Group Inc.                     107,012

iShares Russell 3000 Index Fund              JPMorgan Chase & Co.                $ 42,840,473

                                             Bank of America Corp.                 42,759,711

                                             Wells Fargo & Co.                     38,803,715

                                             Goldman Sachs Group, Inc. (The)       20,691,106

                                             Citigroup, Inc.                       18,445,275

                                             Morgan Stanley                         9,580,144

                                             Jefferies Group Inc.                     666,216

iShares Russell 3000 Value Index Fund        JPMorgan Chase & Co.                $ 10,413,414

                                             Bank of America Corp.                 10,397,357

                                             Wells Fargo & Co.                      8,038,856

                                             Goldman Sachs Group, Inc. (The)        4,718,943

                                             Citigroup, Inc.                        4,484,626

                                             Morgan Stanley                         1,793,544

                                             Jefferies Group Inc.                      39,979

iShares Russell Midcap Growth Index Fund     Jefferies Group Inc.                $  4,180,666

iShares Russell Midcap Index Fund            Jefferies Group Inc.                $  4,538,723

iShares Russell Midcap Value Index Fund      Jefferies Group Inc.                $  1,085,648

iShares Russell Top 200 Growth Index Fund    Wells Fargo & Co.                   $    880,603

                                             Morgan Stanley                           349,488

                                             Goldman Sachs Group, Inc. (The)          195,371

                                       83

                                                                                 MARKET VALUE
FUND                                         ISSUER                              OF INVESTMENT
-------------------------------------------  ---------------------------------  --------------
iShares Russell Top 200 Index Fund           JPMorgan Chase & Co.                $    145,706

                                             Bank of America Corp.                    145,531

                                             Wells Fargo & Co.                        132,073

                                             Goldman Sachs Group, Inc. (The)           71,323

                                             Citigroup, Inc.                           62,844

                                             Morgan Stanley                            32,629

iShares Russell Top 200 Value Index Fund     Bank of America Corp.               $  6,473,517

                                             JPMorgan Chase & Co.                   6,471,745

                                             Wells Fargo & Co.                      5,018,878

                                             Goldman Sachs Group, Inc. (The)        2,939,272

                                             Citigroup, Inc.                        2,799,372

                                             Morgan Stanley                         1,118,292

iShares S&P 100 Index Fund                   Bank of America Corp.               $ 69,996,829

                                             JPMorgan Chase & Co.                  69,496,616

                                             Wells Fargo & Co.                     63,021,268

                                             Goldman Sachs Group, Inc. (The)       35,100,980

                                             Citigroup, Inc.                       31,107,183

                                             Morgan Stanley                        16,008,157

iShares S&P 500 Growth Index Fund            Goldman Sachs Group, Inc. (The)     $ 37,607,876

iShares S&P 500 Index Fund                   Bank of America Corp.               $385,734,091

                                             JPMorgan Chase & Co.                 382,978,645

                                             Wells Fargo & Co.                    347,290,518

                                             Goldman Sachs Group, Inc. (The)      193,432,311

                                             Citigroup, Inc.                      171,426,002

                                             Morgan Stanley                        88,219,430

iShares S&P 500 Value Index Fund             Bank of America Corp.               $133,949,667

                                             JPMorgan Chase & Co.                 132,992,883

                                             Wells Fargo & Co.                    120,599,678

                                             Citigroup, Inc.                       59,526,892

                                             Goldman Sachs Group, Inc. (The)       40,973,041

                                             Morgan Stanley                        30,631,775

iShares S&P 1500 Index Fund                  Bank of America Corp.               $  4,773,858

                                             JPMorgan Chase & Co.                   4,739,786

                                             Wells Fargo & Co.                      4,298,045

                                             Goldman Sachs Group, Inc. (The)        2,393,768

                                             Citigroup, Inc.                        2,116,931

                                             Morgan Stanley                         1,088,065

                                             Jefferies Group Inc.                      75,602

iShares S&P Europe 350 Index Fund            UBS AG                              $ 13,322,220

                                             Credit Suisse Group AG                12,075,506

                                       84

                                                                                 MARKET VALUE
FUND                                         ISSUER                              OF INVESTMENT
-------------------------------------------  ---------------------------------  --------------
                                             Deutsche Bank AG                      10,815,768

iShares S&P Global 100 Index Fund            JPMorgan Chase & Co.                $ 20,551,706

                                             Citigroup, Inc.                        9,214,366

                                             UBS AG                                 6,686,416

                                             Credit Suisse Group AG                 6,186,982

                                             Deutsche Bank AG                       5,577,652

                                             Morgan Stanley                         4,730,862

iShares S&P Global Financials Sector
 Index Fund                                  Bank of America Corp.               $ 12,096,731

                                             JPMorgan Chase & Co.                  11,989,420

                                             Wells Fargo & Co.                     10,877,062

                                             Goldman Sachs Group, Inc. (The)        6,010,271

                                             Citigroup, Inc.                        5,386,273

                                             UBS AG                                 3,968,670

                                             Credit Suisse Group AG                 3,665,779

                                             Deutsche Bank AG                       3,284,857

                                             Morgan Stanley                         2,748,574

                                             Nomura Holdings, Inc.                  1,905,368

iShares SP MidCap 400 Growth Index Fund      Jefferies Group Inc.                $  6,638,299

iShares SP MidCap 400 Index Fund             Jefferies Group Inc.                $ 22,380,695

iShares SP MidCap 400 Value Index Fund       Jefferies Group Inc.                $  6,872,300

iShares SP/TOPIX 150 Index Fund              Nomura Holdings, Inc.               $  1,639,914

iShares S&P U.S. Preferred Stock Index Fund  Bank of America Corp.               $338,339,293

                                             Goldman Sachs Group, Inc. (The)      130,849,094

                                             JPMorgan Chase & Co.                  99,549,508

                                             Wells Fargo & Co.                     72,275,221

                                             Morgan Stanley                        28,940,502

Each Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of a Fund and one or more other Funds or accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the
Fund and the other Funds or accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.
However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to a Fund. BFA and its affiliates may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the
Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

                                       85

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.The
iShares S&P India Nifty 50 Index Fund may also incur interest expenses arising from borrowings related to the acquisition of portfolio securities.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:

                                                                FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                              MARCH 31, 2010      MARCH 31, 2009
-------------------------------------------------------------  -------------------  ------------------
iShares Nasdaq Biotechnology Index Fund                                 11%                  11%
iShares Russell 1000 Growth Index Fund                                  19%                  22%
iShares Russell 1000 Index Fund                                          6%                   8%
iShares Russell 1000 Value Index Fund                                   24%                  22%
iShares Russell 2000 Growth Index Fund                                  36%                  47%
iShares Russell 2000 Index Fund                                         22%                  21%
iShares Russell 2000 Value Index Fund                                   38%                  32%
iShares Russell 3000 Growth Index Fund                                  20%                  19%
iShares Russell 3000 Index Fund                                          6%                   7%
iShares Russell 3000 Value Index Fund                                   24%                  26%
iShares Russell Microcap Index Fund                                     35%                  25%
iShares Russell Midcap Growth Index Fund                                28%                  34%
iShares Russell Midcap Index Fund                                       13%                  14%
iShares Russell Midcap Value Index Fund                                 27%                  38%
iShares Russell Top 200 Growth Index Fund                                1%                N/A
iShares Russell Top 200 Index Fund                                       2%                N/A
iShares Russell Top 200 Value Index Fund                                 2%                N/A
iShares S&P 100 Index Fund                                               8%                  13%
iShares S&P 500 Growth Index Fund                                       33%                  15%
iShares S&P 500 Index Fund                                               7%                   7%
iShares S&P 500 Value Index Fund                                        40%                  19%
iShares S&P 1500 Index Fund                                              6%                   6%
iShares S&P Asia 50 Index Fund                                           7%                  36%
iShares S&P Developed ex-U.S. Property Index Fund                       11%                   9%
iShares S&P Emerging Markets Infrastructure Index Fund                  19%                N/A
iShares S&P Europe 350 Index Fund                                        7%                   9%
iShares S&P Global 100 Index Fund                                        6%                   8%
iShares S&P Global Clean Energy Index Fund                              30%                  20%
iShares S&P Global Consumer Discretionary Sector Index Fund              8%                   7%
iShares S&P Global Consumer Staples Sector Index Fund                    6%                  10%
iShares S&P Global Energy Sector Index Fund                              5%                   8%
iShares S&P Global Financials Sector Index Fund                         11%                  11%
iShares S&P Global Healthcare Sector Index Fund                          5%                   8%
iShares S&P Global Industrials Sector Index Fund                         5%                   8%
iShares S&P Global Infrastructure Index Fund                            25%                  29%
iShares S&P Global Materials Sector Index Fund                           3%                  14%
iShares S&P Global Nuclear Energy Index Fund                            41%                  35%
iShares S&P Global Technology Sector Index Fund                          5%                   5%
iShares S&P Global Telecommunications Sector Index Fund                  7%                   9%
iShares S&P Global Timber & Forestry Index Fund                         45%                  45%
iShares S&P Global Utilities Sector Index Fund                           9%                  12%
iShares S&P India Nifty 50 Index Fund                                    1%                N/A
iShares S&P Latin America 40 Index Fund                                 11%                  12%
iShares S&P MidCap 400 Growth Index Fund                                51%                  45%
iShares S&P MidCap 400 Index Fund                                       15%                  23%
iShares S&P MidCap 400 Value Index Fund                                 45%                  34%

                                       86

                                                                FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                              MARCH 31, 2010      MARCH 31, 2009
-------------------------------------------------------------  -------------------  ------------------
iShares S&P SmallCap 600 Growth Index Fund                              51%                  45%
iShares S&P SmallCap 600 Index Fund                                     15%                  23%
iShares S&P SmallCap 600 Value Index Fund                               52%                  34%
iShares S&P/TOPIX 150 Index Fund                                         8%                   3%
iShares S&P U.S. Preferred Stock Index Fund                             41%                  12%

Creation or redemption transactions, to the extent consisting of cash, may require a Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund
Securities (as defined below under Redemption of Creation Units), as applicable.
Such transactions may be agreed to at guaranteed price levels in order to reduce transaction costs a Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Following a Fund's receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order will typically require the broker or dealer to guarantee that a Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund's valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the "Execution Performance Guarantee").
Such orders may be placed with the purchasing or redeeming Authorized
Participant in its capacity as a broker-dealer or its affiliated broker-dealer.
The amount payable to a Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant is required to deposit an amount with a Fund (the "Execution Performance Deposit"). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund's valuation of the Deposit Securities, the Fund receives the benefit of the favorable executions and returns to the Authorized
Participant the Execution Performance Deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized
Participant or its affiliate as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the "Execution Performance Offset"). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund's valuation of the Fund
Securities, the Fund receives the benefit of the favorable executions and the
Authorized Participant is not called upon to honor the Execution Performance
Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the securities, the Fund will be entitled to the portion of the Execution
Performance Offset equal to the full amount of the execution shortfall
(including any taxes, brokerage, commissions or other costs).

The expected amount of any Execution Performance Deposit or Execution
Performance Offset for each Fund will be disclosed in the procedures handbook for Authorized Participants and may change from time to time based on the actual experience of the Fund.

                                       87

Additional Information Concerning the Trust

SHARES.  The Trust currently consists of more than 175 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional
iShares funds.

Each share issued by a fund has a PRO RATA interest in the assets of that fund.
Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the
Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law,
Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940
Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration
of Trust dated September 17, 2009 (the "Declaration of Trust"), the Board may,
without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o SEI
Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board subject to the affirmative vote of a majority of the holders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC
Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a

                                       88

number of its DTC Participants and by the NYSE, the NYSE Amex Equities and
FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect
Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect
Participants and persons holding interests through DTC Participants and
Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC
Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the
DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial
Owners is effected as follows. Pursuant to the Depositary Agreement between the
Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such
DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

                                       89

Creation and Redemption of Creation Units

GENERAL.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of a
Fund that constitute a Creation Unit for such Fund and the value of such
Creation Unit as of May 31, 2010:

                                                                                  VALUE PER
                                                                  SHARES PER       CREATION
FUND                                                            CREATION UNIT     UNIT (US$)
-------------------------------------------------------------  ---------------  -------------
iShares Nasdaq Biotechnology Index Fund                             50,000       $ 4,057,500
iShares Russell 1000 Growth Index Fund                              50,000         2,427,000
iShares Russell 1000 Index Fund                                     50,000         3,027,500
iShares Russell 1000 Value Index Fund                               50,000         2,874,000
iShares Russell 2000 Growth Index Fund                              50,000         3,567,000
iShares Russell 2000 Index Fund                                     50,000         3,312,500
iShares Russell 2000 Value Index Fund                               50,000         3,126,000
iShares Russell 3000 Growth Index Fund                              50,000         1,982,000
iShares Russell 3000 Index Fund                                     50,000         3,241,000
iShares Russell 3000 Value Index Fund                               50,000         3,780,000
iShares Russell Microcap Index Fund                                 50,000         2,136,500
iShares Russell Midcap Growth Index Fund                            50,000         2,333,500
iShares Russell Midcap Index Fund                                   50,000         4,294,500
iShares Russell Midcap Value Index Fund                             50,000         1,943,000
iShares Russell Top 200 Growth Index Fund                           50,000         1,282,500
iShares Russell Top 200 Index Fund                                  50,000         1,266,000
iShares Russell Top 200 Value Index Fund                            50,000         1,253,000
iShares S&P 100 Index Fund                                          50,000         2,478,500
iShares S&P 500 Growth Index Fund                                   50,000         2,790,000
iShares S&P 500 Index Fund                                          50,000         5,485,000
iShares S&P 500 Value Index Fund                                    50,000         2,649,000
iShares S&P 1500 Index Fund                                         50,000         2,480,500
iShares S&P Asia 50 Index Fund                                     100,000         3,730,000
iShares S&P Developed ex-U.S. Property Index Fund                  100,000         2,768,000
iShares S&P Emerging Markets Infrastructure Index Fund              50,000         1,418,500
iShares S&P Europe 350 Index Fund                                  100,000         3,285,000
iShares S&P Global 100 Index Fund                                   50,000         2,686,500
iShares S&P Global Clean Energy Index Fund                         100,000         1,524,000
iShares S&P Global Consumer Discretionary Sector Index Fund         50,000         2,216,500
iShares S&P Global Consumer Staples Sector Index Fund               50,000         2,709,000
iShares S&P Global Energy Sector Index Fund                        150,000         4,755,000
iShares S&P Global Financials Sector Index Fund                     50,000         2,076,000
iShares S&P Global Healthcare Sector Index Fund                     50,000         2,328,500
iShares S&P Global Industrials Sector Index Fund                    50,000         2,225,000
iShares S&P Global Infrastructure Index Fund                       100,000         3,027,000
iShares S&P Global Materials Sector Index Fund                      50,000         2,776,000
iShares S&P Global Nuclear Energy Index Fund                        20,000           719,800
iShares S&P Global Technology Sector Index Fund                     50,000         2,662,500
iShares S&P Global Telecommunications Sector Index Fund             50,000         2,438,500
iShares S&P Global Timber & Forestry Index Fund                     30,000         1,169,700
iShares S&P Global Utilities Sector Index Fund                      50,000         2,083,000
iShares S&P India Nifty 50 Index Fund                               50,000         1,242,000
iShares S&P Latin America 40 Index Fund                            250,000        10,742,500
iShares S&P MidCap 400 Growth Index Fund                            50,000         4,110,000

                                       90

                                                                                  VALUE PER
                                                                  SHARES PER       CREATION
FUND                                                            CREATION UNIT     UNIT (US$)
-------------------------------------------------------------  ---------------  -------------
iShares S&P MidCap 400 Index Fund                                   50,000         3,812,500
iShares S&P MidCap 400 Value Index Fund                             50,000         3,455,500
iShares S&P SmallCap 600 Growth Index Fund                          50,000         3,028,000
iShares S&P SmallCap 600 Index Fund                                 50,000         2,921,500
iShares S&P SmallCap 600 Value Index Fund                           50,000         3,130,500
iShares S&P/TOPIX 150 Index Fund                                   300,000        12,504,000
iShares S&P U.S. Preferred Stock Index Fund                         50,000         1,830,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines)
to an amount that falls outside the range deemed desirable by the Board.

A "Business Day" with respect to each Fund is any day on which the Listing
Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays,
(as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

FUND DEPOSIT.  The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, including any portion of such securities for which cash may be substituted (I.E., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund's Underlying Index, and the Cash Component computed as described below. For the iShares S&P Asia 50
Index Fund and iShares S&P India Nifty 50 Index Fund, Deposit Securities also include a cash portion. Together, the Deposit Securities and the Cash Component
constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For certain of the Funds, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund
Securities (as defined below under "Redemption of Shares in Creation Units"), as the case may be, in connection with a purchase or redemption of a Creation
Unit, will correspond PRO RATA, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the Cash Component is to compensate for any differences between the
NAV per Creation Unit and the Deposit Amount (as defined below). The Cash
Component is an amount equal to the difference between the NAV of the shares
(per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component
excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The iShares S&P India Nifty
50 Index Fund currently offers Creation Units partially for cash.

BFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange
(currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the
Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's relevant
Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in-lieu" amount to be added to the Cash Component to replace any Deposit
Security that may not be available in sufficient quantity for delivery or that may not be

                                       91

eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities.

If permitted by applicable laws to offer creation units of a fund in exchange for the Fund Deposit, the Trust reserves the right to permit or require a "cash-
in-lieu" amount where the delivery of Deposit Securities by the Authorized
Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant
becoming restricted under the securities laws, and in certain other situations.
The adjustments described above will reflect changes known to BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i)
a "Participating Party," I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the
"Clearing Process"), a clearing agency that is registered with the SEC, or (ii)
a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant
Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant."
Investors should contact the Distributor for the names of Authorized
Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the
Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (normally 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. For the
iShares S&P Asia 50 Index Fund, all orders to create Creation Units must be received by the Distributor no later than 11:59 p.m., Eastern time, on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as determined on the date after receipt of the order in proper form. For the iShares S&P India Nifty 50 Index Fund, all orders to create Creation Units must be received by the Distributor in proper form no later than 3:30 p.m., Mumbai, India time, on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the
iShares S&P India Nifty 50 Index Fund as next determined on such date. Each of the iShares S&P Asia 50 Index Fund, iShares S&P Developed ex-U.S. Property Index
Fund, iShares S&P Emerging Markets Infrastructure Index Fund, iShares S&P Europe
350 Index Fund, iShares S&P Global 100 Index Fund, iShares S&P Global Clean
Energy Index Fund, iShares S&P Global Consumer Discretionary Sector Index Fund,
iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy
Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P
Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index
Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials
Sector Index Fund, iShares S&P Global Nuclear Energy Index Fund, iShares S&P
Global Technology Sector Index Fund, iShares S&P Global Telecommunications
Sector Index Fund, iShares S&P Global Timber & Forestry Index Fund, iShares S&P
Global Utilities Sector Index Fund, iShares S&P India Nifty 50 Index Fund,
iShares S&P Latin America 40 Index Fund and iShares S&P/TOPIX 150 Index Fund is
hereinafter referred to as a "Foreign Fund." All other Funds discussed in this
SAI are hereinafter referred to as "Domestic Funds." Orders to create Creation
Units of the Foreign Funds cannot be placed through the Clearing Process. The date on which an order to create Creation Units (or an order to redeem Creation
Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below.
Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized
Participant.

All orders to create Creation Units shall be placed with an Authorized
Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (E.G., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a
Participant Agreement and only a small number of such Authorized Participants have international capabilities.

                                       92

Investors placing orders for Creation Units of Domestic Funds through the
Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for Creation Units of Domestic Funds that are effected outside the
Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing
Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash
Component.

Investors placing orders for Creation Units of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the
Cash Component. This deadline is likely to be significantly earlier than the closing time if the regular trading session on the applicable Listing Exchange.
Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual
Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
 The Clearing Process is the process of creating or redeeming Creation Units.
Fund Deposits made through the Clearing Process must be delivered through a
Participating Party that has executed a Participant Agreement. The Participant
Agreement authorizes the Distributor to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite
Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the
Distributor on the Transmittal Date if: (i) such order is received by the
Distributor not later than the Closing Time on such Transmittal Date; and (ii)
all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Fund Deposits made outside the Clearing Process must be delivered through a
DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the
Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through
DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the
"Settlement Date." The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain Funds is the second Business Day following the Transmittal Date and each Fund reserves the right to settle transactions on a basis other than T+2. In certain cases Authorized Participants will create and redeem Creation Units of the same
Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create
Creation Units outside the Clearing Process is deemed received by the
Distributor on the Transmittal Date if: (i) such order is received by the
Distributor not later than the Closing Time on such Transmittal Date; and (ii)
all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit
Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement
Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund
Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the
Settlement Date.

Creation Units of Funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, which BFA may change from time to time, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit") with the Fund pending delivery of any missing Deposit Securities.

                                       93

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00
p.m., Eastern time, on the date of requested settlement. If the Authorized
Participant does not place its purchase order by the closing time or State
Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which BFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit
Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the
Trust may use the cash on deposit to purchase the missing Deposit Securities.
Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash
Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the
Settlement Date.

PLACEMENT OF CREATION ORDERS FOR FOREIGN FUNDS.  For each Foreign Fund, State
Street shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated
Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s).
Orders to purchase Creation Units must be received by the Distributor from an
Authorized Participant on its own or another investor's behalf by the Closing
Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m.,
Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m.,
Eastern time, on the contractual settlement date, by means satisfactory to the
Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation
Unit.

ISSUANCE OF A CREATION UNIT.  Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the
Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the
Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (I.E., three Business Days after trade date). However, as discussed in the REGULAR HOLIDAYS section of this SAI, the
Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (I.E., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation
Units may be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which BFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized
Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

                                       94

ACCEPTANCE OF ORDERS FOR CREATION UNITS.  The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the
Distributor in respect of any Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BFA, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) circumstances outside the control of the
Trust, State Street, the Distributor or BFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BFA, the Distributor, DTC, NSCC, State Street, the
sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a
Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

In addition, the Trust intends to exercise its right to reject any creation order for shares of the iShares S&P India Nifty 50 Index Fund on any Business
Day that is a holiday in the Indian market that is not a holiday observed in the U.S. equity market and certain other holidays during the settlement cycle for iShares S&P India Nifty 50 Index Fund shares in order to protect iShares
S&P India Nifty 50 Index Fund shareholders from any dilutive costs that may be associated with the purchase of Deposit Securities in connection with creation orders on such days.

All questions as to the number of shares of each security in the Deposit
Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the
Trust's determination shall be final and binding.

CASH PURCHASE METHOD. Creation Units of the iShares S&P India Nifty 50 Index
Fund are currently offered partially for cash. The partial cash purchase will be effected in essentially the same manner as the in-kind portion of the purchase.
For the cash purchase portion, the investor must pay the cash equivalent of the designated subset of Deposit Securities, plus the Cash Component required to be paid on the in-kind portion. The transaction fees for Creation Units of the
iShares S&P India Nifty 50 Index Fund are set forth below.

COSTS ASSOCIATED WITH CREATION TRANSACTIONS. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. If a purchase consists of a cash portion, the
Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The
Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover costs related to the creation transaction. Investors will also bear the costs of transferring the Deposit
Securities to the Trust. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth standard creation transaction fees and maximum additional charge (as described above):

                                                                STANDARD CREATION   MAXIMUM ADDITIONAL
FUND                                                             TRANSACTION FEE         CHARGE*
-------------------------------------------------------------  ------------------  --------------------
iShares Nasdaq Biotechnology Index Fund                                $350                 3.0%
iShares Russell 1000 Growth Index Fund                                  500                 3.0%
iShares Russell 1000 Index Fund                                         500                 3.0%
iShares Russell 1000 Value Index Fund                                   500                 3.0%
iShares Russell 2000 Growth Index Fund                                  500                 3.0%
iShares Russell 2000 Index Fund                                         500                 3.0%

                                       95

                                                                STANDARD CREATION   MAXIMUM ADDITIONAL
FUND                                                             TRANSACTION FEE          CHARGE*
-------------------------------------------------------------  ------------------  --------------------
iShares Russell 2000 Value Index Fund                                   500                 3.0%
iShares Russell 3000 Growth Index Fund                                  500                 3.0%
iShares Russell 3000 Index Fund                                         500                 3.0%
iShares Russell 3000 Value Index Fund                                   500                 3.0%
iShares Russell Microcap Index Fund                                     500                 3.0%
iShares Russell Midcap Growth Index Fund                                500                 3.0%
iShares Russell Midcap Index Fund                                       500                 3.0%
iShares Russell Midcap Value Index Fund                                 500                 3.0%
iShares Russell Top 200 Growth Index Fund                               400                 3.0%
iShares Russell Top 200 Index Fund                                      600                 3.0%
iShares Russell Top 200 Value Index Fund                                400                 3.0%
iShares S&P 100 Index Fund                                              500                 3.0%
iShares S&P 500 Growth Index Fund                                       500                 3.0%
iShares S&P 500 Index Fund                                              500                 3.0%
iShares S&P 500 Value Index Fund                                        500                 3.0%
iShares S&P 1500 Index Fund                                             500                 3.0%
iShares S&P Asia 50 Index Fund                                        2,500                 3.0%
iShares S&P Developed ex-U.S. Property Index Fund                     4,500                 3.0%
iShares S&P Emerging Markets Infrastructure Index Fund                  250                 3.0%
iShares S&P Europe 350 Index Fund                                    10,000                 3.0%
iShares S&P Global 100 Index Fund                                     2,000                 3.0%
iShares S&P Global Clean Energy Index Fund                              300                 3.0%
iShares S&P Global Consumer Discretionary Sector Index Fund           2,200                 3.0%
iShares S&P Global Consumer Staples Sector Index Fund                 1,800                 3.0%
iShares S&P Global Energy Sector Index Fund                             600                 3.0%
iShares S&P Global Financials Sector Index Fund                       4,000                 3.0%
iShares S&P Global Healthcare Sector Index Fund                         700                 3.0%
iShares S&P Global Industrials Sector Index Fund                      2,200                 3.0%
iShares S&P Global Infrastructure Index Fund                          1,600                 3.0%
iShares S&P Global Materials Sector Index Fund                        1,700                 3.0%
iShares S&P Global Nuclear Energy Index Fund                            300                 3.0%
iShares S&P Global Technology Sector Index Fund                       1,400                 3.0%
iShares S&P Global Telecommunications Sector Index Fund                 900                 3.0%
iShares S&P Global Timber & Forestry Index Fund                         300                 3.0%
iShares S&P Global Utilities Sector Index Fund                        1,600                 3.0%
iShares S&P India Nifty 50 Index Fund                                 2,500                 3.0%
iShares S&P Latin America 40 Index Fund                                 450                 3.0%
iShares S&P MidCap 400 Growth Index Fund                                500                 3.0%
iShares S&P MidCap 400 Index Fund                                       500                 3.0%
iShares S&P MidCap 400 Value Index Fund                                 500                 3.0%
iShares S&P SmallCap 600 Growth Index Fund                              500                 3.0%
iShares S&P SmallCap 600 Index Fund                                     500                 3.0%
iShares S&P SmallCap 600 Value Index Fund                               500                 3.0%
iShares S&P/TOPIX 150 Index Fund                                      3,000                 3.0%
iShares S&P U.S. Preferred Stock Index Fund                             500                 3.0%

----------
*    As a percentage of the NAV per Creation Unit.

REDEMPTION OF ISHARES RUSSELL 2000 INDEX FUND DURING CERTAIN MARKET CONDITIONS.
 By submitting a redemption request, an Authorized Participant is deemed to represent to the Trust, consistent with the Authorized Participant Agreement, that (1) it has the requisite number of shares to deliver to the Trust to satisfy the redemption request, (2) such shares have not been loaned or pledged to any other party and are free and clear of any liens and encumbrances, and
(3) it will not lend, hypothecate or otherwise encumber the shares after the submission of the redemption request. These deemed

                                       96

representations are subject to verification under certain circumstances with respect to the iShares Russell 2000 Index Fund. Specifically, if an Authorized
Participant submits a redemption request with respect to the iShares Russell
2000 Index Fund on a Business Day on which the Trust determines, based on information available to the Trust on such Business Day, that (i) the short interest of the Fund in the marketplace is greater than or equal to 150% and
(ii) the orders in the aggregate from all Authorized Participants redeeming
Fund shares on such Business Day represent 25% or more of the shares outstanding of the Fund, such Authorized Participant will be required to verify to the Trust (in a form specified by the Trust) the accuracy of its deemed representations. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its deemed representations in accordance with this requirement, its redemption request will be considered not to have been timely received in proper form.

REDEMPTION OF SHARES IN CREATION UNITS.  Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. A Fund will not redeem shares in amounts less than Creation
Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the
Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a
Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m.,
Eastern time) on each Business Day, designated portfolio of securities
(including any portion of such securities for which cash may be substituted)
that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day
("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund
Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an
Authorized Participant by the redeeming shareholder. The iShares S&P India
Nifty 50 Index Fund currently redeems shares generally for cash.

Redemptions of shares will be subject to compliance with applicable U.S.
federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under
Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming
Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

COSTS ASSOCIATED WITH REDEMPTION TRANSACTIONS. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. If a redemption consists of a cash portion, the
Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The
Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover other costs related to the redemption transaction. Investors will also bear the costs of transferring the Fund
Securities from the Trust to their account or on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

                                       97

The following table sets forth standard redemption transaction fees and maximum additional charge (as described above):

                                                                STANDARD REDEMPTION    MAXIMUM ADDITIONAL
FUND                                                              TRANSACTION FEE           CHARGE*
-------------------------------------------------------------  ---------------------  -------------------
iShares Nasdaq Biotechnology Index Fund                               $   350                  2.0%
iShares Russell 1000 Growth Index Fund                                    500                  2.0%
iShares Russell 1000 Index Fund                                           500                  2.0%
iShares Russell 1000 Value Index Fund                                     500                  2.0%
iShares Russell 2000 Growth Index Fund                                    500                  2.0%
iShares Russell 2000 Index Fund                                           500                  2.0%
iShares Russell 2000 Value Index Fund                                     500                  2.0%
iShares Russell 3000 Growth Index Fund                                    500                  2.0%
iShares Russell 3000 Index Fund                                           500                  2.0%
iShares Russell 3000 Value Index Fund                                     500                  2.0%
iShares Russell Microcap Index Fund                                       500                  2.0%
iShares Russell Midcap Growth Index Fund                                  500                  2.0%
iShares Russell Midcap Index Fund                                         500                  2.0%
iShares Russell Midcap Value Index Fund                                   500                  2.0%
iShares Russell Top 200 Growth Index Fund                                 400                  2.0%
iShares Russell Top 200 Index Fund                                        600                  2.0%
iShares Russell Top 200 Value Index Fund                                  400                  2.0%
iShares S&P 100 Index Fund                                                500                  2.0%
iShares S&P 500 Growth Index Fund                                         500                  2.0%
iShares S&P 500 Index Fund                                                500                  2.0%
iShares S&P 500 Value Index Fund                                          500                  2.0%
iShares S&P 1500 Index Fund                                               500                  2.0%
iShares S&P Asia 50 Index Fund                                          2,500                  2.0%
iShares S&P Developed ex-U.S. Property Index Fund                       4,500                  2.0%
iShares S&P Emerging Markets Infrastructure Index Fund                    250                  2.0%
iShares S&P Europe 350 Index Fund                                      10,000                  2.0%
iShares S&P Global 100 Index Fund                                       2,000                  2.0%
iShares S&P Global Clean Energy Index Fund                                300                  2.0%
iShares S&P Global Consumer Discretionary Sector Index Fund             2,200                  2.0%
iShares S&P Global Consumer Staples Sector Index Fund                   1,800                  2.0%
iShares S&P Global Energy Sector Index Fund                               600                  2.0%
iShares S&P Global Financials Sector Index Fund                         4,000                  2.0%
iShares S&P Global Healthcare Sector Index Fund                           700                  2.0%
iShares S&P Global Industrials Sector Index Fund                        2,200                  2.0%
iShares S&P Global Infrastructure Index Fund                            1,600                  2.0%
iShares S&P Global Materials Sector Index Fund                          1,700                  2.0%
iShares S&P Global Nuclear Energy Index Fund                              300                  2.0%
iShares S&P Global Technology Sector Index Fund                         1,400                  2.0%
iShares S&P Global Telecommunications Sector Index Fund                   900                  2.0%
iShares S&P Global Timber & Forestry Index Fund                           300                  2.0%
iShares S&P Global Utilities Sector Index Fund                          1,600                  2.0%
iShares S&P India Nifty 50 Index Fund                                   2,500                  2.0%
iShares S&P Latin America 40 Index Fund                                   450                  2.0%
iShares S&P MidCap 400 Growth Index Fund                                  500                  2.0%
iShares S&P MidCap 400 Index Fund                                         500                  2.0%

                                       98

                                                                STANDARD REDEMPTION    MAXIMUM ADDITIONAL
FUND                                                              TRANSACTION FEE           CHARGE*
-------------------------------------------------------------  ---------------------  -------------------
iShares S&P MidCap 400 Value Index Fund                                   500                  2.0%
iShares S&P SmallCap 600 Growth Index Fund                                500                  2.0%
iShares S&P SmallCap 600 Index Fund                                       500                  2.0%
iShares S&P SmallCap 600 Value Index Fund                                 500                  2.0%
iShares S&P/TOPIX 150 Index Fund                                        3,000                  2.0%
iShares S&P U.S. Preferred Stock Index Fund                               500                  2.0%

----------
*     As a percentage of the NAV per Creation Unit, inclusive of the standard transaction fee.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the
Participant Agreement. An order to redeem Creation Units using the Clearing
Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such
Transmittal Date; and (ii) all other procedures set forth in the Participant
Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the
Clearing Process made in proper form but received by the Trust after the Closing
Time, will be deemed received on the next Business Day immediately following the
Transmittal Date and will be effected at the NAV next determined on such
Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant
Agreement. A DTC Participant who wishes to place an order for redemption of
Creation Units to be effected outside the Clearing Process does not need to be a
Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem
Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than
11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund
Securities which are expected to be delivered within three Business Days and the
Cash Redemption Amount to the Authorized Participant on behalf of the redeeming
Beneficial Owner by the Settlement Date. In certain cases Authorized
Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

PLACEMENT OF REDEMPTION ORDERS FOR FOREIGN FUNDS.  Orders to redeem Creation
Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the
Transmittal Date if: (i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal
Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through
DTC to State Street no later than 10:00 a.m., Eastern time, on the next
Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund
Securities to redeeming investors generally will be made within two Business
Days, except that with respect to the iShares S&P Emerging Markets
Infrastructure Index Fund, deliveries generally will be made within three
Business Days, and with respect to the iShares S&P India Nifty 50 Index Fund, deliveries generally will be made within four Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take longer than two Business Days after the Transmittal Date, except that with respect to the iShares S&P
Emerging Markets Infrastructure Index Fund, deliveries may take longer than three Business Days after the Transmittal Date, and with respect to the iShares
S&P India Nifty 50 Index Fund, deliveries may take longer than four Business
Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the non-U.S. countries relevant to the Foreign
Funds.

                                       99

In order to take delivery of shares of Fund Securities upon redemption of shares of Foreign Funds, a redeeming Beneficial Owner, or Authorized
Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the
Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation
Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized
Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the
Authorized Participant may be invested at the risk of the Authorized
Participant and income, if any, will be paid to the Authorized Participant. The
Participant Agreement permits the Trust, on behalf of the Fund, to acquire the
Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash
Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption
Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business
Day on which a redemption order is deemed received in good form by the Trust.
Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the
Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State
Street by a DTC Participant not later than the Closing Time on the Transmittal
Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal
Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to
be delivered will be computed on the Business Day that such order is deemed received by the Trust, (I.E., the Business Day on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC
Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial
Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund
Securities upon redemptions or could not do so without first registering the
Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a
Creation Unit may be paid an equivalent amount of cash. The Authorized
Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Fund may trade on days that the Listing
Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of such Foreign Funds could be significantly affected by events in the relevant non-U.S. markets.

                                       100

TAXATION ON CREATION AND REDEMPTIONS OF CREATION UNITS.  An Authorized
Participant generally will recognize either gain or loss upon the exchange of
Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized
Participant's aggregate basis in the Deposit Securities exchanged therefor.
However, the U.S. Internal Revenue Service (the "IRS") may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit
Securities for Creation Units as capital assets is not currently deductible.
Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units as capital assets for more than one year, or short-term capital gain or loss if the
Creation Units were held for one year or less, if the Creation Units are held as capital assets.

REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S.
equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2010 and 2011, the dates of regular holidays affecting the relevant securities markets in which the Funds invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2010

                ARGENTINA
----------------------------------------
January 1    May 25      October 11
March 24     June 21     December 8
April 1      July 9      December 24
April 2      August 16   December 31

                      AUSTRALIA
------------------------------------------------------
January 1    April 5     August 2       December 27
January 26   April 26    August 11      December 28
March 1      May 3       September 27
March 8      June 7      October 4
April 2      June 14     November 2

                 AUSTRIA
----------------------------------------
January 1    May 13      November 1
January 6    May 24      December 8
April 2      June 3      December 24
April 5      October 26  December 31

                BELGIUM
----------------------------------------
January 1    May 14      November 1
April 2      May 24      November 11
April 5      July 21
May 13       August 16

                        BRAZIL
------------------------------------------------------
January 1    April 2     September 7    December 24
January 20   April 21    October 12     December 31
January 25   April 23    November 2
February 15  June 3      November 15
February 16  July 9      November 30

                        CANADA
------------------------------------------------------
January 1    May 24      September 6    December 28
January 4    June 24     October 11
February 15  July 1      November 11
April 2      August 2    December 27

                                       101

                 CHILe
----------------------------------------
January 1    July 16     December 31
April 2      October 11
May 21       November 1
June 28      December 8

                         CHINA
------------------------------------------------------
January 3    February 7  May 5          October 5
January 17   February 8  May 6          October 6
January 31   February 9  May 30         October 7
February 1   February 21 July 4         October 10
February 2   May 2       September 5    November 11
February 3   May 3       October 3      November 24
February 4   May 4       October 4      December 26

           THE CZECH REPUBLIC
-----------------------------------------
January 1    September 28   December 31
April 5      October 28
July 5       November 17
July 6       December 24

                 DENMARK
----------------------------------------
January 1    April 30    December 24
April 1      May 13      December 31
April 2      May 14
April 5      May 24

                 EGYPT
----------------------------------------
January 7    July 1       November 16
April 4      September 12 November 17
April 5      October 6    December 7
April 25     November 15

                FINLAND
----------------------------------------
January 1    May 13      December 31
January 6    June 25
April 2      December 6
April 5      December 24

                 FRANCE
----------------------------------------
January 1    July 14
April 2      November 1
April 5      November 11
May 13

                 GERMANY
----------------------------------------
January 1    April 5     November 1
January 6    May 13      December 24
February 15  May 24      December 31
April 2      June 3

                 GREECE
----------------------------------------
January 1    April 2
January 6    April 5
February 15  May 24
March 25     October 28

                      HONG KONG
------------------------------------------------------
January 1    April 5     July 1         December 27
February 15  April 6     September 23   December 31
February 16  May 21      October 1
April 2      June 16     December 24

                         INDIA
------------------------------------------------------
January 26   March 24    May 27         October 2
February 12  April 1     July 1         November 5
February 27  April 2     August 19      November 18
March 1      April 14    September 11   December 17
March 16     May 1       September 30   December 25

                 IRELAND
----------------------------------------
January 1    May 3       December 27
March 17     June 7      December 28
April 2      August 2    December 29
April 5      October 25

                  ITALY
----------------------------------------
January 1    June 2      December 24
January 6    June 29     December 31
April 2      November 1
April 5      December 8

                         JAPAN
------------------------------------------------------
January 1    April 29    July 19        November 3
January 11   May 3       September 20   November 23
February 11  May 4       September 23   December 23
March 22     May 5       October 11     December 31

                                      102

             LUXEMBOURG
----------------------------------------
January 1    May 24
April 2      June 23
April 5      November 1
May 13

                        MALAYSIA
------------------------------------------------------
January 1    February 26  August 31      December 7
February 1   May 28       September 10
February 15  May 31       November 5
February 16  June 1       November 17

                MEXICO
----------------------------------------
January 1    April 2
February 1   September 16
March 15     November 2
April 1      November 15

            THE NETHERLANDS
----------------------------------------
January 1    May 5
April 2      May 13
April 5      May 24
April 30

               NEW ZEALAND
----------------------------------------
January 1    April 2     December 27
January 4    April 5     December 28
January 25   June 7
February 1   October 25

                  NORWAY
----------------------------------------
January 1    May 13      December 31
April 1      May 17
April 2      May 24
April 5      December 24

                 PORTUGAL
----------------------------------------
January 1    June 3      December 1
February 16  June 10     December 8
April 2      October 5   December 24
April 5      November 1

                 PERU
----------------------------------------
January 1    July 28     November 1
April 1      July 29     December 8
April 2      August 30
June 29      October 8

                  SINGAPORE
----------------------------------------
January 1    May 28       November 17
February 15  August 9
February 16  September 10
April 2      November 5

               SOUTH AFRICA
----------------------------------------
January 1    April 27     December 16
March 22     June 16      December 27
April 2      August 9
April 5      September 24

                 SOUTH KOREA
----------------------------------------
January 1    May 21       September 23
February 15  June 2       December 31
March 1      September 21
May 5        September 22

                        SPAIN
------------------------------------------------------
January 1    April 2     November 1     December 24
January 6    April 5     November 9     December 31
March 19     August 16   December 6
April 1      October 12  December 8

                SWEDEN
----------------------------------------
January 1    May 13
January 6    June 25
April 2      December 24
April 5      December 31

                       SWITZERLAND
------------------------------------------------------
January 1    April 5     June 29        December 24
January 6    May 13      September 9    December 31
March 19     May 24      November 1
April 2      June 3      December 8

                                       103

                   TAIWAN
----------------------------------------
January 1    February 16   April 5
February 11  February 17   June 16
February 12  February 18   September 22
February 15  February 19

                 THE UNITED ARAB EMIRATES
------------------------------------------------------
January 1    July 5        September 13  December 2
January 2    July 9        October 11    December 3
January 18   July 10       November 11   December 4
February 15  September 6   November 15   December 7
February 26  September 9   November 16   December 8
February 27  September 10  November 17
April 2      September 11  November 18
May 31       September 12  November 25

           THEUNITED KINGDOM
----------------------------------------
January 1    May 31
April 2      August 30
April 5      December 27
May 3        December 28

2011

              ARGENTINA
----------------------------------------
April 21     August 15
April 22     October 10
May 25       December 8
June 20      December 30

                      AUSTRALIA
------------------------------------------------------
January 3    April 25    June 13        November 1
January 26   April 26    August 1       December 26
March 7      May 2       August 17      December 27
March 14     May 16      September 26
April 22     June 6      October 3

                 AUSTRIA
----------------------------------------
January 6    June 13     November 1
April 22     June 23     December 8
April 25     August 15   December 26
June 2       October 26  December 30

                BELGIUM
----------------------------------------
April 22     June 13     November 11
April 25     July 21     December 26
June 2       August 15
June 3       November 1

                  BRAZIL
----------------------------------------
January 20   April 21     October 12
January 25   April 22     November 2
March 7      June 23      November 15
March 8      September 7  December 30

                        CANADA
------------------------------------------------------
January 3    May 23      September 5    December 27
January 4    June 24     October 10
February 21  July 1      November 11
April 22     August 1    December 26

                CHILe
----------------------------------------
April 22     September 19
June 20      October 10
June 27      November 1
August 15    December 8

                         CHINA
------------------------------------------------------
January 3    February 7    May 5         October 5
January 17   February 8    May 6         October 6
January 31   February 9    May 30        October 7
February 1   February 21   July 4        October 10
February 2   May 2         September 5   November 11
February 3   May 3         October 3     November 24
February 4   May 4         October 4     December 26

          THE CZECH REPUBLIC
----------------------------------------
April 25     October 28
July 5       November 17
July 6       December 26
September 28 December 30

                                      104

                DENMARK
----------------------------------------
April 21     June 2
April 22     June 13
April 25     December 26
May 20

                   EGYPT
----------------------------------------
February 15  August 31   November 7
April 24     September 1
April 25     October 6
May 1        November 6

                FINLAND
----------------------------------------
January 6    June 24
April 22     December 6
April 25     December 26
June 2

                FRANCE
----------------------------------------
April 22     August 15
April 25     November 1
June 2       November 11
July 14      December 26

                GERMANY
----------------------------------------
January 6    June 2      October 3
March 7      June 13     November 1
April 22     June 23     December 26
April 25     August 15

                 GREECE
----------------------------------------
January 6    April 25    December 26
March 7      June 13
March 25     August 15
April 22     October 28

                      HONG KONG
------------------------------------------------------
February 2   April 22    June 6         December 26
February 3   April 25    July 1         December 27
February 4   May 2       September 13
April 5      May 10      October 5

                         INDIA
------------------------------------------------------
January 26   April 14    August 15      October 6
February 16  April 16    August 19      October 26
March 2      April 22    August 23      October 28
April 1      May 17      August 31      November 7
April 4      June 30     September 1    November 10
April 12     July 1      September 30   December 6

                       IRELAND
------------------------------------------------------
January 3    May 2       December 26
March 17     June 6      December 27
April 22     August 1    December 28
April 25     October 31

                  ITALY
----------------------------------------
January 6    June 29     December 26
April 22     August 15
April 25     November 1
June 2       December 8

                         JAPAN
------------------------------------------------------
January 3    April 29    July 18        November 3
January 10   May 3       September 19   November 23
February 11  May 4       September 23   December 23
March 21     May 5       October 10

              LUXEMBOURG
----------------------------------------
April 22     June 13     November 1
April 25     June 23     December 26
June 2       August 15

                        MALAYSIA
------------------------------------------------------
January 1    February 15  June 4        October 26
February 1   May 2        August 29     November 7
February 2   May 17       August 30     November 28
February 3   May 30       August 31     December 26
February 4   May 31       September 1

                                      105

                 MEXICO
----------------------------------------
February 7   September 16
March 21     November 2
April 21     November 21
April 22     December 12

            THE NETHERLANDS
----------------------------------------
April 22     June 13
April 25     December 26
June 2

               NEW ZEALAND
----------------------------------------
January 3    April 22     December 26
January 4    April 25     December 27
January 24   June 6
January 31   October 24

                 NORWAY
----------------------------------------
April 21     June 2
April 22     June 13
April 25     December 26
May 17

                 PERU
----------------------------------------
April 21     July 29
April 22     August 30
June 29      November 1
July 28      December 8

               PORTUGAL
----------------------------------------
March 8      June 13     November 1
April 22     June 23     December 1
April 25     August 15   December 8
June 10      October 5   December 26

                SINGAPORE
----------------------------------------
January 1    May 2       October 26
February 3   May 17      November 7
February 4   August 9    December 26
April 22     August 30

              SOUTH AFRICA
----------------------------------------
March 21     May 2       December 26
April 22     June 16
April 25     August 9
April 27     December 16

                     SOUTH KOREA
------------------------------------------------------
February 2   April 5     August 15      December 30
February 3   May 5       September 12
February 4   May 10      September 13
March 1      June 6      October 3

                        SPAIN
------------------------------------------------------
January 6    May 2       September 9    December 6
April 21     May 3       October 12     December 8
April 22     July 25     November 1     December 26
April 25     August 15   November 9

                 SWEDEN
----------------------------------------
January 6    June 6
April 22     June 24
April 25     December 26
June 2

                      SWITZERLAND
------------------------------------------------------
January 6    June 13     August 15      December 26
April 22     June 23     September 8
April 25     June 29     November 1
June 2       August 1    December 8

                   TAIWAN
----------------------------------------
January 31   February 4  May 2
February 1   February 7  June 6
February 2   February 28 September 12
February 3   April 5     October 10

                                      106

         THE UNITED ARAB EMIRATES
----------------------------------------
January 1    August 30   November 7
February 15  August 31   November 26
June 29      November 5  December 3
August 6     November 6  December 4

            THEUNITED KINGDOM
----------------------------------------
January 3    May 30
April 22     August 29
April 25     December 26
May 2        December 27

REDEMPTIONS. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Funds.
In calendar years 2010 and 2011, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for a
Fund as follows:

                         2010
                                                         NUMBER OF
                                 TRADE     SETTLEMENT     DAYS TO
           COUNTRY               DATE         DATE        SETTLE
----------------------------  ----------  ------------  ----------
  China                       02/10/10    02/22/10      12
                              02/11/10    02/23/10      12
                              02/12/10    02/24/10      12
                              03/29/10    04/07/10      9
                              03/30/10    04/08/10      9
                              04/01/10    04/09/10      8
                              09/20/10    10/04/10      14
                              09/21/10    10/05/10      14
                              09/24/10    10/06/10      12
  Denmark                     03/29/10    04/06/10      8
                              03/30/10    04/07/10      8
                              03/31/10    04/08/10      8
  Egypt                       11/10/10    11/18/10      8
                              11/11/10    11/21/10      10
                              11/14/10    11/22/10      8
  Hong Kong                   03/30/10    04/07/10      8
                              03/31/10    04/08/10      8
                              04/01/10    04/09/10      8
  Japan                       04/28/10    05/06/10      8
                              04/29/10    05/07/10      8
                              04/30/10    05/10/10      10
  Malaysia                    05/25/10    06/02/10      8
                              05/26/10    06/03/10      8
                              05/27/10    06/04/10      8
  Norway                      03/29/10    04/06/10      8
                              03/30/10    04/07/10      8
                              03/31/10    04/08/10      8
  South Africa                03/15/10    03/23/10      8
                              03/16/10    03/24/10      8
                              03/17/10    03/25/10      8
                              03/18/10    03/26/10      8
                              03/19/10    03/29/10      10
                              03/26/10    04/06/10      11
                              03/29/10    04/07/10      9
                              03/30/10    04/08/10      9
                              03/31/10    04/09/10      9
                              04/01/10    04/12/10      11
                              04/20/10    04/28/10      8
                              04/21/10    04/29/10      8

                                      107

                               2010
                                                         NUMBER OF
                                 TRADE     SETTLEMENT     DAYS TO
           COUNTRY               DATE         DATE        SETTLE
----------------------------  ----------  ------------  ----------
                              04/22/10    04/30/10      8
                              04/23/10    05/03/10      10
                              06/09/10    06/17/10      8
                              06/10/10    06/18/10      8
                              06/11/10    06/21/10      10
                              06/14/10    06/22/10      8
                              06/15/10    06/23/10      8
                              08/02/10    08/10/10      8
                              08/03/10    08/11/10      8
                              08/04/10    08/12/10      8
                              08/05/10    08/13/10      8
                              09/17/10    09/27/10      10
                              09/20/10    09/28/10      8
                              09/21/10    09/29/10      8
                              09/22/10    09/30/10      8
                              09/23/10    10/01/10      8
                              12/09/10    12/17/10      8
                              12/10/10    12/20/10      10
                              12/13/10    12/21/10      8
                              12/14/10    12/22/10      8
                              12/15/10    12/23/10      8
                              12/20/10    12/28/10      8
                              12/21/10    12/29/10      8
                              12/22/10    12/30/10      8
                              12/23/10    12/31/10      8
                              12/23/10    01/03/11      11
  South Korea                 09/16/10    09/24/10      8
                              09/17/10    09/27/10      10
                              09/20/10    09/28/10      8
  Spain                       03/29/10    04/06/10      8
                              03/30/10    04/07/10      8
                              03/31/10    04/08/10      8
  Taiwan                      02/10/10    02/22/10      12
  The United Arab Emirates    09/03/10    09/14/10      11
                              09/07/10    09/15/10      8
                              09/08/10    09/16/10      8
                              11/09/10    11/19/10      10
                              11/10/10    11/22/10      12
                              11/12/10    11/23/10      11
                              11/30/10    12/09/10      9
                              12/01/10    12/10/10      9

                         2011
                                                         NUMBER OF
                                 TRADE     SETTLEMENT     DAYS TO
     COUNTRY/REGION              DATE         DATE        SETTLE
----------------------------  ----------  ------------  ----------
  Australia                     04/19/11  04/27/11      8
                                04/20/11  04/28/11      8
                                04/21/11  04/29/11      8

                                      108

                         2011
                                                         NUMBER OF
                                 TRADE     SETTLEMENT     DAYS TO
     COUNTRY/REGION              DATE         DATE        SETTLE
----------------------------  ----------  ------------  ----------
  China                       01/26/11    02/10/11      15
                              01/27/11    02/11/11      15
                              01/28/11    02/14/11      17
                              04/27/11    05/09/11      12
                              04/28/11    05/10/11      12
                              04/29/11    05/11/11      12
                              09/28/11    10/11/11      13
                              09/29/11    10/12/11      13
                              09/30/11    10/13/11      13
  Denmark                     04/18/11    04/26/11      8
                              04/19/11    04/27/11      8
                              04/20/11    04/28/11      8
  Ireland                     12/21/11    12/29/11      8
                              12/22/11    12/30/11      8
                              12/23/11    01/03/12      11
  Japan                       04/27/11    05/06/11      9
                              04/28/11    05/09/11      11
                              05/02/11    05/10/11      8
  Malaysia                    01/27/11    02/07/11      11
                              01/28/11    02/08/11      11
                              01/31/11    02/09/11      9
                              08/24/11    09/02/11      9
                              08/25/11    09/05/11      11
                              08/26/11    09/06/11      11
  Norway                      04/18/11    04/26/11      8
                              04/19/11    04/27/11      8
                              04/20/11    04/28/11      8
  South Africa                03/14/11    03/22/11      8
                              03/15/11    03/23/11      8
                              03/16/11    03/24/11      8
                              03/17/11    03/25/11      8
                              03/18/11    03/28/11      10
                              04/15/11    04/26/11      11
                              04/18/11    04/28/11      10
                              04/19/11    04/29/11      10
                              04/20/11    05/03/11      13
                              04/21/11    05/04/11      13
                              04/26/11    05/05/11      9
                              04/28/11    05/06/11      8
                              04/29/11    05/09/11      10
                              06/09/11    06/17/11      8
                              06/10/11    06/20/11      10
                              06/13/11    06/21/11      8
                              06/14/11    06/22/11      8
                              06/15/11    06/23/11      8
                              08/02/11    08/10/11      8
                              08/03/11    08/11/11      8
                              08/04/11    08/12/11      8
                              08/05/11    08/15/11      10
                              08/08/11    08/16/11      8

                                      109

                         2011
                                                         NUMBER OF
                                 TRADE     SETTLEMENT     DAYS TO
     COUNTRY/REGION              DATE         DATE        SETTLE
----------------------------  ----------  ------------  ----------
                              12/09/11    12/19/11      10
                              12/12/11    12/20/11      8
                              12/13/11    12/21/11      8
                              12/14/11    12/22/11      8
                              12/15/11    12/23/11      8
                              12/19/11    12/27/11      8
                              12/20/11    12/28/11      8
                              12/21/11    12/29/11      8
                              12/22/11    12/30/11      8
                              12/23/11    01/03/12      11
  Spain                       04/18/11    04/26/11      8
                              04/19/11    04/27/11      8
                              04/20/11    04/28/11      8
  Taiwan                      01/27/11    02/08/11      12
                              01/28/11    02/09/11      12

----------
*     These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Taxes

REGULATED INVESTMENT COMPANY QUALIFICATIONS.  Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal
Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

TAXATION OF RICS.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a
Fund must distribute to its shareholders at least the sum of (i) 90% of its
"investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A

                                      110

Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated)
if it qualifies as a RIC in a subsequent year.

EXCISE TAX.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a
Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

The following Funds had net capital loss carryforwards as of March 31, 2010, the tax year-end for the Funds listed:

                     EXPIRING       EXPIRING       EXPIRING       EXPIRING
FUND                   2011           2012           2013           2014
----------------- -------------- -------------- -------------- --------------
iShares              $29,163,198    $11,433,188    $39,449,891    $24,158,638
 Nasdaq
 Biotechnology
 Index Fund
iShares Russell       55,091,674     23,134,640     16,440,477     76,953,145
 1000 Growth
 Index Fund
iShares Russell        9,740,950      5,661,012              -      3,566,065
 1000 Index
 Fund
iShares Russell                -      6,460,764              -      9,884,283
 1000 Value
 Index Fund
iShares Russell       51,999,054      4,816,733     24,718,345     39,417,433
 2000 Growth
 Index Fund
iShares Russell      112,740,686     58,221,050     40,463,538     98,708,572
 2000 Index
 Fund
iShares Russell                -              -              -     11,905,952
 2000 Value
 Index Fund
iShares Russell        6,607,675      2,294,465        911,779      2,128,959
 3000 Growth
 Index Fund
iShares Russell       14,801,082      8,033,947         95,540      3,180,853
 3000 Index
 Fund

                     EXPIRING       EXPIRING       EXPIRING       EXPIRING
FUND                   2015           2016           2017           2018             TOTAL
----------------- -------------- -------------- -------------- -------------- -----------------
iShares              $18,800,299     $5,156,780    $45,321,421  $  79,449,573     $ 252,932,988
 Nasdaq
 Biotechnology
 Index Fund
iShares Russell       38,155,726              -    659,755,548  1,537,593,620     2,407,124,830
 1000 Growth
 Index Fund
iShares Russell          707,111              -     56,902,659    198,974,722       275,552,519
 1000 Index
 Fund
iShares Russell        1,336,109      5,258,431    322,089,146  1,093,415,117     1,438,443,850
 1000 Value
 Index Fund
iShares Russell                -     10,051,978    291,496,992    593,780,883     1,016,281,418
 2000 Growth
 Index Fund
iShares Russell       12,245,583     14,608,054    304,954,114    965,955,801     1,607,897,398
 2000 Index
 Fund
iShares Russell                -     10,549,418    119,082,747    571,795,686       713,333,803
 2000 Value
 Index Fund
iShares Russell        1,086,830              -     14,427,568     55,612,220        83,069,496
 3000 Growth
 Index Fund
iShares Russell                -              -     36,634,037    126,187,428       188,932,887
 3000 Index
 Fund

                                      111

                     EXPIRING        EXPIRING      EXPIRING       EXPIRING
FUND                   2011           2012          2013           2014
----------------- -------------- -------------- -------------- --------------
iShares Russell          342,926        144,266              -        309,470
 3000 Value
 Index Fund
iShares Russell                -              -              -         83,822
 Microcap Index
 Fund
iShares Russell          686,773      2,148,153              -     17,096,686
 Midcap Growth
 Index Fund
iShares Russell          564,856      1,554,124              -              -
 Midcap Index
 Fund
iShares Russell                -      1,606,781              -              -
 Midcap Value
 Index Fund
iShares S&P 100        3,096,882        741,460              -        360,546
 Index Fund
iShares S&P 500                -     11,080,019      2,989,823     40,360,646
 Growth Index
 Fund
iShares S&P 500       72,624,224     24,267,905              -     41,594,450
 Index Fund
iShares S&P 500        5,812,787     21,337,049              -              -
 Value Index
 Fund
iShares S&P 1500               -              -              -         38,110
 Index Fund
iShares S&P Asia               -              -              -              -
 50 Index Fund
iShares S&P                    -              -              -              -
 Developed ex-
 U.S. Property
 Index Fund
iShares S&P                    -              -              -              -
 Emerging
 Markets
 Infrastructure
 Index Fund
iShares S&P                    -      2,828,772              -              -
 Europe 350
 Index Fund
iShares S&P                    -              -              -        949,071
 Global 100
 Index Fund
iShares S&P                    -              -              -              -
 Global Clean
 Energy Index
 Fund
iShares S&P                    -              -              -              -
 Global
 Consumer
 Discretionary
 Sector Index
 Fund
iShares S&P                    -              -              -              -
 Global
 Consumer
 Staples Sector
 Index Fund
iShares S&P               37,853        113,031         43,806        408,088
 Global Energy
 Sector Index
 Fund

                     EXPIRING       EXPIRING       EXPIRING       EXPIRING
FUND                   2015           2016           2017           2018           TOTAL
----------------- -------------- -------------- -------------- -------------- -----------------
iShares Russell          290,191        467,125     19,166,670     50,060,389        70,781,037
 3000 Value
 Index Fund
iShares Russell          758,530      4,726,853     14,316,649     50,574,894        70,460,748
 Microcap Index
 Fund
iShares Russell                -      3,965,198    105,000,158    421,837,084       550,734,052
 Midcap Growth
 Index Fund
iShares Russell        2,966,359      9,494,772     50,284,490    201,205,737       266,070,338
 Midcap Index
 Fund
iShares Russell        1,114,118     13,253,157    182,452,977    350,234,018       548,661,051
 Midcap Value
 Index Fund
iShares S&P 100        2,374,610      2,327,988    120,169,143    119,632,717       248,703,346
 Index Fund
iShares S&P 500                -              -    112,834,240    486,334,136       653,598,864
 Growth Index
 Fund
iShares S&P 500                -              -    365,510,732    559,115,228     1,063,112,539
 Index Fund
iShares S&P 500          429,512              -    117,035,158    302,437,779       447,052,285
 Value Index
 Fund
iShares S&P 1500               -              -      4,614,974      4,869,583         9,522,667
 Index Fund
iShares S&P Asia               -              -      4,137,780        114,299         4,252,079
 50 Index Fund
iShares S&P                    -         37,441      1,561,084      8,281,169         9,879,694
 Developed ex-
 U.S. Property
 Index Fund
iShares S&P                    -              -              -          7,454             7,454
 Emerging
 Markets
 Infrastructure
 Index Fund
iShares S&P                    -              -     47,090,987     70,049,884       119,969,643
 Europe 350
 Index Fund
iShares S&P            2,131,997              -     36,258,744     24,526,269        63,866,081
 Global 100
 Index Fund
iShares S&P                    -              -      2,161,286      1,739,302         3,900,588
 Global Clean
 Energy Index
 Fund
iShares S&P               21,774        140,985        515,276        977,806         1,655,841
 Global
 Consumer
 Discretionary
 Sector Index
 Fund
iShares S&P                    -        110,998      1,241,701        854,970         2,207,669
 Global
 Consumer
 Staples Sector
 Index Fund
iShares S&P            3,379,767        172,682      4,800,649     12,576,847        21,532,723
 Global Energy
 Sector Index
 Fund

                                       112

                     EXPIRING       EXPIRING       EXPIRING       EXPIRING
FUND                   2011           2012           2013           2014
----------------- -------------- -------------- -------------- --------------
iShares S&P                    -         65,059         20,625        374,711
 Global
 Financials
 Sector Index
 Fund
iShares S&P                    -              -        119,040      2,328,014
 Global
 Healthcare
 Sector Index
 Fund
iShares S&P                    -              -              -              -
 Global
 Industrials
 Sector Index
 Fund
iShares S&P                    -              -              -              -
 Global
 Infrastructure
 Index Fund
iShares S&P                    -              -              -              -
 Global
 Materials
 Sector Index
 Fund
iShares S&P                    -              -              -              -
 Global Nuclear
 Energy Index
 Fund
iShares S&P              114,472        244,568        111,285        401,105
 Global
 Technology
 Sector Index
 Fund
iShares S&P              356,911        231,569              -              -
 Global
 Telecom-
 munications
 Sector Index
 Fund
iShares S&P                    -              -              -              -
 Global Timber
 & Forestry
 Index Fund
iShares S&P                    -              -              -              -
 Global Utilities
 Sector Index
 Fund
iShares S&P Latin         29,834        187,237         95,728      1,028,989
 America 40
 Index Fund
iShares S&P                    -     10,588,183      7,127,634              -
 MidCap 400
 Growth Index
 Fund
iShares S&P                    -      6,096,922              -              -
 MidCap 400
 Index Fund
iShares S&P            4,082,966     21,364,144      1,843,451      3,470,622
 MidCap 400
 Value Index
 Fund

                     EXPIRING       EXPIRING       EXPIRING       EXPIRING
FUND                   2015           2016           2017           2018           TOTAL
----------------- -------------- -------------- -------------- -------------- -----------------
iShares S&P                    -        279,616     14,101,017     26,135,934        40,976,962
 Global
 Financials
 Sector Index
 Fund
iShares S&P                    -      2,165,971      7,470,467      8,253,378        20,336,870
 Global
 Healthcare
 Sector Index
 Fund
iShares S&P                  175        241,597      3,878,332      3,768,747         7,888,851
 Global
 Industrials
 Sector Index
 Fund
iShares S&P                    -              -      1,561,517     18,904,786        20,466,303
 Global
 Infrastructure
 Index Fund
iShares S&P                2,966        455,218      3,417,547     12,443,350        16,319,081
 Global
 Materials
 Sector Index
 Fund
iShares S&P                    -              -        293,258         96,039           389,297
 Global Nuclear
 Energy Index
 Fund
iShares S&P              358,238        418,537      8,517,749      6,597,896        16,763,850
 Global
 Technology
 Sector Index
 Fund
iShares S&P              259,855              -      2,355,085      6,058,821         9,262,241
 Global
 Telecom-
 munications
 Sector Index
 Fund
iShares S&P                    -              -        264,602      1,970,120         2,234,722
 Global Timber
 & Forestry
 Index Fund
iShares S&P                4,149        298,224      2,911,628      5,208,921         8,422,922
 Global Utilities
 Sector Index
 Fund
iShares S&P Latin      4,985,741        844,965     23,841,805    201,370,437       232,384,736
 America 40
 Index Fund
iShares S&P                    -              -     90,611,390    304,083,391       412,410,598
 MidCap 400
 Growth Index
 Fund
iShares S&P            7,070,414     12,559,634     73,788,778    128,619,761       228,135,509
 MidCap 400
 Index Fund
iShares S&P           14,542,508              -     41,350,423    184,025,097       270,679,211
 MidCap 400
 Value Index
 Fund

                                      113

                     EXPIRING       EXPIRING       EXPIRING       EXPIRING
FUND                   2011           2012           2013           2014
----------------- -------------- -------------- -------------- --------------
iShares S&P                    -              -              -      6,711,998
 SmallCap 600
 Growth Index
 Fund
iShares S&P           14,800,654      5,484,940              -      1,541,664
 SmallCap 600
 Index Fund
iShares S&P                    -      6,867,473      3,277,415        194,198
 SmallCap 600
 Value Index
 Fund
iShares                  276,198         17,138        175,929        134,303
 S&P/TOPIX 150
 Index Fund
iShares S&P U.S.               -              -              -              -
 Preferred Stock
 Index Fund

                     EXPIRING       EXPIRING       EXPIRING       EXPIRING
FUND                   2015           2016           2017           2018            TOTAL
----------------- -------------- -------------- -------------- -------------- -----------------
iShares S&P                    -              -     63,779,691    225,094,086       295,585,775
 SmallCap 600
 Growth Index
 Fund
iShares S&P                    -              -    128,403,097    306,071,593       456,301,948
 SmallCap 600
 Index Fund
iShares S&P                    -     10,940,333     68,967,654    197,873,417       288,120,490
 SmallCap 600
 Value Index
 Fund
iShares                  335,080      1,371,929      1,586,598      3,393,670         7,290,845
 S&P/TOPIX 150
 Index Fund
iShares S&P U.S.               -        506,620     22,403,529     37,245,047        60,155,196
 Preferred Stock
 Index Fund

TAXATION OF U.S. SHAREHOLDERS.  Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on
December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35%
tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of

                                      114

additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends received deduction for corporations.

Recent legislation will impose, beginning in 2013, a new 3.8% U.S. federal
Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000
(or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security.
Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

SALES OF SHARES.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.
This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

BACK-UP WITHHOLDING.  In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).
Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

SECTIONS 351 AND 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a
Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is

                                      115

not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

TAXATION OF CERTAIN DERIVATIVES.  A Fund's transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal
Revenue Code (including provisions relating to "hedging transactions" and
"straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer
Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "Section 1256 contracts," such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

QUALIFIED DIVIDEND INCOME.  Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15%
(0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from
U.S. REITs) and certain non-U.S. corporations (E.G., non-U.S. corporations that are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current Internal Revenue Service guidance, the United States has appropriate tax treaties with Australia,
Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, the Czech
Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary,
Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan,
Latvia, Lithuania, Luxembourg, Mexico, Morocco, the Netherlands, New Zealand,
Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the
Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden,
Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the
United Kingdom, and Venezuela.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is
60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is
90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the

                                      116

shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code.
Dividends received by a Fund from another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.
Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

CORPORATE DIVIDENDS RECEIVED DEDUCTION. Dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A
46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.

EXCESS INCLUSION INCOME.  Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders.
Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the
Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code.
Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the
Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts,
401(k) accounts, Keogh plans, pension plans and certain charitable entities;
(ii) not be offset by otherwise allowable deductions for tax purposes; (iii)
not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations," as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue
Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

NON-U.S. INVESTMENTS.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a
non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as
Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be subject to non-U.S. income taxes withheld at the source. The
Fund, if permitted to do so, may elect to "pass through" to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's non-U.S.
income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns)
or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's non-U.S. income taxes. A non-U.S. person invested in the
Fund in a year that the Fund elects to "pass through" its

                                      117

non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor's
U.S. federal income tax otherwise payable with respect to the investor's
non-U.S. source income. For this purpose, shareholders must treat as non-U.S.
source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund's gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES.  If a Fund purchases shares in "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4%
excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

REPORTING.  If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS.  Dividends paid by a Fund to non-U.S.
shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net-tax exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a
non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A
non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of a Fund. For
non-U.S. shareholders of a Fund, a distribution attributable to the Fund's

                                      118

sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35%
withholding tax if 50% or more of the value of the Fund's assets is invested in
REITs and other U.S. real property interests and if the non-U.S. shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, non-U.S.
shareholders may be subject to certain tax filing requirements if 50% or more of the Fund's assets are invested in REITs and other U.S. real property holding corporations. After December 31, 2009, distributions by the Fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will only be subject to withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Fund. Disposition of Fund shares by non-U.S. shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the non-U.S.
shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. After December
31, 2009, such dispositions will be subject to withholding and treated as income effectively connected to a U.S. trade or business even if the Fund is domestically controlled. These rules, other than the withholding rules, will apply notwithstanding the Fund's participation in a wash sale transaction or its payment of a substitute dividend. Provided that 50% or more of the value of the Fund's stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution)
occurring on or before December 31, 2009, in redemption of a non-U.S.
shareholder's shares of the Fund will cause the Fund to recognize gain. If the
Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund's adjusted bases to the extent of the greatest non-U.S. ownership percentage of the Fund during the five-year period ending on the date of redemption for redemptions. The above expiration date of December 31, 2009, for certain provisions, has been proposed to be extended by one year, but to date such proposed legislation has not been enacted.

For taxable years beginning before January 1, 2010, properly-designated dividends were generally exempt from U.S. federal withholding tax where they
(i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status
(including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has expired, legislation has been proposed under which this provision would be extended to taxable years beginning before
January 1, 2011; this extension, if enacted, would be applied retroactively.

Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.
Affected shareholders should consult their own tax advisors regarding the possible implications of these requirements on their own investment in a Fund.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2010. It is unclear at the current time whether these provisions will be extended into the future. Legislation has been proposed to allow for shareholder "look-through" to fund portfolio assets that are exempt from U.S. estate tax effective through December 31, 2010; this legislation, if enacted, would apply retroactively to deaths on or after
January 1, 2010.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S tax laws. Finally, the foregoing discussion

                                      119

is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

ISSUES RELATED TO INDIA AND MAURITIUS TAXES

This discussion does not address the effect on investors, including residents of India, citizens of India whether resident or non-resident in India or other countries including the U.S., of holding shares of the iShares S&P India Nifty
50 Index Fund. Investors should consult their own tax advisors as to these issues based upon their own personal situations.

Indian tax matters discussed herein are based on the provisions of the Indian
Income Tax Act, 1961 ("ITA"), the provisions of the Double Tax Avoidance
Agreement between Mauritius and India ("the DTAA") and other laws currently in force. All such laws and the DTAA are subject to prospective and retrospective legislative amendment, administrative rulings and judicial review.

The iShares S&P India Nifty 50 Index Fund invests in India through the
Subsidiary and expects to obtain benefits under the DTAA. For U.S. federal income tax purposes, the Subsidiary has elected to be treated as an entity disregarded from its owner; thus, for U.S. federal tax purposes any income or loss realized by the Subsidiary will be treated as realized by the iShares S&P
India Nifty 50 Index Fund. Therefore, any investment made by the iShares S&P
India Nifty 50 Index Fund into the Subsidiary and any distributions received by the iShares S&P India Nifty 50 Index Fund from the Subsidiary are disregarded for U.S. federal tax purposes. Furthermore, there is no tax on the iShares S&P
India Nifty 50 Index Fund's investment in the Subsidiary or on distributions made from the Subsidiary to the iShares S&P India Nifty 50 Index Fund.

No investor will be subject to taxation in India unless such investor is a resident of India or being a non-resident, has an Indian source income or income received (whether accrued or otherwise) in India. The taxation of the
Subsidiary and the iShares S&P India Nifty 50 Index Fund in India is governed by the provisions of the ITA, read with the provisions of the DTAA. As per
Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the DTAA. In order to claim the beneficial provisions of the DTAA, the Subsidiary must be tax resident of
Mauritius. Because the Subsidiary is a tax resident of Mauritius, only the
Subsidiary would be subject to Indian taxes.

The Central Board of Direct Taxes in India in its Circular 789, issued on April
13, 2000, concluded that a valid residence certificate issued by the Mauritius authorities demonstrated Mauritian residency for purposes of establishing eligibility to qualify for benefits under the DTAA. The Circular was subject to judicial challenge in India, by those asserting that the standards for establishing Mauritian residency for purposes of the obtaining such a certificate were insufficient to establish residency for purposes of the DTAA.
The Circular was successfully overturned in certain lower India courts but was eventually upheld by the highest applicable court, the Supreme Court of India, on October 7, 2003, accordingly the Subsidiary should be eligible for benefits under the DTAA.

In 2009, members of the Indian parliament proposed legislation that could eliminate the benefits of the DTAA generally, or as the DTAA applies to the
Subsidiary.

The Subsidiary has incorporated in Mauritius and has obtained such a residency certificate from the Mauritius authorities that establishes its residency in
Mauritius under the DTAA. The certificate must be renewed annually. The iShares
S&P India Nifty 50 Index Fund expects the Subsidiary to maintain its Mauritius tax residency, but it cannot be assured that the Mauritius authorities will successfully renew its certificate of tax residence annually.

The Subsidiary holds a Category 1 Global Business License by the Financial
Services Commission of Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of foreign tax credits which allows a tax credit against Mauritian taxes for foreign tax on a
Mauritian entity's foreign source income effectively reduces the Mauritius income tax rate to a maximum of 3% because the system presumes, in the absence of evidence, that the foreign tax paid is equal to 80% of the Mauritian tax.
Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the iShares S&P India Nifty 50 Index Fund
will also be exempt from tax in Mauritius.

The Subsidiary will attempt to abide by the requirements of the DTAA, to maintain its residency in Mauritius, and to ensure that management and control of the Subsidiary remain in Mauritius. Therefore, so long as the DTAA is in force the Subsidiary expects to continue to enjoy the benefits provided under the DTAA but this cannot be assured. The Indian press has recently

                                      120

reported that India is seeking to renegotiate the DTAA. It is therefore uncertain whether the terms of this treaty will be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the
DTAA or in its applicability to the Subsidiary could result in the Subsidiary and indirectly the iShares S&P India Nifty 50 Index Fund being subject to
Indian income taxes, withholding taxes, and other taxes, as well as being subject to administrative or judicial assertion of such tax liabilities by the tax authorities of India. This could significantly reduce the return of the
iShares S&P India Nifty 50 Index Fund on its investments and the return received by iShares S&P India Nifty 50 Index Fund shareholders. Further, it is possible even with renegotiation of the DTAA that the Indian tax authorities may seek to take the position that the iShares S&P India Nifty 50 Index Fund is not entitled to the benefits of the DTAA.

The Subsidiary is expected to have income in the form of capital gains, income from dividends and income from interest. The Indian tax consequences for the
Subsidiary on account of the application of the DTAA, read with the provisions of the ITA would be as follows:

      .  Capital gains resulting from the sale of Indian securities (including depositary receipts issued by Indian companies will not be subject to tax in India, provided the Subsidiary does not have Permanent
         Establishments ("PE") in India;

      .  Dividends on shares received from an Indian company on which dividend distribution tax has been paid are exempt from tax in the hands of the shareholders. However, the Indian company distributing dividends is subject to a distribution tax at the rate of 16.995%; and

      .  Interest income from loans made or debt securities held in India will be taxed at the rate of 21.115%. Indian tax on interest income will be collected by the payor of such interest income as withholding tax.

In the event that the benefits of the DTAA are not available to the Subsidiary, or if the Subsidiary is held to have PE in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows:

      .  Long-term capital gains (being gains on sale of securities held for a period of more than twelve months) would not be taxable in India provided Securities Transaction Tax ("STT") has been paid on the same
         (as discussed below);

      .  Short-term capital gains (being gains on sale of securities held for a period of twelve months or less) from the sale of Indian securities will be taxed at the rate of 15.836% provided STT has been paid on the same;

      .  Capital gains realized on sale of listed equity shares not executed on a recognized stock exchange in India and other Indian-listed securities would be taxed at the rate of 10.558% for long-term gains and at 31.673 % in case of short-term gains;

      .  Short-term capital gains arising to the Subsidiary from the sale of unlisted securities will be taxed at the rate of 31.673% and long-term capital gains will be taxed at the rate of 21.115%; and

      .  Capital gains arising from the transfer of depository receipts outside
         India between non-resident investors will not be subject to tax in
         India.

In a ruling issued by the Authority for Advance Rulings in India, gains earned by a private equity fund based in Mauritius were held to be "business income."
It is possible that the Indian tax authorities may take a similar view in case of the Subsidiary. In that event, such gains will not be taxable in India so long as the iShares S&P India Nifty 50 Index Fund/Subsidiary do not have a PE in India. In case the iShares S&P India Nifty 50 Index Fund/Subsidiary are held to have a PE in India, gains attributable to the PE would be taxable in India at the rate of 42.23%.

INDIAN MINIMUM ALTERNATIVE TAX

In the event that the benefits of the DTAA are not available to the Subsidiary, or if the Subsidiary is held to have PE in India, the Subsidiary may be subject to a Minimum Alternate Tax ("MAT"). As per the ITA, if the tax payable by any company (including a foreign company) is less than 15.836% of its book profits, it will be required to pay MAT which will be deemed to be 15.836% of such book profits. Long-term capital gains on the sale of listed securities are included in the definition of "book profits" for the purposes of calculating MAT.

INDIAN SECURITIES TRANSACTION TAX

All transactions entered on a recognized stock exchange in India will be subject to STT levied on the transaction value. In case of purchase/sale of listed equity shares which is settled by way of actual delivery or transfer of the equity share, STT will be levied at the rate of 0.125% on both the buyer and seller of the equity share. For sale of equity shares settled otherwise

                                      121

than by way actual delivery or transfer of the equity share, STT will be levied at the rate of 0.025% on the seller of the equity share. A seller of derivatives would be subjected to an STT of 0.017%. The STT can be set off against business income tax calculated as per provisions of ITA.

The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA. Any change in the DTAA's application could have a material adverse affect on the returns of the iShares S&P India Nifty 50 Index Fund. Further, it is possible that the Indian tax authorities may seek to take the position that the iShares
S&P India Nifty 50 Index Fund is not entitled to the benefits of the DTAA.

                                      122

Financial Statements

Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of
PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.

Miscellaneous Information

COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York,
NY 10019, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP,
located at Three Embarcadero Center, San Francisco, CA 94111, serves as the
Trust's independent registered public accounting firm, audits the Funds'
financial statements, and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the
Board by mail. Correspondence should be addressed to iShares Board of Trustees,
c/o BlackRock Institutional Trust Company, N.A. - Mutual Fund Administration,
400 Howard Street, San Francisco, CA 94105. Shareholder communications to the
Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the
Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

                                      123

IS-SAI-03-0411

                        2010 PROSPECTUS TO SHAREHOLDERS

                   iSHARES(R) MSCI BRAZIL SMALL CAP INDEX FUND

                               SEPTEMBER 24, 2010

                          (AS REVISED MARCH 31, 2011)

                                EWZS | NYSE Arca

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

"MSCI Brazil Small Cap IndexSM" is a servicemark of MSCI Inc. licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC").
iShares(R) is a registered trademark of BTC. The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.

                                       i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   iSHARES(R) MSCI BRAZIL SMALL CAP INDEX FUND

                    Ticker: EWZS  Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares MSCI Brazil Small Cap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil Small Cap Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust
(the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory
Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:

               ANNUAL FUND OPERATING EXPENSES
       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
        PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-----------------------------------------------------------
                  DISTRIBUTION                 TOTAL ANNUAL
                      AND                          FUND
 MANAGEMENT     SERVICE (12B-1)      OTHER      OPERATING
    FEES              FEES         EXPENSES      EXPENSES
-------------  -----------------  ----------  -------------
    0.65%            None           None          0.65%

EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 YEAR    3 YEARS
--------  ---------
   $66       $208

                                      S-1

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the bottom
14% by market capitalization of equity securities listed on stock exchanges in
Brazil. As of September 1, 2010, the Underlying Index had 79 constituents and its three largest sectors by component weighting were financial, utilities and telecommunication.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund.
"Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the
Underlying Index. The Fund may or may not hold all of the securities in the
Underlying Index.

The Fund generally invests at least 90% of its assets in the securities of the
Underlying Index and in depositary receipts representing securities of the
Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

The Underlying Index is sponsored by an organization (the "Index Provider")
that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund's Index Provider is MSCI Inc. ("MSCI").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total

                                      S-2

assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the
Fund, and the Fund's performance could trail that of other investments. The
Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

COMMODITY EXPOSURE RISK. The Fund invests in Brazil, which is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CONSUMER DISCRETIONARY SECTOR RISK. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, competition, consumer's disposable income and consumer preferences, fads and marketing campaigns.

CURRENCY RISK. Because the Fund's NAV is determined in U.S. dollars, the Fund's
NAV could decline if Brazil's currency depreciates against the U.S. dollar.

CUSTODY RISK. Less developed markets are more likely to experience problems with the clearing and settling of trades.

EMERGING MARKETS RISK. The Fund's investments in emerging markets may be subject to a greater risk of loss than investments in developed markets.

EQUITY SECURITIES RISK. Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

FINANCIALS SECTOR RISK. Performance of companies in the financials sector may be adversely impacted by many factors, including government regulations, economic conditions, changes in interest rates, and decreased liquidity in credit markets. This sector has recently experienced significant losses and government intervention that may continue.

INDUSTRIALS SECTOR RISK. The industrials sector is affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

                                      S-3

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the
Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM
OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting a Brazilian issuer or market.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

PRIVATIZATION RISK. The country in which the Fund invests has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

RELIANCE ON TRADING PARTNERS RISK. The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. Brazil is particularly exposed to ASIAN, CENTRAL AND SOUTH AMERICAN and U.S. ECONOMIC
RISK.

SECURITIES LENDING RISK. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALL-CAPITALIZATION COMPANIES RISK. The Fund may invest in securities of small-capitalization companies. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and their securities may be more volatile and less liquid.

STRUCTURAL RISKS. The economy in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of the
Underlying Index.

VALUATION RISK. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

                                      S-4

PERFORMANCE INFORMATION

As of the date of the Fund's prospectus (the "Prospectus"), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are
primarily responsible for the day-to-day management of the Fund. Each Portfolio
Manager supervises a portfolio management team. Ms. Hsiung and Mr. Savage have been Portfolio Managers of the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF").
Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for cash.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

Beginning in 2013, taxable distributions and redemptions will be subject to a
3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                      S-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund

This Prospectus contains important information about investing in the Fund.
Please read this Prospectus carefully before you make any investment decisions.
Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the
Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the
Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return)
of the Fund's portfolio and that of the Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy.
"Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

                                       1

A Further Discussion of Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

COMMODITY EXPOSURE RISK. The agricultural and mining sectors of Brazil's economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Brazilian economy.

CONCENTRATION RISK. To the extent that the Fund's portfolio reflects the
Underlying Index's concentration in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CONSUMER DISCRETIONARY SECTOR RISK. The Fund invests in companies in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by fads and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S.
dollar, investors may lose money if Brazil's currency depreciates against the
U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability,

                                       2

greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

EQUITY SECURITIES RISK. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

FINANCIALS SECTOR RISK. Companies in the financials sector are subject to extensive governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. The financials sector may also be adversely affected by increases in interest rates and loan losses, which usually increase in economic downturns.

INDUSTRIALS SECTOR RISK. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by environmental damages and product liability claims.
Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other governments' demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. and other government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on
U.S. and other government demand for their products and services.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in

                                       3

the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S.
and non-U.S. stock exchanges other than the U.S. stock exchange where the
Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the
Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO
THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to

                                       4

make it likely that the Fund's shares normally will trade on stock exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the
"bid" price) and the price at which they are willing to sell Fund shares (the
"ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all of the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

..   Lower levels of liquidity and market efficiency;

..   Greater securities price volatility;

..   Exchange rate fluctuations and exchange controls;

..   Less availability of public information about issuers;

..   Limitations on foreign ownership of securities;

..   Imposition of withholding or other taxes;

..   Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

..   Higher transaction and custody costs and delays in settlement procedures;

..   Difficulties in enforcing contractual obligations;

..   Lower levels of regulation of the securities market;

..   Weaker accounting, disclosure and reporting requirements; and

..   Legal principles relating to corporate governance, directors' fiduciary duties and

                                       5

    liabilities and stockholders' rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The
Fund invests in securities included in, or representative of, the Underlying
Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

PRIVATIZATION RISK. The Brazilian government has begun a program of privatization, notably in the telecommunications and energy sectors.
Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changed regulatory and legal standards. There is no assurance that similar losses will not recur.

RELIANCE ON TRADING PARTNERS RISK. Brazil is highly dependent on trade with other countries. The Brazilian economy is affected by the economies of other
Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities
(such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region, including Brazil's, are particularly sensitive to fluctuations in commodity prices.

ASIAN ECONOMIC RISK. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on Brazil's economy.

CENTRAL AND SOUTH AMERICAN REGIONAL ECONOMIC RISK. The Brazilian economy is affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.
In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region, including Brazil's, are particularly sensitive to fluctuations in commodity prices.

U.S. ECONOMIC RISK. The United States is a large trade and investment partner of Brazil. Decreasing U.S. imports, new trade regulations, changes in the U.S.
dollar exchange rates or a recession in the United States may have an adverse impact on Brazil's economy.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or of

                                       6

investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALL-CAPITALIZATION COMPANIES RISK. Many of the companies in which the Fund invests may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.

STRUCTURAL RISKS. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund:

ECONOMIC AND CURRENCY RISK. Brazil is heavily dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil, like some emerging market countries, is likely to experience currency devaluations and economic recessions causing a negative effect on its economy and securities market.

LARGE GOVERNMENT DEBT RISK. Brazil continues to suffer from chronic structural public sector deficits. Brazil's outstanding government debt has in recent times been as high as 51% of gross domestic product. Total foreign debt is still large in relation to Brazil's export base.

POLITICAL AND SOCIAL RISK. Disparities of wealth, the pace and success of democratization and capital market development and ethnic and religious and racial disaffection have led to social unrest, violence and labor unrest.
Unanticipated political or social developments may result in sudden and significant investment losses.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in the Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, which is the divergence of the Fund's performance from that of the Underlying
Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the
Fund incurs fees and expenses, while the Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

VALUATION RISK. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the
Fund's shares.

                                       7

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's statement of additional information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the
Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists.
This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust
(entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund's allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Peru Capped Index Fund, iShares MSCI
Brazil Index Fund, iShares MSCI Brazil Small Cap Index Fund, iShares MSCI Chile
Investable Market Index Fund, iShares MSCI China Small Cap Index Fund, iShares
MSCI Indonesia Investable Market Index Fund, iShares MSCI Israel Capped
Investable Market Index Fund, iShares MSCI Philippines Investable Market Index
Fund, iShares MSCI Poland Investable Market Index Fund, iShares MSCI Russia
Capped Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South
Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand
Investable Market Index Fund and iShares MSCI Turkey Investable Market Index
Fund. The aggregate management fee is calculated as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets over $16.0 billion, up to and including $32.0 billion plus 0.45% per annum of the aggregate net assets in excess of $32.0 billion.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.65%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a
wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by
BlackRock, Inc. ("BlackRock"). As of June 30, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.15 trillion. BFA, BTC,

                                       8

BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the
"Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team that have more limited responsibilities.

Diane Hsiung has been employed by BFA (formerly, Barclays Global Fund Advisors
("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2007. Prior to that, Ms. Hsiung was a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio
Manager of the Fund since 2010.

Greg Savage has been employed by BFA and BTC as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since
2010.

The Fund's SAI provides additional information about the Portfolio Managers'
compensation, other accounts managed by the Portfolio Managers and the
Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust
Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services
Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and
BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and
Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays
Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities
are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The
Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the

                                       9

interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940
Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund.
Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings.
Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the
Entities, may be paid licensing fees for use of their indices or index names.
Entities will not be obligated to license their indices to BlackRock, and
BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an
Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the

                                       10

Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE
FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES
(1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies.
The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "EWZS".

Shares of the Fund may be acquired or redeemed directly from the Fund only in
Creation Units or multiples thereof, as discussed in the CREATIONS AND
REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the
Fund generally trade in the secondary market in amounts less than a Creation
Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund generally sells and redeems its shares directly

                                       11

through transactions that are in-kind, and/or for cash, subject to the conditions described below under Creation and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors.
Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not

                                       12

be updated during U.S. trading hours if such holdings do not trade in the U.S.
The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the Sao Paulo Stock Exchange (Bovespa) (normally 5:00 p.m. Sao
Paulo, Brazil time) on each day that the New York Stock Exchange ("NYSE") is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial
Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements)
and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

.. Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

.. Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

.. Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

                                       13

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in non-U.S. currencies is converted into U.S.
dollars using exchange rates deemed appropriate by BFA as investment adviser.
Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the
Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a
PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend
Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

                                       14

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income
(other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses
(capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates for taxable years beginning on or before December 31, 2010. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010. Maximum long-term capital gain income tax rates are scheduled to rise to 20% in 2011.
Recent legislation will impose, beginning in 2013, a new 3.8% U.S. federal
Medicare contribution tax on "net investment income," including interest, dividends, and capital gains, of U.S. individuals with income exceeding
$200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified
non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the
Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States securities market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United
States does not have an appropriate comprehensive income tax treaty with
Brazil.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a
REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after
December 31, 2010.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the
Fund, and to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

                                       15

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholders costs basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a
30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a
non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. Beginning in 2013, withholding will be imposed on all distributions, redemptions and proceeds from sales of Fund shares payable to shareholders that are non-U.S. entities, unless certain disclosures are made by such non-U.S. entities as to any of their direct and indirect U.S. owners.

Dividends, interest and capital gains earned by the Fund with respect to
non-U.S. securities may give rise to withholding and other taxes imposed by
non-U.S. countries. Tax conventions between certain countries and the United
States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities, the Fund may "pass through" to you certain non-U.S. income taxes
(including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such
non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in
2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for

                                       16

purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

If your Fund shares are lent out pursuant to a securities lending arrangement, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S.
FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR
PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON
FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT
THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL
APPLICABLE TAX LAWS.

BRAZILIAN TAXES. Brazil imposes a 2% tax applicable to certain foreign exchange inflows into Brazil. This tax is not eligible for the "pass through" treatment discussed above.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution
Co. (the "Distributor"). Only an Authorized Participant may create or redeem
Creation Units directly with the Fund. These transactions are usually in exchange for cash.

Similarly, shares can be redeemed only in Creation Units, generally for a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE
NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a
"qualified institutional buyer," as such term is defined under Rule 144A of the
1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing
Corporation or a DTC participant and has executed an agreement with the
Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933
Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any

                                       17

determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

COSTS ASSOCIATED WITH CREATIONS AND REDEMPTIONS. Authorized Participants are
charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation
Units. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the applicable business day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the applicable business day. In addition, if a purchase or redemption consists of a cash portion (including any transactions through DTC for cash), the Authorized Participant may be required to cover certain brokerage, tax, foreign exchange, execution, market impact (including expenses associated with certain brokerage execution guarantees, as further described in the Fund's SAI)
and other costs and expenses related to the execution of trades resulting from the cash portion of such transactions. The Authorized Participants may also be required to pay an additional charge (up to the maximum amounts shown below) to cover other costs related to a creation or redemption transaction. Investors who use the services of a broker or other financial intermediary may pay fees for such services.

The following table shows, as of September 24, 2010, the approximate value of one Creation Unit, and standard fees and maximum additional charges for creations and redemptions (as described above):

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/             CHARGE               CHARGE
   VALUE OF A      CREATION       REDEMPTION             FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $1,250,000        50,000          $ 3,200              3.0%                  2.0%

-----------
*    As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard transaction fee.

                                       18

HOUSEHOLDING. Householding is an option available to certain Fund investors.
Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The
Distributor does not maintain a secondary market in shares of the Fund. The
Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER
INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR
HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

Financial highlights for the Fund are not available because, as of the effective date of this Prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, BTC,
BFA, State Street, the Distributor or any of their respective affiliates.

                                       19

BTC has entered into a license agreement with the Index Provider to use the
Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE
OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY,
EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF
THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE
FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK
MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS
AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED,
COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE
FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BTC, BFA OR THE OWNERS OF
THE SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR
CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT
PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF
THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY
WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY
OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH
THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE
CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER
MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE
INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES
ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE,
LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR
ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED
THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI FOR USE HEREIN OR FOR
ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED
WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES
OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO
EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT,
SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS)
EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE
ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF
THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE
FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE
ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS
NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION

                                       20

OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE
DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND
TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH
THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS
OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR
TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE
UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY,
EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE
FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES
OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR
ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED
HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES
AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA
HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL
OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE
POSSIBILITY OF SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX
OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS,
OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND
OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM
THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO
EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE
FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE,
DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF
NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                       21

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the
iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2.    From the main page, select the first letter of your brokerage firm's name.

3.    Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available.
      Please contact your brokerage firm or financial adviser.

4.    Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:

     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at
1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-EWZS-0411

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

ISHARES(R) TRUST

Statement of Additional Information

Dated September 24, 2010 (as revised March 31, 2011)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ( the "Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

FUND                                                      TICKER    STOCK EXCHANGE
-----------------------------------------------------     ------    --------------
iShares MSCI Brazil Small Cap Index Fund (the "Fund")     EWZS        NYSE Arca

The Prospectus for the Fund is dated September 24, 2010. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the
"Distributor") at One Freedom Valley Drive, Oaks, PA 19456, calling
1-800-iShares (1-800-474-2737) or visiting WWW.ISHARES.COM.

iShares(R) is a registered trademark of BlackRock Institutional Trust
Company, N.A. ("BTC").

                                                                  PAGE
                                                                 -----
General Description of the Trust and the Fund                       1
Exchange Listing and Trading                                        1
Investment Strategies and Risks                                     2
   Diversification Status                                           2
   Lending Portfolio Securities                                     2
   Repurchase Agreements                                            3
   Reverse Repurchase Agreements                                    3
   Currency Transactions                                            4
   Securities of Investment Companies                               4
   Non-U.S. Securities                                              4
   Illiquid Securities                                              5
   Short-Term Instruments and Temporary Investments                 5
   Futures and Options                                              5
   Options on Futures Contracts                                     6
   Swap Agreements                                                  6
   Tracking Stocks                                                  6
   Future Developments                                              6
General Considerations and Risks                                    7
   Risks of Equity Securities                                       7
   Risks of Derivatives                                             7
   Risks of Futures and Options Transactions                        7
   Securities Lending Risk                                          8
   Risks of Swap Agreements                                         8
   Risks of Investing in Non-U.S. Equity Securities                 8
   Dividend Risk                                                    9
Proxy Voting Policy                                                 9
Portfolio Holdings Information                                     10
Construction and Maintenance of the Underlying Index               11
The MSCI Indexes                                                   11
   MSCI Brazil Small Cap Index                                     13
Investment Limitations                                             13
Continuous Offering                                                14
Management                                                         15
   Trustees and Officers                                           15
   Committees of the Board of Trustees                             21
   Remuneration of Trustees                                        24

                                       i

                                                                  PAGE
                                                                 -----
   Control Persons and Principal Holders of Securities             25
   Potential Conflicts of Interest                                 25
Investment Advisory, Administrative and Distribution Services      31
   Investment Adviser                                              31
   Portfolio Managers                                              32
   Codes of Ethics                                                 33
   Anti-Money Laundering Requirements                              33
   Administrator, Custodian and Transfer Agent                     34
   Distributor                                                     34
   Financial Intermediary Compensation                             34
Brokerage Transactions                                             35
Additional Information Concerning the Trust                        37
   Shares                                                          37
   Termination of the Trust or the Fund                            37
   DTC as Securities Depository for Shares of the Fund             37
Creation and Redemption of Creation Units                          38
   General                                                         38
   Fund Deposit                                                    39
   Procedures for Creation of Creation Units                       39
   Placement of Creation Orders                                    40
   Issuance of a Creation Unit                                     40
   Acceptance of Orders for Creation Units                         40
   Costs Associated with Creation Transactions                     41
   Redemption of Shares in Creation Units                          41
   Costs Associated with Redemption Transactions                   42
   Placement of Redemption Orders                                  42
   Regular Holidays                                                43
Taxes                                                              44
   Regulated Investment Company Qualifications                     44
   Taxation of RICs                                                44
   Excise Tax                                                      44
   Net Capital Loss Carryforwards                                  45
   Taxation of U.S. Shareholders                                   45
   Sales of Shares                                                 46
   Back-Up Withholding                                             46
   Sections 351 and 362                                            46
   Taxation of Certain Derivatives                                 46

                                       ii

                                                                  PAGE
                                                                 -----
   Qualified Dividend Income                                       47
   Excess Inclusion Income                                         48
   Non-U.S. Investments                                            48
   Passive Foreign Investment Companies                            48
   Reporting                                                       49
   Other Taxes                                                     49
   Taxation of Non-U.S. Shareholders                               49
Financial Statements                                               50
Miscellaneous Information                                          50
   Counsel                                                         50
   Independent Registered Public Accounting Firm                   50
   Shareholder Communications to the Board                         51

                                       iii

General Description of the Trust and the Fund

The Trust currently consists of more than 180 investment series or portfolios.
The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange
Commission (the "SEC") under the Investment Company Act of 1940, as amended
(the "1940 Act"). The offering of the Trust's shares is registered under the
Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. The Fund is managed by
BlackRock Fund Advisors ("BFA" or the "Investment Adviser"), a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The Fund offers and issues shares at their net asset value per share ("NAV")
only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for cash or, if permitted by applicable laws, for a basket of equity securities included in its Underlying Index (the "Deposit
Securities"), together with the deposit of a specified cash payment (the "Cash
Component"). Shares of the Fund are listed and trade on NYSE Arca, Inc. ("NYSE
Arca" or the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit
Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 115%, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the
CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees and other costs for cash creations or redemptions may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the SHAREHOLDER INFORMATION section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the
Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the
"indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape
Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data

                                       1

vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit
Securities required to be deposited in connection with the purchase of a
Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying
Index. The Fund operates as an index fund and will not be actively managed.
Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying
Index. Funds that use representative sampling generally do not hold all of the securities that are in the Underlying Index.

DIVERSIFICATION STATUS. The Fund is classified as "non-diversified." A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund's investment portfolio. This may adversely affect the fund's performance or subject the fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment
Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal
Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

LENDING PORTFOLIO SECURITIES.  The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in

                                       2

certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the
Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Fund engages in securities lending, BTC acts as securities lending agent for the Fund subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (I.E., the
Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for the Fund should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (I.E., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

REVERSE REPURCHASE AGREEMENTS.  The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements

                                       3

may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

CURRENCY TRANSACTIONS.  The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the
Fund's assets that are denominated in a non-U.S. currency. The Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

SECURITIES OF INVESTMENT COMPANIES.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by or otherwise affiliated with BFA, in excess of the limits discussed above.
Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

NON-U.S. SECURITIES.  The Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of
non-U.S. issuers, the Fund's investment in such stocks may be in the form of
American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and
European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts").
Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer.
For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of
Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary
Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the
United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary
Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.
Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

                                       4

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S.
economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment).
Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS.  The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i)
shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S.
government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers'
acceptances, fixed-time deposits and other obligations of U.S. and non-U.S.
banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, "Prime-1" by Moody's(R) Investors
Service, Inc., "F-1" by Fitch Inc., or "A-1" by Standard & Poor's(R) (a
division of The McGraw-Hill Companies, Inc.) ("S&P(R)"), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and
(vii) short-term U.S. dollar-denominated obligations of non-U.S. banks
(including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES AND OPTIONS.  The Fund may enter into futures contracts and options.
These futures contracts and options will be used to simulate investment in the
Underlying Index, to facilitate trading or to reduce transaction costs. The
Fund may enter into futures contracts and options that are traded on a U.S. or
non-U.S. exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule
4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The
Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund maintains liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (I.E., the Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By

                                       5

maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the
SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

OPTIONS ON FUTURES CONTRACTS.  An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds
(in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the
Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the "strike price," less the premium received from writing the put.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

SWAP AGREEMENTS.  The Fund may engage in swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TRACKING STOCKS.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

FUTURE DEVELOPMENTS.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this
SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

                                       6

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

RISKS OF EQUITY SECURITIES.  An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

RISKS OF DERIVATIVES.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

RISKS OF FUTURES AND OPTIONS TRANSACTIONS.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Fund's
Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss

                                       7

by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses.
In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

SECURITIES LENDING RISK.  The Fund may engage in securities lending. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

RISKS OF SWAP AGREEMENTS.  The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (E.G., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES.  An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization;
different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

RISKS OF INVESTING IN BRAZIL.Investment in securities of companies domiciled in
Brazil involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, a high level of price volatility in the Brazilian equity and currency markets, chronic structural public sector deficits and disparities of wealth.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the
Brazilian economy. Inflationary pressures also may limit the ability of certain
Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the
Brazilian economy, which in turn could adversely affect the Fund's investments.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on
Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian

                                       8

economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil. In the past, the Brazilian government has maintained domestic price controls, and no assurances can be given that price controls will not be re-imposed in the future.

Investments in Brazilian securities may be subject to certain restriction on foreign investment. Brazilian law provides that whenever a serious imbalance in
Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.
There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future, which could have the effect of preventing or restricting access to foreign currency.

The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crisis in neighboring emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which the Fund may invest.

DIVIDEND RISK.  There is no guarantee that the issuer of the stocks held by the
Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BFA's role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S.
securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA's approach is also driven by our clients' economic interests.
The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting)
proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BFA or
BFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

    .   The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

                                       9

    .   The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

    .   The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BFA or BFA's affiliates (if any) or the Distributor or the Distributor's affiliates, from having undue influence on BFA's proxy voting activity. In certain instances,
BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BFA voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares
(1-800-474-2737) or through the Fund's website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund's shareholders; (ii) does not put the interests of
BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective
Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective
Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive
Orders and as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii)
above are generally limited to National Securities Clearing Corporation
("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized
Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including
Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation
Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the
Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at
WWW.ISHARES.COM. More information about this disclosure is available at
WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in

                                       10

connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the Underlying Index is provided below.

The MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world equity markets. The MSCI standard equity indexes have covered the world's developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all standard equity indexes, developed and emerging.

MSCI's Global Investable Market Indexes (the "MSCI GIMI") provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free-float adjusted market capitalization in each market of large, mid and small cap securities.

..    MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market's free-float adjusted market capitalization.

..    MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global
     Standard Indexes by including above and beyond the coverage of the MSCI
     Global Standard Indexes.

MSCI GLOBAL INVESTABLE MARKET INDEXES

SELECTION CRITERIA. MSCI's index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v)
applying index continuity rules for the MSCI Global Standard Index.

DEFINING THE EQUITY UNIVERSE. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of August 2010, 24 are classified as developed markets and 21 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe.
REITs in some countries and

                                       11

certain income trusts in Canada are also eligible for inclusion. Each company and its securities (I.E., share classes) are classified in only one country.

DETERMINING THE MARKET INVESTABLE EQUITY UNIVERSE FOR EACH MARKET. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

DETERMINING MARKET CAPITALIZATION SIZE SEGMENTS FOR EACH MARKET. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap
Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the
aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the
aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index.
In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

..    Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and

..    Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

APPLYING FINAL SIZE SEGMENT INVESTABILITY REQUIREMENTS. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These
investability requirements include minimum free float market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.

APPLYING INDEX CONTINUITY RULES FOR THE STANDARD INDEX. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

WEIGHTING. All indexes of the MSCI GIMI are free-float weighted, I.E., companies are included in the indexes at the value of their free public float
(free float multiplied by security price).

REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of approximately 99% of free-float adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

FREE FLOAT. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI's free-float adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.

PRICE AND EXCHANGE RATES

PRICES. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

EXCHANGE RATES. As of July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m., London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year's Day), the previous business day`s rates are normally used. MSCI independently monitors the exchange rates on all its indices. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the
WM/Reuters rates are not

                                       12

available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.

CHANGES TO THE INDEXES. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets.
In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

..    Semi-Annual Index Reviews ("SAIRs"), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;

..    Quarterly Index Reviews ("QIRs"), aimed at promptly reflecting other significant market events; and

..    Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.

MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts
QIRs generally as of the close of the last business day of February and August.
During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.

MSCI BRAZIL SMALL CAP INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 79
--------------------------------------

INDEX DESCRIPTION. The Underlying Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of equity securities listed on stock exchanges in Brazil. As of September 1, 2010, the Index had 79
constituents and its three largest sectors by component weighting were consumer discretionary, industrials and financials.

ADDITIONAL INFORMATION. "MSCI," "Morgan Stanley Capital International" and
"MSCI Index" are service marks of Morgan Stanley Capital International and have been licensed for use by BTC. The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International. Nor does Morgan Stanley
Capital International make any representation regarding the advisability of investing in the Fund.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and the
Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940
Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

THE FUND WILL NOT:

1.   Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the
     Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities

                                       13

    of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.   Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i)
     and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.   Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the
     Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6.   Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BFA considers the following factors:

    .   The frequency of trades and quotes for the security;

    .   The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

    .   Dealer undertakings to make a market in the security; and

    .   The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with
Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least
80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in the Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

                                       14

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the
Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters"
but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

TRUSTEES AND OFFICERS.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President,
Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The Trust, iShares, Inc., Master Investment Portfolio and BlackRock Funds III
(formerly, Barclays Global Investors Funds), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 215 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard
Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock,
Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has
designated George G.C. Parker as its Independent Chairman.

INTERESTED TRUSTEES

                                                 PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
     NAME (AGE)            POSITION              DURING THE PAST 5 YEARS                     HELD BY TRUSTEE
-------------------- -------------------- ------------------------------------- ----------------------------------------
Robert S. Kapito/1/  Trustee              President and Director, BlackRock,    Director of iShares, Inc. (since 2009);
(53)                 (since 2009)         Inc. (since 2006 and 2007,            Director of BlackRock, Inc. (since
                                          respectively); Vice Chairman of       2007).
                                          BlackRock, Inc. and Head of
                                          BlackRock's Portfolio Management
                                          Group (since its formation in 1998)
                                          and BlackRock's predecessor entities
                                          (since 1988); Trustee, University of
                                          Pennsylvania (since 2009); Chairman,
                                          Hope & Heroes Children's Cancer
                                          Fund (since 2002); President of the
                                          Board of Directors, Periwinkle
                                          Theatre for Youth (since 1983).

                                       15

                                                 PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
     NAME (AGE)            POSITION              DURING THE PAST 5 YEARS                     HELD BY TRUSTEE
-------------------- -------------------- ------------------------------------- ----------------------------------------
Michael Latham/2/    Trustee (since       Global Chief Executive Officer of     Director of iShares, Inc. (since 2010).
(44)                 2010); President     iShares, BTC (since 2010); Managing
                     (since 2007).        Director, BTC (since 2009); Head of
                                          Americas iShares, Barclays Global
                                          Investors ("BGI") (2007-2009);
                                          Director and Chief Financial Officer
                                          of Barclays Global Investors
                                          International, Inc. (2005-2009);
                                          Chief Operating Officer of the
                                          Intermediary Investor and Exchange
                                          Traded Products Business of BGI
                                          (2003- 2007).

---------
/1/  Robert S. Kapito is deemed to be an "interested person" (as defined in the
     1940 Act) of the Trust due to his affiliations with BlackRock, Inc.

/2/  Michael Latham is deemed to be an "interested person" (as defined in the
     1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

INDEPENDENT TRUSTEES

                                                 PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
     NAME (AGE)            POSITION              DURING THE PAST 5 YEARS                     HELD BY TRUSTEE
-------------------- -------------------- ------------------------------------- ----------------------------------------
George G.C. Parker   Trustee (since       Dean Witter Distinguished Professor   Director of iShares, Inc. (since 2002);
(71)                 2000); Independent   of Finance, Emeritus, Stanford        Independent Chairman of iShares,
                     Chairman (since      University: Graduate School of        Inc. (since 2010); Director of
                     2010).               Business (since 1994).                Continental Airlines, Inc. (since
                                                                                1996); Director of Community First
                                                                                Financial Group (since 1995);
                                                                                Director of Tejon Ranch Company
                                                                                (since 1999); Director of Threshold
                                                                                Pharmaceuticals (since 2004);
                                                                                Director of NETGEAR, Inc. (since
                                                                                2007).

John E. Martinez     Trustee              Director of Real Estate Equity        Director of iShares, Inc. (since 2003);
(48)                 (since 2003).        Exchange (since 2005).                Chairman, Independent Review
                                                                                Committee, Canadian iShares Funds
                                                                                (since 2007).

Cecilia H. Herbert   Trustee              Director (since 1998) and President   Director of iShares, Inc. (since 2005);
(61)                 (since 2005).        (since 2007) of the Board of          Director, Forward Funds (34
                                          Directors, Catholic Charities CYO;    portfolios) (since 2009).
                                          Trustee of Pacific Select Funds
                                          (2004-2005); Trustee (since 2005)
                                          and Chair of the Finance and
                                          Investment Committees (since 2006)
                                          of the Thacher School; Chair of
                                          Investment Committee, Archdiocese
                                          of San Francisco (1994-2005).

                                       16

                                                 PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
     NAME (AGE)            POSITION              DURING THE PAST 5 YEARS                     HELD BY TRUSTEE
------------------   ---------------      ------------------------------------- ----------------------------------------
Charles A. Hurty     Trustee              Retired; Partner, KPMG LLP (1968-     Director of iShares, Inc. (since 2005);
(66)                 (since 2005).        2001).                                Director of GMAM Absolute Return
                                                                                Strategy Fund (1 portfolio) (since
                                                                                2002); Director of Citigroup
                                                                                Alternative Investments Multi-
                                                                                Adviser Hedge Fund Portfolios LLC (1
                                                                                portfolio) (since 2002).

John E. Kerrigan     Trustee              Chief Investment Officer, Santa Clara Director of iShares, Inc. (since 2005).
(54)                 (since 2005).        University (since 2002).

Robert H. Silver     Trustee              President and Co-Founder of The       Director of iShares, Inc. (since 2007).
(54)                 (since 2007).        Bravitas Group, Inc. (since 2006);
                                          Member, Non-Investor Advisory Board
                                          of Russia Partners II, LP (since
                                          2006); President and Chief Operating
                                          Officer (2003-2005) and Director
                                          (1999-2005) of UBS Financial
                                          Services, Inc.; President and Chief
                                          Executive Officer of UBS Services
                                          USA, LLC (1999-2005); Managing
                                          Director, UBS America, Inc. (2000-
                                          2005); Director and Vice Chairman of
                                          the YMCA of Greater NYC (since 2001);
                                          Broadway Producer (since 2006);
                                          Co-Founder and Vice President of
                                          Parentgiving Inc. (since 2008);
                                          Director and Member of the Audit and
                                          Compensation Committee of EPAM
                                          Systems, Inc. (2006-2009).

OFFICERS

                                                 PRINCIPAL OCCUPATION(S)
     NAME (AGE)            POSITION              DURING THE PAST 5 YEARS
-------------------  -------------------- -------------------------------------
Geoffrey D. Flynn    Executive Vice       Managing Director, BTC (since 2009);
(53)                 President and Chief  Chief Operating Officer, U.S. iShares,
                     Operating Officer    BGI (2007-2009); President, Van
                     (since 2008).        Kampen Investors Services (2003-
                                          2007); Managing Director, Morgan
                                          Stanley (2002-2007); President,
                                          Morgan Stanley Trust, FSB (2002-
                                          2007).

                                       17

                                                 PRINCIPAL OCCUPATION(S)
     NAME (AGE)            POSITION              DURING THE PAST 5 YEARS
-------------------- -------------------- -------------------------------------
Jack Gee             Treasurer and Chief  Managing Director, BTC (since 2009);
(50)                 Financial Officer    Senior Director of Fund
                     (since 2008).        Administration of Intermediary
                                          Investor Business of BGI (2009);
                                          Director of Fund Administration of
                                          Intermediary Investor Business of BGI
                                          (2004-2009).

Eilleen M. Clavere   Secretary            Director, BTC (since 2009); Director
(57)                 (since 2007).        of Legal Administration of
                                          Intermediary Investor Business of BGI
                                          (2006-2009); Legal Counsel and Vice
                                          President of Atlas Funds, Atlas
                                          Advisers, Inc. and Atlas Securities,
                                          Inc. (2005-2006); Counsel of
                                          Kirkpatrick & Lockhart LLP (2001-
                                          2005).

Ira P. Shapiro       Vice President and   Managing Director, BTC (since 2009);
(46)                 Chief Legal Officer  Associate General Counsel, BGI
                     (since 2007).        (2004-2009).

Amy Schioldager      Executive Vice       Managing Director, BTC (since 2009);
(47)                 President            Global Head of Index Equity, BGI
                     (since 2007).        (2008-2009); Global Head of U.S.
                                          Indexing, BGI (2006-2008); Head of
                                          Domestic Equity Portfolio
                                          Management, BGI (2001-2006).

Patrick O'Connor     Vice President       Managing Director, BTC (since 2009);
(42)                 (since 2007).        Head of iShares Portfolio
                                          Management, BGI (2006-2009);
                                          Senior Portfolio Manager, BGI (1999-
                                          2006).

Lee Sterne           Vice President       Managing Director, BTC (since 2009);
(44)                 (since 2007).        Head of U.S. Fixed Income Index and
                                          iShares, BGI (2007-2009); Senior
                                          Portfolio Manager, BGI (2004-2007).

Matt Tucker          Vice President       Managing Director, BTC (since 2009);
(37)                 (since 2007).        Director of Fixed Income Investment
                                          Strategy, BGI (2009); Head of U.S.
                                          Fixed Income Investment Solutions,
                                          BGI (2005-2008); Fixed Income
                                          Investment Strategist, BGI (2003-
                                          2005).

The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the
Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as
Trustees. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's educational background or professional training; business, consulting, public service or academic positions;
experience from service as a board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief

                                       18

discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a
Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009 and a Director of BlackRock, Inc.
since 2007. In addition, he has over 20 years of experience as part of
BlackRock, Inc. and BlackRock's predecessor entities. Mr. Kapito serves as
President and Director of BlackRock, Inc., and is the Chairman of the Operating
Committee, a member of the Office of the Chairman, the Leadership Committee and
the Corporate Council. He is responsible for day-to-day oversight of
BlackRock's key operating units, including the Account Management and Portfolio
Management Groups, Real Estate Group and BlackRock Solutions(R). Prior to
assuming his current responsibilities in 2007, Mr. Kapito served as Head of
BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed
Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is
also Chairman of the Hope & Heroes Children's Cancer Fund, since 2002, and
President of the Board of Directors for Periwinkle Theatre for Youth, a
national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of
Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Trustee of the Trust since 2010. Mr. Latham has served as a Director of iShares, Inc. since 2010. In addition, Mr. Latham has served as President of the Trust and iShares, Inc. since 2007. He served as
Principal Financial Officer of the Trust and iShares, Inc. from 2002 until
2007. Mr. Latham is the global head of BlackRock's iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock,
Inc. and BlackRock's predecessor entities. Prior to assuming his current responsibilities in April 2009 and July 2010, he was head of BlackRock's
iShares exchange-traded fund business for the U.S. and Canada and Chief
Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in
1988.

George G.C. Parker has been a Trustee of the Trust since 2000, and Chairman of the Trust's Board since 2010. Mr. Parker served as Lead Independent Trustee of the Trust from 2006 to 2010. Mr. Parker has served as a Director of iShares,
Inc. since 2002, Chairman of iShares, Inc.'s Board of Directors since 2010 and
Lead Independent Director of iShares, Inc. from 2006 to 2010. Mr. Parker also served as the head of the Nominating and Governance Committee for the Trust and
iShares, Inc. from 2002 to 2010. Mr. Parker also serves as Director on five other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance
(Emeritus) at the Stanford Graduate School of Business. He teaches courses in
Corporate Finance in the MBA Program, Stanford Sloan Program for Executives,
and in various other Executive Education Programs at the School. Mr. Parker's
teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds an MBA and PhD degree from the Stanford Business
School.

John E. Martinez has been a Trustee of the Trust since 2003. Mr. Martinez has served as a Director of iShares, Inc. since 2003. Mr. Martinez is a Director of
EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors
(BGI) UK Holdings, where he provided governance oversight representing BGI's shareholders (Barclays PLC, BGI management shareholders) through oversight of
BGI's worldwide activities. Since 2007, Mr. Martinez also serves as the
Chairman of the Independent Review Committee for the Canadian iShares Funds.
This committee provides guidance and oversight of potential conflicts of interest between the mutual fund advisor and shareholders. Since 2003, he is a
Director and Executive Committee Member for Larkin Street Youth Services,
providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB in economics from The University of California, Berkeley and holds an MBA in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Trustee of the Trust since 2005. Ms. Herbert has served as a Director of iShares, Inc. since 2005. She is President of the Board of the Catholic Charities CYO, among the Bay Area's largest, private social services organizations serving the homeless, poor, aged, families, children and
AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1991, which she chaired from 1994 to 2006. She is a Trustee of the Thacher School, since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director since 2010 and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert

                                       19

previously served as a Trustee for the Pacific Select Funds and The Montgomery
Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan
Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert
has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005. Mr. Hurty has served as a Director of iShares, Inc. since 2005. Mr. Hurty has also served as the head of the Audit Committee of the Trust and iShares, Inc. since 2006. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy
Fund since 2002, Director of the Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC since 2002 and was a Director of the
CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to
2001. Mr. Hurty has a BS in accounting from University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005. Mr. Kerrigan also serves as the Chair of the Nominating and Governance Committee of the Trust and iShares,
Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara
University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill
Lynch & Co, including the following responsibilities: Global Manager of
Institutional Client Division eCommerce, Global Manager of Technology
Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation
Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools,
Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area
Scholarships for Inner City Children). Mr. Kerrigan has a BA from Boston
College and is a Chartered Financial Analyst.

Robert H. Silver has been a Trustee of the Trust since 2007. Mr. Silver has served as a Director of iShares, Inc. since 2007. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc.,
the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the
Depository Trust and Clearing Corporation ("DTCC") and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chairs its Fund Development Committee, since 2001, and Co-Founder and Vice President of Parentgiving Inc., since 2008. Mr. Silver began his career as a CPA at KPMG
LLP from 1983 until 1997. Mr. Silver has a BS in business administration from the University of North Carolina.

Board - Leadership Structure and Oversight Responsibilities
-----------------------------------------------------------

Overall responsibility for oversight of the Fund rests with the Board. The
Board has engaged BFA to manage the Fund on a day-to day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust's charter. The Board is currently composed of nine members, seven of whom are Independent Trustees
(defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of
Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other
Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The

                                       20

Board has established a Nominating and Governance Committee and an Audit
Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board and each standing
Committee conduct annual assessments of their oversight function and structure.
The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent
Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of
BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board's general oversight of the
Fund and is addressed as part of various Board and committee activities. The
Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management's risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief
Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

COMMITTEES OF THE BOARD OF TRUSTEES. Each Trustee who is not an interested person (as defined in the 1940 Act) of the Trust ("Independent Trustee") serves on the Audit Committee and the Nominating and Governance Committee of the
Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the
Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants;
(v) in complying with legal and regulatory requirements that relate to the
Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended
August 31, 2010.

The Nominating and Governance Committee nominates individuals for Independent
Trustee membership on the Board. The Nominating and Governance Committee
functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an
Independent Trustee; (ii) recommending to the Board and current Independent
Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent
Trustee to the Board and current Independent Trustees to serve as Lead
Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent
Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The
Nominating and Governance Committee does not consider Board nomination(s)
recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The
Nominating and Governance Committee met four times during the fiscal year ended
August 31, 2010.

The following table sets forth, as of December 31, 2009, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of

                                       21

investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

                                                                                                       AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN ALL
                                                                                                        REGISTERED INVESTMENT
                                                                                                        COMPANIES OVERSEEN BY
                                                                           DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                          SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  --------------------------------------------------  ------------------------  ----------------------------
Robert Kapito         None                                                None                      None

John E. Martinez      iShares Barclays 7-10 Year Treasury Bond Fund       Over $100,000             Over $100,000

                      iShares Barclays Short Treasury Bond Fund           Over $100,000

                      iShares Barclays TIPS Bond Fund                     Over $100,000

                      iShares MSCI All Country Asia ex Japan Index        Over $100,000
                      Fund

                      iShares MSCI EAFE Index Fund                        Over $100,000

                      iShares Russell 1000 Index Fund                     Over $100,000

                      iShares Russell 1000 Value Index Fund               Over $100,000

                      iShares S&P 500 Index Fund                          Over $100,000

                      iShares S&P Global Consumer Staples Sector          Over $100,000
                      Index Fund

George G.C. Parker    iShares Barclays 1-3 Year Treasury Bond Fund        $1-$10,000                Over $100,000

                      iShares Barclays Aggregate Bond Fund                $10,001-$50,000

                      iShares Dow Jones Select Dividend Index Fund        Over $100,000

                      iShares iBoxx $ Investment Grade Corporate Bond     Over $100,000
                      Fund

                      iShares MSCI EAFE Index Fund                        Over $100,000

                      iShares Russell 2000 Index Fund                     $50,001-$100,000

                      iShares S&P 100 Index Fund                          Over $100,000

                      iShares S&P 500 Growth Index Fund                   $10,001-$50,000

                      iShares S&P 500 Index Fund                          Over $100,000

                      iShares S&P California AMT-Free Municipal Bond      Over $100,000
                      Fund

                      iShares S&P Global 100 Index Fund                   $10,001-$50,000

Cecilia H. Herbert    iShares Barclays 1-3 Year Treasury Bond fund        $10,001-$50,000           Over $100,000

                      iShares Barclays Aggregate Bond Fund                $10,001-$50,000

                      iShares Barclays TIPS Bond Fund                     $10,001-$50,000

                      iShares FTSE/Xinhua China 25 Index Fund             Over $100,000

                      iShares iBoxx $ High Yield Corporate Bond Fund      $10,001-$50,000

                      iShares MSCI EAFE Index Fund                        $10,001-$50,000

                      iShares MSCI Emerging Markets Index Fund            $50,001-$100,000

                      iShares MSCI Pacific ex-Japan Index Fund            $10,001-$50,000

                                       22

                                                                                                       AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN ALL
                                                                                                        REGISTERED INVESTMENT
                                                                                                        COMPANIES OVERSEEN BY
                                                                           DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                          SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  --------------------------------------------------  ------------------------  ----------------------------
                      iShares Russell 1000 Growth Index Fund              $10,001-$50,000

                      iShares S&P 500 Index Fund                          $50,001-$100,000

                      iShares S&P MidCap 400 Index Fund                   $10,001-$50,000

Charles A. Hurty      iShares Dow Jones Financial Sector Index Fund       $1-$10,000                Over $100,000

                      iShares Dow Jones Select Dividend Index Fund        $1-$10,000

                      iShares Dow Jones U.S. Energy Sector Index Fund     $10,001-$50,000

                      iShares Dow Jones U.S. Technology Sector Index      $10,001-$50,000
                      Fund

                      iShares FTSE/Xinhua China 25 Index Fund             $10,001-$50,000

                      iShares MSCI EAFE Index Fund                        $10,001-$50,000

                      iShares MSCI Japan Index Fund                       $10,001-$50,000

                      iShares S&P 500 Index Fund                          $10,001-$50,000

                      iShares S&P Global Energy Sector Fund               $1-$10,000

John E. Kerrigan      iShares MSCI ACWI ex US Index Fund                  Over $100,000             Over $100,000

                      iShares S&P Short Term National AMT-Free            Over $100,000
                      Municipal Bond Fund

Robert H. Silver      iShares Barclays 1-3 Year Credit Bond Fund          Over $100,000             Over $100,000

                      iShares Barclays 1-3 Year Treasury Bond Fund        Over $100,000

                      iShares Barclays Aggregate Bond Fund                $10,001-$50,000

                      iShares Dow Jones U.S. Broker-Dealers Index Fund    Over $100,000

                      iShares Dow Jones U.S. Financial Services Index     $50,001-$100,000
                      Fund

                      iShares Dow Jones U.S. Regional Banks Index         $50,001-$100,000
                      Fund

                      iShares iBoxx $ Investment Grade Corporate Bond     Over $100,000
                      Fund

                      iShares MSCI ACWI ex US Index Fund                  Over $100,000

                      iShares MSCI BRIC Index Fund                        $10,001-$50,000

                      iShares MSCI EAFE Index Fund                        Over $100,000

                      iShares Russell 1000 Growth Index Fund              $50,001-$100,000

                      iShares Russell 1000 Value Index Fund               $50,001-$100,000

                      iShares Russell 2000 Growth Index Fund              $10,001-$50,000

                      iShares Russell 2000 Value Index Fund               $10,001-$50,000

                      iShares Russell 3000 Index Fund                     $50,001-$100,000

                      iShares S&P 500 Index Fund                          Over $100,000

                                       23

                                                                                                       AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN ALL
                                                                                                        REGISTERED INVESTMENT
                                                                                                        COMPANIES OVERSEEN BY
                                                                           DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                          SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  --------------------------------------------------  ------------------------  ----------------------------
                      iShares S&P Europe 350 Index Fund                   $10,001-$50,000

                      iShares S&P U.S. Preferred Stock Index Fund         Over $100,000

                      iShares S&P/Citigroup International Treasury        $1-$10,000
                      Bond Fund

Darrell Duffie*       None                                                None                      None

----------
/1/  Beneficial ownership is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
*    Served as Trustee through March 19, 2011.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the
Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

REMUNERATION OF TRUSTEES.  For the calendar year ended December 31, 2009, the
Trust paid each Independent Trustee $127,500 for meetings of the Board attended by the Trustee; the Trust also paid Charles Hurty an annual fee of $20,000 for service as the Chairperson of the Board's Audit Committee and George G.C.
Parker an annual fee of $25,000 for service as the Board's Lead Independent
Trustee. For the calendar year ended December 31, 2009, John Martinez, John
Kerrigan and Cecilia Herbert were also each entitled to $17,500 for his or her service on a committee of the Board that considered matters relating to securities lending, and $5,878 for his or her service as a director of a subsidiary of the Trust. Effective January 1, 2010, the Trust pays each
Independent Trustee $110,000 for meetings of the Board attended by the Trustee;
also the Trust pays Charles Hurty an annual fee of $20,000 for service as the
Chairperson of the Board's Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee (now,
Independent Chairman). Effective January 1, 2010, John Martinez, John Kerrigan
and Cecilia Herbert are also each entitled to $10,000 for his or her service as a director of a subsidiary of the Trust. Effective April 30, 2010, the Trust pays John Kerrigan an annual fee of $7,500 for service as the Chairperson of the Board's Nominating and Governance Committee. The Trust also reimburses each
Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested
Trustee for the calendar year ended December 31, 2009:

                                                       PENSION OR
                                    AGGREGATE          RETIREMENT                                   TOTAL
                                  COMPENSATION    BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                    FROM THE         PART OF TRUST         BENEFITS UPON        FROM THE FUND
NAME OF INTERESTED TRUSTEE/1,2/       TRUST           EXPENSES/3/          RETIREMENT/3/     AND FUND COMPLEX/4/
-------------------------------  --------------  ---------------------  ------------------  --------------------
Robert S. Kapito                       $0            Not Applicable       Not Applicable             $0

----------
/1/  Compensation is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
/2/  Robert S. Kapito was not compensated by the Trust due to his employment with BTC during the time period reflected in the table.

/3/  No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/4/  Includes compensation for service on the Board of Directors of iShares,
     Inc.

                                       24

The table below sets forth the total compensation paid to each Independent
Trustee for the calendar year ended December 31, 2009:

                                  AGGREGATE               PENSION OR                                         TOTAL
                                COMPENSATION    RETIREMENT BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                  FROM THE               PART OF TRUST              BENEFITS UPON        FROM THE FUND
 NAME OF INDEPENDENT TRUSTEE        TRUST                 EXPENSES/1/               RETIREMENT/1/     AND FUND COMPLEX/2/
-----------------------------  --------------  --------------------------------  ------------------  --------------------
George G.C. Parker                $152,500              Not Applicable             Not Applicable          $305,000
John E. Kerrigan                   150,878              Not Applicable             Not Applicable           295,878
Charles A. Hurty                   147,500              Not Applicable             Not Applicable           295,000
Cecilia H. Herbert                 150,878              Not Applicable             Not Applicable           295,878
Robert H. Silver                   127,500              Not Applicable             Not Applicable           255,000
Darrell Duffie/3/                  127,500              Not Applicable             Not Applicable           255,000
John E. Martinez                   150,878              Not Applicable             Not Applicable           295,878

----------
/1/  No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/2/  Includes compensation for service on the Board of Directors of iShares,
     Inc.
/3/  Served as Trustee through March 19, 2011.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.  Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

POTENTIAL CONFLICTS OF INTEREST

Bank of America Corporation ("BAC"), through its subsidiary Merrill Lynch and
Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays") and The PNC Financial
Services Group, Inc. ("PNC"), each has a significant economic interest in
BlackRock, Inc., the parent of BFA, the Fund's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates
(collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities")(BAC Entities and Barclays
Entities, collectively, the "BAC/Barclays Entities"), with respect to the Fund and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation, which, through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill
Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the
1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the
Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the
Fund invests, which could have an adverse impact on the Fund's performance.
Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained

                                       25

by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities
seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable.
In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays
Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity
implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in
certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays
Entity. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by
(and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a
BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays
Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more
Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays
Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays
Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays
Entities are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its
Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that
BlackRock will have access to such information for
the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or
the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

                                       26

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its
Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC,
BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of
BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or
BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the
Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its
Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its
Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the
Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays
Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate or
BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays
Entity, will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund's creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold.
When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or
BAC/Barclays Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through

                                       27

correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases;
research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the
Fund and other BlackRock client accounts, including in connection with
BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the
Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees.
BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These
ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the
Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients.
Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of
BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that
BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the PROXY VOTING POLICY section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates or a
BAC/Barclays Entity may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates or
BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity
could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the
Fund and other shareholders in deciding whether to redeem its shares.

                                       28

It is possible that the Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. The
Fund also may invest in securities of companies to which an Affiliate or a
BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays
Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an
Affiliate or a BAC/Barclays Entity may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the
Fund. With respect to BlackRock and its Affiliates and BAC/Barclays Entities
and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or
BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its
Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the "Determination of Net Asset Value" section of the Fund's Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the
Fund's Board. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock
(pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities
that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this

                                       29

personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's
Public Reference Room in Washington, D.C. Information on the operation of the
Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Each Code of Ethics is also available on the EDGAR Database on the SEC's
Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public
Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its
Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the
Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its
Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Fund wish to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are
directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the
Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund)
to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index  based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and
BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its
Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized
Participants in the creation and redemption of exchange-traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays
Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

                                       30

Investment Advisory, Administrative and Distribution Services

INVESTMENT ADVISER.  BFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and
BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the 1940 Act, as amended. Under the
Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund's allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Peru Capped Index Fund, iShares MSCI
Brazil Index Fund, iShares MSCI Brazil Small Cap Index Fund, iShares MSCI Chile
Investable Market Index Fund, iShares MSCI China Small Cap Index Fund, iShares
MSCI Indonesia Investable Market Index Fund, iShares MSCI Israel Capped
Investable Market Index Fund, iShares MSCI Philippines Investable Market Index
Fund, iShares MSCI Poland Investable Market Index Fund, iShares MSCI Russia
Capped Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South
Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand
Investable Market Index Fund and iShares MSCI Turkey Investable Market Index
Fund. The aggregate management fee is calculated as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets over $16.0 billion, up to and including $32.0 billion plus 0.45% per annum of the aggregate net assets in excess of $32.0 billion.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.65%.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the
1940 Act). The Investment Advisory Agreement is also terminable upon 60 days'
notice by BFA and will terminate automatically in the event of its assignment
(as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

                                       31

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust.
BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

PORTFOLIO MANAGERS.  As of July 31, 2010, the individuals named as Portfolio
Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below:

DIANE HSIUNG
TYPES OF ACCOUNTS                                      NUMBER           TOTAL ASSETS
------------------------------------------------  ----------------  -------------------
Registered Investment Companies                          172         $292,821,000,000
Other Pooled Investment Vehicles                         N/A                N/A
Other Accounts                                             9         $    920,000,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A

GREG SAVAGE
TYPES OF ACCOUNTS                                      NUMBER           TOTAL ASSETS
------------------------------------------------  ----------------  -------------------
Registered Investment Companies                          172         $292,821,000,000
Other Pooled Investment Vehicles                         N/A                N/A
Other Accounts                                            10         $    920,000,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to
BTC and BFA policy, investment opportunities are allocated equitably among the
Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio
Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay
BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio's or account's gains, or would pay
BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio
Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

                                       32

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2010:

DIANE HSIUNG
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Registered Investment Companies                  N/A                      N/A
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A

GREG SAVAGE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Registered Investment Companies                  N/A                      N/A
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A

The discussion below describes the Portfolio Managers' compensation as of July
31, 2010.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and
BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on
BlackRock's ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in
BlackRock, Inc. common stock.

As of August 31, 2010, Diane Hsiung and Greg Savage did not beneficially own shares of the Fund.

CODES OF ETHICS.  The Trust, BFA and the Distributor have adopted Codes of
Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the
Fund. The Codes of Ethics are on public file with, and are available from, the
SEC.

ANTI-MONEY LAUNDERING REQUIREMENTS.  The Fund is subject to the USA PATRIOT Act
(the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S.
financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it

                                       33

to form a reasonable belief that it knows the true identity of its Authorized
Participants. This information will be used to verify the identity of
Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the
Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity.
The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT.  State Street Bank and Trust
Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston,
MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the
Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a
Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State
Street and to make payments for securities purchased by the Trust for the Fund.
Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive,
Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution
Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the
Distributor only in Creation Units, as described in the Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The
Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended
(the "1934 Act"), and a member of the Financial Industry Regulatory Authority,
Inc. ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the
Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement
will terminate automatically in the event of its assignment (as defined in the
1940 Act).

The Distributor may also enter into agreements with securities dealers
("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

FINANCIAL INTERMEDIARY COMPENSATION. BFA and/or BTC and/or their respective subsidiaries ("BFA Entities") pay certain broker-dealers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Fund, other iShares funds or exchange-traded products in general
("Payments"). BFA Entities make Payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities' revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds,
Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make
Payments for Intermediaries' participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems ("Education Costs"). BFA Entities also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general ("Publishing Costs"). In addition, BFA

                                       34

Entities make Payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients or for otherwise promoting the Fund and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional.
Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive,
Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services
LLC ("FBS") and Merrill Lynch, Pierce, Fenner & Smith, Inc. ("ML"). Pursuant to
BFA Entities' arrangement with FBS, FBS has agreed to promote iShares funds to
FBS's customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the
"Co-Branded Marketing Program"). BFA Entities have agreed to facilitate the
Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities'
arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold "plan assets" within the meaning of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further,
BFA Entities make Education Costs and Publishing Costs Payments to other
Intermediaries that are not listed above. BFA Entities may determine to make
Payments based on any number of metrics. For example, BFA Entities may make
Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the
Intermediary's net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the Fund,
iShares funds and exchange-traded products in general will be immaterial to BFA
Entities in the aggregate for the next year. PLEASE CONTACT YOUR SALESPERSON OR
OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY PAYMENTS HIS
OR HER INTERMEDIARY FIRM MAY RECEIVE. ANY PAYMENTS MADE BY THE BFA ENTITIES TO
AN INTERMEDIARY MAY CREATE THE INCENTIVE FOR AN INTERMEDIARY TO ENCOURAGE
CUSTOMERS TO BUY SHARES OF ISHARES FUNDS.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances.
BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other
Funds or accounts managed or advised by BFA or its affiliates are

                                       35

considered at or about the same time, transactions in such securities are allocated among the Fund and the other Funds or accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the
Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund
Securities (as defined below under Redemption of Creation Units), as applicable.
Such transactions may be agreed to at guaranteed price levels in order to reduce transaction costs a Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Following the Fund's receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order will typically require the broker or dealer to guarantee that the
Fund will achieve execution of its order at a price at least as favorable to the
Fund as the Fund's valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the "Execution Performance Guarantee").
Such orders may be placed with the purchasing or redeeming Authorized
Participant in its capacity as a broker-dealer or its affiliated broker-dealer.
The amount payable to the Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant is required to deposit an amount with the Fund (the "Execution Performance Deposit"). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund's valuation of the Deposit Securities, the
Fund receives the benefit of the favorable executions and returns to the
Authorized Participant the Execution Performance Deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions, an Authorized Participant agrees to pay the shortfall amount (the "Execution Performance Offset"). If the broker-
dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund's valuation of the Fund Securities, the
Fund receives the benefit of the favorable executions and the Authorized
Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the securities, the Fund will be entitled to the portion of the Execution
Performance Offset equal to the full amount of the execution shortfall
(including any taxes, brokerage, commissions or other costs).

The expected amount of any Execution Performance Deposit or Execution
Performance Offset for the Fund will be disclosed in the procedures handbook for Authorized Participants and may change from time to time based on the actual experience of the Fund.

                                       36

Additional Information Concerning the Trust

SHARES.  The Trust currently consists of more than 180 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional
iShares funds.

Each share issued by a fund has a PRO RATA interest in the assets of that fund.
Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the
Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law,
Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act.
The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration
of Trust dated September 17, 2009 (the "Declaration of Trust"), the Board may,
without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o SEI
Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the fund and beneficial owners of 10% of the shares of the fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of
Section 16 of the 1934 Act and the SEC's rules promulgated thereunder.
Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR THE FUND. The Trust or the Fund may be terminated by a majority vote of the Board subject to the affirmative vote of a majority of the holders of the Trust or the Fund entitled to vote on termination;
however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not

                                       37

automatically redeemable upon the occurrence of any specific event, the
Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUND.  Shares of the Fund are
represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC
Participants, thereby eliminating the need for physical movement of securities'
certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"),
the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect
Participants and persons holding interests through DTC Participants and
Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC
Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the
DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial
Owners is effected as follows. Pursuant to the Depositary Agreement between the
Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such
DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

The Fund is referred to as a "Cash Market Fund." As described below, the creation and redemption process for Cash Market Funds differs from the process used by most iShares funds.

GENERAL. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of
September 24, 2010:

                  VALUE PER
   SHARES PER      CREATION
 CREATION UNIT    UNIT (US$)
---------------  -----------
     50,000       1,250,000

                                       38

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines)
to an amount that falls outside the range deemed desirable by the Board.

A "Business Day" with respect to the Fund is any day on which the Listing
Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

FUND DEPOSIT. Each Business Day, the Fund publishes a designated portfolio of securities, including any portion of such securities for which cash may be substituted (the "Deposit Securities"), and the Cash Component described below.
The consideration for purchase of Creation Units of the Fund consists of cash in an amount equal to the market value of the Deposit Securities (the "Deposit
Amount") plus the Cash Component computed as described below plus certain fees and charges. To offset the Trust's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities; other fees may also apply.
Together, the Deposit Amount and the Cash Component, plus applicable fees and charges, constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the Cash Component is to compensate for any differences between the
NAV per Creation Unit and the cash deposit. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component
excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m.,
Eastern time), the identity and the required number of shares of each Deposit
Security and the amount of the Cash Component to be included in the current
Fund Deposit (based on information at the end of the previous Business Day).
Such Deposit Securities are applicable, subject to any adjustments as described below, in order to calculate the Deposit Amount to effect purchases of Creation
Units of the Fund until such time as the next-announced composition of the
Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the
Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund's Underlying Index. The adjustments described above will reflect changes known to BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the
"Clearing Process"), a clearing agency that is registered with the SEC, or (ii)
a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant
Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant."
Investors should contact the Distributor for the names of Authorized
Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the
Distributor in proper form no later than the closing time of the regular trading session of the Sao Paulo Stock Exchange (Bovespa) ("Closing Time")
(normally 5:00 p.m. Sao Paulo, Brazil time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the
Fund as next determined on such date. The date on which an order to create
Creation Units (or an order to redeem Creation Units, as discussed below) is timely

                                       39

received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized
Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized
Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Fund
Deposit. This deadline is likely to be significantly earlier than the closing time if the regular trading session on the applicable Listing Exchange.
Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual
Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

PLACEMENT OF CREATION ORDERS. State Street shall cause the sub-custodian of the
Fund to maintain an account for the Fund into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Fund Deposit, with any appropriate adjustments as advised by the Trust.
Orders to purchase Creation Units must be received by the Distributor from an
Authorized Participant on its own or another investor's behalf by the Closing
Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m.,
Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m.,
Eastern time, on the contractual settlement date, by means satisfactory to the
Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation
Unit.

CASH PURCHASE METHOD. Although the Trust does not ordinarily permit cash purchases of Creation Units of iShares funds, Creation Units of the Fund are currently offered only for cash. Purchases of the Fund will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

ISSUANCE OF A CREATION UNIT. Except as provided herein, a Creation Unit will not be issued until the transfer of cash and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the
Fund Deposit has been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit.
Creation Units typically are issued on a "T+3 basis" (i.e., three Business Days after trade date). However, as discussed in Regular Holidays, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-
dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the
Distributor in respect of the Fund if: (i) the order is not in proper form; (ii)
the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Fund Deposit delivered does not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BFA, as described above; (iv) acceptance of the Fund Deposit would have certain adverse tax consequences to the Fund; (v)
acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(vi) acceptance of the Fund Deposit would, in the discretion of the Trust or
BFA, have an adverse effect on the Trust or the rights of Beneficial Owners; or
(vii)

                                       40

circumstances outside the control of the Trust, State Street, the Distributor or
BFA would make it impossible or impracticable to process creation orders.

Examples of such circumstances include acts of God; public service or utility problems resulting in telephone and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BFA, the Distributor, DTC, NSCC, State
Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust,
State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund
Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit
Securities and the validity, form, eligibility and acceptance for deposit of any Fund Deposit shall be determined by the Trust, and the Trust's determination shall be final and binding.

COSTS ASSOCIATED WITH CREATION TRANSACTIONS. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. If a purchase consists of a cash portion, the
Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The
Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover costs related to the creation transaction. Investors will also bear the costs of transferring the Deposit
Securities to the Trust. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):

 STANDARD CREATION   MAXIMUM ADDITIONAL
  TRANSACTION FEE         CHARGE*
------------------  -------------------
       $3,200              3.0%

----------
*    As a percentage of the NAV per Creation Unit.

REDEMPTION OF SHARES IN CREATION UNITS. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business
Day. The Fund will not redeem shares in amounts less than Creation Units.
Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust.

There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m.,
Eastern time) on each Business Day, the designated portfolio of securities
(including any portion of such securities for which cash may be substituted)
that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day
("Fund Securities"). Fund Securities identified as applicable to redemption requests may not be identical to Deposit Securities that are applicable to creations of Creation Units.

The redemption proceeds for a Creation Unit generally consist of cash in an amount equal to the market value of the Fund Securities (the "Redemption
Proceeds"), plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash
Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

                                       41

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the
Fund or determination of such Fund's NAV is not reasonably practicable or (iv)
in such other circumstances as is permitted by the SEC.

COSTS ASSOCIATED WITH REDEMPTION TRANSACTIONS. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. If a redemption consists of a cash portion, the
Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The
Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover other costs related to the redemption transaction. Investors will also bear the costs of transferring the Fund
Securities from the Trust to their account or on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth the Fund's standard redemption fees and maximum additional charge (as described above):

 STANDARD REDEMPTION   MAXIMUM ADDITIONAL
   TRANSACTION FEE          CHARGE*
--------------------  -------------------
        $3,200               2.0%

----------
*    As a percentage of the NAV per Creation Unit, inclusive of the standard transaction fee.

PLACEMENT OF REDEMPTION ORDERS. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem
Creation Units is deemed received by the Trust on the Transmittal Date if: (i)
a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the
Transmittal Date; and (iii) all other procedures set forth in the Participant
Agreement are properly followed. Deliveries of Redemption Proceeds to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in Brazil, however, the delivery of Redemption Proceeds for the
Fund may take longer than two Business Days after the Transmittal Date. See below for a list of local holidays in Brazil.

To the extent contemplated by an Authorized Participant's agreement with the
Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation
Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized
Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BFA may change from time to time, of the value of the missing portion of the Creation
Unit. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the
Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant
Agreement permits the Trust, on behalf of the Fund, to acquire the missing portion of the Creation Unit and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Fund shares or Cash Component and the value of the collateral.

The calculation of the value of the Redemption Proceeds and the Cash Redemption
Amount (minus a redemption transaction fee and additional charge for cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities) to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust.
Therefore, if a redemption order in proper form is submitted

                                       42

to State Street by a DTC Participant not later than Closing Time on the
Transmittal Date, and the requisite number of shares of the Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Redemption
Proceeds and the Cash Redemption Amount to be delivered will be determined by
State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the
Fund are not delivered by the DTC Cut-Off-Time, as described above, on such
Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal
Date. In such case, the value of the Redemption Proceeds and the Cash Redemption
Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the
Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such
Business Day pursuant to a properly submitted redemption order.

Because the portfolio securities of the Fund may trade on days that the Listing
Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant
non-U.S. markets.

REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the Brazilian market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2010 and 2011, the dates of regular holidays affecting the
Brazilian securities market (please note these holiday schedules are subject to potential changes in the Brazilian securities market):

2010

                       BRAZIL
----------------------------------------------------
January 1     April 2      September 7   December 24
January 20    April 21     October 12    December 31
January 25    April 23     November 2
February 15   June 3       November 15
February 16   July 9       November 30

2011

                  BRAZIL
----------------------------------------------------
January 20    April 21     October 12
January 25    April 22     November 2
March 7       June 23      November 15
March 8       September 7  December 30

                                       43

Taxes

REGULATED INVESTMENT COMPANY QUALIFICATIONS.  The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90%
of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other
RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S.
income, franchise or withholding tax liabilities.

TAXATION OF RICS.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the
Fund must distribute to its shareholders at least the sum of (i) 90% of its
"investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the
Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

EXCISE TAX.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus
98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

                                       44

NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first.

TAXATION OF U.S. SHAREHOLDERS.  Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on
December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35%
tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Recent legislation will impose, beginning in 2013, a new 3.8% U.S. federal
Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000
(or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security.
Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                                       45

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

SALES OF SHARES.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose.
Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.
This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

BACK-UP WITHHOLDING.  In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).
Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

SECTIONS 351 AND 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

TAXATION OF CERTAIN DERIVATIVES.  The Fund's transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal
Revenue Code (including provisions relating to "hedging transactions" and
"straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer
Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio
(I.E., treat them as if they were closed out at the end of each year) and (b)
may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

                                       46

The Fund's investment in so-called "Section 1256 contracts," such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the
Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

QUALIFIED DIVIDEND INCOME.  Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15%
(0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from
U.S. REITs) and certain non-U.S. corporations (E.G., non-U.S. corporations that are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries:
Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China (but not with
Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes),
Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany,
Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica,
Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Mexico, Morocco, the
Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal,
Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea,
Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia,
Turkey, Ukraine, the United Kingdom, and Venezuela.

A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii)
the shareholder elects to treat such dividend as investment income under
Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the
Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.
Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

                                       47

EXCESS INCLUSION INCOME.  Under current law, the Fund will block unrelated business taxable income from being realized by its tax-exempt shareholders.
Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code.
Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the
Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k)
accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain
"disqualified organizations," as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI
for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

NON-U.S. INVESTMENTS.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a
non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as
Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be subject to non-U.S. income taxes withheld at the source. The
Fund, if permitted to do so, may elect to "pass through" to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's non-U.S.
income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns)
or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's non-U.S. income taxes. A non-U.S. person invested in the
Fund in a year that the Fund elects to "pass through" its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's non-U.S. source income.
For this purpose, shareholders must treat as non-U.S. source gross income (i)
their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from
non-U.S. sources; the Fund's gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

With respect to Brazil, a 2% Imposto sobre Operaco^es Financeiras (IOF) tax applies to certain foreign exchange inflows into Brazil. Also, a 1.5% IOF tax applies to the creation of new American or Global Depositary Receipt issuances with respect to Brazilian equities and a 0.38% IOF tax applies to the cancellation of American or Global Depositary Receipts if the underlying equities are then issued in the Brazil (local) markets. If incurred by the
Fund, an IOF tax would not be creditable against U.S. income tax liability.

PASSIVE FOREIGN INVESTMENT COMPANIES.  If the Fund purchases shares in "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a
"qualified electing fund" under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

                                       48

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4%
excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

REPORTING.  If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS.  Dividends paid by the Fund to non-U.S.
shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a
non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A
non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the
Fund's direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT's distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S.
shareholder owning more than 5% of the class of shares throughout either such person's holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S.
shareholder having additional filing requirements.

For taxable years beginning before January 1, 2010, distributions that the Fund designated as "short-term capital gain dividends" or "long-term capital gain dividends" would not have been treated as such to a recipient non-U.S.
shareholder if the distribution were attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund's direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the non-US. shareholder had not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions were subject to 30% withholding by the Fund and were treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution was treated as real property gain subject to 35% withholding tax and could subject the non-U.S.
shareholder to U.S. filing requirements. Additionally, if the Fund's direct or indirect interests in U.S. real property were to exceed certain levels, a non-
U.S. shareholder realizing gains upon redemption from the Fund on or before
December 31, 2009 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund's shares were owned by U.S.
persons at

                                       49

such time or unless the non-U.S. person had not held more than 5% of the Fund's outstanding shares throughout either such person's holding period for the redeemed shares or, if shorter, the previous five years. Although the provisions set forth in this paragraph have expired, legislation has been proposed under which these provisions would be extended for one year retroactive to January 1, 2010, although retroactivity would not apply to an obligation to withhold.

For taxable years beginning before January 1, 2010, properly-designated dividends were generally exempt from U.S. federal withholding tax where they
(i) are paid in respect of the Fund's "qualified net interest income"
(generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the
Fund's "qualified short-term capital gains" (generally, the excess of the
Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a
non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.
Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has expired, legislation has been proposed under which this provision would be extended to taxable years beginning before January 1, 2011; this extension, if enacted, would be applied retroactively.

Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.
Affected shareholders should consult their own tax advisors regarding the possible implications of these requirements on their own investment in the
Fund.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2010. It is unclear at the current time whether these provisions will be extended into the future. Legislation has been proposed to allow for shareholder "look-through" to fund portfolio assets that are exempt from U.S. estate tax effective through December 31, 2010; this legislation, if enacted, would apply retroactively to deaths on or after
January 1, 2010.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI.
Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York,
NY 10019, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP,
located at Three Embarcadero Center, San Francisco, CA 94111, serves as the
Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

                                       50

SHAREHOLDER COMMUNICATIONS TO THE BOARD.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the
Board by mail. Correspondence should be addressed to iShares Board of Trustees,
c/o BlackRock Institutional Trust Company, N.A. - Mutual Fund Administration,
400 Howard Street, San Francisco, CA 94105. Shareholder communications to the
Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the
Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

                                       51

IS-SAI-EWZS-0411

                        2010 PROSPECTUS TO SHAREHOLDERS
                   iSHARES(R) MSCI CHINA SMALL CAP INDEX FUND
                               SEPTEMBER 27,2010

                          (AS REVISED MARCH 31, 2011)

                                ECNS | NYSE Arca

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

"MSCI China Small Cap Index(SM)" is a servicemark of MSCI Inc. licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. ("BTC").
iShares(R) is a registered trademark of BTC. The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.

                                       i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   iSHARES(R) MSCI CHINA SMALL CAP INDEX FUND
                   Ticker: ECNS     Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The iShares MSCI China Small Cap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI China Small Cap Index (the "Underlying Index").

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust
(the "Trust") and BlackRock Fund Advisors ("BFA") (the "Investment Advisory
Agreement") provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:

               ANNUAL FUND OPERATING EXPENSES
       (ONGOING EXPENSES THAT YOU PAY EACH YEAR AS A
        PERCENTAGE OF THE VALUE OF YOUR INVESTMENTS)
-----------------------------------------------------------
                  DISTRIBUTION                 TOTAL ANNUAL
                      AND                          FUND
 MANAGEMENT     SERVICE (12B-1)      OTHER      OPERATING
    FEES              FEES         EXPENSES      EXPENSES
-------------  -----------------  ----------  -------------
    0.65%            None           None          0.65%

EXAMPLE. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 YEAR    3 YEARS
--------  ---------
   $66       $208

                                      S-1

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Underlying Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the bottom
14% by market capitalization of the Chinese equity securities markets, as represented by the H-Share (I.E., securities of companies incorporated in the
People's Republic of China that are denominated in Hong Kong dollars and listed on the Hong Kong Exchange) and B-Share (I.E., securities of companies incorporated in the People's Republic of China and listed for foreign investment on the stock exchanges in the People's Republic of China) markets.
The Underlying Index also includes certain Hong Kong listed securities known as
Red-Chips (issued by companies controlled by entities owned by the national government or local governments in the People's Republic of China) and P-Chips
(issued by companies controlled by individuals in the People's Republic of
China and deriving substantial revenues or allocating substantial assets in the
People's Republic of China. As of September 1, 2010, the Underlying Index had
297 constituents approximately 52% of which were P-Chips, 20% were Red Chips,
19% were H-Shares, and 9% were B-Shares, and its three largest sectors by component weighting were consumer discretionary, industrials and materials.

BFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund.
"Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the
Underlying Index. The Fund may or may not hold all of the securities in the
Underlying Index.

The Fund generally invests at least 90% of its assets in the securities of the
Underlying Index and in depositary receipts representing securities of the

                                      S-2

Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

The Underlying Index is sponsored by an organization (the "Index Provider")
that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund's Index Provider is MSCI Inc. ("MSCI").

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S.
government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the
Fund, and the Fund's performance could trail that of other investments. The
Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

CONSUMER DISCRETIONARY SECTOR RISK. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, competition, consumer's disposable income and consumer preferences, fads and marketing campaigns.

CURRENCY RISK. Because the Fund's NAV is determined in U.S. dollars, the Fund's
NAV could decline if China's currency depreciates against the U.S. dollar.

CUSTODY RISK. Less developed markets are more likely to experience problems with the clearing and settling of trades.

EMERGING MARKETS RISK. The Fund's investments in emerging markets may be subject to a greater risk of loss than investments in developed markets.

EQUITY SECURITIES RISK. Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

GEOGRAPHIC RISK. A natural disaster could occur in China.

INDUSTRIALS SECTOR RISK. The industrials sector is affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product

                                      S-3

liability and general economic conditions, among other factors.

INFORMATION TECHNOLOGY SECTOR RISK. The Fund may invest significantly in companies in the information technology sector. Like other technology companies, information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights, and may be adversely affected by loss or impairment of those rights.

ISSUER RISK. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

MANAGEMENT RISK. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.

MARKET RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISKS. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the
Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM
OR DISCOUNT TO NAV.

MATERIALS SECTOR RISK. Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

NON-DIVERSIFICATION RISK. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

NON-U.S. SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting a Chinese issuer or market.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

PRIVATIZATION RISK. The country in which the Fund invests has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

RELIANCE ON TRADING PARTNERS RISK. The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is particularly exposed to ASIAN, EUROPEAN and
U.S. ECONOMIC RISK.

SECURITIES LENDING RISK. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in

                                      S-4

the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SECURITY RISK. China has experienced security concerns. Incidents involving a country's security may cause uncertainty in Chinese markets and may adversely affect its economy.

SMALL-CAPITALIZATION COMPANIES RISK. The Fund may invest in securities of small-capitalization companies. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and their securities may be more volatile and less liquid.

STRUCTURAL RISKS. The economy in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

TRACKING ERROR RISK. The performance of the Fund may diverge from that of the
Underlying Index.

VALUATION RISK. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PERFORMANCE INFORMATION

As of the date of the Fund's prospectus (the "Prospectus"), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

MANAGEMENT

INVESTMENT ADVISER. BlackRock Fund Advisors.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are
primarily responsible for the day-to-day management of the Fund. Each Portfolio
Manager supervises a portfolio management team. Ms. Hsiung and Mr. Savage have been Portfolio Managers of the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an "ETF").
Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

Beginning in 2013, taxable distributions and redemptions will be subject to a
3.8% U.S. federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

                                      S-5

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                      S-6

More Information About the Fund

This Prospectus contains important information about investing in the Fund.
Please read this Prospectus carefully before you make any investment decisions.
Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the
Fund may be different from the Fund's most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the
Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. "Tracking error" is the difference between the performance (return)
of the Fund's portfolio and that of the Underlying Index. BFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy.
"Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

                                       1

A Further Discussion of Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that the Fund's portfolio reflects the
Underlying Index's concentration in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CONSUMER DISCRETIONARY SECTOR RISK. The Fund invests in companies in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by fads and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S.
dollar, investors may lose money if China's currency depreciates against the
U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. China is one of the largest global emerging markets.
Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investment than typically found in developed markets.

                                       2

EQUITY SECURITIES RISK. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

GEOGRAPHIC RISK. China is located in a part of the world that has historically been prone to natural disasters such as earthquakes, typhoons and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on China's economy.

INDUSTRIALS SECTOR RISK. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by environmental damages and product liability claims.
Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other governments' demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. and other government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on
U.S. and other government demand for their products and services.

INFORMATION TECHNOLOGY SECTOR RISK. The Fund invests in information technology companies, which face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

                                       3

MANAGEMENT RISK. The Fund does not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S.
and non-U.S. stock exchanges other than the U.S. stock exchange where the
Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the
Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's

                                       4

shares may deviate significantly from NAV during periods of market volatility.
ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR
DISCOUNT TO NAV. However, because shares can be created and redeemed in
Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs),
BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on stock exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the
NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the
"bid" price) and the price at which they are willing to sell Fund shares (the
"ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MATERIALS SECTOR RISK. The Fund invests in companies in the materials sector, which could be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations, exchange rates and government regulations, among other factors. Also, companies in the materials sector are at risk of environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all of the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

..   Lower levels of liquidity and market efficiency;

..   Greater securities price volatility;

                                       5

..   Exchange rate fluctuations and exchange controls;

..   Less availability of public information about issuers;

..   Limitations on foreign ownership of securities;

..   Imposition of withholding or other taxes;

..   Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

..   Higher transaction and custody costs and delays in settlement procedures;

..   Difficulties in enforcing contractual obligations;

..   Lower levels of regulation of the securities market;

..   Weaker accounting, disclosure and reporting requirements; and

..   Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the
    Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The
Fund invests in securities included in, or representative of, the Underlying
Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

PRIVATIZATION RISK. China has begun a process of privatization of certain entities and industries. Historically, investors in some recently privatized entities have suffered losses due to the inability of the recently privatized company to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

RELIANCE ON TRADING PARTNERS RISK. China's economy is dependent on the economies of Asia, Europe and the United States as key trading partners.
Reduction in spending by these economies on Chinese products and services or negative changes in any of these economies may cause an adverse impact on
China's economy:

ASIAN ECONOMIC RISK. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on China's economy.

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union
(the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners.

                                       6

U.S. ECONOMIC RISK. The United States is a large trade and investment partner of China. Decreasing U.S. imports, new trade regulations, changes in the U.S.
dollar exchange rates or a recession in the United States may have an adverse impact on China's economy.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SECURITY RISK. China has strained international relations with Taiwan, India,
Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Relations between China's Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the
Chinese economy.

SMALL-CAPITALIZATION COMPANIES RISK. Many of the companies in which the Fund invests may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.

STRUCTURAL RISKS. The Chinese economy is subject to a considerable degree of economic, political and social instability:

POLITICAL AND SOCIAL RISK. The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. Unanticipated political or social developments may result in sudden and significant investment losses.

HEAVY GOVERNMENT CONTROL AND REGULATIONS. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, heavy regulation of

                                       7

investment and industry is still pervasive and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets.

ECONOMIC RISK. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy and
China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.

EXPROPRIATION RISK. The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in the Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, which is the divergence of the Fund's performance from that of the Underlying
Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the
Fund incurs fees and expenses, while the Underlying Index does not.

VALUATION RISK. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the
Fund's shares.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's statement of additional information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the
Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Management

INVESTMENT ADVISER. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists.
This team approach brings together many disciplines and leverages BFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust
(entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

                                       8

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund's allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Peru Capped Index Fund, iShares MSCI
Brazil Index Fund, iShares MSCI Brazil Small Cap Index Fund, iShares MSCI Chile
Investable Market Index Fund, iShares MSCI China Small Cap Index Fund, iShares
MSCI Indonesia Investable Market Index Fund, iShares MSCI Israel Capped
Investable Market Index Fund, iShares MSCI Philippines Investable Market Index
Fund, iShares MSCI Poland Investable Market Index Fund, iShares MSCI Russia
Capped Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South
Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand
Investable Market Index Fund and iShares MSCI Turkey Investable Market Index
Fund. The aggregate management fee is calculated as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets over $16.0 billion, up to and including $32.0 billion plus 0.45% per annum of the aggregate net assets in excess of $32.0 billion.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.65%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a
wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by
BlackRock, Inc. ("BlackRock"). As of June 30, 2010, BTC and its affiliates, including BFA and BlackRock, provided investment advisory services for assets in excess of $3.15 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the
"Board") approval of the Investment Advisory Agreement with BFA will be available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team that have more limited responsibilities.

Diane Hsiung has been employed by BFA (formerly, Barclays Global Fund Advisors
("BGFA")) and BTC (formerly, Barclays Global Investors, N.A. ("BGI")) as a senior portfolio manager since 2007. Prior to that, Ms. Hsiung was a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio
Manager of the Fund since 2010.

                                       9

Greg Savage has been employed by BFA and BTC as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since
2010.

The Fund's SAI provides additional information about the Portfolio Managers'
compensation, other accounts managed by the Portfolio Managers and the
Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust
Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

CONFLICTS OF INTEREST. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA's affiliates (including BlackRock and The PNC Financial Services
Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and
BlackRock's significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a "BAC Entity"), and
Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays
Entity") (for convenience the Affiliates, BAC Entities and Barclays Entities
are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity").

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The
Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940
Act"). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

                                       10

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity's other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund.
Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings.
Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the
Entities, may be paid licensing fees for use of their indices or index names.
Entities will not be obligated to license their indices to BlackRock, and
BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an
Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

                                       11

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE
FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES
(1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies.
The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "ECNS".

Shares of the Fund may be acquired or redeemed directly from the Fund only in
Creation Units or multiples thereof, as discussed in the CREATIONS AND
REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the
Fund generally trade in the secondary market in amounts less than a Creation
Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund generally sells and redeems its shares directly through transactions that are in-kind, and/or for cash, subject to the conditions described below under Creations and Redemptions.
The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order

                                       12

issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors.
Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the later of the regularly scheduled close of business of the Shenzhen Stock Exchange and of the Shanghai
Stock Exchange (in each case, normally 4:00 p.m. Shanghai, China time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S.
fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities

                                       13

Industry and Financial Markets Association announces an early closing time. The
NAV of the Fund is calculated by dividing the value of the net assets of the
Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements)
and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

.. Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

.. Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

.. Level 3 - Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

                                       14

The value of assets denominated in non-U.S. currencies is converted into U.S.
dollars using exchange rates deemed appropriate by BFA as investment adviser.
Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, generally are declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the
Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a
PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend
Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Although the People's Republic of China ("PRC's") enactment of the Enterprise
Income Tax Law, effective January 1, 2008, provided a 10% withholding tax upon non-residents with respect to capital gains, significant uncertainties remain.
Such uncertainties may result in capital gains imposed upon the Fund relative to companies headquartered, managed or listed in China. While the application and enforcement of this law to the Fund remains subject to clarification, to the extent that such taxes are imposed on any capital gains of the Fund relative to companies headquartered, managed or listed in China, the Funds' NAV or returns may be adversely impacted.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income
(other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses
(capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates for taxable years beginning on or before December 31, 2010. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010. Maximum long-term capital gain income tax rates are scheduled to rise to 20% in 2011.
Recent legislation will impose, beginning in 2013, a new 3.8% U.S. federal
Medicare

                                       15

contribution tax on "net investment income," including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified
non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the
Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States securities market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United
States has an appropriate comprehensive income tax treaty with China but not with Hong Kong which is treated as a separate jurisdiction for U.S. tax purposes.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a
REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after
December 31, 2010.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the
Fund, and to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholders costs basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a
30% U.S. withholding tax, unless a

                                       16

lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. Beginning in 2013, withholding will be imposed on all distributions, redemptions and proceeds from sales of Fund shares payable to shareholders that are non-U.S. entities, unless certain disclosures are made by such non-U.S. entities as to any of their direct and indirect U.S. owners.

Dividends, interest and capital gains earned by the Fund with respect to
non-U.S. securities may give rise to withholding and other taxes imposed by
non-U.S. countries. Tax conventions between certain countries and the United
States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities, the Fund may "pass through" to you certain non-U.S. income taxes
(including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such
non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in
2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in "net investment income" for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

If your Fund shares are lent out pursuant to a securities lending arrangement, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S.
FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR
PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON
FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT
THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL
APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or

                                       17

"Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor").
Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation
Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT
REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). Further, an Authorized Participant that is not a
"qualified institutional buyer," as such term is defined under Rule 144A of the
1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing
Corporation or a DTC participant and has executed an agreement with the
Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933
Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

                                       18

COSTS ASSOCIATED WITH CREATIONS AND REDEMPTIONS. Authorized Participants are
charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation
Units. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the applicable business day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the applicable business day. In addition, if a purchase or redemption consists of a cash portion (including any transactions through DTC for cash), the Authorized Participant may be required to cover certain brokerage, tax, foreign exchange, execution, market impact (including expenses associated with certain brokerage execution guarantees, as further described in the Fund's SAI)
and other costs and expenses related to the execution of trades resulting from the cash portion of such transactions. The Authorized Participants may also be required to pay an additional charge (up to the maximum amounts shown below) to cover other costs related to a creation or redemption transaction. Investors who use the services of a broker or other financial intermediary may pay fees for such services.

The following table shows, as of September 27, 2010, the approximate value of one Creation Unit, and standard fees and maximum additional charges for creations and redemptions (as described above):

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/             CHARGE               CHARGE
   VALUE OF A      CREATION       REDEMPTION             FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $2,500,000         50,000         $ 7,500              3.0%                  2.0%

----------
*    As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard transaction fee.

HOUSEHOLDING. Householding is an option available to certain Fund investors.
Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

                                       19

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The
Distributor does not maintain a secondary market in shares of the Fund. The
Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER
INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR
HER FIRM MAY RECEIVE FROM BFA OR ITS AFFILIATES.

Financial Highlights

Financial highlights for the Fund are not available because, as of the effective date of this Prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, BTC,
BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the
Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE
OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY,
EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF
THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE
FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL

                                       20

STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE
MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED,
COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE TRUST, BTC, BFA OR THE
FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BTC, BFA OR THE OWNERS OF
THE SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR
CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT
PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF
THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY
WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY
OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH
THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE
CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER
MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE
INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES
ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE,
LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR
ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED
THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI FOR USE HEREIN OR FOR
ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED
WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES
OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO
EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT,
SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS)
EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE
ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF
THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE
FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE
ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS
NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE
COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE
DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND
TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH
THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS
OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR
TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE
UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY,
EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE
FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE

                                       21

SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT
INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS
DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED
WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY
DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL
NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE,
CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF
THE POSSIBILITY OF SUCH DAMAGES.

BFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX
OR ANY DATA INCLUDED THEREIN AND BFA SHALL HAVE NO LIABILITY FOR ANY ERRORS,
OMISSIONS OR INTERRUPTIONS THEREIN.

BFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND
OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM
THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BFA MAKES NO
EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE
FOREGOING, IN NO EVENT SHALL BFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE,
DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF
NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                       22

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC APPEARS HERE]

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the
iShares website at www.iShares.com and is available to be viewed or downloaded.
                   ---------------

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2.    From the main page, select the first letter of your brokerage firm's name.

3.    Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available.
      Please contact your brokerage firm or financial adviser.

4.    Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:

     Call:     1-800-iShares or 1-800-474-2737 (toll free)
               Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

     E-mail:   iSharesETFs@blackrock.com

     Write:    c/o SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at
1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-ECNS-0411

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

ISHARES(R) TRUST

Statement of Additional Information
Dated September 27, 2010 (as revised March 31, 2011)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ( the "Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

FUND                                                     TICKER    STOCK EXCHANGE
------------------------------------------------------  --------  ---------------
iShares MSCI China Small Cap Index Fund (the "Fund")     ECNS        NYSE Arca

The Prospectus for the Fund is dated September 27, 2010. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the
"Distributor") at One Freedom Valley Drive, Oaks, PA 19456, calling
1-800-iShares (1-800-474-2737) or visiting WWW.ISHARES.COM.

iShares(R) is a registered trademark of BlackRock Institutional Trust
Company, N.A. ("BTC").

                                                         PAGE
                                                        -----
General Description of the Trust and the Fund              1
Exchange Listing and Trading                               1
Investment Strategies and Risks                            2
   Diversification Status                                  2
   Lending Portfolio Securities                            2
   Repurchase Agreements                                   3
   Reverse Repurchase Agreements                           3
   Currency Transactions                                   4
   Securities of Investment Companies                      4
   Non-U.S. Securities                                     4
   Illiquid Securities                                     5
   Short-Term Instruments and Temporary Investments        5
   Futures and Options                                     5
   Options on Futures Contracts                            6
   Swap Agreements                                         6
   Tracking Stocks                                         6
   Future Developments                                     6
General Considerations and Risks                           7
   Risks of Equity Securities                              7
   Risks of Derivatives                                    7
   Risks of Futures and Options Transactions               7
   Securities Lending Risk                                 8
   Risks of Swap Agreements                                8
   Risks of Investing in Non-U.S. Equity Securities        8
   Dividend Risk                                           9
Proxy Voting Policy                                        9
Portfolio Holdings Information                            10
Construction and Maintenance of the Underlying Index      11
The MSCI Indexes                                          11
   MSCI China Small Cap Index                             13
Investment Limitations                                    13
Continuous Offering                                       14
Management                                                15
   Trustees and Officers                                  15
   Committees of the Board of Trustees                    21
   Remuneration of Trustees                               24

                                       i

                                                                  PAGE
                                                                 -----
   Control Persons and Principal Holders of Securities             25
   Potential Conflicts of Interest                                 25
Investment Advisory, Administrative and Distribution Services      31
   Investment Adviser                                              31
   Portfolio Managers                                              32
   Codes of Ethics                                                 33
   Anti-Money Laundering Requirements                              33
   Administrator, Custodian and Transfer Agent                     34
   Distributor                                                     34
   Financial Intermediary Compensation                             34
Brokerage Transactions                                             35
Additional Information Concerning the Trust                        37
   Shares                                                          37
   Termination of the Trust or the Fund                            37
   DTC as Securities Depository for Shares of the Fund             37
Creation and Redemption of Creation Units                          38
   General                                                         38
   Fund Deposit                                                    39
   Procedures for Creation of Creation Units                       40
   Placement of Creation Orders                                    40
   Issuance of a Creation Unit                                     41
   Acceptance of Orders for Creation Units                         41
   Costs Associated with Creation Transactions                     41
   Redemption of Shares in Creation Units                          42
   Costs Associated with Redemption Transactions                   42
   Placement of Redemption Orders                                  43
   Taxation on Creation and Redemptions of Creation Units          44
   Regular Holidays                                                44
   Redemptions                                                     45
Taxes                                                              45
   Regulated Investment Company Qualifications                     45
   Taxation of RICs                                                46
   Excise Tax                                                      46
   Net Capital Loss Carryforwards                                  46
   Taxation of U.S. Shareholders                                   46
   Sales of Shares                                                 48
   Back-Up Withholding                                             48

                                       ii

                                                     PAGE
                                                    -----
   Sections 351 and 362                               48
   Taxation of Certain Derivatives                    48
   Qualified Dividend Income                          49
   Excess Inclusion Income                            49
   Non-U.S. Investments                               50
   Passive Foreign Investment Companies               50
   Reporting                                          51
   Other Taxes                                        51
   Taxation of Non-U.S. Shareholders                  51
Financial Statements                                  52
Miscellaneous Information                             52
   Counsel                                            52
   Independent Registered Public Accounting Firm      52
   Shareholder Communications to the Board            52

                                       iii

General Description of the Trust and the Fund

The Trust currently consists of more than 180 investment series or portfolios.
The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange
Commission (the "SEC") under the Investment Company Act of 1940, as amended
(the "1940 Act"). The offering of the Trust's shares is registered under the
Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. The Fund is managed by
BlackRock Fund Advisors ("BFA" or the "Investment Adviser"), a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The Fund offers and issues shares at their net asset value per share ("NAV")
only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for cash or, if permitted by applicable laws, for a basket of equity securities included in its Underlying Index (the "Deposit
Securities"), together with the deposit of a specified cash payment (the "Cash
Component"). Shares of the Fund are listed and trade on NYSE Arca, Inc. ("NYSE
Arca" or the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit
Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 115%, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the
CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees and other costs for cash creations or redemptions may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the SHAREHOLDER INFORMATION section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the
Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the
"indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape
Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data

                                       1

vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit
Securities required to be deposited in connection with the purchase of a
Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying
Index. The Fund operates as an index fund and will not be actively managed.
Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying
Index. Funds that use representative sampling generally do not hold all of the securities that are in the Underlying Index.

DIVERSIFICATION STATUS. The Fund is classified as "non-diversified." A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund's investment portfolio. This may adversely affect the fund's performance or subject the fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment
Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal
Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

LENDING PORTFOLIO SECURITIES.  The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in

                                       2

certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the
Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Fund engages in securities lending, BTC acts as securities lending agent for the Fund subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (I.E., the
Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for the Fund should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (I.E., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

REVERSE REPURCHASE AGREEMENTS.  The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements

                                       3

may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

CURRENCY TRANSACTIONS.  The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the
Fund's assets that are denominated in a non-U.S. currency. The Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

SECURITIES OF INVESTMENT COMPANIES.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by or otherwise affiliated with BFA, in excess of the limits discussed above.
Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

NON-U.S. SECURITIES.  The Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of
non-U.S. issuers, the Fund's investment in such stocks may be in the form of
American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and
European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts").
Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer.
For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of
Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary
Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the
United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary
Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.
Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

                                       4

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S.
economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment).
Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS.  The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i)
shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S.
government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers'
acceptances, fixed-time deposits and other obligations of U.S. and non-U.S.
banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, "Prime-1" by Moody's(R) Investors
Service, Inc., "F-1" by Fitch Inc., or "A-1" by Standard & Poor's(R) (a
division of The McGraw-Hill Companies, Inc.) ("S&P(R)"), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and
(vii) short-term U.S. dollar-denominated obligations of non-U.S. banks
(including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES AND OPTIONS.  The Fund may enter into futures contracts and options.
These futures contracts and options will be used to simulate investment in the
Underlying Index, to facilitate trading or to reduce transaction costs. The
Fund may enter into futures contracts and options that are traded on a U.S. or
non-U.S. exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule
4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool
operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The
Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund maintains liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (I.E., the Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By

                                       5

maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the
SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

OPTIONS ON FUTURES CONTRACTS.  An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds
(in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the
Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the "strike price," less the premium received from writing the put.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

SWAP AGREEMENTS.  The Fund may engage in swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TRACKING STOCKS.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

FUTURE DEVELOPMENTS.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this
SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

                                       6

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

RISKS OF EQUITY SECURITIES.  An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

RISKS OF DERIVATIVES.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

RISKS OF FUTURES AND OPTIONS TRANSACTIONS.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Fund's
Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss

                                       7

by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses.
In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

SECURITIES LENDING RISK.  The Fund may engage in securities lending. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

RISKS OF SWAP AGREEMENTS.  The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (E.G., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES.  An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization;
different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

RISKS OF INVESTING IN CHINA.Investment in securities of companies domiciled in
China involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan based companies and individuals are significant investors in China. Military conflict between China and Taiwan would likely adversely affect the Fund's investments. In addition, China has strained international relations with India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the
Chinese market and may adversely affect performance of the Chinese economy.

                                       8

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance these reforms will continue or that they will be effective.
Despite recent reform and privatizations, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China's economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the companies in which the Fund invests.

The tax laws and regulations in the People's Republic of China ("PRC") are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on an applicable Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.

DIVIDEND RISK.  There is no guarantee that the issuer of the stocks held by the
Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BFA's role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S.
securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA's approach is also driven by our clients' economic interests.
The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting)
proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BFA or
BFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

      o  The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

      o  The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      o  The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BFA or BFA's affiliates (if any) or the Distributor or the Distributor's affiliates, from having undue influence on BFA's proxy voting activity. In certain instances,
BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of

                                       9

interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BFA voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares
(1-800-474-2737) or through the Fund's website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund's shareholders; (ii) does not put the interests of
BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective
Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective
Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive
Orders and as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii)
above are generally limited to National Securities Clearing Corporation
("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized
Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including
Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation
Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the
Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at
WWW.ISHARES.COM. More information about this disclosure is available at
WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above

                                       10

policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the Underlying Index is provided below.

The MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world equity markets. The MSCI standard equity indexes have covered the world's developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all standard equity indexes, developed and emerging.

MSCI's Global Investable Market Indexes (the "MSCI GIMI") provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free-float adjusted market capitalization in each market of large, mid and small cap securities.

.. MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market's free-float adjusted market capitalization.

.. MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global
  Standard Indexes by including above and beyond the coverage of the MSCI
  Global Standard Indexes.

MSCI GLOBAL INVESTABLE MARKET INDEXES

SELECTION CRITERIA. MSCI's index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v)
applying index continuity rules for the MSCI Global Standard Index.

DEFINING THE EQUITY UNIVERSE. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of August 2010, 24 are classified as developed markets and 21 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe.
REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (I.E., share classes) are classified in only one country.

DETERMINING THE MARKET INVESTABLE EQUITY UNIVERSE FOR EACH MARKET. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

DETERMINING MARKET CAPITALIZATION SIZE SEGMENTS FOR EACH MARKET. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap
Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the

                                       11

aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the
aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index.
In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

.. Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and

.. Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

APPLYING FINAL SIZE SEGMENT INVESTABILITY REQUIREMENTS. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These
investability requirements include minimum free float market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.

APPLYING INDEX CONTINUITY RULES FOR THE STANDARD INDEX. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

WEIGHTING. All indexes of the MSCI GIMI are free-float weighted, I.E., companies are included in the indexes at the value of their free public float
(free float multiplied by security price).

REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of approximately 99% of free-float adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

FREE FLOAT. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI's free-float adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.

PRICE AND EXCHANGE RATES

PRICES. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

EXCHANGE RATES. As of July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m., London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year's Day), the previous business day`s rates are normally used. MSCI independently monitors the exchange rates on all its indices. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the
WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.

CHANGES TO THE INDEXES. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets.
In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

                                       12

Index maintenance can be described by three broad categories of changes:

..  Semi-Annual Index Reviews ("SAIRs"), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;

.. Quarterly Index Reviews ("QIRs"), aimed at promptly reflecting other significant market events; and

.. Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.

MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts
QIRs generally as of the close of the last business day of February and August.
During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.

MSCI CHINA SMALL CAP INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 297
---------------------------------------

INDEX DESCRIPTION. The Underlying Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of the Chinese equity securities market, as represented by the H-Share (I.E. securities of companies incorporated by the People's Republic of China that are denominated in Hong
Kong dollars and listed on the Hong Kong Exchange) and B-Share (I.E. securities of companies incorporated in the People's Republic of China and listed for foreign investment on the stock exchanges in the People's Republic of China)
markets. The Underlying Index also includes certain Hong Kong-listed securities known as Red-Chips (issued by companies controlled by entities owned by the national government or local governments in the People's Republic of China and deriving substantial revenues or allocating substantial assets in the People's
Republic of China) and P-Chips (issued by companies controlled by individuals in the People's Republic of China and deriving substantial revenues or allocating substantial assets in the People's Republic of China). As of
September 1, 2010, the Underlying Index had 297 constituents approximately 52%
of which were P-Chips, 20% were Red Chips, 19% were H-Shares, and 9% were
B-Shares, and its three largest sectors by component weighting were consumer discretionary, industrials and materials.

ADDITIONAL INFORMATION. "MSCI," "Morgan Stanley Capital International" and
"MSCI Index" are service marks of Morgan Stanley Capital International and have been licensed for use by BTC. The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International. Nor does Morgan Stanley
Capital International make any representation regarding the advisability of investing in the Fund.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and the
Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940
Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

THE FUND WILL NOT:

1.   Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S.
      government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

                                       13

2.   Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets
      (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.   Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6.   Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BFA considers the following factors:

      o  The frequency of trades and quotes for the security;

      o  The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

      o  Dealer undertakings to make a market in the security; and

      o  The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with
Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least
80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in the Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the
Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand

                                       14

for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters"
but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

TRUSTEES AND OFFICERS.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President,
Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The Trust, iShares, Inc., Master Investment Portfolio and BlackRock Funds III
(formerly, Barclays Global Investors Funds), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 215 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard
Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock,
Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has
designated George G.C. Parker as its Independent Chairman.

INTERESTED TRUSTEES

                                               PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
      NAME (AGE)         POSITION              DURING THE PAST 5 YEARS                     HELD BY TRUSTEE
--------------------- ---------------- ---------------------------------------- -----------------------------------------
Robert S. Kapito/1/   Trustee          President and Director, BlackRock,       Director of iShares, Inc. (since 2009);
(53)                  (since 2009)     Inc. (since 2006 and 2007,               Director of BlackRock, Inc. (since 2007).
                                       respectively); Vice Chairman of
                                       BlackRock, Inc. and Head of
                                       BlackRock's Portfolio Management
                                       Group (since its formation in 1998)
                                       and BlackRock's predecessor entities
                                       (since 1988); Trustee, University of
                                       Pennsylvania (since 2009); Chairman,
                                       Hope & Heroes Children's Cancer
                                       Fund (since 2002); President of the
                                       Board of Directors, Periwinkle
                                       Theatre for Youth (since 1983).

                                       15

                                               PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
     NAME (AGE)            POSITION            DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
--------------------- ---------------- ---------------------------------------- ----------------------------------------
Michael Latham/2/     Trustee (since   Global Chief Executive Officer of        Director of iShares, Inc. (since 2010).
(44)                  2010); President iShares, BTC (since 2010); Managing
                      (since 2007).    Director, BTC (since 2009); Head of
                                       Americas iShares, Barclays Global
                                       Investors ("BGI") (2007-2009);
                                       Director and Chief Financial Officer
                                       of Barclays Global Investors
                                       International, Inc. (2005-2009);
                                       Chief Operating Officer of the
                                       Intermediary Investor and Exchange
                                       Traded Products Business of BGI
                                       (2003-2007).

----------
/1/   Robert S. Kapito is deemed to be an "interested person" (as defined in the
      1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
/2/   Michael Latham is deemed to be an "interested person" (as defined in the
      1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

INDEPENDENT TRUSTEES

                                                 PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
     NAME (AGE)            POSITION              DURING THE PAST 5 YEARS                     HELD BY TRUSTEE
--------------------- ----------------- --------------------------------------- ----------------------------------------
George G.C. Parker   Trustee (since     Dean Witter Distinguished Professor     Director of iShares, Inc. (since 2002);
(71)                 2000); Independent of Finance, Emeritus, Stanford          Independent Chairman of iShares,
                     Chairman (since    University: Graduate School of          Inc. (since 2010); Director of
                     2010).             Business (since 1994).                  Continental Airlines, Inc. (since
                                                                                1996); Director of Community First
                                                                                Financial Group (since 1995);
                                                                                Director of Tejon Ranch Company
                                                                                (since 1999); Director of Threshold
                                                                                Pharmaceuticals (since 2004);
                                                                                Director of NETGEAR, Inc. (since
                                                                                2007).

John E. Martinez     Trustee            Director of Real Estate Equity          Director of iShares, Inc. (since 2003);
(48)                 (since 2003).      Exchange (since 2005).                  Chairman, Independent Review
                                                                                Committee, Canadian iShares Funds
                                                                                (since 2007).

Cecilia H. Herbert   Trustee            Director (since 1998) and President     Director of iShares, Inc. (since 2005);
(61)                 (since 2005).      (since 2007) of the Board of            Director, Forward Funds (34
                                        Directors, Catholic Charities CYO;      portfolios) (since 2009).
                                        Trustee of Pacific Select Funds
                                        (2004-2005); Trustee (since 2005)
                                        and Chair of the Finance and
                                        Investment Committees (since 2006)
                                        of the Thacher School; Chair of
                                        Investment Committee, Archdiocese
                                        of San Francisco (1994-2005).

                                       16

                                               PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
    NAME (AGE)            POSITION             DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
--------------------- ----------------- --------------------------------------- ----------------------------------------
Charles A. Hurty      Trustee           Retired; Partner, KPMG LLP (1968-       Director of iShares, Inc. (since 2005);
(66)                  (since 2005).     2001).                                  Director of GMAM Absolute Return
                                                                                Strategy Fund (1 portfolio) (since
                                                                                2002); Director of Citigroup
                                                                                Alternative Investments Multi-
                                                                                Adviser Hedge Fund Portfolios LLC (1
                                                                                portfolio) (since 2002).

John E. Kerrigan      Trustee           Chief Investment Officer, Santa Clara   Director of iShares, Inc. (since 2005).
(54)                  (since 2005).     University (since 2002).

Robert H. Silver      Trustee           President and Co-Founder of The         Director of iShares, Inc. (since 2007).
(54)                  (since 2007).     Bravitas Group, Inc. (since 2006);
                                        Member, Non-Investor Advisory
                                        Board of Russia Partners II, LP (since
                                        2006); President and Chief Operating
                                        Officer (2003-2005) and Director
                                        (1999-2005) of UBS Financial
                                        Services, Inc.; President and Chief
                                        Executive Officer of UBS Services
                                        USA, LLC (1999-2005); Managing
                                        Director, UBS America, Inc. (2000-
                                        2005); Director and Vice Chairman of
                                        the YMCA of Greater NYC (since
                                        2001); Broadway Producer (since
                                        2006); Co-Founder and Vice
                                        President of Parentgiving Inc. (since
                                        2008); Director and Member of the
                                        Audit and Compensation Committee
                                        of EPAM Systems, Inc. (2006-2009).

OFFICERS

                                                   PRINCIPAL OCCUPATION(S)
     NAME (AGE)             POSITION               DURING THE PAST 5 YEARS
--------------------- --------------------- ---------------------------------------
Geoffrey D. Flynn     Executive Vice        Managing Director, BTC (since 2009);
(53)                  President and Chief   Chief Operating Officer, U.S. iShares,
                      Operating Officer     BGI (2007-2009); President, Van
                      (since 2008).         Kampen Investors Services (2003-
                                            2007); Managing Director, Morgan
                                            Stanley (2002-2007); President,
                                            Morgan Stanley Trust, FSB (2002-
                                            2007).

                                       17

                                                    PRINCIPAL OCCUPATION(S)
     NAME (AGE)              POSITION               DURING THE PAST 5 YEARS
--------------------  --------------------- --------------------------------------
Jack Gee              Treasurer and Chief   Managing Director, BTC (since 2009);
(50)                  Financial Officer     Senior Director of Fund
                      (since 2008).         Administration of Intermediary
                                            Investor Business of BGI (2009);
                                            Director of Fund Administration of
                                            Intermediary Investor Business of BGI
                                            (2004-2009).

Eilleen M. Clavere    Secretary             Director, BTC (since 2009); Director
(57)                  (since 2007).         of Legal Administration of
                                            Intermediary Investor Business of BGI
                                            (2006-2009); Legal Counsel and Vice
                                            President of Atlas Funds, Atlas
                                            Advisers, Inc. and Atlas Securities,
                                            Inc. (2005-2006); Counsel of
                                            Kirkpatrick & Lockhart LLP (2001-
                                            2005).

Ira P. Shapiro        Vice President and    Managing Director, BTC (since 2009);
(46)                  Chief Legal Officer   Associate General Counsel, BGI
                      (since 2007).         (2004-2009).

Amy Schioldager       Executive Vice        Managing Director, BTC (since 2009);
(47)                  President             Global Head of Index Equity, BGI
                      (since 2007).         (2008-2009); Global Head of U.S.
                                            Indexing, BGI (2006-2008); Head of
                                            Domestic Equity Portfolio
                                            Management, BGI (2001-2006).

Patrick O'Connor      Vice President        Managing Director, BTC (since 2009);
(42)                  (since 2007).         Head of iShares Portfolio
                                            Management, BGI (2006-2009);
                                            Senior Portfolio Manager, BGI (1999-
                                            2006).

Lee Sterne            Vice President        Managing Director, BTC (since 2009);
(44)                  (since 2007).         Head of U.S. Fixed Income Index and
                                            iShares, BGI (2007-2009); Senior
                                            Portfolio Manager, BGI (2004-2007).

Matt Tucker           Vice President        Managing Director, BTC (since 2009);
(37)                  (since 2007).         Director of Fixed Income Investment
                                            Strategy, BGI (2009); Head of U.S.
                                            Fixed Income Investment Solutions,
                                            BGI (2005-2008); Fixed Income
                                            Investment Strategist, BGI (2003-
                                            2005).

The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the
Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as
Trustees. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's educational background or professional training; business, consulting, public service or academic positions;
experience from service as a board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief

                                       18

discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a
Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009 and a Director of BlackRock, Inc.
since 2007. In addition, he has over 20 years of experience as part of
BlackRock, Inc. and BlackRock's predecessor entities. Mr. Kapito serves as
President and Director of BlackRock, Inc., and is the Chairman of the Operating
Committee, a member of the Office of the Chairman, the Leadership Committee and
the Corporate Council. He is responsible for day-to-day oversight of
BlackRock's key operating units, including the Account Management and Portfolio
Management Groups, Real Estate Group and BlackRock Solutions(R). Prior to
assuming his current responsibilities in 2007, Mr. Kapito served as Head of
BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed
Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is
also Chairman of the Hope & Heroes Children's Cancer Fund, since 2002, and
President of the Board of Directors for Periwinkle Theatre for Youth, a
national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of
Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Trustee of the Trust since 2010. Mr. Latham has served as a Director of iShares, Inc. since 2010. In addition, Mr. Latham has served as President of the Trust and iShares, Inc. since 2007. He served as
Principal Financial Officer of the Trust and iShares, Inc. from 2002 until
2007. Mr. Latham is the global head of BlackRock's iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock,
Inc. and BlackRock's predecessor entities. Prior to assuming his current responsibilities in April 2009 and July 2010, he was head of BlackRock's
iShares exchange-traded fund business for the U.S. and Canada and Chief
Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in
1988.

George G.C. Parker has been a Trustee of the Trust since 2000, and Chairman of the Trust's Board since 2010. Mr. Parker served as Lead Independent Trustee of the Trust from 2006 to 2010. Mr. Parker has served as a Director of iShares,
Inc. since 2002, Chairman of iShares, Inc.'s Board of Directors since 2010 and
Lead Independent Director of iShares, Inc. from 2006 to 2010. Mr. Parker also served as the head of the Nominating and Governance Committee for the Trust and
iShares, Inc. from 2002 to 2010. Mr. Parker also serves as Director on five other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance
(Emeritus) at the Stanford Graduate School of Business. He teaches courses in
Corporate Finance in the MBA Program, Stanford Sloan Program for Executives,
and in various other Executive Education Programs at the School. Mr. Parker's
teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds an MBA and PhD degree from the Stanford Business
School.

John E. Martinez has been a Trustee of the Trust since 2003. Mr. Martinez has served as a Director of iShares, Inc. since 2003. Mr. Martinez is a Director of
EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors
(BGI) UK Holdings, where he provided governance oversight representing BGI's shareholders (Barclays PLC, BGI management shareholders) through oversight of
BGI's worldwide activities. Since 2007, Mr. Martinez also serves as the
Chairman of the Independent Review Committee for the Canadian iShares Funds.
This committee provides guidance and oversight of potential conflicts of interest between the mutual fund advisor and shareholders. Since 2003, he is a
Director and Executive Committee Member for Larkin Street Youth Services,
providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB in economics from The University of California, Berkeley and holds an MBA in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Trustee of the Trust since 2005. Ms. Herbert has served as a Director of iShares, Inc. since 2005. She is President of the Board of the Catholic Charities CYO, among the Bay Area's largest, private social services organizations serving the homeless, poor, aged, families, children and
AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1991, which she chaired from 1994 to 2006. She is a Trustee of the Thacher School, since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director since 2010 and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert

                                       19

previously served as a Trustee for the Pacific Select Funds and The Montgomery
Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan
Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert
has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005. Mr. Hurty has served as a Director of iShares, Inc. since 2005. Mr. Hurty has also served as the head of the Audit Committee of the Trust and iShares, Inc. since 2006. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy
Fund since 2002, Director of the Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC since 2002 and was a Director of the
CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to
2001. Mr. Hurty has a BS in accounting from University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005. Mr. Kerrigan also serves as the Chair of the Nominating and Governance Committee of the Trust and iShares,
Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara
University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill
Lynch & Co, including the following responsibilities: Global Manager of
Institutional Client Division eCommerce, Global Manager of Technology
Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation
Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools,
Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area
Scholarships for Inner City Children). Mr. Kerrigan has a BA from Boston
College and is a Chartered Financial Analyst.

Robert H. Silver has been a Trustee of the Trust since 2007. Mr. Silver has served as a Director of iShares, Inc. since 2007. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc.,
the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the
Depository Trust and Clearing Corporation ("DTCC") and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chairs its Fund Development Committee, since 2001, and Co-Founder and Vice President of Parentgiving Inc., since 2008. Mr. Silver began his career as a CPA at KPMG
LLP from 1983 until 1997. Mr. Silver has a BS in business administration from the University of North Carolina.

Board - Leadership Structure and Oversight Responsibilities
-----------------------------------------------------------

Overall responsibility for oversight of the Fund rests with the Board. The
Board has engaged BFA to manage the Fund on a day-to day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust's charter. The Board is currently composed of nine members, seven of whom are Independent Trustees
(defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of
Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other
Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The

                                       20

Board has established a Nominating and Governance Committee and an Audit
Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board and each standing
Committee conduct annual assessments of their oversight function and structure.
The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent
Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of
BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board's general oversight of the
Fund and is addressed as part of various Board and committee activities. The
Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management's risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief
Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

COMMITTEES OF THE BOARD OF TRUSTEES. Each Trustee who is not an interested person (as defined in the 1940 Act) of the Trust ("Independent Trustee") serves on the Audit Committee and the Nominating and Governance Committee of the
Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the
Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants;
(v) in complying with legal and regulatory requirements that relate to the
Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended
August 31, 2010.

The Nominating and Governance Committee nominates individuals for Independent
Trustee membership on the Board. The Nominating and Governance Committee
functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an
Independent Trustee; (ii) recommending to the Board and current Independent
Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent
Trustee to the Board and current Independent Trustees to serve as Lead
Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent
Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The
Nominating and Governance Committee does not consider Board nomination(s)
recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The
Nominating and Governance Committee met four times during the fiscal year ended
August 31, 2010.

The following table sets forth, as of December 31, 2009, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of

                                       21

investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

                                                                                                      AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                         SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  -------------------------------------------------  ------------------------  ----------------------------
Robert Kapito         None                                               None                      None

John E. Martinez      iShares Barclays 7-10 Year Treasury Bond Fund      Over $100,000             Over $100,000

                      iShares Barclays Short Treasury Bond Fund          Over $100,000

                      iShares Barclays TIPS Bond Fund                    Over $100,000

                      iShares MSCI All Country Asia ex Japan Index       Over $100,000
                      Fund

                      iShares MSCI EAFE Index Fund                       Over $100,000

                      iShares Russell 1000 Index Fund                    Over $100,000

                      iShares Russell 1000 Value Index Fund              Over $100,000

                      iShares S&P 500 Index Fund                         Over $100,000

                      iShares S&P Global Consumer Staples Sector         Over $100,000
                      Index Fund

George G.C. Parker    iShares Barclays 1-3 Year Treasury Bond Fund       $1-$10,000                Over $100,000

                      iShares Barclays Aggregate Bond Fund               $ 10,001-$50,000

                      iShares Dow Jones Select Dividend Index Fund       Over $100,000

                      iShares iBoxx $ Investment Grade Corporate Bond    Over $100,000
                      Fund

                      iShares MSCI EAFE Index Fund                       Over $100,000

                      iShares Russell 2000 Index Fund                    $50,001-$100,000

                      iShares S&P 100 Index Fund                         Over $100,000

                      iShares S&P 500 Growth Index Fund                  $ 10,001-$50,000

                      iShares S&P 500 Index Fund                         Over $100,000

                      iShares S&P California AMT-Free Municipal Bond     Over $100,000
                      Fund

                      iShares S&P Global 100 Index Fund                  $ 10,001-$50,000

Cecilia H. Herbert    iShares Barclays 1-3 Year Treasury Bond fund       $ 10,001-$50,000          Over $100,000

                      iShares Barclays Aggregate Bond Fund               $ 10,001-$50,000

                      iShares Barclays TIPS Bond Fund                    $ 10,001-$50,000

                      iShares FTSE/Xinhua China 25 Index Fund            Over $100,000

                      iShares iBoxx $ High Yield Corporate Bond Fund     $ 10,001-$50,000

                      iShares MSCI EAFE Index Fund                       $ 10,001-$50,000

                      iShares MSCI Emerging Markets Index Fund           $50,001-$100,000

                      iShares MSCI Pacific ex-Japan Index Fund           $ 10,001-$50,000

                                       22

                                                                                                       AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN ALL
                                                                                                        REGISTERED INVESTMENT
                                                                                                        COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                          FUND                         SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  -------------------------------------------------  -----------------------   ----------------------------
                      iShares Russell 1000 Growth Index Fund             $ 10,001-$50,000

                      iShares S&P 500 Index Fund                         $50,001-$100,000

                      iShares S&P MidCap 400 Index Fund                  $ 10,001-$50,000

Charles A. Hurty      iShares Dow Jones Financial Sector Index Fund      $ 1-$10,000               Over $100,000

                      iShares Dow Jones Select Dividend Index Fund       $ 1-$10,000

                      iShares Dow Jones U.S. Energy Sector Index Fund    $ 10,001-$50,000

                      iShares Dow Jones U.S. Technology Sector Index     $ 10,001-$50,000
                      Fund

                      iShares FTSE/Xinhua China 25 Index Fund            $ 10,001-$50,000

                      iShares MSCI EAFE Index Fund                       $ 10,001-$50,000

                      iShares MSCI Japan Index Fund                      $ 10,001-$50,000

                      iShares S&P 500 Index Fund                         $ 10,001-$50,000

                      iShares S&P Global Energy Sector Fund              $ 1-$10,000

John E. Kerrigan      iShares MSCI ACWI ex US Index Fund                 Over $100,000             Over $100,000

                      iShares S&P Short Term National AMT-Free           Over $100,000
                      Municipal Bond Fund

Robert H. Silver      iShares Barclays 1-3 Year Credit Bond Fund         Over $100,000             Over $100,000

                      iShares Barclays 1-3 Year Treasury Bond Fund       Over $100,000

                      iShares Barclays Aggregate Bond Fund               $ 10,001-$50,000

                      iShares Dow Jones U.S. Broker-Dealers Index Fund   Over $100,000

                      iShares Dow Jones U.S. Financial Services Index    $50,001-$100,000
                      Fund

                      iShares Dow Jones U.S. Regional Banks Index        $50,001-$100,000
                      Fund

                      iShares iBoxx $ Investment Grade Corporate Bond    Over $100,000
                      Fund

                      iShares MSCI ACWI ex US Index Fund                 Over $100,000

                      iShares MSCI BRIC Index Fund                       $ 10,001-$50,000

                      iShares MSCI EAFE Index Fund                       Over $100,000

                      iShares Russell 1000 Growth Index Fund             $50,001-$100,000

                      iShares Russell 1000 Value Index Fund              $50,001-$100,000

                      iShares Russell 2000 Growth Index Fund             $ 10,001-$50,000

                      iShares Russell 2000 Value Index Fund              $ 10,001-$50,000

                      iShares Russell 3000 Index Fund                    $50,001-$100,000

                      iShares S&P 500 Index Fund                         Over $100,000

                                       23

                                                                                                       AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                        FUND                           SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  -------------------------------------------------  ------------------------  ----------------------------
                      iShares S&P Europe 350 Index Fund                  $10,001-$50,000

                      iShares S&P U.S. Preferred Stock Index Fund        Over $100,000

                      iShares S&P/Citigroup International Treasury       $ 1-$10,000
                      Bond Fund

Darrell Duffie*       None                                               None                      None

----------
/1/ Beneficial ownership is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
*   Served as Trustee through March 19, 2011.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the
Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

REMUNERATION OF TRUSTEES.  For the calendar year ended December 31, 2009, the
Trust paid each Independent Trustee $127,500 for meetings of the Board attended by the Trustee; the Trust also paid Charles Hurty an annual fee of $20,000 for service as the Chairperson of the Board's Audit Committee and George G.C.
Parker an annual fee of $25,000 for service as the Board's Lead Independent
Trustee. For the calendar year ended December 31, 2009, John Martinez, John
Kerrigan and Cecilia Herbert were also each entitled to $17,500 for his or her service on a committee of the Board that considered matters relating to securities lending, and $5,878 for his or her service as a director of a subsidiary of the Trust. Effective January 1, 2010, the Trust pays each
Independent Trustee $110,000 for meetings of the Board attended by the Trustee;
also the Trust pays Charles Hurty an annual fee of $20,000 for service as the
Chairperson of the Board's Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee (now,
Independent Chairman). Effective January 1, 2010, John Martinez, John Kerrigan
and Cecilia Herbert are also each entitled to $10,000 for his or her service as a director of a subsidiary of the Trust. Effective April 30, 2010, the Trust pays John Kerrigan an annual fee of $7,500 for service as the Chairperson of the Board's Nominating and Governance Committee. The Trust also reimburses each
Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested
Trustee for the calendar year ended December 31, 2009:

                                                       PENSION OR
                                    AGGREGATE          RETIREMENT                                   TOTAL
                                  COMPENSATION    BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                    FROM THE         PART OF TRUST         BENEFITS UPON        FROM THE FUND
 NAME OF INTERESTED TRUSTEE1,2        TRUST           EXPENSES/3/          RETIREMENT/3/     AND FUND COMPLEX/4/
-------------------------------  --------------  ---------------------  ------------------  --------------------
Robert S. Kapito                       $0            Not Applicable       Not Applicable             $0

----------
/1/  Compensation is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
/2/  Robert S. Kapito was not compensated by the Trust due to his employment with BTC during the time period reflected in the table.
/3/  No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/4/  Includes compensation for service on the Board of Directors of iShares,
     Inc.

                                       24

The table below sets forth the total compensation paid to each Independent
Trustee for the calendar year ended December 31, 2009:

                                  AGGREGATE               PENSION OR                                         TOTAL
                                COMPENSATION    RETIREMENT BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                  FROM THE               PART OF TRUST              BENEFITS UPON        FROM THE FUND
 NAME OF INDEPENDENT TRUSTEE        TRUST                 EXPENSES/1/               RETIREMENT/1/     AND FUND COMPLEX/2/
-----------------------------  --------------  --------------------------------  ------------------  --------------------
George G.C. Parker                $152,500              Not Applicable             Not Applicable          $305,000
John E. Kerrigan                   150,878              Not Applicable             Not Applicable           295,878
Charles A. Hurty                   147,500              Not Applicable             Not Applicable           295,000
Cecilia H. Herbert                 150,878              Not Applicable             Not Applicable           295,878
Robert H. Silver                   127,500              Not Applicable             Not Applicable           255,000
Darrell Duffie/3/                  127,500              Not Applicable             Not Applicable           255,000
John E. Martinez                   150,878              Not Applicable             Not Applicable           295,878

----------
/1/  No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/2/  Includes compensation for service on the Board of Directors of iShares,
     Inc.
/3/  Served as Trustee through March 19, 2011.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.  Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

POTENTIAL CONFLICTS OF INTEREST

Bank of America Corporation ("BAC"), through its subsidiary Merrill Lynch and
Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays") and The PNC Financial
Services Group, Inc. ("PNC"), each has a significant economic interest in
BlackRock, Inc., the parent of BFA, the Fund's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates
(collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities")(BAC Entities and Barclays
Entities, collectively, the "BAC/Barclays Entities"), with respect to the Fund and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation, which, through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill
Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the
1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the
Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the
Fund invests, which could have an adverse impact on the Fund's performance.
Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained

                                       25

by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities
seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable.
In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays
Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity
implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in
certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays
Entity. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by
(and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a
BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays
Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more
Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays
Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays
Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays
Entities are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its
Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that
BlackRock will have access to such information for
the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or
the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

                                       26

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its
Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC,
BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of
BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or
BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the
Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its
Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its
Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the
Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays
Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate or
BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays
Entity, will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund's creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold.
When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or
BAC/Barclays Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through

                                       27

correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases;
research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the
Fund and other BlackRock client accounts, including in connection with
BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the
Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees.
BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These
ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the
Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients.
Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of
BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that
BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the PROXY VOTING POLICY section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates or a
BAC/Barclays Entity may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates or
BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity
could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the
Fund and other shareholders in deciding whether to redeem its shares.

                                       28

It is possible that the Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. The
Fund also may invest in securities of companies to which an Affiliate or a
BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays
Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an
Affiliate or a BAC/Barclays Entity may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the
Fund. With respect to BlackRock and its Affiliates and BAC/Barclays Entities
and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or
BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its
Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the "Determination of Net Asset Value" section of the Fund's Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the
Fund's Board. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock
(pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities
that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this

                                       29

personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's
Public Reference Room in Washington, D.C. Information on the operation of the
Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Each Code of Ethics is also available on the EDGAR Database on the SEC's
Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public
Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its
Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the
Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its
Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Fund wish to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are
directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the
Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund)
to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index  based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and
BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its
Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized
Participants in the creation and redemption of exchange-traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays
Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

                                       30

Investment Advisory, Administrative and Distribution Services

INVESTMENT ADVISER.  BFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and
BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the 1940 Act, as amended. Under the
Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund's allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Peru Capped Index Fund, iShares MSCI
Brazil Index Fund, iShares MSCI Brazil Small Cap Index Fund, iShares MSCI Chile
Investable Market Index Fund, iShares MSCI China Small Cap Index Fund, iShares
MSCI Indonesia Investable Market Index Fund, iShares MSCI Israel Capped
Investable Market Index Fund, iShares MSCI Philippines Investable Market Index
Fund, iShares MSCI Poland Investable Market Index Fund, iShares MSCI Russia
Capped Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South
Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand
Investable Market Index Fund and iShares MSCI Turkey Investable Market Index
Fund. The aggregate management fee is calculated as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets over $16.0 billion, up to and including $32.0 billion plus 0.45% per annum of the aggregate net assets in excess of $32.0 billion.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.65%.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the
1940 Act). The Investment Advisory Agreement is also terminable upon 60 days'
notice by BFA and will terminate automatically in the event of its assignment
(as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

                                       31

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust.
BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

PORTFOLIO MANAGERS.  As of July 31, 2010, the individuals named as Portfolio
Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below:

DIANE HSIUNG
TYPES OF ACCOUNTS                                      NUMBER           TOTAL ASSETS
------------------------------------------------  ----------------  -------------------
Registered Investment Companies                          172         $292,821,000,000
Other Pooled Investment Vehicles                         N/A                N/A
Other Accounts                                             9         $    920,000,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A

GREG SAVAGE
TYPES OF ACCOUNTS                                      NUMBER           TOTAL ASSETS
------------------------------------------------  ----------------  -------------------
Registered Investment Companies                          172         $292,821,000,000
Other Pooled Investment Vehicles                         N/A                N/A
Other Accounts                                            10         $    920,000,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to
BTC and BFA policy, investment opportunities are allocated equitably among the
Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio
Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay
BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio's or account's gains, or would pay
BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio
Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

                                       32

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2010:

DIANE HSIUNG
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Registered Investment Companies                  N/A                      N/A
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A

GREG SAVAGE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Registered Investment Companies                  N/A                      N/A
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A

The discussion below describes the Portfolio Managers' compensation as of July
31, 2010.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and
BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on
BlackRock's ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in
BlackRock, Inc. common stock.

As of August 31, 2010, Diane Hsiung and Greg Savage did not beneficially own shares of the Fund.

CODES OF ETHICS.  The Trust, BFA and the Distributor have adopted Codes of
Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the
Fund. The Codes of Ethics are on public file with, and are available from, the
SEC.

ANTI-MONEY LAUNDERING REQUIREMENTS.  The Fund is subject to the USA PATRIOT Act
(the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S.
financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it

                                       33

to form a reasonable belief that it knows the true identity of its Authorized
Participants. This information will be used to verify the identity of
Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the
Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity.
The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT.  State Street Bank and Trust
Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston,
MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the
Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a
Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State
Street and to make payments for securities purchased by the Trust for the Fund.
Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive,
Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution
Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the
Distributor only in Creation Units, as described in the Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The
Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended
(the "1934 Act"), and a member of the Financial Industry Regulatory Authority,
Inc. ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the
Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement
will terminate automatically in the event of its assignment (as defined in the
1940 Act).

The Distributor may also enter into agreements with securities dealers
("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

FINANCIAL INTERMEDIARY COMPENSATION. BFA and/or BTC and/or their respective subsidiaries ("BFA Entities") pay certain broker-dealers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Fund, other iShares funds or exchange-traded products in general
("Payments"). BFA Entities make Payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities' revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds,
Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make
Payments for Intermediaries' participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems ("Education Costs"). BFA Entities also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general ("Publishing Costs"). In addition, BFA

                                       34

Entities make Payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients or for otherwise promoting the Fund and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional.
Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive,
Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services
LLC ("FBS") and Merrill Lynch, Pierce, Fenner & Smith, Inc. ("ML"). Pursuant to
BFA Entities' arrangement with FBS, FBS has agreed to promote iShares funds to
FBS's customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the
"Co-Branded Marketing Program"). BFA Entities have agreed to facilitate the
Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities'
arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold "plan assets" within the meaning of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further,
BFA Entities make Education Costs and Publishing Costs Payments to other
Intermediaries that are not listed above. BFA Entities may determine to make
Payments based on any number of metrics. For example, BFA Entities may make
Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the
Intermediary's net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the Fund,
iShares funds and exchange-traded products in general will be immaterial to BFA
Entities in the aggregate for the next year. PLEASE CONTACT YOUR SALESPERSON OR
OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY PAYMENTS HIS
OR HER INTERMEDIARY FIRM MAY RECEIVE. ANY PAYMENTS MADE BY THE BFA ENTITIES TO
AN INTERMEDIARY MAY CREATE THE INCENTIVE FOR AN INTERMEDIARY TO ENCOURAGE
CUSTOMERS TO BUY SHARES OF ISHARES FUNDS.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances.
BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other
Funds or accounts managed or advised by BFA or its affiliates are

                                       35

considered at or about the same time, transactions in such securities are allocated among the Fund and the other Funds or accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the
Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates, in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund
Securities (as defined below under Redemption of Creation Units), as applicable.
Such transactions may be agreed to at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Following the Fund's receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order will typically require the broker or dealer to guarantee that the
Fund will achieve execution of its order at a price at least as favorable to the
Fund as the Fund's valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the "Execution Performance Guarantee").
Such orders may be placed with the purchasing or redeeming Authorized
Participant in its capacity as a broker-dealer or its affiliated broker-dealer.
The amount payable to the Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant is required to deposit an amount with the Fund (the "Execution Performance Deposit"). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund's valuation of the Deposit Securities, the
Fund receives the benefit of the favorable executions and returns to the
Authorized Participant the Execution Performance Deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions, an Authorized Participant agrees to pay the shortfall amount (the "Execution Performance Offset"). If the broker-
dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund's valuation of the Fund Securities, the
Fund receives the benefit of the favorable executions and the Authorized
Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the securities, the Fund will be entitled to the portion of the Execution
Performance Offset equal to the full amount of the execution shortfall
(including any taxes, brokerage, commissions or other costs).

The expected amount of any Execution Performance Deposit or Execution
Performance Offset for the Fund will be disclosed in the procedures handbook for
Authorized Participants and may change from time to time based on the actual experience of the Fund.

                                       36

Additional Information Concerning the Trust

SHARES.  The Trust currently consists of more than 180 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional
iShares funds.

Each share issued by a fund has a PRO RATA interest in the assets of that fund.
Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the
Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law,
Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act.
The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration
of Trust dated September 17, 2009 (the "Declaration of Trust"), the Board may,
without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o SEI
Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the fund and beneficial owners of 10% of the shares of the fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of
Section 16 of the 1934 Act and the SEC's rules promulgated thereunder.
Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR THE FUND. The Trust or the Fund may be terminated by a majority vote of the Board subject to the affirmative vote of a majority of the holders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the
Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUND.  Shares of the Fund are
represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

                                       37

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC
Participants, thereby eliminating the need for physical movement of securities'
certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"),
the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect
Participants and persons holding interests through DTC Participants and
Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC
Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the
DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial
Owners is effected as follows. Pursuant to the Depositary Agreement between the
Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such
DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

The Fund is referred to as a "Partial Cash Market Fund." As described below, the creation and redemption process for a Partial Cash Market Fund differs from the process used by most iShares Funds.

GENERAL.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such
Creation Unit as of September 27, 2010:

                   VALUE PER
   SHARES PER       CREATION
 CREATION UNIT     UNIT (US$)
---------------  -------------
     50,000       $2,500,000

                                       38

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines)
to an amount that falls outside the range deemed desirable by the Board.

A "Business Day" with respect to the Fund is any day on which the Listing
Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

FUND DEPOSIT.  The consideration for purchase of Creation Units of the Fund generally consists of cash and the in-kind deposit of a designated portfolio of securities, including any portion of such securities for which cash may be substituted (I.E., the Deposit Securities), which constitutes an optimized representation of the securities of the Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash
Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the Cash Component is to compensate for any differences between the
NAV per Creation Unit and the Deposit Amount (as defined below). The Cash
Component is an amount equal to the difference between the NAV of the shares
(per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component
excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) Listing Exchange (currently
9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous
Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit
Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the
Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund's Underlying Index.

If permitted by applicable laws to offer creation units of a fund in exchange for the Fund Deposit, the Trust reserves the right to permit or require the substitution of a "cash in-lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for
U.S. Treasury securities.

The Trust reserves the right to permit or require a "cash-in-lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of
Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

                                       39

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the
"Clearing Process"), a clearing agency that is registered with the SEC, or (ii)
a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant
Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant."
Investors should contact the Distributor for the names of Authorized
Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the
Distributor in proper form no later than the closing time of the regular trading session of the Shenzhen Stock Exchange and of the Shanghai Stock
Exchange ("Closing Time") (in each case, normally 4:00 p.m., Shanghai, China time)on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation
Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an
Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized
Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (E.G., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized
Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash
Component. This deadline is likely to be significantly earlier than the closing time if the regular trading session on the applicable Listing Exchange.
Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual
Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

PLACEMENT OF CREATION ORDERS.   State Street shall cause the sub-custodian of
the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, cash and the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m.,
Eastern time, on the contractual settlement date, by means satisfactory to the
Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation
Unit.

CASH PURCHASE METHOD.  Although the Trust does not ordinarily permit cash purchases of Creation Units of iShares funds, Creation Units of the Fund are currently offered partially for cash. Purchases of the Fund will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

                                       40

ISSUANCE OF A CREATION UNIT.  Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the
Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the
Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+2 basis" (I.E., three Business Days after trade date). However, as discussed in the REGULAR HOLIDAYS section of this SAI, the
Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (I.E., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation
Units may be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which BFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized
Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

ACCEPTANCE OF ORDERS FOR CREATION UNITS.  The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the
Distributor in respect of the Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BFA, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) circumstances outside the control of the
Trust, State Street, the Distributor or BFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BFA, the Distributor, DTC, NSCC, State Street, the
sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a
Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit
Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the
Trust's determination shall be final and binding.

COSTS ASSOCIATED WITH CREATION TRANSACTIONS. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. If a purchase consists of a cash portion, the
Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The
Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover costs related to the creation transaction. Investors will also bear the costs of transferring the Deposit
Securities to the Trust. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

                                       41

The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):

 STANDARD CREATION   MAXIMUM ADDITIONAL
  TRANSACTION FEE         CHARGE*
------------------  -------------------
       $7,500              3.0%

-------
*     As a percentage of the NAV per Creation Unit.

REDEMPTION OF SHARES IN CREATION UNITS.  Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation
Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the
Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a
Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities").
Fund Securities received on redemption may not be identical to Deposit
Securities that are applicable to creations of Creation Units.

The redemption proceeds for a Creation Unit generally consists of a specified amount of cash, Fund Securities, plus additional cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the specified amount of cash and Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund
Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an
Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S.
federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under
Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming
Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the
Fund or determination of the Fund's NAV is not reasonably practicable; or (iv)
in such other circumstances as is permitted by the SEC.

COSTS ASSOCIATED WITH REDEMPTION TRANSACTIONS. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. If a redemption consists of a cash portion, the
Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The
Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover other costs related to the redemption transaction. Investors will also bear the costs of transferring the Fund
Securities from the Trust to their account or on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

                                       42

The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):

 STANDARD REDEMPTION   MAXIMUM ADDITIONAL
   TRANSACTION FEE          CHARGE*
--------------------  -------------------
        $7,500               2.0%

----------
*     As a percentage of the NAV per Creation Unit, inclusive of the standard transaction fee.

PLACEMENT OF REDEMPTION ORDERS.  Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem
Creation Units is deemed received by the Trust on the Transmittal Date if: (i)
a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the
Transmittal Date; and (iii) all other procedures set forth in the Participant
Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in China, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the
Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in China.

In order to take delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the
Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation
Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized
Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the
Authorized Participant may be invested at the risk of the Authorized
Participant and income, if any, will be paid to the Authorized Participant. The
Participant Agreement permits the Trust, on behalf of the Fund, to acquire the
Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash
Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption
Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business
Day on which a redemption order is deemed received in good form by the Trust.
Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash
Redemption Amount to be delivered will be determined by State Street on such
Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust,
(I.E., the Business Day on which the shares of the Fund are delivered through
DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

                                       43

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial
Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund
Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund
Securities upon redemptions or could not do so without first registering the
Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a
Creation Unit may be paid an equivalent amount of cash. The Authorized
Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of the Fund may trade on days that the Listing
Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant
non-U.S. markets.

TAXATION ON CREATION AND REDEMPTIONS OF CREATION UNITS.  An Authorized
Participant generally will recognize either gain or loss upon the exchange of
Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized
Participant's aggregate basis in the Deposit Securities exchanged therefor.
However, the U.S. Internal Revenue Service (the "IRS") may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit
Securities for Creation Units as capital assets is not currently deductible.
Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units as capital assets for more than one year, or short-term capital gain or loss if the
Creation Units were held for one year or less, if the Creation Units are held as capital assets.

REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the Chinese market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2010 and 2011, the dates of regular holidays affecting the
Chinese securities market (please note these holiday schedules are subject to potential changes in the Chinese securities market):

2010

                                       44

                         CHINA
----------------------------------------------------
January 1     April 2   July 1         September 29
January 18    April 5   July 5         September 30
February 15   April 6   September 6    October 1
February 16   May 3     September 22   October 11
February 17   May 21    September 23   November 11
February 18   May 31    September 27   November 25
February 19   June 16   September 28   December 27

2011

                         CHINA
--------------------------------------------------
January 3    February 7    May 5         October 5
January 17   February 8    May 6         October 6
January 31   February 9    May 30        October 7
February 1   February 21   July 4        October 10
February 2   May 2         September 5   November 11
February 3   May 3         October 3     November 24
February 4   May 4         October 4     December 26

REDEMPTIONS. The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Fund. In the calendar year 2010 and 2011, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for the
Fund as follows:

                     2010
-----------------------------------------------
                                      NUMBER OF
              TRADE     SETTLEMENT     DAYS TO
 COUNTRY      DATE         DATE        SETTLE
---------  ----------  ------------  ----------
  China    02/10/10    02/22/10      12
           02/11/10    02/23/10      12
           02/12/10    02/24/10      12
           03/29/10    04/07/10      9
           03/30/10    04/08/10      9
           04/01/10    04/09/10      8
           09/20/10    10/04/10      14
           09/21/10    10/05/10      14
           09/24/10    10/06/10      12

                     2011
-----------------------------------------------
                                      NUMBER OF
              TRADE     SETTLEMENT     DAYS TO
 COUNTRY      DATE         DATE        SETTLE
---------  ----------  ------------  ----------
  China    01/26/11    02/10/11      15
           01/27/11    02/11/11      15
           01/28/11    02/14/11      17
           04/27/11    05/09/11      12
           04/28/11    05/10/11      12
           04/29/11    05/11/11      12
           09/28/11    10/11/11      13
           09/29/11    10/12/11      13
           09/30/11    10/13/11      13

----------
*     These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Taxes

REGULATED INVESTMENT COMPANY QUALIFICATIONS.  The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90%
of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross

                                       45

income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other
RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S.
income, franchise or withholding tax liabilities.

TAXATION OF RICS.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the
Fund must distribute to its shareholders at least the sum of (i) 90% of its
"investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the
Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

EXCISE TAX.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus
98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first.

TAXATION OF U.S. SHAREHOLDERS.  Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of

                                       46

record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35%
tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Recent legislation will impose, beginning in 2013, a new 3.8% U.S. federal
Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000
(or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security.
Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

                                       47

SALES OF SHARES.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose.
Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.
This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

BACK-UP WITHHOLDING.  In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).
Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

SECTIONS 351 AND 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

TAXATION OF CERTAIN DERIVATIVES.  The Fund's transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal
Revenue Code (including provisions relating to "hedging transactions" and
"straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer
Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio
(I.E., treat them as if they were closed out at the end of each year) and (b)
may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund's investment in so-called "Section 1256 contracts," such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by

                                       48

the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the
Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

QUALIFIED DIVIDEND INCOME.  Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15%
(0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from
U.S. REITs) and certain non-U.S. corporations (E.G., non-U.S. corporations that are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries:
Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China (but not with
Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes),
Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany,
Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica,
Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Mexico, Morocco, the
Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal,
Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea,
Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia,
Turkey, Ukraine, the United Kingdom, and Venezuela.

A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii)
the shareholder elects to treat such dividend as investment income under
Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the
Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.
Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

EXCESS INCLUSION INCOME.  Under current law, the Fund will block unrelated business taxable income from being realized by its tax-exempt shareholders.
Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code.
Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments

                                       49

may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i)
constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S.
shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations," as defined by the
Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the
Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the
UBTI is imposed on the trust.

NON-U.S. INVESTMENTS.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a
non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as
Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be subject to non-U.S. income taxes withheld at the source. The
Fund, if permitted to do so, may elect to "pass through" to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's non-U.S.
income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns)
or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's non-U.S. income taxes. A non-U.S. person invested in the
Fund in a year that the Fund elects to "pass through" its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's non-U.S. source income.
For this purpose, shareholders must treat as non-U.S. source gross income (i)
their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from
non-U.S. sources; the Fund's gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES.  If the Fund purchases shares in "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a
"qualified electing fund" under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4%
excise tax.

                                       50

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

REPORTING.  If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS.  Dividends paid by the Fund to non-U.S.
shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a
non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A
non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the
Fund's direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT's distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S.
shareholder owning more than 5% of the class of shares throughout either such person's holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S.
shareholder having additional filing requirements.

For taxable years beginning before January 1, 2010, distributions that the Fund designated as "short-term capital gain dividends" or "long-term capital gain dividends" would not have been treated as such to a recipient non-U.S.
shareholder if the distribution were attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund's direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the non-US. shareholder had not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions were subject to 30% withholding by the Fund and were treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution was treated as real property gain subject to 35% withholding tax and could subject the non-U.S.
shareholder to U.S. filing requirements. Additionally, if the Fund's direct or indirect interests in U.S. real property were to exceed certain levels, a non-
U.S. shareholder realizing gains upon redemption from the Fund on or before
December 31, 2009 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund's shares were owned by U.S.
persons at such time or unless the non-U.S. person had not held more than 5% of the Fund's outstanding shares throughout either such person's holding period for the redeemed shares or, if shorter, the previous five years. Although the provisions set forth in this paragraph have expired, legislation has been proposed under which these provisions would be extended for one year retroactive to January 1, 2010, although retroactivity would not apply to an obligation to withhold.

For taxable years beginning before January 1, 2010, properly-designated dividends were generally exempt from U.S. federal withholding tax where they
(i) are paid in respect of the Fund's "qualified net interest income"
(generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the
Fund's "qualified short-term capital gains" (generally, the excess of the
Fund's net short-term capital gain over

                                       51

the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status
(including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has expired, legislation has been proposed under which this provision would be extended to taxable years beginning before
January 1, 2011; this extension, if enacted, would be applied retroactively.

Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.
Affected shareholders should consult their own tax advisors regarding the possible implications of these requirements on their own investment in the
Fund.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2010. It is unclear at the current time whether these provisions will be extended into the future. Legislation has been proposed to allow for shareholder "look-through" to fund portfolio assets that are exempt from U.S. estate tax effective through December 31, 2010; this legislation, if enacted, would apply retroactively to deaths on or after
January 1, 2010.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI.
Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York,
NY 10019, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP,
located at Three Embarcadero Center, San Francisco, CA 94111, serves as the
Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the
Board by mail. Correspondence should be addressed to iShares Board of Trustees,
c/o BlackRock Institutional Trust Company, N.A. - Mutual Fund Administration,
400 Howard Street, San Francisco, CA 94105. Shareholder communications to the
Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the
Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

                                       52

IS-SAI-ECNS-0411

2010 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI ALL COUNTRY ASIA
ex JAPAN INDEX FUND

December 1, 2010
(as revised March 31, 2011)

AAXJ  |  NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“MSCI All Country Asia ex Japan Index” is a servicemark of MSCI, Inc. licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. (“BTC”). iShares® is a registered trademark of BTC. The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® MSCI ALL COUNTRY ASIA
ex JAPAN INDEX FUND

Ticker: AAXJ Stock Exchange: NASDAQ

Investment Objective

The iShares MSCI All Country Asia ex Japan Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country Asia ex Japan Index (the “Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value (“NAV”) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in other iShares funds through June 30, 2012. The contractual waiver may be terminated prior to June 30, 2012 only upon written agreement of the Trust and BFA.
You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Operating Expenses After Fee Waiver
0.69%	None	None	0.01%	0.70%	(0.01)%	0.69%

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

S-1

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$70	$222	$388	$869

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

As of September 30, 2010, the Underlying Index is a free-float adjusted market capitalization index designed to measure equity market performance of the following 10 developed and emerging market countries: China, Hong Kong, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index, futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

S-2

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar.

Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Markets Risk. The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk. Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk. Fund performance depends on the performance of individual securities in which the Fund invests. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Lack of Natural Resources Risk. Certain economies to which the Fund may be exposed have few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on those economies.
Management Risk. As the Fund does not fully replicate the Underlying Index, it is subject to the risk that BFA’s investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over

S-3

longer periods during market downturns.

Market Trading Risks. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.
Non-U.S. Securities Risks. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting a non-U.S. issuer or market. The Fund is specifically exposed to Asian Economic Risk.

Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions in declining markets.

Privatization Risk. Some countries in which the Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk. The Fund invests in economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economies in which the Fund invests.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some geographic areas in which the Fund invests have experienced security concerns. Incidents involving a country’s security may cause uncertainty in these markets and may adversely affect their economies.
Structural Risks. The economies in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR EQUITY INDEX ETFS.

Valuation Risk. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

S-4

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus.
Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2010 was 8.69%.

The best calendar quarter return during the period shown above was 33.18% in the 2nd quarter of 2009; the worst was -0.24% in the 1st quarter of 2009.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2009)

	One Year	Since Fund Inception
(Inception Date: 8/13/2008)
Return Before Taxes	70.91%	10.05%
Return After Taxes on Distributions[1]	70.61%	9.85%
Return After Taxes on Distributions and Sale of Fund Shares[1]	46.54%	8.51%
MSCI All Country Asia ex Japan Index (Index returns do not reflect deductions for fees, expenses, or taxes)	72.08%	6.32%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares.

S-5

As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Rene Casis, Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Casis, Ms. Hsiung and Mr. Savage have been Portfolio Managers of the Fund since 2010, 2008 and 2008, respectively.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

Payments to Broker-dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

S-6

More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The NASDAQ Stock Market (“NASDAQ”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share.
ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

1

A Further Discussion of Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asian Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. For example, North and South Korea each have substantial military capabilities, and historical local tensions between the two present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

Asian Structural Risk. Certain Asian countries are subject to a considerable degree of economic, political and social instability, which could adversely affect investments in the Fund:

  Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region and on some or all of the developed economies within Asia. Some Asian economies may have underdeveloped financial markets and a general lack of regulatory transparency.
  Heavy Government Control and Regulations. Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, heavy regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect investments in the Fund.
  Political and Social Risk. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
  Expropriation Risk. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or
2

indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund’s portfolio reflects the Underlying Index’s concentration in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investment than typically found in developed markets.

Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.

Issuer Risk. The performance of the Fund depends on the performance of individual securities in which the Fund invests. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Lack of Natural Resources Risk. Singapore and Taiwan are small island states with few raw material resources and limited land area and each is reliant on imports for its

3

commodity needs. Any fluctuations or shortages in the commodity markets would have a great impact on the Singaporean and Taiwanese economies. Singapore and Taiwan are also sensitive to the political and economic developments of their neighbors.

Management Risk. The Fund does not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with
4

changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities Risks. Investments in the securities of non-U.S. issuers are subject to all of the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

  Lower levels of liquidity and market efficiency;
  Greater securities price volatility;
  Exchange rate fluctuations and exchange controls;
  Less availability of public information about issuers;
  Limitations on foreign ownership of securities;
  Imposition of withholding or other taxes;
5

  Imposition of restrictions on the expatriation of the funds or other assets of the Fund;
  Higher transaction and custody costs and delays in settlement procedures;
  Difficulties in enforcing contractual obligations;
  Lower levels of regulation of the securities market;
  Weaker accounting, disclosure and reporting requirements; and
  Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.
Privatization Risk. Some countries in which the Fund invests have begun a process of privatizing certain entities and industries. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk. The economies of many Asian countries are dependent on commodity prices and trade with the economies of Asia, Europe and the United States as key trading partners. Reduction in spending on products and services of these markets by any of their key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of any of their key trading partners may cause an adverse impact on the economies of the markets in which the Fund invests.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.
Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in the Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions.
6

Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR EQUITY INDEX ETFS.

Valuation Risk. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund's allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Index Fund and iShares MSCI Emerging Markets Materials Sector Index Fund. The aggregate management fee is calculated as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets over $28.0 billion, up to and including $42.0 billion, plus 0.56% per annum of the aggregate net assets over $42.0 billion, up to and including $56.0 billion, plus 0.50% per annum of the aggregate net assets over $56.0 billion, up to and including $70.0 billion, plus 0.45% per annum of the aggregate net assets over $70.0 billion, up to and including $84.0 billion plus 0.40% per annum of the aggregate net assets in excess of $84.0 billion.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. (“BlackRock”). As of September 30, 2010, BTC and its affiliates, including BFA and
7

BlackRock, provided investment advisory services for assets in excess of $3.45 trillion. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended July 31.
Portfolio Managers. Rene Casis, Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team that have more limited responsibilities.
Rene Casis has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a senior portfolio manager since 2009. From 2005 to 2009, Mr. Casis was a trader at Barclays Capital. Prior to that, Mr. Casis was a portfolio manager from 2000 to 2005 for BGFA and BGI. Mr. Casis has been a Portfolio Manager of the Fund since 2010.
Diane Hsiung has been employed by BFA and BTC as a senior portfolio manager since 2007. Prior to that, Ms. Hsiung was a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.
Greg Savage has been employed by BFA and BTC as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).
The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could
8

disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.
One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of its product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an

9

Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “AAXJ”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

10

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind, and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on national securities exchanges.
The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NASDAQ.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise
11

composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

• Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

• Level 3 – Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and

12

other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, generally are declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

13

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Although the People’s Republic of China (“PRC’s”) enactment of the Enterprise Income Tax Law, effective January 1, 2008, provided a 10% withholding tax upon non-residents with respect to capital gains, significant uncertainties remain. Such uncertainties may result in capital gains imposed upon the Fund relative to companies headquartered, managed or listed in China. While the application and enforcement of this law to the Fund remains subject to clarification, to the extent that such taxes are imposed on any capital gains of the Fund relative to companies headquartered, managed or listed in China, the Funds’ NAV or returns may be adversely impacted.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates for taxable years beginning on or before December 31, 2010. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010. Maximum long-term capital gain income tax rates are scheduled to rise to 20% in 2011. Recent legislation will impose, beginning in 2013, a new 3.8% U.S. federal Medicare contribution tax on “net investment income,” including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States, which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States securities market. The term excludes a corporation that is a passive foreign investment company.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on
14

which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
If your Fund shares are lent out pursuant to a securities lending arrangement, you may lose the ability to use foreign tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. Beginning in 2013, withholding will be imposed on all distributions, redemptions and proceeds from sales of Fund shares payable to shareholders that are non-U.S. entities, unless certain disclosures are made by such non-U.S. entities as to any of their direct and indirect U.S. owners.
Dividends, interest and capital gains earned by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
15

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Beginning in 2013, any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally for a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities by, among other things, assuring that any securities accepted for deposits and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the
16

procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the applicable business day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the applicable business day. In addition, if a purchase or redemption consists of a cash portion (including any transactions through DTC for cash), the Authorized Participant may be required to cover certain brokerage, tax, foreign exchange, execution, market impact (including expenses associated with certain brokerage execution guarantees, as further described in the Fund's SAI) and other costs and expenses related to the execution of trades resulting from the cash portion of such transactions. The Authorized Participants may also be required to pay an additional charge (up to the maximum amounts shown below) to cover other costs related to a creation or redemption transaction. Investors who use the services of a broker or other financial intermediary may pay fees for such services.
17

The following table shows, as of September 30, 2010, the approximate value of one Creation Unit, and standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$6,041,000	100,000	$ 4,500	3.0%	2.0%

*	As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard transaction fee.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

In addition, BFA or its affiliates make payments to broker-dealers, banks or other financial intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.

18

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

19

Financial Highlights
(For a share outstanding throughout each period)
	Year ended Jul. 31, 2010	Period from Aug. 13, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$50.02	$49.77
Income from investment operations:
Net investment income[b]	0.84	0.98
Net realized and unrealized gain (loss)[c]	5.95	(0.47)
Total from investment operations	6.79	0.51
Less distributions from:
Net investment income	(0.86)	(0.26)
Total distributions	(0.86)	(0.26)
Net asset value, end of period	$55.95	$50.02
Total return	13.63%	1.17%[d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$2,025,439	$1,045,347
Ratio of expenses to average net assets prior to waived fees[e]	0.69%	0.72%
Ratio of expenses to average net assets after waived fees[e]	0.68%	0.71%
Ratio of expenses to average net assets after waived fees and exclusive of foreign taxes	0.68%	n/a
Ratio of net investment income to average net assets[e]	1.55%	2.71%
Portfolio turnover rate[f]	3%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

20

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sub-licensing rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Trust, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the shares of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the Fund.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI FOR USE HEREIN OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
21

Shares of the Fund are not sponsored, endorsed or promoted by NASDAQ. NASDAQ makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NASDAQ is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NASDAQ has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NASDAQ does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NASDAQ makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2009 through September 30, 2010.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.23%
Greater than 2.5% and Less than 3.0%	1	0.23
Greater than 2.0% and Less than 2.5%	4	0.91
Greater than 1.5% and Less than 2.0%	16	3.64
Greater than 1.0% and Less than 1.5%	31	7.05
Greater than 0.5% and Less than 1.0%	90	20.45
Between 0.5% and -0.5%	225	51.13
Less than -0.5% and Greater than -1.0%	36	8.18
Less than -1.0% and Greater than -1.5%	22	5.00
Less than -1.5% and Greater than -2.0%	10	2.27
Less than -2.0% and Greater than -2.5%	1	0.23
Less than -2.5% and Greater than -3.0%	2	0.45
Less than -3.0%	1	0.23
	440	100.00%
23

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended July 31, 2010.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of July 31, 2010
Average Annual Total Returns						Cumulative Total Returns
Year Ended 7/31/10			Inception to 7/31/10*			Inception to 7/31/10*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.63%	14.14%	14.32%	7.34%	7.59%	5.39%	14.96%	15.47%	10.86%

*	Total returns for the period since inception are calculated from the inception date of the Fund (8/13/08). The first day of secondary market trading in shares of the Fund was 8/15/08.
24

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.
2.	From the main page, select the first letter of your brokerage firm’s name.
3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.
4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
E-mail:	iSharesETFs@blackrock.com
Write:	c/o SEI Investments Distribution Co. One Freedom Valley Drive, Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-AAXJ-0411

iShares® Trust

Statement of Additional Information

Dated December 1, 2010
(as revised March 31, 2011)

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following funds of iShares Trust (the “Trust”), as such Prospectuses may be revised or supplemented from time to time:

Fund	Ticker	Stock Exchange
iShares FTSE China 25 Index Fund	FXI	NYSE Arca
iShares FTSE China (HK Listed) Index Fund	FCHI	NASDAQ
iShares FTSE Developed Small Cap ex-North America Index Fund	IFSM	NASDAQ
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	AXDI	NYSE Arca
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	AXSL	NYSE Arca
iShares MSCI ACWI ex US Energy Sector Index Fund	AXEN	NYSE Arca
iShares MSCI ACWI ex US Financials Sector Index Fund	AXFN	NYSE Arca
iShares MSCI ACWI ex US Health Care Sector Index Fund	AXHE	NYSE Arca
iShares MSCI ACWI ex US Index Fund	ACWX	NASDAQ
iShares MSCI ACWI ex US Industrials Sector Index Fund	AXID	NYSE Arca
iShares MSCI ACWI ex US Information Technology Sector Index Fund	AXIT	NYSE Arca
iShares MSCI ACWI ex US Materials Sector Index Fund	AXMT	NYSE Arca
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	AXTE	NYSE Arca
iShares MSCI ACWI ex US Utilities Sector Index Fund	AXUT	NYSE Arca
iShares MSCI ACWI Index Fund	ACWI	NASDAQ
iShares MSCI All Country Asia ex Japan Index Fund	AAXJ	NASDAQ
iShares MSCI EAFE Growth Index Fund	EFG	NYSE Arca
iShares MSCI EAFE Index Fund	EFA	NYSE Arca
iShares MSCI EAFE Small Cap Index Fund	SCZ	NYSE Arca
iShares MSCI EAFE Value Index Fund	EFV	NYSE Arca
iShares MSCI Emerging Markets Financials Sector Index Fund	EMFN	NASDAQ
iShares MSCI Emerging Markets Materials Sector Index Fund	EMMT	NASDAQ
iShares MSCI Europe Financials Sector Index Fund	EUFN	NASDAQ
iShares MSCI Far East Financials Sector Index Fund	FEFN	NASDAQ
iShares NYSE 100 Index Fund	NY	NYSE Arca
iShares NYSE Composite Index Fund	NYC	NYSE Arca
iShares PHLX SOX Semiconductor Sector Index Fund	SOXX	NASDAQ
iShares S&P North American Natural Resources Sector Index Fund	IGE	NYSE Arca
iShares S&P North American Technology Sector Index Fund	IGM	NYSE Arca
iShares S&P North American Technology-Multimedia Networking Index Fund	IGN	NYSE Arca
iShares S&P North American Technology-Software Index Fund	IGV	NYSE Arca

The Prospectuses for the above listed funds are dated December 1, 2010 (each, a “Fund” and collectively, the “Funds”). Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust’s distributor, SEI Investments Distribution Co. (the “Distributor”) at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”).

i

ii

iii

iv

General Description of the Trust and its Funds

The Trust currently consists of more than 180 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:

  iShares FTSE China 25 Index Fund1
  iShares FTSE China (HK Listed) Index Fund
  iShares FTSE Developed Small Cap ex-North America Index Fund
  iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund
  iShares MSCI ACWI ex US Consumer Staples Sector Index Fund
  iShares MSCI ACWI ex US Energy Sector Index Fund
  iShares MSCI ACWI ex US Financials Sector Index Fund
  iShares MSCI ACWI ex US Health Care Sector Index Fund
  iShares MSCI ACWI ex US Index Fund
  iShares MSCI ACWI ex US Industrials Sector Index Fund
  iShares MSCI ACWI ex US Information Technology Sector Index Fund
  iShares MSCI ACWI ex US Materials Sector Index Fund
  iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund
  iShares MSCI ACWI ex US Utilities Sector Index Fund
  iShares MSCI ACWI Index Fund
  iShares MSCI All Country Asia ex Japan Index Fund
  iShares MSCI EAFE Growth Index Fund
  iShares MSCI EAFE Index Fund
  iShares MSCI EAFE Small Cap Index Fund
  iShares MSCI EAFE Value Index Fund
  iShares MSCI Emerging Markets Financials Sector Index Fund
  iShares MSCI Emerging Markets Materials Sector Index Fund
  iShares MSCI Europe Financials Sector Index Fund
  iShares MSCI Far East Financials Sector Index Fund
  iShares NYSE 100 Index Fund
  iShares NYSE Composite Index Fund
  iShares PHLX SOX Semiconductor Sector Index Fund2
  iShares S&P North American Natural Resources Sector Index Fund
  iShares S&P North American Technology Sector Index Fund
  iShares S&P North American Technology-Multimedia Networking Index Fund
  iShares S&P North American Technology-Software Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index” ) representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. Each

1

Fund is managed by BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a basket of equity securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares described in the applicable Prospectus and in this SAI are listed for trading on national securities exchanges (a “Listing Exchange”) such as The NASDAQ Stock Market (“NASDAQ”) or NYSE Arca, Inc. (“NYSE Arca”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 or multiples thereof.

[1]	On December16, 2010, the name of the Fund changed from the iShares FTSE/Xinhua China 25 Index Fund to the iShares FTSE China 25 Index Fund to reflect a change in the name of the Fund's Underlying Index from FTSE/Xinhua China 25 Index to FTSE China 25 Index.
[2]	On October 15, 2010, the name of the Fund changed from the iShares S&P North American Technology-Semiconductors Index Fund to the iShares PHLX SOX Semiconductor Sector Index Fund to reflect a change in the Fund’s Index Provider from Standard & Poors Financial Services LLC to The NASDAQ OMX Group, Inc. (“NASDAQ OMX”) and a change in the Fund’s Underlying Index from S&P North American Technology-Semiconductors Index to PHLX Semiconductor Sector Index.
The Trust reserves the right to offer a “cash” option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110% for domestic funds or 115% for foreign funds, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs for cash creations or redemptions may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the applicable Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may

2

include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in their relevant Underlying Indexes.

Currency Transactions. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a non-U.S. currency. A Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. Each Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

Diversification Status. The following table sets forth the diversification status of each Fund:

Diversified Funds	Non-Diversified Funds
iShares NYSE 100 Index Fund	iShares FTSE China 25 Index Fund
iShares NYSE Composite Index Fund	iShares FTSE China (HK Listed) Index Fund

3

Diversified Funds	Non-Diversified Funds
iShares FTSE Developed Small Cap ex-North America Index Fund
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund
iShares MSCI ACWI ex US Energy Sector Index Fund
iShares MSCI ACWI ex US Financials Sector Index Fund
iShares MSCI ACWI ex US Health Care Sector Index Fund
iShares MSCI ACWI ex US Index Fund
iShares MSCI ACWI ex US Industrials Sector Index Fund
iShares MSCI ACWI ex US Information Technology Sector Index Fund
iShares MSCI ACWI ex US Materials Sector Index Fund
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund
iShares MSCI ACWI ex US Utilities Sector Index Fund
iShares MSCI ACWI Index Fund
iShares MSCI All Country Asia ex Japan Index Fund
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Index Fund
iShares MSCI EAFE Small Cap Index Fund
iShares MSCI EAFE Value Index Fund
iShares MSCI Emerging Markets Financials Sector Index Fund
iShares MSCI Emerging Markets Materials Sector Index Fund
iShares MSCI Europe Financials Sector Index Fund
iShares MSCI Far East Financials Sector Index Fund
iShares PHLX SOX Semiconductor Sector Index Fund
iShares S&P North American Natural Resources Sector Index Fund
iShares S&P North American Technology Sector Index Fund
iShares S&P North American Technology-Multimedia Networking Index Fund
iShares S&P North American Technology-Software Index Fund

With respect to 75% of a Fund’s total assets, a “diversified” fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund’s total assets may be invested in any manner.

A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”) and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution

4

requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in each Fund’s respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to each Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Lending Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of possible delay in receiving collateral

5

or in the recovery of the securities, or possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Funds.

Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Funds engage in securities lending, BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Non-U.S. Securities. Each Fund may purchase publicly-traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Funds’ investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract

6

and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including

7

those advised by or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Inc., or “A-1” by Standard & Poor’s® (a subsidiary of The McGraw-Hill Companies, Inc.) (“S&P®”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Each Fund may engage in swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

8

Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and recessions among EU members may have a significant adverse effect on the economies of other EU members and their trading partners, including some or all of the emerging markets materials sector countries.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in a Fund’s Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor

9

relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Risks of Investing in Central and South American Economies. The economies of certain countries in which the iShares MSCI ACWI ex US Financials Sector Index Fund invests are affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on some or all of the countries in which the Fund invests.

Risks of Investing in Non-U.S. Equity Securities. Certain of the Funds invest a significant portion of their assets in non-U.S. equity securities. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of these Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Risks of Investing in China. Investment in securities of companies domiciled in China involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

10

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan based companies and individuals are significant investors in China. Military conflict between China and Taiwan would likely adversely affect the Fund’s investments. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the companies in which the Fund invests.

The tax laws and regulations in the People’s Republic of China (“PRC”) are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on an applicable Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.

Risks of Investing in Real Estate Companies. The iShares MSCI ACWI ex US Financials Sector Index Fund and iShares MSCI Emerging Markets Financials Sector Index Fund invest in companies that invest in, develop, or operate real estate, or provide real estate related services (“Real Estate Companies”), such as REITs, real estate holding companies, or real estate management or development companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

  Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.
  Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.
  Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.
  Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
  Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate

11

Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

  Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
  Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.
  Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Risks of Investing in the Financials Sector. The iShares FTSE China 25 Index Fund, iShares MSCI ACWI ex US Financials Sector Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Europe Financials Sector Index Fund and iShares MSCI Far East Financials Sector Index Fund invest in financials sector securities. Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financials companies. The global financial markets have recently experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financials industry. In addition, the global financials industry has been materially and adversely affected by a significant decline in value of mortgage-backed and asset-backed securities. The prospects of many financials companies are questionable and continue to evolve as financials companies continue to revise their outlooks and write down assets that they hold.

Most financials companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financials companies and financial markets may materially and adversely affect the companies in which a Fund invests, including recent legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and recent legislation on any individual financials company or on the industry as a whole cannot be predicted. The valuation of financials companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk. Certain financials businesses are subject to intense competitive pressures, including market share and price competition. Financials companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, prices and currency transfers.

The profitability of banks, savings and loan associations and finance companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect. Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company’s financial condition or prospects, could adversely affect its business.

Risks of Investing in the Healthcare Sector. The iShares MSCI ACWI ex US Health Care Sector Index Fund invests in healthcare sector securities. Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of

12

medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and may diminish the opportunity for a company to profit from a new product or to bring a new product to market. Many healthcare-related companies are relatively small and unseasoned. Healthcare companies may also be strongly affected by scientific bio-technology or technological developments and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning healthcare have been introduced or considered by the U.S. Congress and other governments in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on healthcare-related or biotechnology-related companies.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

Securities Lending Risk. Each Fund may engage in securities lending. Securities lending involves the risk that a Fund may lose money because the borrower fails to return the securities in a timely manner or at all. The Funds could also lose money in the event of a decline in the value of the collateral provided for loaned securities or the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Funds.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

13

  Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
  Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
  Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Funds’ portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds’ website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds’ portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares (“iShares Exemptive Orders”) and other institutional market participants and entities that provide information services.

Each business day, each Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Funds’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds’ current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

14

From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Indexes

Descriptions of the Underlying Indexes are provided below.

The FTSE Global Equity Index Series

FTSE China 25 Index

Number of Components: 25

Index Description. The FTSE China 25 Index is designed to represent the performance of the largest companies in the China equity market that are available to international investors. The Underlying Index consists of 25 of the largest and most liquid Chinese companies. The securities in the Underlying Index are weighted based on the total market value of their shares. Securities with higher total market values generally have a higher representation in the Underlying Index. Underlying Index constituents are screened for liquidity and weightings are capped to avoid over-concentration in any one stock.

The Underlying Index consists of “Red Chip” shares and “H” shares.

Component Selection Criteria. The Underlying Index is primarily rule-based, but is also monitored by a governing committee. The Secretary to the Underlying Index is responsible for conducting a quarterly review of constituents for the Underlying Index and for recommending to the governing committee any constituents to be inserted or deleted as part of the quarterly review. All eligible securities are ranked by their full market capitalizations.

Eligibility. Each security included in the Underlying Index is a current constituent of the FTSE All-World Index, an index of the FTSE Global Equity Index Series. All classes of equity securities in issue are eligible for inclusion in the Underlying Index subject to conforming with free-float and liquidity restrictions.

Float-Adjusted Market Capitalization. When calculating index weights, individual constituents’ shares held by governments, corporations, strategic partners, or other control groups are excluded from the company’s outstanding shares. Shares owned by other companies are also excluded regardless of whether they are index constituents. In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent’s weight will reflect either the foreign investment limit or the percentage float, whichever is more restrictive.

Liquidity. Stocks are screened to ensure there is sufficient liquidity to be traded. Factors in determining liquidity include the availability of current and reliable price information and the level of trading volume relative to shares outstanding. Value traded and float turnover are also analyzed on a monthly basis to review liquidity.

15

Index Maintenance and Issue Changes. The FTSE Global Classification Committee is responsible for the industry classification of constituents of the Underlying Index within the FTSE Global Classification System. The FTSE Global Classification Committee may approve changes to the FTSE Global Classification System and Management Rules. FTSE appoints the Chairman and Deputy Chairman of the Underlying Index. The Chairman, or in his absence Deputy Chairman, will chair meetings of the Committee and will represent that Committee outside meetings. The Chairman and Deputy Chairman of the Index Committee are collectively responsible for approving constituent changes to the Underlying Index between meetings of the Committee on advice from the Secretary to the Committee and as permitted and as specified by the Underlying Index’s Ground Rules.

Additions. A company is added to the Underlying Index at the periodic review if it rises to the 15th position or above when the eligible companies are ranked by full market value before the application of any investibility weightings.

Deletions. A company in the Underlying Index is deleted at the periodic review if it falls to the 36th position or below when the eligible companies are ranked by full market value before the application of any investibility weighting. Any deletion to the Underlying Index will simultaneously entail an addition to the Underlying Index in order to maintain 25 Index constituents at all times.

Revisions to the Float Adjustments. The Underlying Index is reviewed quarterly for changes in free float. These reviews coincide with quarterly reviews undertaken of the Underlying Index. Implementation of any changes takes place after the close of the Underlying Index calculation on the third Friday in March, June, September and December.

Quarterly Index Rebalancing. The quarterly review of the Underlying Index constituents takes place in March, June, September and December. Any constituent changes are implemented on the next trading day following the third Friday of the same month of the review meeting. Details of the outcome of the review and the dates on which any changes are to be implemented are published as soon as possible after the Index Committee meeting has concluded. Significant Underlying Index rebalancing may cause funds based on the Underlying Index to experience trading error.

Index Availability. The Underlying Index is calculated continuously during Hong Kong trading hours and is widely disseminated to major data vendors. The Underlying Index will not be calculated on Hong Kong public holidays.

Exchange Rates and Pricing. The Underlying Index uses Reuters’ real-time foreign exchange spot rates and Reuters’ real-time security prices. The Underlying Index is calculated in Hong Kong Dollars. Non-Hong Kong Dollar denominated constituent prices are converted to Hong Kong Dollars in order to calculate the Underlying Index. The foreign exchange rates and security prices received from Reuters at the closing time of the Underlying Index are used to calculate the final index levels.

FTSE China (HK Listed) Index

Number of Components: approximately 101

Index Description. The FTSE China (HK Listed) Index is designed to track the performance of the large- and mid-capitalization companies in the Chinese equity market that are available to international investors. The Underlying Index consists of many of the largest and most liquid Chinese companies. Securities in the Underlying Index are weighted based on the total market value of their shares so that securities with higher total market values generally have a higher representation in the Underlying Index. All securities in the Underlying Index currently trade on the Hong Kong Stock Exchange (“HKEX”). As of September 30, 2010, the Underlying Index consisted of 101 companies.

The Underlying Index consists of two types of shares: “Red Chip” shares and “H” shares.

“Red Chip” shares are incorporated in Hong Kong and trade on the HKEX. They are quoted in Hong Kong Dollars. Red Chip companies are substantially owned directly or indirectly by the Chinese Government and have the majority of their business interest in mainland China. Like other securities trading on the HKEX, there are no restrictions on who can trade Red Chip shares.

“H” shares are incorporated in China and nominated by the Central Government for listing and trading on the HKEX. They are quoted and trade in Hong Kong and U.S. dollars. Like other securities trading on the HKEX, there are no restrictions on who can trade “H” shares.

Component Selection Criteria. The Underlying Index is primarily rule-based but is also monitored by a governing committee. The Secretary to the Underlying Index is responsible for conducting a quarterly review of constituents for the Underlying

16

Index and for recommending to the governing committee any constituents to be inserted or deleted as part of the quarterly review. All eligible securities are ranked by their full market capitalizations.

Eligibility. Each security included in the Underlying Index is a current constituent of the FTSE All-World Index, an index of the FTSE Global Equity Index Series. All classes of equity securities in issue are eligible for inclusion in the Underlying Index subject to conforming with free-float and liquidity restrictions.

Float-Adjusted Market Capitalization. When calculating index weights, individual constituents’ shares held by governments, corporations, strategic partners or other control groups are excluded from the company’s outstanding shares. Shares owned by other companies are also excluded regardless of whether they are index constituents. In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent’s weight will reflect either the foreign investment limit or the percentage float, whichever is more restrictive.

Liquidity. Each security is tested for liquidity by calculation of its median daily trading per month. The median trade is calculated by ranking each daily trade total and selecting the middle ranking day. Daily totals with zero trades are included in the ranking, therefore a security that fails to trade for more than half of the days in a month will have a zero median trade.

Securities that do not turn over at least 0.05% of their shares in issue (after the application of any investability weightings) based on their median daily trade per month in ten of the twelve months prior to a full market review will not be eligible for inclusion in the Underlying Index. An existing constituent failing to trade at least 0.04% of its shares in issue (after the application of any investability weightings) based on its median daily trade per month for more than four of the twelve months prior to a full market review will be removed.

Index Maintenance and Issue Changes. Regional FTSE committees are responsible for undertaking review of the Underlying Index and for approving changes.

Corporate actions including new issues, deletions, mergers, splits, suspensions and constituent weight changes in the Underlying Index are applied in the same consistent manner as in the FTSE Global Equity Index Series.

Review Dates. The Underlying Index is reviewed in March using data as at the close of business on the last working day in December. All relevant changes arising from review of the FTSE Global Equity Index Series are also applied to the Underlying Index.

Revisions to the Float Adjustments. The Underlying Index is periodically reviewed for changes in free float. These reviews coincide with quarterly reviews undertaken by the FTSE Regional Committees. Implementation of changes happens at the close of business on the third Friday in March, June, September or December. A constituent’s free float will also be reviewed and adjusted if necessary:

  by identifying information which necessitates a change in free float weighting or following a corporate event.

Index Availability. The Underlying Index is published every 15 seconds during the Official Index Period, using last trade prices, and is widely disseminated to major data vendors. The Official Index Period is 10:00 to 16:00 local Hong Kong hours. The Underlying Index is not calculated on Hong Kong public holidays.

Exchange Rates and Pricing. The Underlying Index uses Reuters’ real-time foreign exchange spot rates and Reuters’ real-time security prices. The Underlying Index is calculated in Hong Kong Dollars. Non-Hong Kong Dollar denominated constituent prices are converted to Hong Kong Dollars in order to calculate the Underlying Index. The foreign exchange rates and security prices received from Reuters at the closing time of the Underlying Index are used to calculate the final index levels.

FTSE Developed Small Cap ex-North America Index

Number of Components: approximately 2,124

Index Description. The FTSE Developed Small Cap ex-North America Index is market capitalization weighted and measures the stock performance of small-capitalization companies in developed countries outside of North America. Currently, the

17

Underlying Index includes publicly available securities issued by companies listed in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. As of the close of business on September 30, 2010, the Underlying Index had a total market capitalization of approximately $1,305,762 million. The Underlying Index is calculated with dividends reinvested.

Index Criteria & Methodology. Small-cap equity securities issued outside of North America are generally eligible for the Underlying Index. Exchange traded funds (“ETFs”) and open-end mutual fund companies, whose share price is a direct derivation of the values of underlying holdings, are excluded. Equity securities listed on a stock exchange or market recognized by FTSE are eligible for inclusion but preferred stocks, hybrid securities, and other similar securities are excluded by FTSE. In determining country allocations, FTSE normally allocates a company to the country in which it is incorporated and listed at the time of the company’s listing. However, FTSE reserves the right to defer or change an allocation decision. Eligible securities are required to meet liquidity measures determined by FTSE, including minimum trading volumes and overall and free-float market capitalization amounts.

Index Maintenance and Issue Changes. Regional FTSE committees are responsible for undertaking review of the Underlying Index and for approving changes in constituents in the Underlying Index.

Index Availability. The Underlying Index is calculated in real-time and generally published throughout the business day, and distributed primarily through international data vendors. Daily values are also made available to major newspapers and can be found at the FTSE website. The Underlying Index generally uses real-time trade prices for securities and currency spot rates. The Underlying Index is not calculated on January 1 or December 25.

Currency and Exchange Rates. The Underlying Index is published and calculated using trading values (real-time throughout the day and closing values at the end of the day) and WM/Reuters Closing Spot Rates for currency values.

The MSCI Indexes

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world equity markets. The MSCI standard equity indexes have covered the world’s developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all standard equity indexes, developed and emerging.

MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free-float adjusted market capitalization in each market of large, mid and small cap securities.

  MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market’s free-float adjusted market capitalization.
  MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.

MSCI Global Investable Market Indexes

Selection Criteria. MSCI’s index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of August 2010, 24 are classified as developed markets and 21 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships

18

and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.

Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

Determining Market Capitalization Size Segments for Each Market. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

  Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
  Achieving consistent market coverage by ensuring that each market’s size segment is represented in its proportional weight in the composite universe.

Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.

Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Weighting. All indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).

Regional Weights. Market capitalization weighting, combined with a consistent target of approximately 99% of free-float adjusted market capitalization, helps ensure that each country’s weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI’s free-float adjustment methodology, a constituent’s inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. As of July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m., London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year’s Day), the previous business day’s rates are normally used. MSCI independently monitors the exchange rates on all its indices. MSCI

19

may under exceptional circumstances elect to use alternative sources of exchange rates if the WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.

Changes to the Indexes. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

  Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
  Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
  Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.

MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.

MSCI All Country World ex USA Consumer Discretionary Index

Number of Components: approximately 219

Index Description. The MSCI All Country World ex USA Consumer Discretionary Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer discretionary sector of developed and emerging markets countries, excluding the United States. Component securities include those of manufacturers of automobiles and automotive components, consumer durables and apparel companies, consumer services companies, media producers and retailers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Brazil, Canada, Chile, China, the Czech Republic, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, the Philippines, Poland, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI All Country World ex USA Consumer Staples Index

Number of Components: approximately 142

Index Description. The MSCI All Country World ex USA Consumer Staples Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer staples sector of developed and emerging markets countries, excluding the United States. Component securities include those of food and drug retailers, food producers, tobacco companies and household products manufacturers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Finland, France, Germany, Greece, India, Indonesia, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

20

Calculation Methodology. The iShares MSCI ACWI ex US Consumer Staples Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI All Country World ex USA Energy Index

Number of Components: approximately 111

Index Description. The MSCI All Country World ex USA Energy Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the energy sector of developed and emerging markets countries, excluding the United States. Component securities include those of energy services providers, energy equipment producers, fuel production companies, fuel transportation companies and fuel refineries. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Austria, Brazil, Canada, China, Colombia, Finland, France, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Russia, South Africa, South Korea, Spain, Taiwan, Thailand, Turkey and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Energy Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI All Country World ex USA Financials Index

Number of Components: approximately 416

Index Description. The MSCI All Country World ex USA Financials Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the financials sector of countries with developed or emerging markets, excluding the United States. Component securities include those of banks, diversified financial companies, insurance companies and real estate companies. As of September 30, 2010, the Underlying Index consists of companies in the following countries and regions: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Morocco, the Netherlands, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Financials Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI All Country World ex USA Health Care Index

Number of Components: approximately 69

Index Description. The MSCI All Country World ex USA Health Care Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the health care sector of developed and emerging markets countries, excluding the United States. Component securities include those of health care equipment companies, health care services companies, pharmaceuticals companies, biotechnology companies and life sciences companies. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Belgium, Canada, China, Denmark, Finland, France, Germany, Hungary, India, Ireland, Israel, Japan, South Africa, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Health Care Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

21

MSCI All Country World ex USA Industrials Index

Number of Components: approximately 296

Index Description. The MSCI All Country World ex USA Industrials Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the industrials sector of developed and emerging markets countries, excluding the United States. Component securities include those of capital goods companies, commercial and professional services companies and transportation companies. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Brazil, Canada, Chile, China, Denmark, Egypt, Finland, France, Germany, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Industrials Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI All Country World ex USA Information Technology Index

Number of Components: approximately 153

Index Description. The MSCI All Country World ex USA Information Technology Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the information technology sector of developed and emerging markets countries, excluding the United States. Component securities include those of software companies, information technology services companies, information technology hardware companies and semiconductor and semiconductor equipment companies. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Brazil, Canada, China, Finland, France, Germany, Hong Kong, India, Israel, Japan, the Netherlands, Norway, Poland, South Korea, Spain, Sweden, Switzerland, Taiwan and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Information Technology Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI All Country World ex USA Materials Index

Number of Components: approximately 233

Index Description. The MSCI All Country World ex USA Materials Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the materials sector of developed and emerging markets countries, excluding the United States. Component securities include those of chemical companies, container manufacturing companies, metals and mining companies and paper and forest products companies. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Egypt, Finland, France, Germany, India, Indonesia, Ireland, Israel, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, Poland, Portugal, Russia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Materials Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI ACWI ex USA Telecommunication Services Index

Number of Components: approximately 83

Index Description. The MSCI ACWI Telecommunication Services Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the telecommunications sector of developed and

22

emerging markets countries, excluding the United States. Component securities include those of diversified telecommunications companies and wireless telecommunications services providers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, the Czech Republic, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Italy, Japan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI All Country World ex USA Utilities Index

Number of Components: approximately 97

Index Description. The MSCI All Country World ex USA Utilities Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the utilities sector of developed and emerging markets countries, excluding the United States. Component securities include those of diversified utilities providers, electric utilities providers, gas utilities providers, water utilities providers, independent power producers and energy trading companies. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Austria, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Italy, Japan, Malaysia, New Zealand, the Philippines, Poland, Portugal, Russia, South Korea, Spain, Thailand and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Utilities Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI All Country World Index ex USA

Number of Components: approximately 1,819

Index Description. The MSCI All Country World Index ex USA is a commonly used measure of international stock market performance outside the U.S., including both emerging and developed markets. Constituents of the Underlying Index include securities from the following 44 markets: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Calculation Methodology. The iShares MSCI ACWI ex US Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI All Country World Index

Number of Components: approximately 2,410

Index Description. The MSCI All Country World Index is a commonly used measure of global stock market performance, including both emerging and developed markets. Constituents of the Underlying Index include securities from the following 45 markets: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and United States.

Calculation Methodology. The iShares MSCI ACWI Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

23

MSCI All Country Asia ex Japan Index

Number of Components: approximately 565

Index Description. As of September 30, 2010, the MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization index designed to measure equity performance of the following 10 developed and emerging market countries: China, Hong Kong, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand.

Calculation Methodology. The iShares MSCI ACWI Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI EAFE® Growth Index

Number of Components: approximately 600

Index Description. The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® Index and constituents of the Underlying Index include securities from Europe, Australasia and the Far East. The Underlying Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index and consists of those securities classified by MSCI as most representing the growth style. Securities classified as growth style generally tend to have higher forecasted growth rates, lower book value to price ratios, lower forward earnings to price ratios and lower dividend yields than securities representing the value style. MSCI uses a specialized framework to attribute both growth and value style characteristics to each security within the MSCI EAFE® Index. Each security is evaluated based on certain value factors and growth factors, which are then used to calculate a growth score and value score. Based upon these two scores, MSCI determines the extent to which each security is assigned to the growth or value style. It is possible for a single security to have representation in both the growth and value style indexes, however, no more than 100% of a security’s float-adjusted market capitalization will be included within the combined style framework.

MSCI EAFE® Index

Number of Components: approximately 967

Index Description. The MSCI EAFE® Index is commonly used as a measure of international stock performance. Constituents of the Underlying Index include securities from Europe, Australasia and the Far East and as of September 30, 2010, the Underlying Index consisted of the following 22 developed market indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Calculation Methodology. The iShares MSCI EAFE Index Fund utilizes the Underlying Index calculated with net dividends reinvested. “Net dividends” means dividends after reduction for taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the iShares MSCI EAFE Index Fund, such withholding rates may differ from that applicable to United States residents.

The Underlying Index is calculated on a real-time basis and disseminated at regular intervals throughout the day.

MSCI EAFE Small Cap Index

Number of Components: approximately 2,334

The MSCI EAFE Small Cap Index represents the small cap universe (i.e., listed securities with a market capitalization in the range of $200 million - $1.5 billion) of the MSCI EAFE® Index, and consists of the securities of those companies whose securities are included in the MSCI GIMI but not the MSCI Global Standard Index in a particular market.

MSCI EAFE® Value Index

Number of Components: approximately 508

Index Description. The MSCI EAFE® Value Index is a subset of the MSCI EAFE® Index and constituents of the Underlying Index include securities from Europe, Australasia and the Far East. The Underlying Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index and consists of those securities classified by MSCI as most representing the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style. MSCI uses a specialized framework to attribute both value and growth style characteristics to

24

each security within the MSCI EAFE® Index. Each security is evaluated based on certain value factors and growth factors, which are then used to calculate a growth score and value score. Based upon these two scores, MSCI determines the extent to which each security is assigned to the value or growth style. It is possible for a single security to have representation in both the value and growth style indexes, however, no more than 100% of a security’s float-adjusted market capitalization will be included within the combined style framework.

MSCI Emerging Markets Financials Index

Number of Components: approximately 175

Index Description. The MSCI Emerging Markets Financials Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the financials sector of emerging markets countries. Component securities include those of banks, diversified financial companies, insurance companies and real estate companies. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

Calculation Methodology. The iShares MSCI Emerging Markets Financials Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI Emerging Markets Materials Index

Number of Components: approximately 106

Index Description. The MSCI Emerging Markets Materials Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Brazil, Chile, China, Colombia, Egypt, India, Indonesia, Malaysia, Mexico, Peru, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

Calculation Methodology. The iShares MSCI Emerging Markets Materials Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI Europe Financials Index

Number of Components: approximately 106

Index Description. The MSCI Europe Financials Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the financials sector of developed market countries in Europe. Component securities include those of banks, diversified financial companies, insurance companies and real estate companies. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

Calculation Methodology. The iShares MSCI Europe Financials Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI Far East Financials Index

Number of Components: approximately 90

Index Description. The MSCI Far East Financials Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the financials sector of developed market countries and regions in the Far East.

25

Component securities include those of banks, diversified financial companies, insurance companies and real estate companies. As of September 30, 2010, the Underlying Index consisted of companies in the following countries and regions: Hong Kong, Japan and Singapore.

Calculation Methodology. The iShares MSCI Far East Financials Sector Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

Additional Information. “MSCI,” “Morgan Stanley Capital International,” MSCI All Country World ex USA Consumer Discretionary Index, MSCI All Country World ex USA Consumer Staples Index, MSCI All Country World ex USA Energy Index, MSCI All Country World ex USA Financials Index, MSCI All Country World ex USA Health Care Index, MSCI All Country World ex USA Industrials Index, MSCI All Country World ex USA Information Technology Index, MSCI All Country World ex USA Materials Index, MSCI ACWI ex USA Telecommunication Services Index, MSCI All Country World ex USA Utilities Index, MSCI All Country World Index ex USA, MSCI All Country World Index, MSCI All Country Asia ex Japan Index, MSCI EAFE® Index, MSCI EAFE® Growth Index, MSCI EAFE Small Cap Index, MSCI EAFE® Value Index, MSCI Emerging Markets Financials Index, MSCI Emerging Markets Materials Index, MSCI Europe Financials Index and MSCI Far East Financials Index are service marks of MSCI Inc. and have been licensed for use by BTC. The Funds are not sponsored, endorsed, sold or promoted by MSCI Inc. Nor does MSCI Inc. make any representation regarding the advisability of investing in any of the Funds.

The NYSE Indexes

Component Selection Criteria. The NYSE Indexes track the performance of specified New York Stock Exchange (“NYSE”) listed securities. The Indexes are maintained according to a rules-based methodology. The Indexes are capitalization-weighted, adjusted for free-float shares and calculated on a price and total return basis. The Indexes are weighted by float-adjusted market capitalization, rather than full market capitalization, in order to better reflect the actual number of shares available to investors. The Indexes are published every business day, and real-time updates are disseminated to financial data vendors whenever the NYSE is open.

Issue Changes. The weightings of securities (i.e., “components”) in each Index are reviewed quarterly based on market-capitalization and free-float data (with the exception of the NYSE Composite, NYSE Energy, NYSE Financial and NYSE Health Care Indexes, each of which is rebalanced on an ongoing basis). All index-component companies must meet the substantive listing requirements of the NYSE; components that fail to meet such requirements are dropped from the Indexes. Quarterly reviews are implemented during March, June, September, and December. Changes in index composition and related weight may also be necessary on an ongoing basis to reflect extraordinary events such as delistings, bankruptcies, mergers or takeovers involving index components and changes of more than 10% in the number of outstanding shares of an Index.

Index Maintenance. Index maintenance includes monitoring and implementing the adjustments for component additions and deletions, share changes, stock splits, stock dividends, corporate restructurings, spin-offs, or other corporate actions. Some corporate actions, such as stock splits and stock dividends, require simple changes in the common shares outstanding and the stock prices of the component companies in the Index. Other corporate actions, such as share issuances, change the aggregate free-float adjusted market capitalization of the Indexes and require additional adjustments. Corporate actions will be implemented after the close of trading on the day prior to the ex-date of such corporate actions. Whenever possible, changes to the Indexes’ components will be announced at least two business days prior to their implementation date.

If trading in a security is suspended while the NYSE is open, the last traded price for that security on the NYSE is used for all subsequent index computations until trading resumes. If trading is suspended before the opening of the NYSE on a given day, the security’s adjusted closing price from the previous day is used to calculate the Index. Until a particular security opens, its adjusted closing price from the previous day is used in the Index computation.

Index Availability. The NYSE Indexes are calculated continuously and are available from major data vendors.

NYSE Composite Index

Number of Components: approximately 1,838

Index Overview and Description. The NYSE Composite Index is weighted using free-float market capitalization, and calculated on both price (i.e., real time) and total return (i.e., end of trading day) basis. The composition of the Underlying

26

Index is transparent and rule-based. The Underlying Index is calculated and maintained by Dow Jones Indexes pursuant to a contractual agreement with the NYSE.

Methodology. Only common stocks, ADRs, REITs and tracking stocks listed on the NYSE are eligible for inclusion in the Underlying Index. Multiple classes of shares of the same issuer are eligible to be included in the Underlying Index. Preferred stocks, closed-end funds, ETFs, trust units, shares of beneficial interest, shares in limited partnerships, and derivative securities (such as warrants and rights) are not eligible for inclusion in the Underlying Index.

Calculation and Dissemination. The Underlying Index is calculated whenever the NYSE is open using the latest traded price on the NYSE for each security in the Underlying Index. Following the determination of the previous day’s closing Underlying Index value, the Underlying Index values for the current day are updated and disseminated following the opening of NYSE trading on a real-time basis beginning when the first traded price of any of the Underlying Index components are received.

Weighting. The Underlying Index is weighted by float-adjusted market capitalization, rather than full market capitalization, to reflect the actual number of shares available to investors. Shares held by governments, corporations, strategic partners of the issuer and control groups are excluded from an issuer’s available float when determining Underlying Index weightings.

NYSE U.S. 100 Index

Number of Components: 100

Index Overview and Description. The NYSE U.S. 100 Index is weighted using free-float market capitalization and is calculated on both price (i.e., real-time) and total return (i.e., end of trading day) basis. The composition of the Underlying Index is transparent and rule-based. The Underlying Index is calculated and maintained by Dow Jones Indexes pursuant to a contractual agreement with NYSE.

Methodology. Only common stocks and other securities that have the characteristics of common equities of U.S. companies listed on the NYSE are eligible for inclusion in the Underlying Index. Fixed-dividend shares and securities such as convertible notes, warrants, rights, mutual funds, unit investment trusts, closed-end fund shares, shares in limited partnerships and tracking stocks are not eligible for inclusion in the Underlying Index. Companies that have less than 100,000 shares in average daily trading volume for the preceding three months are ineligible for inclusion in the Underlying Index. If a company has multiple share classes, only the class of shares that has the highest average daily trading volume during the preceding three months is included in the Underlying Index.

Calculation and Dissemination. The Underlying Index is calculated whenever the NYSE is open using the latest traded price on the NYSE for each security in the Underlying Index. Following the determination of the previous day’s closing Underlying Index value, the Underlying Index values for the current day are updated and disseminated following the opening of NYSE trading on a real-time basis, beginning when the first traded price of any of the Underlying Index components are received.

Weighting. The Underlying Index is weighted by float-adjusted market capitalization, rather than full market capitalization, to reflect the actual number of shares available to investors. Shares held by governments, corporations, strategic partners of the issuer and other control groups are excluded from a company’s available float when determining Underlying Index weightings.

Index Maintenance. The Underlying Index is rebalanced quarterly, with an “80-120” buffer applied to limit turnover. When the eligible universe is ranked by market capitalization, all stocks (components and new components) in the top 80 are automatically included in the Underlying Index while all stocks ranked below 120, including prior components, are automatically excluded. The remaining components are selected from stocks falling between 80 and 120, starting with the highest ranked prior components. If all prior components in this group have been added to the Underlying Index and spaces are still left, new components are added, starting with the largest capitalization stocks. Initial public offerings (“IPOs”) and new listings are eligible for inclusion at the quarterly rebalancing following their sale or listing, provided that their market capitalization and trading volumes have met the threshold for inclusion for at least five trading days. However, if an IPO company or new listing would be in the top 25% of the Underlying Index’s market capitalization, it may be included between reviews, provided that a minimum notification period of two business days is observed.

In addition to the scheduled quarterly rebalancing, the Underlying Index is rebalanced on an ongoing basis to accommodate extraordinary events, such as delistings, bankruptcies, mergers and acquisitions and changes of more than 10% in the number of outstanding shares of an Underlying Index component.

27

The PHLX Semiconductor Sector Index1

Number of Components: approximately 30

Index Description. The PHLX Semiconductor Sector Index contains U.S.-traded securities of companies engaged in the design, distribution, manufacture, and sale of semiconductors.

Initial Security Eligibility Criteria. Index eligibility is limited to specific security types only. For the purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the “issuer” are references to the issuer of the underlying security. The security types eligible for the Index include common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not included in the Index are closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities.

To be eligible for inclusion in the Index, a security must meet the following criteria:

  a security must be listed on the Nasdaq Stock Market, the NYSE, or NYSE Amex;
  the issuer of the security must be classified, as reasonably determined by NASDAQ OMX, as a company whose primary business is involved in the design, distribution, manufacture, and sale of semiconductors;
  only one class of security per issuer is allowed;
  the security must have a market capitalization of at least $100 million;
  the security must have traded at least 1.5 million shares in each of the last six months;
  the security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S.;
  the security may not be issued by an issuer currently in bankruptcy proceedings;
  the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;
  the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn; and
  the issuer of the security must have been “seasoned” on a recognized market for at least 6 months; in the case of spin-offs, the operating history of the spin-off will be considered.
Continued Security Eligibility Criteria. To be eligible for continued inclusion in the Index, an Index Security must meet the following criteria:
  a security must be listed on The Nasdaq Stock Market, the NYSE, or NYSE Amex;
  the issuer of the security must be classified, as reasonably determined by NASDAQ OMX, as a company whose primary business is involved in the design, distribution, manufacture, and sale of semiconductors (Index Securities as of October 31, 2008, will be grandfathered for Index classification purposes, unless there is a material change in its business line);
  the security must have a market capitalization of at least $60 million;
  the security may not be issued by an issuer currently in bankruptcy proceedings; and
  the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

Component Replacement Criteria. In the event that an Index Security no longer meets the Continued Security Eligibility Criteria, it is replaced with a security that meets all of the Initial Security Eligibility Criteria and additional criteria which follows. Securities eligible for inclusion are ranked in descending order by market value, current price and greatest percentage price change over the previous six months (the “Ranking Process”). The security with the highest overall ranking is added to the Index (with largest market capitalization determining inclusion if multiple securities have the same rank) provided that the Index then meets the following criteria:

  no single Index Security is greater than 20% of the weight of the Index and the top five Index Securities are not greater than 55% of the weight of the Index; and

28

  no more than 15% of the weight of the Index is composed of non-U.S. component securities that are not subject to comprehensive surveillance agreements.

In the event that the highest ranking security does not permit the Index to meet the above Component Replacement Criteria, the next highest-ranking security is selected and the criteria will again be applied to determine eligibility. The process continues until a qualifying replacement security is selected.

Continued Index Eligibility Criteria. In addition to the security eligibility criteria, the Index as a whole must meet the following criteria on a continual basis unless otherwise noted:

  no single Index Security is greater than 25% of the weight of the Index and the top five Index Securities are not greater than 60% of the weight of the Index (measured semi-annually as of the first trading day in January and July);
  no more than 18% of the weight of the Index is composed of non-U.S. Index Securities that are not subject to comprehensive surveillance agreements;
  the total number of Index Securities has not increased or decreased by 33 1/3% of the Index and in no event will be less than nine;
  Index Securities representing at least 95% of the weight of the Index has a market capitalization of $75 million;
  Index Securities representing at least 92% of the weight of the Index and at least 82% of the total number of Index Securities meet the security options eligibility rules;
  Index Securities must have trading volume of at least 600,000 shares for each of the last six months except that for each of the lowest weighted Index Securities that in the aggregate account for no more than 5% of the weight of the Index, trading volume must be at least 500,000 shares for each of the last six months; and
  the lesser of the five highest weighted Index Securities or the highest weighted Index Securities that in the aggregate represent at least 30% of the total number of Index Securities each have had an average monthly trading volume of at least 1,250,000 shares over the past six months.

In the event the Index does not meet the continued eligibility criteria, the Index composition will be adjusted to ensure that the Index meets the criteria. Index Securities that contribute to the Index not meeting the eligibility criteria may be removed. Index Securities may be added and/or replaced according to the Component Replacement Criteria to ensure compliance with the Continued Index Eligibility Criteria. In all cases, a security is removed from the Index at its Last Sale Price.

Index Maintenance. Changes in the price and/or Index Shares driven by corporate events such as stock dividends, stock splits and certain spin-offs and rights issuances are adjusted on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10.0%, the change is made as soon as practicable. (If a security is a depositary receipt, the total shares outstanding is the actual depositary shares outstanding as reported by the depositary banks.) Otherwise, if the change in total shares outstanding is less than 10%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September and December. The Index Shares are derived from the security’s total shares outstanding. Intraquarter, the Index Shares are adjusted by the same percentage amount by which the total shares outstanding have changed.

In the case of a special cash dividend, a determination is made on an individual basis whether to make a change to the price of an Index Security in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-date.

Ordinarily, whenever there is a change in Index Shares, a change in an Index Security, or a change to the price of an Index Security due to spin-offs, rights issuances or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Index prior to market open on the Index effective date.

Index Rebalancing. The Index employs a modified market capitalization-weighting methodology. At each quarter, the Index is rebalanced such that the maximum weight of any Index Security does not exceed 8% and no more than 5 securities are at that cap. The excess weight of any capped security is distributed proportionally across the remaining Index Securities. If after redistribution, any of the five highest ranked Index Securities are weighted below 8%, these securities are not capped. Next, any remaining Index Securities in excess of 4% are capped at 4% and the excess weight is redistributed proportionally across the remaining Index Securities. The process is repeated, if necessary, to derive the final weights.

29

The modified market capitalization-weighting methodology is applied to the capitalization of each Index Security, using the Last Sale Price of the security at the close of trading on the last trading day in February, May, August and November and after applying quarterly changes to the total shares outstanding. Index Shares are then calculated multiplying the weight of the security derived above by the new market value of the Index and dividing the modified market capitalization for each Index Security by its corresponding Last Sale Price. The changes are effective after trading on the third Friday in March, June, September and December.

In administering the Index, NASDAQ OMX will exercise reasonable discretion as it deems appropriate to ensure Index integrity.

Index Availability. The PHLX Semiconductor Sector Index is calculated continuously and widely disseminated to major data vendors.

[1]	Effective October 15, 2010, the iShares PHLX SOX Semiconductor Sector Index Fund’s Underlying Index changed from S&P North American Technology-Semiconductors Index to PHLX Semiconductor Sector Index.

The S&P Indexes

Component Selection Criteria for Domestic Indexes. The Standard & Poor’s Index Committee is responsible for the overall management of the S&P Indexes. Issuers (i.e., the “components”) selected for the S&P U.S. Indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. issuers classified by the Global Industry Classification Standard (GICS®) is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts, certain holding issuers, OTC bulletin board issues, pink sheet-listed issues, closed-end funds, ETFs and tracking stocks. REITs, except for mortgage REITs, are eligible for inclusion in the Indexes. The stock of each constituent must trade on either the NYSE, the American Stock Exchange (“AMEX”) or on NASDAQ. Additionally, only one share class per constituent will be included in an Index. The share class is selected by S&P and is generally defined as the largest, most liquid share class. Issuers with multiple share classes will have the classes combined for purposes of calculation of market capitalization. The following criteria are then analyzed to determine an issuer’s eligibility for inclusion in the S&P Indexes: (i) ownership of an issuer’s outstanding common stock, in order to screen out closely held issuers; (ii) trading volume of an issuer’s shares, in order to ensure ample liquidity and efficient share pricing; and (iii) the financial and operating condition of an issuer.

The S&P Indexes are capitalization weighted, based on the following formula: number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using S&P’s methodology) multiplied by the constituent’s share price. Issuers with float-adjusted market capitalizations below certain thresholds are not eligible for the Indexes. In addition, the market capitalization of an issuer eligible for inclusion must be equal or greater than the Index’s minimum market capitalization at the time it is being considered for Index inclusion. The market capitalizations of an Index’s constituents are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalizations of an Index’s constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.

Additional Component Selection Criteria for S&P North American Sector Indexes. To be eligible for the S&P North American Indexes, issuers must be a member of either the S&P Total Market Index (TMI) or the S&P/Toronto Stock Exchange (“TSX”) Composite. The S&P North American Sector Indexes are modified market capitalization weighted. After S&P calculates the float-adjusted market capitalizations, weights are modified so that no single constituent exceeds limits predetermined by S&P. If the combined weight of all the constituents with an individual weight greater than 5% exceeds a certain amount determined by S&P, then S&P reduces the weightings of such stocks in accordance with its methodology. Each index constituent can be a member of one, and only one, S&P North American Sector Index.
The S&P North American Sector Indexes are rebalanced semiannually on the third Friday of June and December. Except for major corporate actions such as mergers and spin-offs, stocks can only be added to or deleted from an Index at the time of the semi-annual rebalancing. In the case of GICS changes, where an issuer does not belong to a qualifying sector after the classification change, the issuer is removed from the relevant Index at the next rebalancing.

Component Selection Criteria for International Indexes. Stocks are eligible for the S&P Global Indexes if they meet criteria for size, liquidity, profitability, and sector and market representation. Each of the S&P Global Indexes is balanced across country and sector weights in the region/market. The S&P Global Indexes begin with an eligible investable universe of stocks covering approximately 95% of each country’s total market capitalization. In some cases, the S&P Global Indexes may include

30

ADRs and GDRs. Stocks with relatively small market capitalization or insufficient liquidity are excluded by S&P. To identify a candidate pool for index constituent selection, all stocks are carefully examined using a set of general criteria. The specific securities are then screened for industry sector classification; thus, the eligible securities are ranked according to GICS. Then, the Index components, now determined, are weighted on the basis of S&P’s float-adjusted, market capitalization methodology. Generally, S&P observes a prospective constituent’s liquidity over a period of at least six months before consideration for inclusion. However, there may be extraordinary situations when issuers should be added immediately (e.g., certain privatizations). When a particular issuer dominates its home market, it may be excluded from an Index if analysis of the sectors reveals that its securities are not as liquid as those of similar issuers in other countries. Once a year, the float adjustments will be reviewed and potentially changed based on such review. The values of an Index’s constituents are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalization of index constituent issuers is adjusted for all strategic holdings, including private, corporate, and government holdings.

With respect to the non-U.S. components of the S&P Global Indexes, the eligible universe of index components that are considered for inclusion are from the following S&P Indexes: (i) the TSX 60 Index, which represents the liquid, large-cap stocks of the publicly listed issuers in the Canadian equities market; (ii) the S&P Tokyo Stock Price (“TOPIX”) 150 Index which represents the liquid, large-cap stocks of the publicly-listed issuers in the Japanese equities market; (iii) the S&P/Australia Stock Exchange (“ASX”) All-Australian 50 Index, which represents the liquid, large-cap stocks in the Australian equities market; (iv) the S&P Asia 50 Index, which represents the liquid, large-cap stocks of four major equities markets in Asia (Hong Kong, South Korea, Taiwan and Singapore); (v) the S&P Latin America 40 Index, which represents the liquid, large-cap stocks from major sectors of the Mexico, Brazil, Peru and Chilé equity markets; and (vi) the S&P Europe 350 Index, which represents the liquid, large-cap stocks of the publicly listed issuers in the region, covering approximately 70% of the region’s market capitalization.

Issue Changes. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

Index Maintenance. Maintaining the S&P Indexes includes monitoring and completing the adjustments for issuer additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. An issuer will be removed from the S&P Indexes as a result of mergers/acquisitions, bankruptcy, or restructuring. An issuer is removed from the relevant index as close as possible to the actual date on which the event occurred. An issuer can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement issuers are selected based on the above component section criteria.

When calculating index weights, individual constituents’ shares held by governments, corporations, strategic partners, or other control groups are excluded from the issuer’s shares outstanding. Shares owned by other issuers are also excluded regardless of whether they are index constituents.

In countries with regulated environments, where a foreign investment limit exists at the sector or issuer level, the constituent’s weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Each issuer’s financial statements will be used to update the major shareholders’ ownership. However, during the course of the year, S&P also monitors each issuer’s Investable Weight Factor (“IWF”) which is S&P’s term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a major corporate action (i.e., privatization, merger, takeover, or share offering) and the change equal to or greater than 5%, a float adjustment will be implemented as soon as reasonably possible.

Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.indices.standardandpoors.com.

31

Index Availability. The S&P Indexes are calculated continuously and are available from major data vendors.

S&P North American Natural Resources Sector IndexTM

Number of Components: approximately 129

Index Description. The S&P North American Natural Resources Sector IndexTM is designed to measure the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada.

S&P North American Technology Sector IndexTM

Number of Components: approximately 237

Index Description. The S&P North American Technology Sector IndexTM is designed to measure the performance of U.S.-traded stocks of technology-related companies in the U.S. and Canada.

S&P North American Technology-Multimedia Networking IndexTM

Number of Components: approximately 32

Index Description. The S&P North American Technology-Multimedia Networking IndexTM is designed to measure the performance of U.S.-traded stocks of communication equipment companies in the U.S. and Canada.

S&P North American Technology-Software IndexTM

Number of Components: approximately 50

Index Description. The S&P North American Technology-Software IndexTM is designed to measure the performance of U.S.-traded stocks of software-related companies in the U.S. and Canada.

Investment Limitations

Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted as fundamental policies each Fund’s investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

All Funds (other than the iShares FTSE China 25 Index Fund, iShares FTSE China (HK Listed) Index Fund, iShares FTSE Developed Small Cap ex-North America Index Fund, iShares MSCI ACWI ex US Index Fund, iShares MSCI ACWI Index Fund, iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI EAFE Small Cap Index Fund, iShares NYSE 100 Index Fund and iShares S&P North American Technology-Multimedia Networking Index Fund) will not:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

32

4.	Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

Each of iShares FTSE China 25 Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund and iShares NYSE 100 Index Fund will not:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.
4.	Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.
5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

Each of iShares FTSE China (HK Listed) Index Fund, iShares FTSE Developed Small Cap ex-North America Index Fund, iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund, iShares MSCI ACWI ex US Consumer Staples Sector Index Fund, iShares MSCI ACWI ex US Energy Sector Index Fund, iShares MSCI ACWI ex US Financials Sector Index Fund, iShares MSCI ACWI ex US Health Care Sector Index Fund, iShares MSCI ACWI ex US Index Fund, iShares MSCI ACWI ex US Industrials Sector Index Fund, iShares MSCI ACWI ex US Information Technology Sector Index Fund, iShares MSCI ACWI ex US Materials Sector Index Fund, iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund, iShares MSCI ACWI ex US Utilities Sector Index Fund, iShares MSCI ACWI Index Fund, iShares MSCI All Country Asia ex Japan, iShares MSCI EAFE Small Cap Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Materials Sector Index Fund, iShares MSCI Europe Financials Sector Index Fund and iShares MSCI Far East Financials Sector Index Fund will not:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of

33

securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

  The frequency of trades and quotes for the security;
  The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
  Dealer undertakings to make a market in the security; and
  The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction except that certain percentage limitations will be observed continuously in accordance with applicable law.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Each of the iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares S&P North American Natural Resources Sector Index Fund has adopted a non-fundamental investment policy such that each Fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

34

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The Trust, iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc., Master Investment Portfolio and BlackRock Funds III (formerly, Barclays Global Investors Funds), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 215 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman.

35

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (53)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).
Michael Latham[2] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
George G.C. Parker (71)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Continental Airlines, Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

36

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (49)	Trustee (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).
Cecilia H. Herbert (61)	Trustee (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).
John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

37

Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).
Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).
Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).
Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

38

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).
Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is also Chairman of the Hope & Heroes Children’s Cancer Fund, since 2002, and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and President of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Latham is the global head of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in April 2009 and July 2010, he was head of BlackRock’s iShares exchange-traded fund business for the U.S. and Canada and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

George G.C. Parker has been a Trustee of the Trust since 2000 and Chairman of the Trust’s Board since 2010. Mr. Parker served as Lead Independent Trustee of the Trust from 2006 until 2010 and Chairman of the Nominating and Governance Committee for the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chairman of iShares, Inc.’s Board since 2010, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chairman of the Nominating and Governance Committee for iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped

39

Index Fund, Inc. since 2010 and Chairman of iShares MSCI Russia Capped Index Fund, Inc.’s Board since 2010. Mr. Parker also serves as Director on five other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance (Emeritus) at the Stanford Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at the School. Mr. Parker’s teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds an MBA and Ph.D. degree from the Stanford Business School.

John E. Martinez has been a Trustee of the Trust since 2003. Mr. Martinez has served as a Director of iShares, Inc. since 2003 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Martinez is a Director of EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Since 2007, Mr. Martinez also serves as the Chairman of the Independent Review Committee for the Canadian iShares Funds. This committee provides guidance and oversight of potential conflicts of interest between the mutual fund advisor and shareholders. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB in economics from The University of California, Berkeley and holds an MBA in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Trustee of the Trust since 2005. Ms. Herbert has served as a Director of iShares, Inc. since 2005 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. She is President of the Board of the Catholic Charities CYO, among the Bay Area’s largest, private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1991, which she chaired from 1994 to 2006. She is a Trustee of the Thacher School, since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director since 2010 and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005 and Chairman of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chairman of the Audit Committee of iShares, Inc. since 2006, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Audit Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS in accounting from University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005 and Chairman of the Nominating and Governance Committee of the Trust since 2010. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chairman of the Nominating and Governance Committee of iShares, Inc. since 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Nominating and Governance Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co, including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA from Boston College and is a Chartered Financial Analyst.

Robert H. Silver has been a Trustee of the Trust since 2007. Mr. Silver has served as a Director of iShares, Inc. since 2007 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of

40

UBS Financial Services Inc., the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the Depository Trust and Clearing Corporation (“DTCC”) and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chairs its Fund Development Committee, since 2001, and Co-Founder and Vice President of Parentgiving Inc., since 2008. Mr. Silver began his career as a CPA at KPMG LLP from 1983 until 1997. Mr. Silver has a BS in business administration from the University of North Carolina.

Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees (defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting each Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

41

Committees of the Board of Trustees. Each Trustee who is not an interested person (as defined in the 1940 Act) of the Trust (“Independent Trustee”) serves on the Audit Committee and the Nominating and Governance Committee of the Board. Mr. Martinez was not a member of these committees prior to August 13, 2009. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended July 31, 2010.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met six times during the fiscal year ended July 31, 2010.

The following table sets forth, as of December 31, 2009, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee[1]	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert Kapito	None	None	None

John E. Martinez	iShares Barclays 7-10 Year Treasury Bond Fund	Over $100,000	Over $100,000
	iShares Barclays Short Treasury Bond Fund	Over $100,000
	iShares Barclays TIPS Bond Fund	Over $100,000
	iShares MSCI All Country Asia ex Japan Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Global Consumer Staples Sector Index Fund	Over $100,000

42

Name of Trustee[1]	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

George G.C. Parker	iShares Barclays 1-3 Year Treasury Bond Fund	$1-$10,000	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Dow Jones Select Dividend Index Fund	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 2000 Index Fund	$50,001-$100,000
	iShares S&P 100 Index Fund	Over $100,000
	iShares S&P 500 Growth Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000
	iShares S&P Global 100 Index Fund	$10,001-$50,000

Cecilia H. Herbert	iShares Barclays 1-3 Year Treasury Bond fund	$10,001-$50,000	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Barclays TIPS Bond Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Emerging Markets Index Fund	$50,001-$100,000
	iShares MSCI Pacific ex-Japan Index Fund	$10,001-$50,000
	iShares Russell 1000 Growth Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$50,001-$100,000
	iShares S&P MidCap 400 Index Fund	$10,001-$50,000

Charles A. Hurty	iShares Dow Jones Financial Sector Index Fund	$1-$10,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$1-$10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P Global Energy Sector Fund	$1-$10,000

43

Name of Trustee[1]	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	Over $100,000	Over $100,000
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	Over $100,000

Robert H. Silver	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays 1-3 Year Treasury Bond Fund	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000
	iShares Dow Jones U.S. Financial Services Index Fund	$50,001-$100,000
	iShares Dow Jones U.S. Regional Banks Index Fund	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI ACWI ex US Index Fund	Over $100,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Growth Index Fund	$50,001-$100,000
	iShares Russell 1000 Value Index Fund	$50,001-$100,000
	iShares Russell 2000 Growth Index Fund	$10,001-$50,000
	iShares Russell 2000 Value Index Fund	$10,001-$50,000
	iShares Russell 3000 Index Fund	$50,001-$100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Europe 350 Index Fund	$10,001-$50,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000
	iShares S&P/Citigroup International Treasury Bond Fund	$1-$10,000

Darrell Duffie[2]	None	None	None

[1]	Beneficial ownership is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
[2]	Served as Trustee through March 19, 2011.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds’ investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Trustees. For the calendar year ended December 31, 2009, the Trust paid each Independent Trustee $127,500 for meetings of the Board attended by the Trustee; the Trust also paid Charles Hurty an annual fee of $20,000 for service as the Chairperson of the Board’s Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Trustee. For the calendar year ended December 31, 2009, John Martinez, John Kerrigan and Cecilia Herbert were also each entitled to $17,500 for his or her service on a committee of the Board that considered matters relating to securities lending, and $5,878 for his or her service as a director of a subsidiary of the Trust. Effective January 1, 2010, the Trust pays each Independent Trustee $110,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles

44

Hurty an annual fee of $20,000 for service as the Chairperson of the Board’s Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Trustee (now, Independent Chairman). Effective January 1, 2010, John Martinez, John Kerrigan and Cecilia Herbert are also each entitled to $10,000 for his or her service as a director of a subsidiary of the Trust. Effective April 30, 2010, the Trust pays John Kerrigan an annual fee of $7,500 for service as the Chairperson of the Board’s Nominating and Governance Committee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2009:

Name of Interested Trustee[1,2]	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses[3]	Estimated Annual Benefits Upon Retirement[3]	Total Compensation From the Funds and Fund Complex[4]
Robert S. Kapito	$0	Not Applicable	Not Applicable	$0

[1]	Compensation is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
[2]	Robert S. Kapito was not compensated by the Trust due to his employment with BTC during the time period reflected in the table.
[3]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[4]	Includes compensation for service on the Board of Directors of iShares, Inc.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2009:

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Funds and Fund Complex[2]
George G.C. Parker	$152,500	Not Applicable	Not Applicable	$305,000
John E. Kerrigan	150,878	Not Applicable	Not Applicable	295,878
Charles A. Hurty	147,500	Not Applicable	Not Applicable	295,000
Cecilia H. Herbert	150,878	Not Applicable	Not Applicable	295,878
Robert H. Silver	127,500	Not Applicable	Not Applicable	255,000
Darrell Duffie[3]	127,500	Not Applicable	Not Applicable	255,000
John E. Martinez	150,878	Not Applicable	Not Applicable	295,878

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Board of Directors of iShares, Inc.
[3]	Served as Trustee through March 19, 2011.

Control Persons and Principal Holders of Securities.

The Trustees and Officers of the Trust collectively owned less than 1% of each of the Funds’ outstanding shares as of October 31, 2010.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of October 31, 2010, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Name	Percentage of Ownership
iShares FTSE China 25 Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.25%

45

Fund	Name	Percentage of Ownership
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	10.99%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.64%

iShares FTSE China (HK Listed) Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	14.04%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	11.84%
	NBCN Inc. 1010 Rue De La Gauchetiere Montreal, QC H3V 5J2	8.20%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.95%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.90%

iShares FTSE Developed Small Cap ex-North America Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	21.75%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	16.53%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	12.24%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.74%

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	Goldman Sachs International 30 Hudson Street 17th Floor Jersey City, NJ 07302	50.00%

46

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	25.05%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	23.37%

iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	Goldman Sachs International 30 Hudson Street 17th Floor Jersey City, NJ 07302	80.00%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.36%

iShares MSCI ACWI ex US Energy Sector Index Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	39.91%
	Goldman Sachs International 30 Hudson Street 17th Floor Jersey City, NJ 07302	30.00%
	Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street 27th Floor Jersey City, NJ 07302	11.77%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	10.72%

iShares MSCI ACWI ex US Financials Sector Index Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	60.99%
	Charles Stanley and Company, Limited 401 South Salina Street 2nd Floor Syracuse, NY 13202	13.25%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	8.40%

47

Fund	Name	Percentage of Ownership
	Citadel Securities LLC 131 South Dearborn Street Chicago, IL 60603	6.17%

iShares MSCI ACWI ex US Health Care Sector Index Fund	Goldman Sachs International 30 Hudson Street 17th Floor Jersey City, NJ 07302	56.50%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	25.90%
	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	11.50%

iShares MSCI ACWI ex US Index Fund	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	15.53%
	SSB - Trust Custody 1776 Heritage Drive Quincy, MA 02171	10.37%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.56%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	6.09%
	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	6.04%
	Bank of America, National Association 411 N. Akard Street 5th Floor Dallas, TX 75201	5.54%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60612	5.29%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.20%

48

Fund	Name	Percentage of Ownership
iShares MSCI ACWI ex US Industrials Sector Index Fund	Goldman Sachs International 30 Hudson Street 17th Floor Jersey City, NJ 07302	40.00%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	31.33%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	16.23%
	Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street 27th Floor Jersey City, NJ 07302	11.23%

iShares MSCI ACWI ex US Information Technology Sector Index Fund	Goldman Sachs International 30 Hudson Street 17th Floor Jersey City, NJ 07302	84.50%
	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	11.30%

iShares MSCI ACWI ex US Materials Sector Index Fund	Goldman Sachs International 30 Hudson Street 17th Floor Jersey City, NJ 07302	60.00%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	15.05%
	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	12.53%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	6.23%

iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	Goldman Sachs International 30 Hudson Street 17th Floor Jersey City, NJ 07302	50.00%

49

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	23.89%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	18.63%
	Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street 27th Floor Jersey City, NJ 07302	5.53%

iShares MSCI ACWI ex US Utilities Sector Index Fund	Goldman Sachs International 30 Hudson Street 17th Floor Jersey City, NJ 07302	45.00%
	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	18.00%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	16.87%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	14.00%

iShares MSCI ACWI Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	20.75%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	10.43%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	9.68%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	8.11%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.27%

50

Fund	Name	Percentage of Ownership
iShares MSCI All Country Asia ex Japan Index Fund	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	18.59%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	17.19%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	15.86%

iShares MSCI EAFE Growth Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.65%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.72%
	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	8.87%
	Wells Fargo Bank, National Association 733 Marquette Ave 4th Floor Minneapolis, MN 55402	6.79%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.51%

iShares MSCI EAFE Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.72%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.10%
	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	5.24%

iShares MSCI EAFE Small Cap Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	18.20%

51

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.12%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	8.88%
	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	8.10%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	6.08%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.08%

iShares MSCI EAFE Value Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	15.41%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	12.00%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.10%

iShares MSCI Emerging Markets Financials Sector Index Fund	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	68.18%
	Citibank, N.A. 3800 Citicorp Center Tampa Building B/Floor 1 Tampa, FL 33610	6.84%

iShares MSCI Emerging Markets Materials Sector Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	22.26%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	17.46%
	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	13.36%

52

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	8.75%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.92%
	E*Trade Clearing LLC 10911 White Rock Road Rancho Cordova, CA 95670	6.24%

iShares MSCI Europe Financials Sector Index Fund	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	82.66%

iShares MSCI Far East Financials Sector Index Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	89.43%

iShares NYSE 100 Index Fund	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	14.61%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	11.00%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.37%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.80%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.92%

iShares NYSE Composite Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	17.25%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	14.77%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	7.84%

53

Fund	Name	Percentage of Ownership
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.01%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.29%
	PNC Bank, National Association Institutional Service Group 8800 Tinicum Blvd. Att: Trade Sett. Dept Philadelphia, PA 19153	5.22%

iShares PHLX SOX Semiconductor Sector Index Fund	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	14.93%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.78%
	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	8.51%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	7.51%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.66%

iShares S&P North American Natural Resources Sector Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	16.29%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	15.39%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.74%

iShares S&P North American Technology Sector Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	17.91%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.08%

54

Fund	Name	Percentage of Ownership
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	9.58%
	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	5.64%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	5.46%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.20%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.18%

iShares S&P North American Technology-Multimedia Networking Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	29.43%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	19.32%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.63%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.96%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.09%

iShares S&P North American Technology-Software Index Fund	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	12.88%
	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	12.53%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.13%

55

Fund	Name	Percentage of Ownership
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	11.05%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	8.90%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.99%

Potential Conflicts of Interest.Bank of America Corporation (“BAC”), through its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”) and The PNC Financial Services Group, Inc. (“PNC”), each has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”)(BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation, which, through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other

56

information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such

57

investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock

58

client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is

59

engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Funds’ Board. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that

60

are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange-traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory

61

Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

For its investment advisory services to the iShares MSCI ACWI ex US Index Fund, iShares MSCI ACWI Index Fund and iShares MSCI EAFE Index Fund, BFA is entitled to receive a management fee from the Funds corresponding to each Fund’s allocable portion of an aggregate management fee based on the average daily net assets of the following iShares funds: iShares MSCI ACWI ex US Index Fund, iShares MSCI ACWI Index Fund and iShares MSCI EAFE Index Fund. The aggregate management fee is calculated as follows: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets over $30.0 billion, up to and including $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60 billion.

For its investment advisory services to the iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund and iShares MSCI Emerging Markets Materials Sector Index Fund, BFA is entitled to receive a management fee from the Funds corresponding to each Fund’s allocable portion of an aggregate management fee based on the average daily net assets of the following iShares funds: iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Index Fund and iShares MSCI Emerging Markets Materials Sector Index Fund. The aggregate management fee is calculated as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets over $28.0 billion, up to and including $42.0 billion, plus 0.56% per annum of the aggregate net assets over $42.0 billion, up to and including $56.0 billion, plus 0.50% per annum of the aggregate net assets over $56.0 billion, up to and including $70.0 billion, plus 0.45% per annum of the aggregate net assets over $70.0 billion, up to and including $84.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $84.0 billion.

For its investment advisory services to the iShares FTSE China (HK Listed) Index Fund and iShares FTSE China 25 Index Fund, BFA is entitled to receive a management fee from the Funds corresponding to each Fund’s allocable portion of an aggregate management fee based on the average daily net assets of the following iShares funds: iShares FTSE China 25 Index Fund and iShares FTSE China (HK Listed) Index Fund. The aggregate management fee is calculated as follows: 0.74% per annum of the aggregate net assets less than or equal to $6.0 billion, plus 0.67% per annum of the aggregate net assets over $6.0 billion, up to and including $12.0 billion, plus 0.60% per annum of the aggregate net assets in excess of $12.0 billion.

For its investment advisory services to the iShares PHLX SOX Semiconductor Sector Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Software Index Fund, BFA is entitled to receive a management fee from the Funds corresponding to each Fund’s allocable portion of an aggregate management fee based on the average daily net assets of the following iShares funds: iShares PHLX SOX Semiconductor Sector Index Fund, iShares S&P Global Clean Energy Index Fund, iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Nuclear Energy Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Timber & Forestry Index Fund and iShares S&P Global Utilities Sector Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, and iShares S&P North American Technology-Software Index Fund. The aggregate management fee is calculated as follows: 0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion; plus 0.43% per annum of the aggregate net assets of those Funds in excess of $10.0 billion.

Pursuant to the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment advisory services to each Fund, BFA received a management fee at the annual rates (as a percentage of such Fund’s average net assets) set forth below for the fiscal year ended July 31, 2010.

62

The following table sets forth the management fees paid by each Fund to BFA for the fiscal years noted:

Fund	Management Fee for the Fiscal Year Ended July 31, 2010	Fund Inception Date	Management Fees Paid for Fiscal Year Ended July 31, 2010	Management Fees Paid for Fiscal Year Ended July 31, 2009	Management Fees Paid for Fiscal Year Ended July 31, 2008
iShares FTSE China 25 Index Fund	0.72%	10/05/04	$63,354,743	$48,140,087	$48,106,896
iShares FTSE China (HK Listed) Index Fund	0.72%	06/24/08	392,856	94,034	3,632
iShares FTSE Developed Small Cap ex-North America Index Fund	0.50%	11/12/07	142,704	97,038	58,335
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	0.48%	07/13/10	1,274	N/A	N/A
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	0.48%	07/13/10	1,295	N/A	N/A
iShares MSCI ACWI ex US Energy Sector Index Fund	0.48%	07/13/10	1,227	N/A	N/A
iShares MSCI ACWI ex US Financials Sector Index Fund	0.48%	01/20/10	5,724	N/A	N/A
iShares MSCI ACWI ex US Health Care Sector Index Fund	0.48%	07/13/10	1,188	N/A	N/A
iShares MSCI ACWI ex US Index Fund	0.35%	03/26/08	1,847,095	625,701	23,041
iShares MSCI ACWI ex US Industrials Sector Index Fund	0.48%	07/13/10	1,213	N/A	N/A
iShares MSCI ACWI ex US Information Technology Sector Index Fund	0.48%	07/13/10	1,227	N/A	N/A
iShares MSCI ACWI ex US Materials Sector Index Fund	0.48%	07/13/10	1,253	N/A	N/A
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	0.48%	07/13/10	1,228	N/A	N/A
iShares MSCI ACWI ex US Utilities Sector Index Fund	0.48%	07/13/10	1,202	N/A	N/A
iShares MSCI ACWI Index Fund	0.35%	03/26/08	3,055,341	807,337	60,968
iShares MSCI All Country Asia ex Japan Index Fund	0.69%	08/13/08	8,863,237	2,495,039	N/A
iShares MSCI EAFE Growth Index Fund	0.40%	08/01/05	5,170,429	4,071,198	4,311,139
iShares MSCI EAFE Index Fund	0.35%	08/14/01	117,534,897	102,160,526	159,236,686
iShares MSCI EAFE Small Cap Index Fund	0.40%	12/10/07	2,995,937	866,355	129,534
iShares MSCI EAFE Value Index Fund	0.40%	08/01/05	5,255,408	3,559,419	4,420,802
iShares MSCI Emerging Markets Financials Sector Index Fund	0.69%	01/20/10	8,877	N/A	N/A
iShares MSCI Emerging Markets Materials Sector Index Fund	0.69%	01/20/10	14,220	N/A	N/A
iShares MSCI Europe Financials Sector Index Fund	0.48%	01/20/10	7,797	N/A	N/A
iShares MSCI Far East Financials Sector Index Fund	0.48%	01/20/10	5,986	N/A	N/A
iShares NYSE 100 Index Fund	0.20%	03/29/04	133,788	135,505	234,012
iShares NYSE Composite Index Fund	0.25%	03/30/04	270,771	238,055	303,874
iShares PHLX SOX Semiconductor Sector Index Fund	0.48%	07/10/01	1,235,270	654,017	1,239,350
iShares S&P North American Natural Resources Sector Index Fund	0.48%	10/22/01	7,762,312	6,300,945	10,875,683

63

Fund	Management Fee for the Fiscal Year Ended July 31, 2010	Fund Inception Date	Management Fees Paid for Fiscal Year Ended July 31, 2010	Management Fees Paid for Fiscal Year Ended July 31, 2009	Management Fees Paid for Fiscal Year Ended July 31, 2008
iShares S&P North American Technology Sector Index Fund	0.48%	03/13/01	1,935,773	1,151,744	1,924,656
iShares S&P North American Technology-Multimedia Networking Index Fund	0.48%	07/10/01	912,116	338,090	765,595
iShares S&P North American Technology-Software Index Fund	0.48%	07/10/01	1,440,597	1,529,512	1,598,797

With respect to the iShares MSCI All Country Asia ex Japan Index Fund, the management fee for the fiscal year ended July 31, 2010, was 0.69%. During this period, BFA contractually agreed to waive a portion of its management fee for its investment advisory services to the Fund in an amount equal to the Acquired Fund Fees and Expenses. After giving effect to such contractual waiver, the management fee was 0.69%. For the fiscal years ended 2010, 2009, and 2008, BFA waived $74,643, $34,292 and $0 of management fees, respectively.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

Portfolio Managers. As of July 31, 2010, the individuals named as Portfolio Managers in the Funds’ Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below:

Rene Casis
Types of Accounts	Number	Total Assets
Registered Investment Companies	13	$504,747,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	8	$607,600

64

Diane Hsiung
Types of Accounts	Number	Total Assets
Accounts with Incentive-Based Fee Arrangements	0	N/A
Registered Investment Companies	145	$292,340,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	9	$919,790,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	145	$292,340,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	10	$919,868,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2010:

Rene Casis
Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A

65

Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Other Accounts	N/A	N/A
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

The discussion below describes the Portfolio Managers’ compensation as of July 31, 2010.

Portfolio Manager Compensation Overview

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

As of July 31, 2010, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:

Rene Casis
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares FTSE China 25 Index Fund	X

66

Rene Casis
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares FTSE China (HK Listed) Index Fund	X
iShares FTSE Developed Small Cap ex-North America Index Fund	X
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	X
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	X
iShares MSCI ACWI ex US Energy Sector Index Fund	X
iShares MSCI ACWI ex US Financials Sector Index Fund	X
iShares MSCI ACWI ex US Health Care Sector Index Fund	X
iShares MSCI ACWI ex US Index Fund	X
iShares MSCI ACWI ex US Industrials Sector Index Fund	X
iShares MSCI ACWI ex US Information Technology Sector Index Fund	X
iShares MSCI ACWI ex US Materials Sector Index Fund	X
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	X
iShares MSCI ACWI ex US Utilities Sector Index Fund	X
iShares MSCI ACWI Index Fund	X
iShares MSCI All Country Asia ex Japan Index Fund	X
iShares MSCI EAFE Growth Index Fund	X
iShares MSCI EAFE Index Fund	X
iShares MSCI EAFE Small Cap Index Fund	X
iShares MSCI EAFE Value Index Fund	X
iShares MSCI Emerging Markets Financials Sector Index Fund	X
iShares MSCI Emerging Markets Materials Sector Index Fund	X
iShares MSCI Europe Financials Sector Index Fund	X
iShares MSCI Far East Financials Sector Index Fund	X
iShares NYSE 100 Index Fund	X
iShares NYSE Composite Index Fund	X
iShares PHLX SOX Semiconductor Sector Index Fund	X
iShares S&P North American Natural Resources Sector Index Fund	X
iShares S&P North American Technology Sector Index Fund	X
iShares S&P North American Technology-Multimedia Networking Index Fund	X

67

Rene Casis
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares S&P North American Technology-Software Index Fund	X

Diane Hsiung
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares FTSE China 25 Index Fund	X
iShares FTSE China (HK Listed) Index Fund	X
iShares FTSE Developed Small Cap ex-North America Index Fund	X
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	X
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	X
iShares MSCI ACWI ex US Energy Sector Index Fund	X
iShares MSCI ACWI ex US Financials Sector Index Fund	X
iShares MSCI ACWI ex US Health Care Sector Index Fund	X
iShares MSCI ACWI ex US Index Fund	X
iShares MSCI ACWI ex US Industrials Sector Index Fund	X
iShares MSCI ACWI ex US Information Technology Sector Index Fund	X
iShares MSCI ACWI ex US Materials Sector Index Fund	X
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	X
iShares MSCI ACWI ex US Utilities Sector Index Fund	X
iShares MSCI ACWI Index Fund	X
iShares MSCI All Country Asia ex Japan Index Fund	X
iShares MSCI EAFE Growth Index Fund	X
iShares MSCI EAFE Index Fund	X
iShares MSCI EAFE Small Cap Index Fund	X
iShares MSCI EAFE Value Index Fund	X
iShares MSCI Emerging Markets Financials Sector Index Fund	X
iShares MSCI Emerging Markets Materials Sector Index Fund	X
iShares MSCI Europe Financials Sector Index Fund	X
iShares MSCI Far East Financials Sector Index Fund	X
iShares NYSE 100 Index Fund	X
iShares NYSE Composite Index Fund	X

68

Diane Hsiung
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares PHLX SOX Semiconductor Sector Index Fund	X
iShares S&P North American Natural Resources Sector Index Fund	X
iShares S&P North American Technology Sector Index Fund	X
iShares S&P North American Technology-Multimedia Networking Index Fund	X
iShares S&P North American Technology-Software Index Fund	X

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares FTSE China 25 Index Fund		X
iShares FTSE China (HK Listed) Index Fund	X
iShares FTSE Developed Small Cap ex-North America Index Fund	X
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	X
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	X
iShares MSCI ACWI ex US Energy Sector Index Fund	X
iShares MSCI ACWI ex US Financials Sector Index Fund	X
iShares MSCI ACWI ex US Health Care Sector Index Fund	X
iShares MSCI ACWI ex US Index Fund	X
iShares MSCI ACWI ex US Industrials Sector Index Fund	X
iShares MSCI ACWI ex US Information Technology Sector Index Fund	X
iShares MSCI ACWI ex US Materials Sector Index Fund	X
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	X
iShares MSCI ACWI ex US Utilities Sector Index Fund	X
iShares MSCI ACWI Index Fund	X
iShares MSCI All Country Asia ex Japan Index Fund	X
iShares MSCI EAFE Growth Index Fund	X
iShares MSCI EAFE Index Fund	X
iShares MSCI EAFE Small Cap Index Fund	X
iShares MSCI EAFE Value Index Fund	X
iShares MSCI Emerging Markets Financials Sector Index Fund	X

69

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Emerging Markets Materials Sector Index Fund	X
iShares MSCI Europe Financials Sector Index Fund	X
iShares MSCI Far East Financials Sector Index Fund	X
iShares NYSE 100 Index Fund	X
iShares NYSE Composite Index Fund	X
iShares PHLX SOX Semiconductor Sector Index Fund	X
iShares S&P North American Natural Resources Sector Index Fund	X
iShares S&P North American Technology Sector Index Fund	X
iShares S&P North American Technology-Multimedia Networking Index Fund	X
iShares S&P North American Technology-Software Index Fund	X

Codes of Ethics. The Trust, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds. State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

70

The following table sets forth the administration, transfer agency and custodian expenses of each Fund paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2010	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2009	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2008
iShares FTSE China 25 Index Fund	10/05/04	$1,215,970	$1,049,070	$810,282
iShares FTSE China (HK Listed) Index Fund	06/24/08	16,960	8,763	238
iShares FTSE Developed Small Cap ex-North America Index Fund	11/12/07	22,765	21,051	16,830
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	07/13/10	122	N/A	N/A
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	07/13/10	83	N/A	N/A
iShares MSCI ACWI ex US Energy Sector Index Fund	07/13/10	415	N/A	N/A
iShares MSCI ACWI ex US Financials Sector Index Fund	01/20/10	2,419	N/A	N/A
iShares MSCI ACWI ex US Health Care Sector Index Fund	07/13/10	682	N/A	N/A
iShares MSCI ACWI ex US Index Fund	03/26/08	68,026	31,311	2,850
iShares MSCI ACWI ex US Industrials Sector Index Fund	07/13/10	125	N/A	N/A
iShares MSCI ACWI ex US Information Technology Sector Index Fund	07/13/10	91	N/A	N/A
iShares MSCI ACWI ex US Materials Sector Index Fund	07/13/10	693	N/A	N/A
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	07/13/10	88	N/A	N/A
iShares MSCI ACWI ex US Utilities Sector Index Fund	07/13/10	85	N/A	N/A
iShares MSCI ACWI Index Fund	03/26/08	80,345	31,588	3,706
iShares MSCI All Country Asia ex Japan Index Fund	08/13/08	235,966	78,892	N/A
iShares MSCI EAFE Growth Index Fund	08/01/05	126,270	104,704	174,111
iShares MSCI EAFE Index Fund	08/14/01	2,615,694	2,253,675	5,399,862
iShares MSCI EAFE Small Cap Index Fund	12/10/07	114,078	46,613	18,158
iShares MSCI EAFE Value Index Fund	08/01/05	140,598	108,862	193,029
iShares MSCI Emerging Markets Financials Sector Index Fund	01/20/10	2,362	N/A	N/A
iShares MSCI Emerging Markets Materials Sector Index Fund	01/20/10	1,367	N/A	N/A
iShares MSCI Europe Financials Sector Index Fund	01/20/10	3,327	N/A	N/A
iShares MSCI Far East Financials Sector Index Fund	01/20/10	1,491	N/A	N/A
iShares NYSE 100 Index Fund	03/29/04	8,291	10,188	10,986
iShares NYSE Composite Index Fund	03/30/04	13,774	10,677	12,622
iShares PHLX SOX Semiconductor Sector Index Fund	07/10/01	13,519	9,410	15,970
iShares S&P North American Natural Resources Sector Index Fund	10/22/01	78,763	73,911	115,606

71

Fund	Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2010	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2009	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2008
iShares S&P North American Technology Sector Index Fund	03/13/01	21,766	16,541	25,273
iShares S&P North American Technology-Multimedia Networking Index Fund	07/10/01	10,450	5,261	6,901
iShares S&P North American Technology-Software Index Fund	07/10/01	15,462	18,964	18,669
Distributor.The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:

Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended July 31, 2010	Distributor Compensation Paid During Fiscal Year Ended July 31, 2009	Distributor Compensation Paid During Fiscal Year Ended July 31, 2008
iShares FTSE China 25 Index Fund	10/05/04	$13,329	$10,716	$39,976
iShares FTSE China (HK Listed) Index Fund	06/24/08	13,329	10,716	3,745
iShares FTSE Developed Small Cap ex-North America Index Fund	11/12/07	13,329	10,716	26,933
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	07/13/10	908	N/A	N/A
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	07/13/10	908	N/A	N/A
iShares MSCI ACWI ex US Energy Sector Index Fund	07/13/10	908	N/A	N/A
iShares MSCI ACWI ex US Financials Sector Index Fund	01/20/10	8,824	N/A	N/A

72

Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended July 31, 2010	Distributor Compensation Paid During Fiscal Year Ended July 31, 2009	Distributor Compensation Paid During Fiscal Year Ended July 31, 2008
iShares MSCI ACWI ex US Health Care Sector Index Fund	07/13/10	908	N/A	N/A
iShares MSCI ACWI ex US Index Fund	03/26/08	13,329	10,716	3,745
iShares MSCI ACWI ex US Industrials Sector Index Fund	07/13/10	908	N/A	N/A
iShares MSCI ACWI ex US Information Technology Sector Index Fund	07/13/10	908	N/A	N/A
iShares MSCI ACWI ex US Materials Sector Index Fund	07/13/10	908	N/A	N/A
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	07/13/10	908	N/A	N/A
iShares MSCI ACWI ex US Utilities Sector Index Fund	07/13/10	908	N/A	N/A
iShares MSCI ACWI Index Fund	03/26/08	13,329	10,716	3,745
iShares MSCI All Country Asia ex Japan Index Fund	08/13/08	13,329	10,716	N/A
iShares MSCI EAFE Growth Index Fund	08/01/05	13,329	10,716	39,976
iShares MSCI EAFE Index Fund	08/14/01	13,329	10,716	39,976
iShares MSCI EAFE Small Cap Index Fund	12/10/07	13,329	10,716	22,654
iShares MSCI EAFE Value Index Fund	08/01/05	13,329	10,716	39,976
iShares MSCI Emerging Markets Financials Sector Index Fund	01/20/10	8,824	N/A	N/A
iShares MSCI Emerging Markets Materials Sector Index Fund	01/20/10	8,824	N/A	N/A
iShares MSCI Europe Financials Sector Index Fund	01/20/10	8,824	N/A	N/A
iShares MSCI Far East Financials Sector Index Fund	01/20/10	8,824	N/A	N/A
iShares NYSE 100 Index Fund	03/29/04	13,329	10,716	39,976
iShares NYSE Composite Index Fund	03/30/04	13,329	10,716	39,976
iShares PHLX SOX Semiconductor Sector Index Fund	07/10/01	13,329	10,716	39,976
iShares S&P North American Natural Resources Sector Index Fund	10/22/01	13,329	10,716	39,976
iShares S&P North American Technology Sector Index Fund	03/13/01	13,329	10,716	39,976
iShares S&P North American Technology-Multimedia Networking Index Fund	07/10/01	13,329	10,716	39,976
iShares S&P North American Technology-Software Index Fund	07/10/01	13,329	10,716	39,976

Financial Intermediary Compensation. BFA and/or BTC and/or their respective subsidiaries (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general (“Payments”). BFA Entities make Payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make Payments to Intermediaries for certain printing,

73

publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make Payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients or for otherwise promoting the Funds and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services LLC (“FBS”) and Merrill Lynch, Pierce, Fenner & Smith, Inc. (“ML”). Pursuant to BFA Entities’ arrangement with FBS, FBS has agreed to promote iShares funds to FBS’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the “Co-Branded Marketing Program”). BFA Entities have agreed to facilitate the Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities’ arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs Payments to other Intermediaries that are not listed above. BFA Entities may determine to make Payments based on any number of metrics. For example, BFA Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

74

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2010	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2009	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2008
iShares FTSE China 25 Index Fund	10/05/04	$1,547,301	$2,030,858	$1,677,805
iShares FTSE China (HK Listed) Index Fund	06/24/08	14,336	2,164	46
iShares FTSE Developed Small Cap ex-North America Index Fund	11/12/07	4,454	3,962	2,389
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	07/13/10	5	N/A	N/A
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	07/13/10	N/A	N/A	N/A
iShares MSCI ACWI ex US Energy Sector Index Fund	07/13/10	10	N/A	N/A
iShares MSCI ACWI ex US Financials Sector Index Fund	01/20/10	95	N/A	N/A
iShares MSCI ACWI ex US Health Care Sector Index Fund	07/13/10	78	N/A	N/A
iShares MSCI ACWI ex US Index Fund	03/26/08	35,773	19,820	361
iShares MSCI ACWI ex US Industrials Sector Index Fund	07/13/10	18	N/A	N/A
iShares MSCI ACWI ex US Information Technology Sector Index Fund	07/13/10	245	N/A	N/A
iShares MSCI ACWI ex US Materials Sector Index Fund	07/13/10	5	N/A	N/A
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	07/13/10	N/A	N/A	N/A
iShares MSCI ACWI ex US Utilities Sector Index Fund	07/13/10	83	N/A	N/A
iShares MSCI ACWI Index Fund	03/26/08	39,414	30,049	2,470
iShares MSCI All Country Asia ex Japan Index Fund	08/13/08	56,830	62,207	N/A
iShares MSCI EAFE Growth Index Fund	08/01/05	36,817	199,119	227,418
iShares MSCI EAFE Index Fund	08/14/01	1,114,060	1,411,710	4,759,223
iShares MSCI EAFE Small Cap Index Fund	12/10/07	74,778	44,027	10,374
iShares MSCI EAFE Value Index Fund	08/01/05	49,437	177,845	268,205
iShares MSCI Emerging Markets Financials Sector Index Fund	01/20/10	100	N/A	N/A
iShares MSCI Emerging Markets Materials Sector Index Fund	01/20/10	159	N/A	N/A
iShares MSCI Europe Financials Sector Index Fund	01/20/10	172	N/A	N/A
iShares MSCI Far East Financials Sector Index Fund	01/20/10	102	N/A	N/A
iShares NYSE 100 Index Fund	03/29/04	3,082	3,563	9,200
iShares NYSE Composite Index Fund	03/30/04	6,388	7,006	9,515
iShares PHLX SOX Semiconductor Sector Index Fund	07/10/01	11,426	29,346	39,463
iShares S&P North American Natural Resources Sector Index Fund	10/22/01	37,089	87,530	123,965

75

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2010	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2009	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2008
iShares S&P North American Technology Sector Index Fund	03/13/01	7,315	13,890	22,882
iShares S&P North American Technology-Multimedia Networking Index Fund	07/10/01	18,464	26,778	63,456
iShares S&P North American Technology-Software Index Fund	07/10/01	9,687	71,092	72,073

The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended July 31, 2010:

Fund	Issuer	Market Value of Investment
iShares MSCI ACWI ex US Financials Sector Index Fund	UBS AG	$39,913
	Credit Suisse Group AG	33,644
	Deutsche Bank AG	28,211
	Nomura Holdings, Inc	13,321
	Royal Bank of Scotland Group PLC	8,713
iShares MSCI ACWI ex US Index Fund	UBS AG	3,102,891
	Deutsche Bank AG	2,460,463
	Credit Suisse Group AG	2,303,782
	Nomura Holdings, Inc	965,774
	Royal Bank of Scotland Group PLC	672,064
iShares MSCI ACWI Index Fund	Bank of America Corp	6,755,206
	Citigroup, Inc.	4,396,204
	Goldman Sachs Group, Inc (The)	3,517,424
	UBS AG	2,945,842
	Credit Suisse Group AG	2,264,333
	Deutsche Bank AG	1,804,339
	Morgan Stanley	1,528,174
	Nomura Holdings, Inc	1,153,934
	Royal Bank of Scotland Group PLC	408,291
iShares MSCI EAFE Growth Index Fund	UBS AG	16,262,352
iShares MSCI EAFE Index Fund	UBS AG	211,477,185
	Credit Suisse Group AG	175,087,040
	Deutsche Bank AG	146,606,507
	Nomura Holdings, Inc	66,230,470
	Royal Bank of Scotland Group PLC	45,179,132
iShares MSCI EAFE Value Index Fund	Credit Suisse Group AG	13,035,900
	Deutsche Bank AG	11,019,606
	Nomura Holdings, Inc	4,982,063
	Royal Bank of Scotland Group PLC	3,341,260
iShares MSCI Europe Financials Sector Index Fund	UBS AG	494,623
	Credit Suisse Group AG	409,492
	Deutsche Bank AG	345,659
	Royal Bank of Scotland Group PLC	107,050
iShares MSCI Far East Financials Sector Index Fund	Nomura Holdings, Inc	75,486

76

Fund	Issuer	Market Value of Investment
iShares NYSE 100 Index Fund	Bank of America Corp	1,585,607
	Citigroup, Inc	982,430
	Goldman Sachs Group, Inc (The)	738,716
	Morgan Stanley	391,733
iShares NYSE Composite Index Fund	Bank of America Corp	969,827
	Citigroup, Inc	600,892
	Goldman Sachs Group, Inc (The)	451,103
	UBS AG	422,180
	Credit Suisse Group AG	340,366
	Deutsche Bank AG	304,631
	Morgan Stanley	239,212
	Nomura Holdings, Inc	143,317
	Royal Bank of Scotland Group PLC	95,206

None of the Funds paid any brokerage commissions to BlackRock, an affiliate of BFA, and a subsidiary of BTC, during the fiscal year ended July 31, 2010.

Each Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of a Fund and one or more other Funds or accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other Funds or accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to a Fund. BFA and its affiliates may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:

Fund	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2009
iShares FTSE China 25 Index Fund	23%	44%
iShares FTSE China (HK Listed) Index Fund	18%	24%
iShares FTSE Developed Small Cap ex-North America Index Fund	17%	17%
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	0%	N/A
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	0%	N/A
iShares MSCI ACWI ex US Energy Sector Index Fund	0%	N/A
iShares MSCI ACWI ex US Financials Sector Index Fund	3%	N/A
iShares MSCI ACWI ex US Health Care Sector Index Fund	1%	N/A
iShares MSCI ACWI ex US Index Fund	10%	7%
iShares MSCI ACWI ex US Industrials Sector Index Fund	0%	N/A
iShares MSCI ACWI ex US Information Technology Sector Index Fund	0%	N/A
iShares MSCI ACWI ex US Materials Sector Index Fund	0%	N/A
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	0%	N/A
iShares MSCI ACWI ex US Utilities Sector Index Fund	0%	N/A
iShares MSCI ACWI Index Fund	7%	5%
iShares MSCI All Country Asia ex Japan Index Fund	3%	6%

77

Fund	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2009
iShares MSCI EAFE Growth Index Fund	28%	33%
iShares MSCI EAFE Index Fund	5%	7%
iShares MSCI EAFE Small Cap Index Fund	15%	23%
iShares MSCI EAFE Value Index Fund	30%	35%
iShares MSCI Emerging Markets Financials Sector Index Fund	6%	N/A
iShares MSCI Emerging Markets Materials Sector Index Fund	6%	N/A
iShares MSCI Europe Financials Sector Index Fund	2%	N/A
iShares MSCI Far East Financials Sector Index Fund	7%	N/A
iShares NYSE 100 Index Fund	9%	15%
iShares NYSE Composite Index Fund	8%	6%
iShares PHLX SOX Semiconductor Sector Index Fund	9%	15%
iShares S&P North American Natural Resources Sector Index Fund	7%	18%
iShares S&P North American Technology Sector Index Fund	11%	9%
iShares S&P North American Technology-Multimedia Networking Index Fund	25%	34%
iShares S&P North American Technology-Software Index Fund	14%	22%

Creation or redemption transactions, to the extent consisting of cash, may require a Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund Securities (as defined below under Redemption of Creation Units), as applicable. Such transactions may be agreed to at guaranteed price levels in order to reduce transaction costs a Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Following a Fund's receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order will typically require the broker or dealer to guarantee that a Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund's valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the "Execution Performance Guarantee"). Such orders may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or its affiliated broker-dealer. The amount payable to a Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant is required to deposit an amount with a Fund (the "Execution Performance Deposit"). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund's valuation of the Deposit Securities, the Fund receives the benefit of the favorable executions and returns to the Authorized Participant the Execution Performance Deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the "Execution Performance Offset"). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund's valuation of the Fund Securities, the Fund receives the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

78

The expected amount of any Execution Performance Deposit or Execution Performance Offset for each Fund will be disclosed in the procedures handbook for Authorized Participants and may change from time to time based on the actual experience of the Fund.

Additional Information Concerning the Trust

Shares. The Trust currently consists of more than 180 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board subject to the affirmative vote of a majority of the holders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

79

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

80

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of September 30, 2010:

Fund	Shares Per Creation Unit	Value Per Creation Unit ($U.S.)
iShares FTSE China 25 Index Fund	150,000	$6,418,500
iShares FTSE China (HK Listed) Index Fund	100,000	5,064,000
iShares FTSE Developed Small Cap ex-North America Index Fund	200,000	7,082,000
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	50,000	3,012,500
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	50,000	2,963,500
iShares MSCI ACWI ex US Energy Sector Index Fund	50,000	2,790,500
iShares MSCI ACWI ex US Financials Sector Index Fund	50,000	1,195,000
iShares MSCI ACWI ex US Health Care Sector Index Fund	50,000	2,729,500
iShares MSCI ACWI ex US Index Fund	200,000	8,274,000
iShares MSCI ACWI ex US Industrials Sector Index Fund	50,000	2,799,500
iShares MSCI ACWI ex US Information Technology Sector Index Fund	50,000	2,695,000
iShares MSCI ACWI ex US Materials Sector Index Fund	50,000	2,986,000
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	50,000	2,847,000
iShares MSCI ACWI ex US Utilities Sector Index Fund	50,000	2,663,500
iShares MSCI ACWI Index Fund	100,000	4,323,000
iShares MSCI All Country Asia ex Japan Index Fund	100,000	6,041,000
iShares MSCI EAFE Growth Index Fund	400,000	22,748,000
iShares MSCI EAFE Index Fund	600,000	33,024,000
iShares MSCI EAFE Small Cap Index Fund	200,000	7,702,000
iShares MSCI EAFE Value Index Fund	400,000	19,496,000
iShares MSCI Emerging Markets Financials Sector Index Fund	50,000	1,401,000
iShares MSCI Emerging Markets Materials Sector Index Fund	50,000	1,271,000
iShares MSCI Europe Financials Sector Index Fund	50,000	1,113,000
iShares MSCI Far East Financials Sector Index Fund	50,000	1,197,000
iShares NYSE 100 Index Fund	50,000	2,742,500
iShares NYSE Composite Index Fund	50,000	3,329,500
iShares PHLX SOX Semiconductor Sector Index Fund	50,000	2,368,000
iShares S&P North American Natural Resources Sector Index Fund	50,000	1,736,500
iShares S&P North American Technology Sector Index Fund	50,000	2,733,500
iShares S&P North American Technology-Multimedia Networking Index Fund	50,000	1,483,500
iShares S&P North American Technology-Software Index Fund	50,000	2,590,500

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

81

Fund Deposit. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, including any portion of such securities for which cash may be substituted (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For certain of the Funds, the portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under Redemption of Shares in Creation Units), as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond pro rata, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in-lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities.

The Trust reserves the right to permit or require a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange (“Closing Time”) (normally 4:00 p.m., Eastern time) on any Business Day in order for creation of

82

Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. Each of the iShares NYSE 100 Index Fund, iShares NYSE Composite Index Fund, iShares PHLX SOX Semiconductor Sector Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund and iShares S&P North American Technology-Software Index Fund is hereinafter referred to as a “Domestic Fund.” All other Funds discussed in this SAI are hereinafter referred to as “Foreign Funds.” Orders to create Creation Units of the Foreign Funds cannot be placed through the Clearing Process. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Investors placing orders for Creation Units of a Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time if the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders for Domestic Funds Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders for Domestic Funds Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain Funds is the second Business Day following the Transmittal Date and each

83

Fund reserves the right to settle transactions on a basis other than T+2. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation Units of Funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, which BFA may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which BFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Placement of Creation Orders  for Foreign Funds. For each Foreign Fund, State Street shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

84

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which BFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BFA, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. If a purchase consists of a cash portion, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover costs related to the creation transaction. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

85

The following table sets forth standard creation transaction fees and maximum additional charge (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares FTSE China 25 Index Fund	$1,300	3.0%
iShares FTSE China (HK Listed) Index Fund	1,800	3.0%
iShares FTSE Developed Small Cap ex-North America Index Fund	3,300	3.0%
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	3,200	3.0%
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	2,500	3.0%
iShares MSCI ACWI ex US Energy Sector Index Fund	3,000	3.0%
iShares MSCI ACWI ex US Financials Sector Index Fund	5,000	3.0%
iShares MSCI ACWI ex US Health Care Sector Index Fund	1,200	3.0%
iShares MSCI ACWI ex US Index Fund	11,700	3.0%
iShares MSCI ACWI ex US Industrials Sector Index Fund	4,400	3.0%
iShares MSCI ACWI ex US Information Technology Sector Index Fund	1,600	3.0%
iShares MSCI ACWI ex US Materials Sector Index Fund	4,600	3.0%
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	2,000	3.0%
iShares MSCI ACWI ex US Utilities Sector Index Fund	1,700	3.0%
iShares MSCI ACWI Index Fund	7,800	3.0%
iShares MSCI All Country Asia ex Japan	4,500	3.0%
iShares MSCI EAFE Growth Index Fund	12,800	3.0%
iShares MSCI EAFE Index Fund	15,000	3.0%
iShares MSCI EAFE Small Cap Index Fund	10,000	3.0%
iShares MSCI EAFE Value Index Fund	13,200	3.0%
iShares MSCI Emerging Markets Financials Sector Index Fund	1,900	3.0%
iShares MSCI Emerging Markets Materials Sector Index Fund	1,200	3.0%
iShares MSCI Europe Financials Sector Index Fund	1,700	3.0%
iShares MSCI Far East Financials Sector Index Fund	1,300	3.0%
iShares NYSE 100 Index Fund	500	3.0%
iShares NYSE Composite Index Fund	500	3.0%
iShares PHLX SOX Semiconductor Sector Index Fund	250	3.0%
iShares S&P North American Natural Resources Sector Index Fund	500	3.0%
iShares S&P North American Technology Sector Index Fund	500	3.0%
iShares S&P North American Technology-Multimedia Networking Index Fund	200	3.0%
iShares S&P North American Technology-Software Index Fund	250	3.0%

*	As a percentage of the NAV per Creation Unit.

Redemption of Shares in Creation Units. Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the “Cash

86

Redemption Amount”), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. If a redemption consists of a cash portion, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover other costs related to the redemption transaction. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth standard redemption transaction fees and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares FTSE China 25 Index Fund	$1,300	2.0%
iShares FTSE China (HK Listed) Index Fund	1,800	2.0%
iShares FTSE Developed Small Cap ex-North America Index Fund	3,300	2.0%
iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	3,200	2.0%
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	2,500	2.0%
iShares MSCI ACWI ex US Energy Sector Index Fund	3,000	2.0%
iShares MSCI ACWI ex US Financials Sector Index Fund	5,000	2.0%
iShares MSCI ACWI ex US Health Care Sector Index Fund	1,200	2.0%
iShares MSCI ACWI ex US Index Fund	11,700	2.0%
iShares MSCI ACWI ex US Industrials Sector Index Fund	4,400	2.0%
iShares MSCI ACWI ex US Information Technology Sector Index Fund	1,600	2.0%
iShares MSCI ACWI ex US Materials Sector Index Fund	4,600	2.0%
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	2,000	2.0%
iShares MSCI ACWI ex US Utilities Sector Index Fund	1,700	2.0%
iShares MSCI ACWI Index Fund	7,800	2.0%
iShares MSCI All Country Asia ex Japan	4,500	2.0%
iShares MSCI EAFE Index Fund	15,000	2.0%
iShares MSCI EAFE Growth Index Fund	12,800	2.0%
iShares MSCI EAFE Small Cap Index Fund	10,000	2.0%
iShares MSCI EAFE Value Index Fund	13,200	2.0%
iShares MSCI Emerging Markets Financials Sector Index Fund	1,900	2.0%
iShares MSCI Emerging Markets Materials Sector Index Fund	1,200	2.0%

87

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares MSCI Europe Financials Sector Index Fund	1,700	2.0%
iShares MSCI Far East Financials Sector Index Fund	1,300	2.0%
iShares NYSE 100 Index Fund	500	2.0%
iShares NYSE Composite Index Fund	500	2.0%
iShares PHLX SOX Semiconductor Sector Index Fund	250	2.0%
iShares S&P North American Natural Resources Sector Index Fund	500	2.0%
iShares S&P North American Technology Sector Index Fund	500	2.0%
iShares S&P North American Technology-Multimedia Networking Index Fund	200	2.0%
iShares S&P North American Technology-Software Index Fund	250	2.0%

*	As a percentage of the NAV per Creation Unit, inclusive of the standard transaction fee.

Placement of Redemption Orders  for Domestic Funds Using the Clearing Process. Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders  for Domestic Funds Outside the Clearing Process. Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders  for Foreign Funds. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than two Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the non-U.S. countries relevant to the Foreign Funds.

In order to take delivery of shares of Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a

88

qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Fund may trade on days that the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.

89

Taxation on Creation and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the U.S. Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2010 and 2011, the dates of regular holidays affecting the relevant securities markets in which the Funds invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2010

Australia
January 1	April 5	August 2	December 27
January 26	April 26	August 11	December 28
March 1	May 3	September 27
March 8	June 7	October 4
April 2	June 14	November 2
Austria
January 1	May 13	November 1
January 6	May 24	December 8
April 2	June 3	December 24
April 5	October 26	December 31
Belgium
January 1	May 14	November 1
April 2	May 24	November 11
April 5	July 21
May 13	August 16
Brazil
January 1	April 2	September 7	December 24
January 20	April 21	October 12	December 31
January 25	April 23	November 2
February 15	June 3	November 15
February 16	July 9	November 30
Canada
January 1	May 24	September 6	December 28
January 4	June 24	October 11
February 15	July 1	November 11
April 2	August 2	December 27

Chilé
January 1	July 16	December 31
April 2	October 11
May 21	November 1
June 28	December 8

90

China
January 1	April 2	July 1	September 29
January 18	April 5	July 5	September 30
February 15	April 6	September 6	October 1
February 16	May 3	September 22	October 11
February 17	May 21	September 23	November 11
February 18	May 31	September 27	November 25
February 19	June 16	September 28	December 27
Colombia
January 1	April 2	July 5	November 1
January 11	May 17	July 20	November 15
March 22	June 7	August 16	December 8
April 1	June 14	October 18	December 31
The Czech Republic
January 1	September 28	December 31
April 5	October 28
July 5	November 17
July 6	December 24
Denmark
January 1	April 30	December 24
April 1	May 13	December 31
April 2	May 14
April 5	May 24
Egypt
January 7	July 1	November 16
April 4	September 12	November 17
April 5	October 6	December 7
April 25	November 15

The Egyptian market is closed every Friday.

Finland
January 1	May 13	December 31
January 6	June 25
April 2	December 6
April 5	December 24
France
January 1	July 14
April 2	November 1
April 5	November 11
May 13
Germany
January 1	April 5	November 1
January 6	May 13	December 24
February 15	May 24	December 31
April 2	June 3
Greece
January 1	April 2
January 6	April 5
February 15	May 24
March 25	October 28
Hong Kong
January 1	April 5	July 1	December 27
February 15	April 6	September 23	December 31
February 16	May 21	October 1
April 2	June 16	December 24
Hungary
January 1	August 20
March 15	November 1
April 5	December 24
May 24
India
January 26	March 24	May 27	October 2
February 12	April 1	July 1	November 5
February 27	April 2	August 19	November 18
March 1	April 14	September 11	December 17
March 16	May 1	September 30	December 25
Indonesia
January 1	May 13	September 7	September 13
February 26	May 28	September 8	November 17
March 16	August 17	September 9	December 7
April 2	September 6	September 10	December 31

Ireland
January 1	May 3	December 27
March 17	June 7	December 28
April 2	August 2	December 29
April 5	October 25

91

Israel
February 28	April 19	September 8	September 23
March 29	April 20	September 9	September 29
March 30	May 18	September 10	September 30
April 4	May 19	September 17
April 5	July 20	September 22

The Israeli market is closed every Friday.

Italy
January 1	June 2	December 24
January 6	June 29	December 31
April 2	November 1
April 5	December 8
Japan
January 1	April 29	July 19	November 3
January 11	May 3	September 20	November 23
February 11	May 4	September 23	December 23
March 22	May 5	October 11	December 31
Luxembourg
January 1	May 24
April 2	June 23
April 5	November 1
May 13
Malaysia
January 1	February 26	August 31	December 7
February 1	May 28	September 10
February 15	May 31	November 5
February 16	June 1	November 17
Mexico
January 1	April 2
February 1	September 16
March 15	November 2
April 1	November 15
Morocco
January 1	August 20
January 10	November 17
January 11	November 18
July 30	December 7
The Netherlands
January 1	May 5
April 2	May 13
April 5	May 24
April 30
New Zealand
January 1	April 2	December 27
January 4	April 5	December 28
January 25	June 7
February 1	October 25
Norway
January 1	May 13	December 31
April 1	May 17
April 2	May 24
April 5	December 24
Peru
January 1	July 28	November 1
April 1	July 29	December 8
April 2	August 30
June 29	October 8
The Philippines
January 1	April 12	August 30	December 24
February 25	May 10	September 10	December 30
April 1	June 14	November 1	December 31
April 2	August 23	November 29
Poland
January 1	June 3
April 2	November 1
April 5	November 11
May 3	December 24

Portugal
January 1	June 3	December 1
February 16	June 10	December 8
April 2	October 5	December 24
April 5	November 1

92

Russia
January 1	January 7	March 8	November 4
January 4	January 8	May 3
January 5	February 22	May 10
January 6	February 23	June 14
Singapore
January 1	May 28	November 17
February 15	August 9
February 16	September 10
April 2	November 5
South Africa
January 1	April 27	December 16
March 22	June 16	December 27
April 2	August 9
April 5	September 24
South Korea
January 1	May 21	September 23
February 15	June 2	December 31
March 1	September 21
May 5	September 22
Spain
January 1	April 2	November 1	December 24
January 6	April 5	November 9	December 31
March 19	August 16	December 6
April 1	October 12	December 8
Sweden
January 1	May 13
January 6	June 25
April 2	December 24
April 5	December 31
Switzerland
January 1	April 5	June 29	December 24
January 6	May 13	September 9	December 31
March 19	May 24	November 1
April 2	June 3	December 8
Taiwan
January 1	February 16	April 5
February 11	February 17	June 16
February 12	February 18	September 22
February 15	February 19
Thailand
January 1	April 14	May 27	October 25
March 1	April 15	July 1	December 6
April 6	May 3	July 26	December 10
April 13	May 5	August 12	December 31
Turkey
January 1	September 8	October 29	November 18
April 23	September 9	November 15	November 19
May 19	September 10	November 16
August 30	October 28	November 17
The United Kingdom
January 1	May 31
April 2	August 30
April 5	December 27
May 3	December 28
The United States
January 1	May 31	November 11
January 18	July 5	November 25
February 15	September 6	December 24
April 2	October 11	December 31

2011

Australia
January 3	April 25	June 13	November 1
January 26	April 26	August 1	December 26
March 7	May 2	August 17	December 27
March 14	May 16	September 26
April 22	June 6	October 3

93

Austria
January 6	June 13	November 1
April 22	June 23	December 8
April 25	August 15	December 26
June 2	October 26	December 30
Belgium
April 22	June 13	November 11
April 25	July 21	December 26
June 2	August 15
June 3	November 1
Brazil
January 20	April 21	October 12
January 25	April 22	November 2
March 7	June 23	November 15
March 8	September 7	December 30
Canada
January 3	May 23	September 5	December 27
January 4	June 24	October 10
February 21	July 1	November 11
April 22	August 1	December 26
Chilé
April 22	September 19
June 20	October 10
June 27	November 1
August 15	December 8
China
January 3	February 7	May 5	October 5
January 17	February 8	May 6	October 6
January 31	February 9	May 30	October 7
February 1	February 21	July 4	October 10
February 2	May 2	September 5	November 11
February 3	May 3	October 3	November 24
February 4	May 4	October 4	December 26
Colombia
January 10	June 6	August 15	December 8
March 21	June 27	October 17	December 30
April 21	July 4	November 7
April 22	July 20	November 14
The Czech Republic
April 25	October 28
July 5	November 17
July 6	December 26
September 28	December 30
Denmark
April 21	June 2
April 22	June 13
April 25	December 26
May 20
Egypt
February 15	August 31	November 7
April 24	September 1
April 25	October 6
May 1	November 6

The Egyptian market is closed every Friday.

Finland
January 6	June 24
April 22	December 6
April 25	December 26
June 2
France
April 22	August 15
April 25	November 1
June 2	November 11
July 14	December 26
Germany
January 6	June 2	October 3
March 7	June 13	November 1
April 22	June 23	December 26
April 25	August 15

Greece
January 6	April 25	December 26
March 7	June 13
March 25	August 15
April 22	October 28

94

Hong Kong
February 2	April 22	June 6	December 26
February 3	April 25	July 1	December 27
February 4	May 2	September 13
April 5	May 10	October 5
Hungary
March 14	October 31
March 15	November 1
April 25	December 26
June 13
India
January 26	April 14	August 15	October 6
February 16	April 16	August 19	October 26
March 2	April 22	August 23	October 28
April 1	May 17	August 31	November 7
April 4	June 30	September 1	November 10
April 12	July 1	September 30	December 6
Indonesia
February 3	June 2	August 31	December 26
February 14	June 27	September 1	December 30
April 4	August 17	September 2
April 22	August 29	November 7
May 17	August 30	November 28
Ireland
January 3	May 2	December 26
March 17	June 6	December 27
April 22	August 1	December 28
April 25	October 31
Israel
March 20	May 8	September 28	October 13
April 18	May 9	September 29	October 19
April 19	June 7	September 30	October 20
April 24	June 8	October 7
April 25	August 9	October 12

The Israeli market is closed every Friday.

Italy
January 6	June 29	December 26
April 22	August 15
April 25	November 1
June 2	December 8
Japan
January 3	April 29	July 18	November 3
January 10	May 3	September 19	November 23
February 11	May 4	September 23	December 23
March 21	May 5	October 10
Luxembourg
April 22	June 13	November 1
April 25	June 23	December 26
June 2	August 15

Malaysia
January 1	February 15	June 4	October 26
February 1	May 2	August 29	November 7
February 2	May 17	August 30	November 28
February 3	May 30	August 31	December 26
February 4	May 31	September 1

95

Mexico
February 7	September 16
March 21	November 2
April 21	November 21
April 22	December 12
Morocco
January 11	September 1
February 16	November 7
February 17	November 8
August 31	November 18
The Netherlands
April 22	June 13
April 25	December 26
June 2
New Zealand
January 3	April 22	December 26
January 4	April 25	December 27
January 24	June 6
January 31	October 24
Norway
April 21	June 2
April 22	June 13
April 25	December 26
May 17
Peru
April 21	July 29
April 22	August 30
June 29	November 1
July 28	December 8
The Philippines
February 25	August 31	December 30
April 21	November 1
April 22	November 2
August 30	November 30
Poland
April 22	August 15
April 25	November 1
May 3	November 11
June 23	December 26
Portugal
March 8	June 13	November 1
April 22	June 23	December 1
April 25	August 15	December 8
June 10	October 5	December 26
Russia
January 3	January 7	March 8	June 13
January 4	January 10	May 2	November 4
January 5	February 23	May 9
January 6	March 7	May 10
Singapore
January 1	May 2	October 26
February 3	May 17	November 7
February 4	August 9	December 26
April 22	August 30
South Africa
March 21	May 2	December 26
April 22	June 16
April 25	August 9
April 27	December 16

South Korea
February 2	April 5	August 15	December 30
February 3	May 5	September 12
February 4	May 10	September 13
March 1	June 6	October 3

96

Spain
January 6	May 2	September 9	December 6
April 21	May 3	October 12	December 8
April 22	July 25	November 1	December 26
April 25	August 15	November 9
Sweden
January 6	June 6
April 22	June 24
April 25	December 26
June 2
Switzerland
January 6	June 13	August 15	December 26
April 22	June 23	September 8
April 25	June 29	November 1
June 2	August 1	December 8
Taiwan
January 31	February 4	May 2
February 1	February 7	June 6
February 2	February 28	September 12
February 3	April 5	October 10
Thailand
January 3	April 14	May 17	October 24
February 17	April 15	July 1	December 5
April 6	May 2	July 18	December 12
April 13	May 5	August 12
Turkey
May 19	September 1	November 8
August 29	September 2	November 9
August 30	October 28
August 31	November 7
The United Kingdom
January 3	May 30
April 22	August 29
April 25	December 26
May 2	December 27
The United States
January 17	July 4	November 24
February 21	September 5	December 26
April 22	October 10
May 30	November 11

97

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Funds. In the calendar years 2010 and 2011*, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:

2010
Country	Trade Date	Settlement Date	Number of Days to Settle
China	02/10/10	02/22/10	12
	02/11/10	02/23/10	12
	02/12/10	02/24/10	12
	03/29/10	04/07/10	9
	03/30/10	04/08/10	9
	04/01/10	04/09/10	8
	09/20/10	10/04/10	14
	09/21/10	10/05/10	14
	09/24/10	10/06/10	12
Denmark	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8
Egypt	11/10/10	11/18/10	8
	11/11/10	11/21/10	10
	11/14/10	11/22/10	8
Hong Kong	03/29/11	04/06/11	8
	03/30/11	04/07/11	8
	03/31/11	04/08/11	8
Indonesia	09/01/10	09/14/10	13
	09/02/10	09/15/10	13
	09/03/10	09/16/10	13
Japan	04/28/10	05/06/10	8
	04/29/10	05/07/10	8
	04/30/10	05/10/10	10
Malaysia	05/25/10	06/02/10	8
	05/26/10	06/03/10	8
	05/27/10	06/04/10	8
Norway	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8
South Korea	09/16/10	09/24/10	8
	09/17/10	09/27/10	10
	09/20/10	09/28/10	8
Spain	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8
Taiwan	02/10/10	02/22/10	12
Thailand	04/08/10	04/16/10	8
	04/09/10	04/19/10	10
	04/12/10	04/20/10	8

97

2010
Country	Trade Date	Settlement Date	Number of Days to Settle
Turkey	11/11/10	11/22/10	11
	11/12/10	11/23/10	11
2011
Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/19/11	04/27/11	8
	04/20/11	04/28/11	8
	04/21/11	04/29/11	8
Denmark	04/18/11	04/26/11	8
	04/19/11	04/27/11	8
	04/20/11	04/28/11	8
Hong Kong	01/28/11	02/07/11	10
	01/31/11	02/08/11	8
	02/01/11	02/09/11	8
Ireland	12/21/11	12/29/11	8
	12/22/11	12/30/11	8
	12/23/11	01/03/12	11
Japan	04/27/11	05/06/11	9
	04/28/11	05/09/11	11
	05/02/11	05/10/11	8
Malaysia	01/26/11	02/07/11	12
	01/27/11	02/08/11	12
	01/28/11	02/09/11	12
	08/24/11	09/02/11	9
	08/25/11	09/05/11	11
	08/26/11	09/06/11	11
Norway	04/18/11	04/26/11	8
	04/19/11	04/27/11	8
	04/20/11	04/28/11	8
Russia	12/28/11	01/10/12	13
	12/29/11	01/11/12	13
	12/30/11	01/12/12	13
South Africa	03/14/11	03/22/11	8
	03/15/11	03/23/11	8
	03/16/11	03/24/11	8
	03/17/11	03/25/11	8
	03/18/11	03/28/11	10
	04/15/11	04/26/11	11
	04/18/11	04/28/11	10
	04/19/11	04/29/11	10
	04/20/11	05/03/11	13
	04/21/11	05/04/11	13
	04/26/11	05/05/11	9
	04/28/11	05/06/11	8
	04/29/11	05/09/11	10
	06/09/11	06/17/11	8
	06/10/11	06/20/11	10

99

2011
Country	Trade Date	Settlement Date	Number of Days to Settle
	06/13/11	06/21/11	8
	06/14/11	06/22/11	8
	06/15/11	06/23/11	8
	08/02/11	08/10/11	8
	08/03/11	08/11/11	8
	08/04/11	08/12/11	8
	08/05/11	08/15/11	10
	08/08/11	08/16/11	8
	12/09/11	12/19/11	10
	12/12/11	12/20/11	8
	12/13/11	12/21/11	8
	12/14/11	12/22/11	8
	12/15/11	12/23/11	8
	12/19/11	12/27/11	8
	12/20/11	12/28/11	8
	12/21/11	12/29/11	8
	12/22/11	12/30/11	8
	12/23/11	01/03/12	11
Spain	04/18/11	04/26/11	8
	04/19/11	04/27/11	8
	04/20/11	04/28/11	8
Taiwan	01/27/11	02/08/11	12
	01/28/11	02/09/11	12
Thailand	04/08/11	04/18/11	10
	04/11/11	04/19/11	8
	04/12/11	04/20/11	8
Turkey	08/25/11	09/05/11	11
	08/26/11	09/06/11	11

*These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Taxes

Regulated Investment Company Qualifications. Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of

100

other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first.

101

The following Funds had tax basis net capital loss carryforwards as of July 31, 2010, the tax year-end for the Funds:
Fund	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016
iShares FTSE China 25 Index Fund	$—	$—	$—	$3,332,711	$—	$451,243
iShares FTSE China (HK Listed) Index Fund	—	—	—	—	—	—
iShares FTSE Developed Small Cap ex-North America Index Fund	—	—	—	—	—	—
iShares MSCI ACWI ex US Index Fund	—	—	—	—	—	—
iShares MSCI ACWI Index Fund	—	—	—	—	—	—
iShares MSCI All Country Asia ex Japan Index Fund	—	—	—	—	—	—
iShares MSCI EAFE Growth Index Fund	—	—	—	—	—	2,756,980
iShares MSCI EAFE Index Fund	—	17,452,072	150,352	—	—	—
iShares MSCI EAFE Small Cap Index Fund	—	—	—	—	—	—
iShares MSCI EAFE Value Index Fund	—	—	—	—	—	3,201,806
iShares NYSE Composite Index Fund	—	—	—	—	8,687	506,184
iShares NYSE 100 Index Fund	—	25,021	—	208,513	123,690	775,077
iShares PHLX SOX Semiconductor Sector Index Fund	472,453	510,075	2,373	1,635,360	5,309,649	17,237,123
iShares S&P North American Natural Resources Sector Index Fund	256,427	187,450	—	1,870,831	785,924	2,497,939
iShares S&P North American Technology Sector Index Fund	1,579,887	2,523,700	143,622	184,019	1,580,603	850,629
iShares S&P North American Technology-Multimedia Networking Index Fund	5,798,354	3,242,309	981,871	4,629,661	8,142,402	20,065,788

Fund	Expiring 2017	Expiring 2018	Total
iShares FTSE China 25 Index Fund	$58,367,595	$185,123,529	$247,275,078
iShares FTSE China (HK Listed) Index Fund	50,180	361,254	411,434
iShares FTSE Developed Small Cap ex-North America Index Fund	443,201	1,478,690	1,921,891
iShares MSCI ACWI ex US Index Fund	450,894	7,365,062	7,815,956
iShares MSCI ACWI Index Fund	568,319	5,090,715	5,659,034
iShares MSCI All Country Asia ex Japan Index Fund	114,780	5,230,616	5,345,396
iShares MSCI EAFE Growth Index Fund	19,510,202	255,395,852	277,663,034
iShares MSCI EAFE Index Fund	587,985,426	1,597,347,728	2,202,935,578
iShares MSCI EAFE Small Cap Index Fund	663,547	10,826,114	11,489,661
iShares MSCI EAFE Value Index Fund	26,442,709	117,568,907	147,213,422
iShares NYSE Composite Index Fund	1,332,864	6,691,026	8,538,761
iShares NYSE 100 Index Fund	4,111,123	14,666,625	19,910,049
iShares PHLX SOX Semiconductor Sector Index Fund	6,663,495	4,103,013	35,933,541
iShares S&P North American Natural Resources Sector Index Fund	17,704,391	84,798,764	108,101,726
iShares S&P North American Technology Sector Index Fund	5,220,553	10,528,527	22,611,540
iShares S&P North American Technology-Multimedia Networking Index Fund	1,494,613	14,891,975	59,246,973

102

Fund	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016
iShares S&P North American Technology-Software Index Fund	797,714	761,567	—	38,268	2,827,824	289,827

Fund	Expiring 2017	Expiring 2018	Total
iShares S&P North American Technology-Software Index Fund	6,215,064	27,274,356	38,204,620

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends received deduction for corporations.

Recent legislation will impose, beginning in 2013, a new 3.8% U.S. federal Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution

103

may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will

104

require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Substitute payments received by a Fund for securities lent out by the Fund will not be qualified dividend income.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains.

105

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Corporate Dividends Received Deduction.Dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in a Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

106

Passive Foreign Investment Companies. If a Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net-tax exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of a Fund. If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from a Fund attributable to a REIT’s distribution to a Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

107

For taxable years beginning before January 1, 2010, distributions that a Fund designated as “short-term capital gain dividends” or “long-term capital gain dividends” would not have been treated as such to a recipient foreign shareholder if the distribution were attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder had not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions were subject to 30% withholding by a Fund and were treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution was treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund on or before December 31, 2009 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. Although the provisions set forth in this paragraph have expired, legislation has been proposed under which these provisions would be extended for one year retroactive to January 1, 2010, although retroactivity would not apply to an obligation to withhold.

For taxable years beginning before January 1, 2010, properly-designated dividends were generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has expired, legislation has been proposed under which this provision would be extended to taxable years beginning before January 1, 2011; this extension, if enacted, would be applied retroactively.

Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or a Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners. Affected shareholders should consult their own tax advisors regarding the possible implications of these requirements on their own investment in a Fund.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2010. It is unclear at the current time whether these provisions will be extended into the future. Legislation has been proposed to allow for shareholder “look-through” to fund portfolio assets that are exempt from U.S. estate tax effective through December 31, 2010; this legislation, if enacted, would apply retroactively to deaths on or after January 1, 2010.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

108

Financial Statements

Each Fund’s audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.

Miscellaneous Information

Counsel.Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm.PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust’s independent registered public accounting firm, audits the Funds’ financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

109

IS-SAI-07-0411